                                    [GRAPHIC]



                 Class A, B and C Shares
Prospectus

                     June 28, 2002, as revised August 19, 2002

                Scudder Micro Cap Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Micro Cap Fund --Class A, B and C


                      Overview of the
                      Micro Cap Fund

                       3  Goal

                       3  Core Strategy

                       3  Investment Policies and
                          Strategies

                       4  Principal Risks of Investing in
                          the Fund

                       4  Who Should Consider Investing
                          in the Fund

                       6  Total Returns, After Fees and
                          Expenses

                       8  Fees and Expenses of the Fund

                       A Detailed Look at the
                       Micro Cap Fund

                        10 Objective

                        10 Strategy

                        10 Principal Investments

                        10 Investment Process

                        11 Other Investments

                        12 Risks

                        13 Management of the Fund

                       How to Invest in the Fund

                        18 Choosing a Share Class

                        23 How to Buy Shares

                        24 How to Exchange or Sell Shares

                        25 Policies You Should Know About

                        31 Performance Information

                        31 Other Rights We Reserve

                        32 Understanding Distributions
                           and Taxes

                        35 Financial Highlights

Overview of the Micro Cap Fund -- Class A, B and C

Goal: The Fund seeks capital appreciation.

Core Strategy: The Fund invests primarily in the stocks and other equity securities of US micro capitalization growth-oriented companies.

Investment Policies and Strategies: The Fund seeks to achieve its investment objective by investing in the stocks and other equity securities of US micro capitalization growth-oriented companies. In managing the Fund, we use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The portfolio management team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

                               Scudder Micro Cap Fund -- Class A, B and C  |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . micro capitalization company stock returns could trail stock market returns generally because of risks specific to small company investing: greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress;

         . stocks held by the Fund could perform poorly;

         . the overall stock market could decline or could underperform other investments;

         . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests; or

         . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money-market funds.

         You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

         This Prospectus describes the Fund's Class A shares, Class B shares and Class C shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Choosing a Share Class'). The Fund offers shares through securities dealers and through financial institutions

4 | Scudder Micro Cap Fund -- Class A, B and C that act as shareholder servicing agents. You may also buy shares directly from the Fund through the Fund's transfer agent. The Fund also offers classes with different fees, expenses and investment minimums.

         The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in fixed income securities alone, or invests in large- or medium-sized company stocks. Diversifying your investments may lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                               Scudder Micro Cap Fund -- Class A, B and C  |  5

Total Returns, After Fees and Expenses


The bar chart on this page and the table on the following page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. Class A, B and C shares are newly offered classes of shares with no performance history. The bar chart and table shows the actual historical performance of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares on December 18, 1996 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Russell 2000 Index over the last one year, five years and since inception. The Russell 2000 Index is a passive measure of US equity market returns. It does not factor in the costs of buying, selling and holding stocks--costs which are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax-situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

The Russell 2000 Index is an unmanaged domestic equity securities index representing the performance of the 2,000 smallest companies of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 3000 represents approximately 98% of the investable US equity market. The Russell 2000 Index is a widely accepted benchmark of US small capitalization company performance. It is a model, not an actual portfolio.


Year-by-Year Returns Institutional Class/1/ (each full calendar year since inception)


                                    [CHART]

 1997   1998    1999   2000    2001
------  -----  ------  -----  ------
19.83%  1.20%  77.53%  3.22%  15.37%

For the period shown in the bar chart, the Fund's highest return in any calendar quarter was 29.74% (fourth quarter 1999) and its lowest quarterly return was -24.12% (third quarter 1998).

/1/ Institutional Class performance is presented because Class A, B and C shares have no performance history. Except with respect to the impact of sales charges and other expenses, it is expected that the future performance of Class A, B and C shares will be substantially similar to the performance of the Institutional Class because the shares are invested in the same portfolio of securities. The bar chart on this page and the table on the following page do not reflect (i) 12b-1 fees at an aggregate annual rate of 0.25% of the Fund's average daily net assets for Class A shares and 0.75% of the Fund's average daily net assets for Class B and C shares, (ii) sales charges and (iii) a 0.25% shareholder servicing fee for Class B and C shares. If they did, returns would be less than those shown. Institutional Class shares are offered under a separate prospectus, which is available upon request.

6  |  Scudder Micro Cap Fund -- Class A, B and C

Performance for Periods Ended December 31, 2001
Average Annual Returns
                                                               Since Inception
                                             1 Year 5 Years (December 18, 1996)/2/
----------------------------------------------------------------------------------
Institutional Class
Return Before Taxes                          15.37% 20.72%         20.94%
----------------------------------------------------------------------------------
Institutional Class
Return After Taxes on Distributions          15.37% 18.89%         19.12%
----------------------------------------------------------------------------------
Institutional Class
Return After Taxes on Distributions and
Sale of Fund Shares                           9.36% 16.55%         16.76%
----------------------------------------------------------------------------------
Russell 2000 Index
(reflects no deduction for fees, expenses or
taxes)                                        2.49%  7.52%          7.52%
----------------------------------------------------------------------------------

/2/ The Russell 2000 Index is calculated from December 31, 1996.

--------------------------------------------------------------------------------


The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholders gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

                               Scudder Micro Cap Fund -- Class A, B and C  |  7

Fees and Expenses of the Fund

The Fees and Expenses tables describe the fees and estimated expenses that you may pay if you buy Class A, B and C shares of the Fund.

Shareholder Fees                             Class A      Class B      Class C
(fees paid directly from your investment)     Shares       Shares       Shares
                                             Initial      Deferred     Deferred
                                           Sales Charge Sales Charge Sales Charge
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                        5.75%/1/      None         None
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as
a percentage of original purchase price or
redemption proceeds, whichever is lower)       None/1/     4.00%/2/     1.00%/3/
---------------------------------------------------------------------------------

        Annual Fund Operating Expenses
        (expenses paid from Fund assets)
                                                 Percentage of Average Daily Net Assets
                                                 Class A      Class B      Class C
        Management Fees                           1.50%        1.50%        1.50%
        -------------------------------------------------------------------------------
        Distribution and/or Service (12b-1) fees  0.25%        0.75%        0.75%
        -------------------------------------------------------------------------------
        Other Expenses/4/ (including a 0.25%
        shareholder servicing fee for Class B
        and Class C shares)                       0.48%        0.73%        0.73%
        -------------------------------------------------------------------------------
        Total Annual Fund Operating Expenses      2.23%        2.98%        2.98%
        -------------------------------------------------------------------------------
        Less: Fee Waivers or Expense
        Reimbursements/5/                        -0.49%       -0.49%       -0.49%
        -------------------------------------------------------------------------------
        Net Expenses                              1.74%        2.49%        2.49%
        -------------------------------------------------------------------------------

/1/ Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled 'Choosing a Share Class--Class A shares.')

/2/ Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After six years, Class B shares convert automatically to Class A shares. (See the section entitled 'Choosing a Share Class--Class B shares.')

/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See the section entitled 'Choosing a Share Class--Class C shares.')

/4/ Expenses are based on the actual expenses of the Institutional Class including the Other Expenses for the current fiscal year. Class A, B and C shares are new classes of shares with no operating history. For the fiscal year ended September 30, 2001, Other Expenses and Total Annual Fund Operating Expenses of Institutional Class shares were 0.48% and 1.98%, respectively, of the average daily net assets of the Institutional Class shares.

/5/ The investment advisor and administrator have contractually agreed to waive their fees or reimburse expenses until January 28, 2004, so that total expenses will not exceed 1.74% for Class A shares and 2.49% for Class B and C shares.

8  |  Scudder Micro Cap Fund -- Class A, B and C

Expense Examples. The example illustrates the expenses you will incur on a $10,000 investment in Class A, B and C shares of the Fund. The numbers assume that (a) the Fund earned an annual return of 5% over the periods shown, (b) the Fund's operating expenses remained the same and (c) you reinvest all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

Federal regulations require that the tables below reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See the section entitled 'Choosing a Share Class') If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rule for the National Association of Securities Dealers, Inc.

Expense Example/1 /


                 You would pay the following expenses if you redeemed your shares at the end of each period:
                                        1 Year         3 Years        5 Years        10 Years
                 Class A Shares          $742          $1,188         $1,659          $2,956
                 -----------------------------------------------------------------------------------
                 Class B Shares          $652          $1,175         $1,724          $2,926
                 -----------------------------------------------------------------------------------
                 Class C Shares          $352            $875         $1,524          $3,265
                 -----------------------------------------------------------------------------------


                 You would pay the following expenses if you did not redeem your shares:
                                     1 Year      3 Years      5 Years      10 Years
                 Class A Shares       $742       $1,188       $1,659        $2,956
                 -----------------------------------------------------------------------
                 Class B Shares       $252         $875       $1,524        $2,926
                 -----------------------------------------------------------------------
                 Class C Shares       $252         $875       $1,524        $3,265
                 -----------------------------------------------------------------------

/1/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

                               Scudder Micro Cap Fund -- Class A, B and C  |  9

A Detailed Look at the Micro Cap Fund -- Class A, B and C

Objective

         The Fund seeks capital appreciation. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         The Fund invests primarily in equity securities of US micro capitalization growth-oriented companies. We focus on individual security selection rather than industry selection. The team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Principal Investments

         Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of US micro capitalization companies. The investment advisor defines the micro capitalization equity universe as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million.

         The Fund may invest up to 20% of its total assets in the securities of foreign companies that would be considered in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million capitalization minimum).

Investment Process

         Company research lies at the heart of our investment process. We use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

10  |  Scudder Micro Cap Fund -- Class A, B and C

         . The team focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

         . The team emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

         . The team generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

         . The team screens the bottom 5% of the total domestic equity market capitalization (subject to a $10 million capitalization minimum) for micro cap companies with growth and profitability.

         The Fund has had a high portfolio turnover rate in the past. In implementing its investment strategy, the Fund may experience a high portfolio turnover rate.

Other Investments

         The Fund may also invest up to 20% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. The Fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that are considered of high quality.

         We may also use various instruments commonly known as 'derivatives,' and, to the extent that the fund invests in foreign securities, it may enter into forward currency exchange contracts and

--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.


Forward Currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

                              Scudder Micro Cap Fund -- Class A, B and C | 11 buy and sell currency options to hedge against currency exchange rate fluctuations.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We may invest up to 100% of the Fund's assets in money market investments, or other short-term bonds that offer comparable safety. To the extent we adopt such a position and over the course of its duration, the Fund may not meet its goal of capital growth.

RISKS

         Set forth below are some of the prominent risks associated with investing in micro capitalization companies, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

         Primary risks

         Micro Capitalization Company Risk. The Fund's investments in micro capitalization companies will be more susceptible to share price fluctuations since micro capitalization company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in micro company investing, can also pose added risk. Industry wide reversals may have a greater impact on micro capitalization companies, since they lack a large company's financial resources. Micro capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses. Finally, micro capitalization company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a micro capitalization company's shares may be more difficult to sell.

         Market Risk. Although individual stocks can outperform their local markets, deteriorating stock market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

12  |  Scudder Micro Cap Fund -- Class A, B and C

         Foreign Investment Risk. To the extent that the Fund holds the stocks of companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the 'numbers' themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

         Secondary risks

         Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we value the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares. This risk may be heightened for micro capitalization companies.

         Derivative Risk. Risks associated with derivatives include:

         . that the derivative is not well correlated with the security for which it is acting as a substitute;

         . that the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         . that the Fund cannot sell the derivative because of an illiquid secondary market.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities

                              Scudder Micro Cap Fund -- Class A, B and C | 13 of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

         Investment Advisor. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ('DeAM, Inc.') with headquarters at 280 Park Avenue, New York, New York 10017 acts as investment advisor for the Fund. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. For its services as investment advisor, DeAM, Inc. receives a fee of 1.50% of the Fund's average daily net assets. The investment advisor reimbursed a portion of its fee during the period.

         DeAM, Inc. provides a full range of international investment advisory services to institutional clients, and as of March 30, 2002, managed approximately $97 billion in assets.

         DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         Organizational Structure. The Fund is a series of an open-end investment company organized as a Delaware business trust.

         Other Services. DeAM, Inc. provides administrative services for the Fund. In addition, DeAM, Inc.--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

14  |  Scudder Micro Cap Fund -- Class A, B and C

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the brokers or financial advisors servicing agreement, such as cash management or special trust or retirement-investment reporting.

         Investment Company Capital Corporation ('ICCC') serves as the Fund's transfer agent ('Transfer Agent').

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

         Audrey M. T. Jones, CFA

         . Managing Director of Deutsche Asset Management and Lead Manager of the Fund.

         . Joined the investment advisor in 1986 and the Fund at its inception.

         . Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.

         . 30 years of investment industry experience.

         . BBA from Pace University Lubin School of Business.

         Doris R. Klug, CFA

         . Director of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined Deutsche Asset Management in 2000.

         . Portfolio manager with primary focus on the consumer and capital goods sectors.

         . Vice President of Mutual of America from 1993 to 2000.

                              Scudder Micro Cap Fund -- Class A, B and C  |  15

         . 21 years of financial industry experience.

         . MBA from New York University Stern School of Business.

         Bob Grandhi, CFA

         . Director of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined Deutsche Asset Management in 2001.

         . Portfolio manager with primary focus on the technology and healthcare sectors.

         . Portfolio manager at Monument Funds Group and Daiwa Securities from
           2000 to 2001 and 1990 to 2000, respectively.

         . 25 years of financial industry experience.

         . MS and MBA from Illinois Institute of Technology.

16  |  Scudder Micro Cap Fund -- Class A, B and C

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your securities dealer or service agent or a representative of your workplace retirement plan or other investment provider ('service agent').

                              Scudder Micro Cap Fund -- Class A, B and C  |  17

Choosing a Share Class


This prospectus describes three share classes for the Fund. Each class has its own fees and expenses, offering you a choice of cost structures. The Fund offers other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a service agent, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your service agent to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features                          Points to help you compare
-----------------------------------------------------------------------------------------
Class A
..Sales charges of up to 5.75% when you buy    .Some investors may be able to reduce or
 shares                                        eliminate their sales charges; see next
..In most cases, no charges when you sell       page
 shares                                       .Total annual expenses are lower than
..Up to 0.25% annual distribution fee           those for Class B or Class C
-----------------------------------------------------------------------------------------
Class B
..No charges when you buy shares               .The deferred sales charge rate falls to
..Deferred sales charge declining from 4.00%,   zero after six years
 charged when you sell shares you bought      .Shares automatically convert to Class A
 within the last six years                     after six years, which means lower annual
..1.00% annual distribution/service fee         expenses going forward
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------
Class C
..No charges when you buy shares               .The deferred sales charge is lower, but
..Deferred sales charge of 1.00%, charged       your shares never convert to Class A, so
 when you sell shares you bought within the    annual expenses remain higher
 last year
..1.00% annual distribution/service fee
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

18  |  Scudder Micro Cap Fund -- Class A, B and C

         Class A shares

         Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

         Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year.

         Class A shares of Scudder Micro Cap Fund have a sales charge that varies with the amount you invest:


                                                      Sales charge as a
                           Sales charge as a percent percent of your net
        Your investment        of offering price         investment
        ----------------------------------------------------------------
        Up to $50,000                5.75%                  6.10%
        ----------------------------------------------------------------
        $50,000-$99,999              4.50%                  4.71%
        ----------------------------------------------------------------
        $100,000-$249,999            3.50%                  3.63%
        ----------------------------------------------------------------
        $250,000-$499,999            2.60%                  2.67%
        ----------------------------------------------------------------
        $500,000-$999,999            2.00%                  2.04%
        ----------------------------------------------------------------
        $1 million or more  See below and next page
        ----------------------------------------------------------------

         You may be able to lower your Class A sales charges if:

         . You plan to invest at least $50,000 over the next 24 months ('letter of intent')

         . The amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ('cumulative discount')

         . You are investing a total of $50,000 or more in several funds at once ('combined purchases')

         The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to 'move' your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your service agent.

         You may be able to buy Class A shares without sales charges when you are:

         . reinvesting dividends or distributions

         . investing through certain workplace retirement plans

                              Scudder Micro Cap Fund -- Class A, B and C  |  19

         . participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

         . exchanging an investment in Class A shares of another fund for an investment in the Fund unless the Fund has a higher sales load in which case you would be required to pay the difference

         . a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds

         There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Fund may waive the sales charges for investors in other situations as well. Your service agent or the Transfer Agent, can answer your questions and help you determine if you are eligible.

         If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ('Large Order NAV Purchase Privilege'). This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         Class B shares

         Class B shares may make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher expenses.

         With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher

20  |  Scudder Micro Cap Fund -- Class A, B and C

         (and their performance correspondingly lower) than those of Class A shares. After six years, Class B shares automatically convert on a tax-free basis to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

         Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

      Year after you bought shares        CDSC on shares you sell
      -------------------------------------------------------------------
         First year                                4.00%
      -------------------------------------------------------------------
         Second or third year                      3.00%
      -------------------------------------------------------------------
         Fourth or fifth year                      2.00%
      -------------------------------------------------------------------
         Sixth year                                1.00%
      -------------------------------------------------------------------
         Seventh year and later    None (automatic conversion to Class A)
      -------------------------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

         Class C shares

         Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them, or who aren't certain of their investment time horizon.

         Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a 0.25% shareholder servicing fee from class assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.


                              Scudder Micro Cap Fund -- Class A, B and C  |  21

         Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

         Class C shares have a CDSC, but only on shares you sell within one year of buying them:

              Year after you bought shares CDSC on shares you sell
              ----------------------------------------------------
                 First year                         1.00%
              ----------------------------------------------------
                 Second year and later              None
              ----------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

22  |  Scudder Micro Cap Fund -- Class A, B and C

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

First investment                            Additional investments
---------------------------------------------------------------------------------------
$1,000 or more for regular accounts         $50 or more for regular accounts and
$500 or more for IRAs                       IRA accounts
                                            $50 or more with an Automatic
                                            Investment Plan
---------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent using the       .Contact your service agent using the
 method that's most convenient for you       method that's most convenient for you
---------------------------------------------------------------------------------------
By mail or express mail (see below)
..Fill out and sign an application           .Send a check made out to 'Scudder
..Send it to us at the appropriate address,   Funds' and a Scudder investment slip to
 along with an investment check              us at the appropriate address below
                                            .If you don't have an investment slip,
                                             simply include a letter with your name,
                                             account number, the full name of the
                                             fund and the share class and your
                                             investment instructions
---------------------------------------------------------------------------------------
By wire
..Call (800) 621-1048 for instructions       .Call (800) 621-1048 for instructions
                                             (minimum $50)
---------------------------------------------------------------------------------------
By phone
not available                               .Call (800) 621-1048 for instructions
---------------------------------------------------------------------------------------
With an automatic investment plan
not available                               .To set up regular investments from a
                                             bank checking account, call
                                             (800) 621-1048 (minimum $50)
---------------------------------------------------------------------------------------
On the Internet
not available                               .Go to www.scudder.com and register
                                            .Follow the instructions for buying shares
                                             with money from your bank account
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Regular mail:
First Investment: Investment Company Capital Corporation c/o Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: Investment Company Capital Corporation c/o Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154
Express, registered or certified mail:
Investment Company Capital Corporation c/o Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005
Fax number: (800) 821-6234 (for exchanging and selling only)


                              Scudder Micro Cap Fund -- Class A, B and C  |  23

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund                 Selling shares
-----------------------------------------------------------------------------------------
$1,000 or more to open a new account         Some transactions, including most for over
($500 for IRAs)                              $100,000, can only be ordered in writing
$50 or more for exchanges between            with a signature guarantee; if you're in
existing accounts                            doubt, see page 28
-----------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent by the           .Contact your service agent by the
 method that's most convenient for you        method that's most convenient for you
-----------------------------------------------------------------------------------------
By phone or wire
..Call (800) 621-1048 for instructions        .Call (800) 621-1048 for instructions
-----------------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)                          Write a letter that includes:
Write a letter that includes:                .the fund, class and account number from
..the fund, class and account number you're    which you want to sell shares
 exchanging out of                           .the dollar amount or number of shares
..the dollar amount or number of shares you    you want to sell
 want to exchange                            .your name(s), signature(s) and address, as
..the name and class of the fund you want to   they appear on your account
 exchange into                               .a daytime telephone number
..your name(s), signature(s) and address, as
 they appear on your account
..a daytime telephone number
-----------------------------------------------------------------------------------------
With an automatic exchange plan
..To set up regular exchanges from a fund     not available
 account, call (800) 621-1048
-----------------------------------------------------------------------------------------
With an automatic withdrawal plan
not applicable                               .To set up regular cash payments from a
                                              fund account, call (800) 621-1048
                                              (minimum $50)
-----------------------------------------------------------------------------------------
On the Internet
..Go to www.scudder.com and register          not available
..Follow the instructions for making on-line
 exchanges
-----------------------------------------------------------------------------------------

If your shares are in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

24  |  Scudder Micro Cap Fund -- Class A, B and C

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In either case, keep in mind that the information in this prospectus applies only to the Fund's Class A, Class B and Class C shares. The Fund has other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.


                              Scudder Micro Cap Fund -- Class A, B and C  |  25

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

         QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

26  |  Scudder Micro Cap Fund -- Class A, B and C

         Telephone transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         The Fund and its service providers reserve the right, from time to time in their sole discretion, to change the investment minimums.

                              Scudder Micro Cap Fund -- Class A, B and C  |  27

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases and sales. In addition, for exchange requests, we may require a shareholder to own shares of a Fund for 15 days before we process the purchase order for the other fund if we believe the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

28  |  Scudder Micro Cap Fund -- Class A, B and C

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for--whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

         There are certain cases in which you may be exempt from a CDSC. These include:

         . the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your service agent or the Transfer Agent to determine if the conditions exist

         . withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

         . withdrawals related to certain retirement or benefit plans

         . redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

         . for Class A shares purchased through the Large Order NAV Purchase
           Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the Fund's distributor, that the dealer waives the applicable commission

         . for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

         In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

                              Scudder Micro Cap Fund -- Class A, B and C  |  29

         If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the 'reinstatement feature.' With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of Fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact the Transfer Agent or your service agent.

         Account statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Funds calculate share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the NYSE closes early, the Fund will calculate its NAV at the time of closing.


30  |  Scudder Micro Cap Fund -- Class A, B and C

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees. In such a case, a Fund's value for a security is likely to be different from the last quoted market prices.

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Then price changes may ultimately affect the price of Fund shares the next time a Fund calculates its net asset value.

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already

                              Scudder Micro Cap Fund -- Class A, B and C | 31 been opened, we may give you 30 days' notice to provide the correct number

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance of $1,000 for any reason other than a change in market value

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

         . change, add or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income at least annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash, and even if a portion of the distribution represents a return of your purchase price.

32  |  Scudder Micro Cap Fund -- Class A, B and C

         You can choose how to receive your dividends and distributions. You can have them automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders may pay federal, state and local taxes on the income dividends or capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions if any are paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income dividends                       Ordinary income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

                              Scudder Micro Cap Fund -- Class A, B and C  |  33

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder fund) is generally a taxable transaction for you:

    Transaction                              Tax status
    Your sale of shares owned for more than  Generally, long-term capital
    one year                                 gains or losses
    ------------------------------------------------------------------------
    Your sale of shares owned for one year   Generally, short-term capital
    or less                                  gains or losses; losses subject
                                             to special rules
    ------------------------------------------------------------------------

         Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends and distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of the given year are taxed in that year, even though you may not receive the money until the following January.

34  |  Scudder Micro Cap Fund -- Class A, B and C

Financial Highlights

Institutional Class performance is presented because Class A, B and C shares are newly offered classes of shares with no performance history. Class A, B and C shares will have different performance. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information, except for the six month period ended March 31, 2002, has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report for Institutional Class shares. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                                                                    For the Period
                                          For the                                                    December 18,
                                         Six Months                     For the Eleven    For the      1996/3/
                                           Ended        For the Years    Months Ended   Year Ended     through
                                         March 31,          Ended       September 30,   October 31,  October 31,
                                          2002/1/       September 30,        1999          1998          1997
                                                          2001     2000

Per share operating performance:
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                    $17.21      $24.52   $16.16        $9.90         $12.62       $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment
operations
-------------------------------------------------------------------------------------------------------------------
Expenses in excess of income               (0.07)      (0.13)   (0.14)       (0.14)         (0.05)       (0.04)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
from investment transactions                3.01       (5.35)    9.91         6.40          (2.18)        2.66
-------------------------------------------------------------------------------------------------------------------
Total from investment operations            2.94       (5.48)    9.77         6.26          (2.23)        2.62
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
-------------------------------------------------------------------------------------------------------------------
Net realized capital gains from
investment transactions                       --       (1.83)   (1.41)          --          (0.49)          --
-------------------------------------------------------------------------------------------------------------------
Total distributions                           --       (1.83)   (1.41)          --          (0.49)          --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $20.15      $17.21   $24.52       $16.16          $9.90       $12.62
-------------------------------------------------------------------------------------------------------------------
Total investment return                    17.08%     (22.55)%  64.49%       63.23%/4/     (18.16)%      26.20%/4/
-------------------------------------------------------------------------------------------------------------------

Supplemental data and ratios:
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s
omitted)                                 $61,490      $33,208  $36,745     $17,000        $14,363       $3,276
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
-------------------------------------------------------------------------------------------------------------------
Expenses in excess of income               (0.93)%/3/  (0.78)%  (0.78)%      (1.07)%/2/     (0.75)%      (0.49)%/2/
-------------------------------------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements                              1.49%/3/    1.49%    1.49%        1.49%/2/       1.49%        1.63%/2/
-------------------------------------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements                              1.94%/3/    1.98%    2.30%        3.00%/2/       2.59%        3.39%/2/
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       46%         79%     137%         115%            85%         272%
-------------------------------------------------------------------------------------------------------------------

/1/ Unaudited.

/2/ Annualized.

/3/ Inception of Institutional Class shares of the Fund was 12/18/96.

/4/ Total return is not annualized.

                              Scudder Micro Cap Fund -- Class A, B and C  |  35

To Get More Information

Shareholder reports--These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund also are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                          Micro Cap Fund--   CUSIP#
                          Class A Shares     617.35K.455
                          Class B Shares     617.35K.448
                          Class C Shares     617.35K.430
                          Morgan Grenfell Investment Trust
                                             811-8006

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SMCF-1

                                    [GRAPHIC]



                 Class A, B and C Shares
Prospectus

                     June 28, 2002, as revised August 19, 2002

                Scudder Fixed Income Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Fixed Income Fund --
 Class A, B and C

                      Overview of the Fixed
                      Income Fund

                       3  Goal

                       3  Core Strategy

                       3  Investment Policies and
                          Strategies

                       4  Principal Risks of Investing in
                          the Fund

                       4  Who Should Consider Investing
                          in the Fund

                       5  Total Returns, After Fees and
                          Expenses

                       7  Fees and Expenses of the Fund

                        A Detailed Look at the
                        Fixed Income Fund

                          9 Objective

                          9 Strategy

                         10 Principal Investments

                         10 Investment Process

                         11 Other Investments

                         11 Risks

                         13 Management of the Fund

                        How to Invest in the Fund

                         18 Choosing a Share Class

                         23 How to Buy Shares

                         24 How to Exchange or Sell
                            Shares

                         25 Policies You Should Know
                            About

                         31 Performance Information

                         31 Other RIghts We Reserve

                         32 Understanding Distributions
                            and Taxes

                         35 Financial Highlights

Overview of the Fixed Income Fund -- Class A, B and C

Goal: The Fund seeks a high level of income consistent with the preservation of capital.

Core Strategy: The Fund invests primarily in investment grade fixed income securities.

Investment Policies and Strategies: The Fund invests, under normal circumstances, at least 80% of its assets in a wide range of investment grade fixed income securities, including US government bonds, corporate bonds and debentures and mortgage-backed and asset-backed securities. In selecting investments, we focus on identifying securities and sectors which we believe are undervalued relative to the market rather than rely on interest rate forecasts.

                            Scudder Fixed Income Fund -- Class A, B and C  |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

         . The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest.

         . Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking to earn current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

         You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you are seeking capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

         This Prospectus describes the Fixed Income Fund Class A shares, Class B shares and Class C shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Choosing a Share Class.') The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares directly from the Fund through the Fund's transfer agent.

         The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4  |  Scudder Fixed Income Fund -- Class A, B and C

Total Returns, After Fees and Expenses


The bar chart on this page and the table on the next page can help you evaluate the potential risks and rewards of investing in the Fund by showing the changes in the Fund's performance from year to year. Because the Class A, B and C shares are newly offered classes of shares with no performance history, the bar chart and table show actual historical performance of the Fund's Institutional Class shares, for each full calendar year since their inception date, September 18, 1992. The table compares the average annual return of the Fund's Institutional Class shares with that of the Lehman Brothers Aggregate Bond Index over the last one year, five years and since inception. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Institutional Class. The after- tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds which include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the Index is in the intermediate range. The Index is a model, not an actual portfolio.

Year-by-Year Returns Institutional Class/1/ (each full calendar year since inception)


                                    [CHART]

 1993    1994     1995   1996   1997   1998    1999     2000   2001
------  -------  ------  -----  -----  -----  -------  ------  -----
13.67%  -1.93%   18.17%  4.49%  9.46%  7.91%  -0.55%   12.00%  9.33%

For the period shown in the bar chart, the highest return for Institutional Class shares in any calendar quarter was 5.87% (first quarter 1993) and the lowest quarterly return for Institutional Class shares was -3.20% (first quarter 1994).


/1/ Institutional Class performance is presented because Class A, B and C shares have no performance history. Except with respect to the impact of sales charges and other expenses, it is expected that the future performance of Class A, B and C shares will be substantially similar to the performance of the Institutional Class because the shares are invested in the same portfolio of securities. The bar chart and table do not reflect
    (i) 12b-1 fees at an aggregate annual rate of 0.25% of the Fund's average daily net assets for Class A shares and 0.75% of the Fund's average daily net assets for Class B and C shares, (ii) sales charges and (iii) a 0.25% shareholder servicing fee for Class B and C shares. If they did, returns would have been less than those shown. Institutional Class shares are offered under a separate prospectus, which is available upon request.


                            Scudder Fixed Income Fund -- Class A, B and C  |  5

 Performance for Periods Ended December 31, 2001
 Average Annual Returns
                                                                 Since Inception
                                               1 Year 5 Years (September 18, 1992)/2/
-------------------------------------------------------------------------------------
Institutional Class
Return Before Taxes                            9.33%   7.54%          7.86%
-------------------------------------------------------------------------------------
Institutional Class
Return After Taxes on Distributions            6.75%   4.75%          5.07%
-------------------------------------------------------------------------------------
Institutional Class
Return After Taxes on Distributions and
Sale of Fund Shares                            5.63%   4.64%          4.93%
-------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (reflects
no deduction for fees, expenses or taxes)      8.44%   7.43%          7.04%
-------------------------------------------------------------------------------------

/2/ The since inception return for the Lehman Brothers Aggregate Bond Index is calculated from September 30, 1992.

--------------------------------------------------------------------------------


The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

6  |  Scudder Fixed Income Fund -- Class A, B and C

Fees and Expenses of the Fund

The Shareholder Fees and Annual Fund Operating Expenses tables below describe the fees and expenses that you may pay if you buy Class A, B and C shares.

Shareholder Fees                             Class A      Class B      Class C
(fees paid directly from your investment)     Shares       Shares       Shares
                                             Initial      Deferred     Deferred
                                           Sales Charge Sales Charge Sales Charge
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                         4.50%        None         None
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as
a percentage of original purchase price or
redemption proceeds, whichever is lower)     None/1/       4.00%/2/     1.00%/3/
---------------------------------------------------------------------------------

Annual Fund Operating Expenses/4/
(expenses paid from Fund assets)
                                          Percentage of Average Daily Net Assets
                                          Class A      Class B      Class C
Management Fees                            0.40%        0.40%        0.40%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees   0.25%        0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses (including a 0.25%
shareholder servicing fee for Class B and
Class C Shares)                            0.16%        0.41%        0.41%
--------------------------------------------------------------------------------
Total Annual Fund Operating
Expenses/5/                                0.81%        1.56%        1.56%
--------------------------------------------------------------------------------

/1/ Purchase of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled 'Choosing a Share Class--Class A shares.')

/2/ Contingent deferred sales charge for Class B shares decline over time and reach zero after six years. After six years, Class B shares automatically convert to Class A shares. (See the section entitled 'Choosing a Share Class--Class B shares.')

/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See section entitled 'Choosing a Share Class--Class C shares.')

/4/ Expenses are based on the actual expenses of the Institutional Class because Class A, Class B and Class C shares are new classes of shares that do not have a full year of operating history. For the fiscal year ended October 31, 2001 'Other Expenses' and 'Total Annual Fund Operating Expenses' were 0.16% and 0.56%, respectively, of the average daily assets of the Institutional Class shares.

/5/ These figures include an estimated 0.01% of interest charges on fund borrowings.

                            Scudder Fixed Income Fund -- Class A, B and C  |  7

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Class A, B and C shares of the Fund. The example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvest all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. Actual costs and investment returns may be higher or lower.

Federal regulations require that the tables reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See the section entitled 'Choosing a Share Class.') Long-term shareholders of the Fund may pay more than the maximum sales charge permitted by the Conduct Rules for the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and recurring 12b-1 fees.

Expense Example

You would pay the following expenses if you redeemed your shares at the end of each period:
                      1 Year        3 Years       5 Years       10 Years
Class A Shares         $529          $697           $879         $1,407
------------------------------------------------------------------------------
Class B Shares         $559          $793         $1,050         $1,469
------------------------------------------------------------------------------
Class C Shares         $259          $493           $850         $1,856
------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:
                    1 Year      3 Years      5 Years      10 Years
Class A Shares       $529        $697         $879         $1,407
-----------------------------------------------------------------------
Class B Shares       $159        $493         $850         $1,469
-----------------------------------------------------------------------
Class C Shares       $159        $493         $850         $1,856
-----------------------------------------------------------------------

8  |  Scudder Fixed Income Fund -- Class A, B and C

A Detailed Look at the Fixed Income Fund -- Class A, B and C

Objective

         The Fund seeks a high level of income consistent with the preservation of capital. The Fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         We utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the Fund, we generally use a 'bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts. We seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

         Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

--------------------------------------------------------------------------------

Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.


                            Scudder Fixed Income Fund -- Class A, B and C  |  9

Principal Investments

         Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include intermediate-term US treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. The Fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

Investment Process

         Company research lies at the heart of our investment process. In selecting individual securities for investment, we:

         . assign a relative value, based on credit worthiness, cash flow and price, to each bond;

--------------------------------------------------------------------------------
Fixed income securities are investment grade if:

.. They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

.. They have received a comparable short-term or other rating.

.. They are unrated securities that the investment advisor believes to be of comparable quality to rated investment grade securities.

In the event a security is rated below investment grade by a nationally recognized statistical rating organization ('NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

10  |  Scudder Fixed Income Fund -- Class A, B and C

         . determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;

         . use credit analysis to determine the issuer's ability to fulfill its contracts; and

         . subordinate sector weightings to individual bonds that may add above-market value.

Other Investments

         The Fund may invest up to 20% of its assets in investment grade fixed income securities rated within the fourth highest rating category.

         The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event we determine that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

Risks

         Set forth below are some of the prominent risks associated with investing in fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

         Primary risks

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

                           Scudder Fixed Income Fund -- Class A, B and C  |  11

         Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

         Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

         Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

         Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.

         Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

         Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

12  |  Scudder Fixed Income Fund -- Class A, B and C

         Secondary risks

         Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. ('DeAM, Inc.'), Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

         Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc./1/, with headquarters at 280 Park Avenue, New York, NY 10017, acts as investment advisor for the Fund. The Fund's investment advisor makes the Fund's investment decisions. The Fund's investment advisor buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The Fund's investment advisor is also responsible for selecting

--------------------------------------------------------------------------------
/1/ DeAMIS was the Fund's investment advisor until December 23, 1999.

                           Scudder Fixed Income Fund -- Class A, B and C | 13 brokers and dealers and for negotiating brokerage commissions and dealer charges. For its services, the investment advisor is entitled to receive a fee of 0.40% of the average daily net assets of the Fund.

         DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of April 30, 2002, managed approximately $93.8 billion in assets.

         DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund:

         David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund

         . Joined the investment advisor in 1989.

         . Chief Investment Officer of the Fixed Income Fund Group.

         Gary Bartlett, CFA, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1992.

         . Analyst specializing in taxable municipal and government investments.

         . MBA, Drexel University.

         Warren Davis, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1995.

         . Analyst specializing in mortgage- and asset-backed securities.

         . MBA, Drexel University.

         Thomas Flaherty, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1995.

         . Analyst specializing in corporate bonds and mortgages.

14  |  Scudder Fixed Income Fund -- Class A, B and C

         J. Christopher Gagnier, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1997.

         . Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

         . Analyst specializing in asset-backed securities and government investments.

         Daniel Taylor, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1998.

         . Prior to that, fixed income portfolio manager, asset-backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

         . Analyst specializing in asset-backed securities and government securities.

         Organizational Structure. The Fund is a series of an open-end investment company organized as a Delaware business trust.

         Other Services. DeAM, Inc. also provides administrative services for the Fund. In addition, either DeAM, Inc., or your service agent, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

                           Scudder Fixed Income Fund -- Class A, B and C  |  15

         Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreements, such as cash management or special trust or retirement-investment reporting.

         Investment Company Capital Corporation serves as the Fund's transfer agent ('Transfer Agent'). Investment Company Capital Corporation is an indirect wholly owned subsidiary of Deutsche Bank AG.

16  |  Scudder Fixed Income Fund -- Class A, B and C

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your securities dealer or service agent or a representative of your workplace retirement plan or other investment provider ('service agent').

                           Scudder Fixed Income Fund -- Class A, B and C  |  17

Choosing a Share Class


This prospectus describes three share classes for the Fund. Each class has its own fees and expenses, offering you a choice of cost structures. The Fund offers other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a service agent, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your service agent to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features                          Points to help you compare
-----------------------------------------------------------------------------------------
Class A
..Sales charges of up to 4.50% when you buy    .Some investors may be able to reduce or
 shares                                        eliminate their sales charges; see next
..In most cases, no charges when you sell       page
 shares                                       .Total annual expenses are lower than
..Up to 0.25% annual distribution fee           those for Class B or Class C
-----------------------------------------------------------------------------------------
Class B
..No charges when you buy shares               .The deferred sales charge rate falls to
..Deferred sales charge declining from 4.00%,   zero after six years
 charged when you sell shares you bought      .Shares automatically convert to Class A
 within the last six years                     after six years, which means lower annual
..1.00% annual distribution/service fee         expenses going forward
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------
Class C
..No charges when you buy shares               .The deferred sales charge is lower, but
..Deferred sales charge of 1.00%, charged       your shares never convert to Class A, so
 when you sell shares you bought within the    annual expenses remain higher
 last year
..1.00% annual distribution/service fee
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

18  |  Scudder Fixed Income Fund -- Class A, B and C

         Class A shares

         Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

         Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year.

         Class A shares of Scudder Fixed Income Fund have a sales charge that varies with the amount you invest:

                                                      Sales charge as a
                           Sales charge as a percent percent of your net
        Your investment        of offering price         investment
        ----------------------------------------------------------------
        Up to $100,000               4.50%                  4.71%
        ----------------------------------------------------------------
        $100,000-$249,999            3.50%                  3.63%
        ----------------------------------------------------------------
        $250,000-$499,999            2.60%                  2.67%
        ----------------------------------------------------------------
        $500,000-$999,999            2.00%                  2.04%
        ----------------------------------------------------------------
        $1 million or more  See below and next page
        ----------------------------------------------------------------

         You may be able to lower your Class A sales charges if:

         . You plan to invest at least $100,000 over the next 24 months
           ('letter of intent')

         . The amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $100,000 ('cumulative discount')

         . You are investing a total of $100,000 or more in several funds at once ('combined purchases')

         The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to 'move' your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your service agent.

         You may be able to buy Class A shares without sales charges when you are:

         . reinvesting dividends or distributions

         . investing through certain workplace retirement plans

                           Scudder Fixed Income Fund -- Class A, B and C  |  19

         . participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

         . exchanging an investment in Class A Shares of another fund for an investment in the Fund unless the Fund has a higher sales load in which case you would be required to pay the difference

         . a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds

         There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Fund may waive the sales charges for investors in other situations as well. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

         If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ('Large Order NAV Purchase Privilege'). This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         Class B shares

         Class B shares may make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher expenses.

         With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) than those of Class A

20 | Scudder Fixed Income Fund -- Class A, B and C shares. After six years, Class B shares automatically convert on a tax-free basis to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

         Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

      Year after you bought shares        CDSC on shares you sell
      -------------------------------------------------------------------
         First year                                4.00%
      -------------------------------------------------------------------
         Second or third year                      3.00%
      -------------------------------------------------------------------
         Fourth or fifth year                      2.00%
      -------------------------------------------------------------------
         Sixth year                                1.00%
      -------------------------------------------------------------------
         Seventh year and later    None (automatic conversion to Class A)
      -------------------------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

         Class C shares

         Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them, or who aren't certain of their investment time horizon.

         Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a 0.25% shareholder servicing fee from class assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

                           Scudder Fixed Income Fund -- Class A, B and C  |  21

         Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

         Class C shares have a CDSC, but only on shares you sell within one year of buying them:

              Year after you bought shares CDSC on shares you sell
              ----------------------------------------------------
                 First year                         1.00%
              ----------------------------------------------------
                 Second year and later              None
              ----------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

22  |  Scudder Fixed Income Fund -- Class A, B and C

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

First investment                            Additional investments
---------------------------------------------------------------------------------------
$1,000 or more for regular accounts         $50 or more for regular accounts and
$500 or more for IRAs                       IRA accounts
                                            $50 or more with an Automatic
                                            Investment Plan
---------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent using the       .Contact your service agent using the
 method that's most convenient for you       method that's most convenient for you
---------------------------------------------------------------------------------------
By mail or express mail (see below)
..Fill out and sign an application           .Send a check made out to 'Scudder
..Send it to us at the appropriate address,   Funds' and a Scudder investment slip to
 along with an investment check              us at the appropriate address below
                                            .If you don't have an investment slip,
                                             simply include a letter with your name,
                                             account number, the full name of the
                                             fund and the share class and your
                                             investment instructions
---------------------------------------------------------------------------------------
By wire
..Call (800) 621-1048 for instructions       .Call (800) 621-1048 for instructions
                                             (minimum $50)
---------------------------------------------------------------------------------------
By phone
not available                               .Call (800) 621-1048 for instructions
---------------------------------------------------------------------------------------
With an automatic investment plan
not available                               .To set up regular investments from a
                                             bank checking account, call
                                             (800) 621-1048 (minimum $50)
---------------------------------------------------------------------------------------
On the Internet
not available                               .Go to www.scudder.com and register
                                            .Follow the instructions for buying shares
                                             with money from your bank account
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Regular mail:
First Investment: Investment Company Capital Corporation, c/o Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: Investment Company Capital Corporation, c/o Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154
Express, registered or certified mail:
Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005
Fax number: (800) 821-6234 (for exchanging and selling only)


                           Scudder Fixed Income Fund -- Class A, B and C  |  23

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund                 Selling shares
-----------------------------------------------------------------------------------------
$1,000 or more to open a new account         Some transactions, including most for over
($500 for IRAs)                              $100,000, can only be ordered in writing
$50 or more for exchanges between            with a signature guarantee; if you're in
existing accounts                            doubt, see page 28
-----------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent by the           .Contact your service agent by the
 method that's most convenient for you        method that's most convenient for you
-----------------------------------------------------------------------------------------
By phone or wire
..Call (800) 621-1048 for instructions        .Call (800) 621-1048 for instructions
-----------------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)                          Write a letter that includes:
Write a letter that includes:                .the fund, class and account number from
..the fund, class and account number you're    which you want to sell shares
 exchanging out of                           .the dollar amount or number of shares
..the dollar amount or number of shares you    you want to sell
 want to exchange                            .your name(s), signature(s) and address, as
..the name and class of the fund you want to   they appear on your account
 exchange into                               .a daytime telephone number
..your name(s), signature(s) and address, as
 they appear on your account
..a daytime telephone number
-----------------------------------------------------------------------------------------
With an automatic exchange plan
..To set up regular exchanges from a fund     not available
 account, call (800) 621-1048
-----------------------------------------------------------------------------------------
With an automatic withdrawal plan
not applicable                               .To set up regular cash payments from a
                                              fund account, call (800) 621-1048
                                              (minimum $50)
-----------------------------------------------------------------------------------------
On the Internet
..Go to www.scudder.com and register          not available
..Follow the instructions for making on-line
 exchanges
-----------------------------------------------------------------------------------------

If your shares are in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

24  |  Scudder Fixed Income Fund -- Class A, B and C

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In either case, keep in mind that the information in this prospectus applies only to the Fund's Class A, Class B and Class C shares. The Fund has other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.


                           Scudder Fixed Income Fund -- Class A, B and C  |  25

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

         QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

26  |  Scudder Fixed Income Fund -- Class A, B and C

         Telephone transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more and accept wires of $50 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         The Fund and its service providers reserve the right, from time to time in their sole discretion, to change the investment minimums.

                           Scudder Fixed Income Fund -- Class A, B and C  |  27

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases and sales. In addition, for exchange requests, we may require a shareholder to own shares of a Fund for 15 days before we process the purchase order for the other fund if we believe the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

28  |  Scudder Fixed Income Fund -- Class A, B and C

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for--whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

         There are certain cases in which you may be exempt from a CDSC. These include:

         . the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your service agent or the Transfer Agent to determine if the conditions exist

         . withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

         . withdrawals related to certain retirement or benefit plans

         . redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

         . for Class A shares purchased through the Large Order NAV Purchase
           Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the Fund's distributor, that the dealer waives the applicable commission

         . for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

         In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

                           Scudder Fixed Income Fund -- Class A, B and C  |  29

         If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the 'reinstatement feature.' With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of Fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact the Transfer Agent or your service agent.

         Account statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Funds calculate share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4/th/), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the NYSE closes early, the Fund will calculate its NAV at the time of closing.


30  |  Scudder Fixed Income Fund -- Class A, B and C

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees. In such a case, a Fund's value for a security is likely to be different from the last quoted market prices.

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Then price changes may ultimately affect the price of Fund shares the next time a Fund calculates its net asset value.

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already

                           Scudder Fixed Income Fund -- Class A, B and C | 31 been opened, we may give you 30 days' notice to provide the correct number

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance of $1,000 for any reason other than a change in market value

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

         . change, add or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income monthly. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash, and even if a portion of the distribution represents a return of your purchase price.

32  |  Scudder Fixed Income Fund -- Class A, B and C

         You can choose how to receive your dividends and distributions. You can have them automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders may pay federal, state and local taxes on the income dividends or capital gains distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions if any are paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income dividends                       Ordinary income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         The Fund intends to distribute tax-exempt interest it earns as exempt-interest dividends, which are excluded from gross income for federal income tax purposes, but may be subject to alternative minimum tax and state and local income tax. Their distributions from other sources, if any, would be taxable as described above.

                           Scudder Fixed Income Fund -- Class A, B and C  |  33

         If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder fund) is generally a taxable transaction for you:

    Transaction                              Tax status
    Your sale of shares owned for more than  Generally, long-term capital
    one year                                 gains or losses
    ------------------------------------------------------------------------
    Your sale of shares owned for one year   Generally, short-term capital
    or less                                  gains or losses; losses subject
                                             to special rules
    ------------------------------------------------------------------------

         Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends and distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of the given year are taxed in that year, even though you may not receive the money until the following January.

34  |  Scudder Fixed Income Fund -- Class A, B and C

Financial Highlights


Institutional Class performance is presented because Class A, B and C shares are newly offered classes with no performance history. Class A, B and C shares will have different performance. The table below helps you understand the financial performance of the Institutional Class/1/ shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048. Institutional Class

                                                    For the Years Ended October 31,
                                             2001      2000        1999        1998        1997

Per share operating performance:
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year        $10.24    $10.17      $10.88      $10.76      $10.51
-----------------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------------
Net investment income                       0.67      0.67        0.64        0.65        0.68
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                  0.88      0.07       (0.54)       0.20        0.25
-----------------------------------------------------------------------------------------------
Total from investment operations            1.55      0.74        0.10        0.85        0.93
-----------------------------------------------------------------------------------------------
Distributions to shareholders
-----------------------------------------------------------------------------------------------
Net investment income                      (0.67)    (0.67)      (0.64)      (0.65)      (0.68)
-----------------------------------------------------------------------------------------------
Net realized gain from investment
transactions                                  --        --       (0.17)      (0.08)         --
-----------------------------------------------------------------------------------------------
Total distributions                        (0.67)    (0.67)      (0.81)      (0.73)      (0.68)
-----------------------------------------------------------------------------------------------
Net asset value, end of year              $11.12    $10.24      $10.17      $10.88      $10.76
-----------------------------------------------------------------------------------------------
Total investment return                    15.56%     7.55%       0.86%       8.25%       9.22%
-----------------------------------------------------------------------------------------------

Supplemental data and ratios:
-----------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)  $739,834  $804,089  $1,258,869  $1,263,215  $1,103,121
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------------
Net investment income                       6.26%     6.60%       6.08%       6.01%       6.50%
-----------------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (includes interest
expense paid by the Fund)                   0.55%     0.54%         --%         --%         --%
-----------------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (excludes interest
expense paid by the Fund)                   0.55%     0.54%       0.55%       0.55%       0.55%
-----------------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements (includes interest
expense paid by the Fund)                   0.56%     0.54%       0.55%       0.56%       0.60%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                      161%      116%        157%        122%        178%
-----------------------------------------------------------------------------------------------

/1/ On February 28, 2000 the Institutional Shares were renamed the
    Institutional Class.

                           Scudder Fixed Income Fund -- Class A, B and C  |  35

To Get More Information

Shareholder reports--These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund also are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                        Fixed Income Fund--  CUSIP#
                        Class A Shares       617.35K.422
                        Class B Shares       617.35K.414
                        Class C Shares       617.35K.398
                        Morgan Grenfell Investment Trust
                                             811-8006

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SFIF-1

                                    [GRAPHIC]



                 Institutional Class
Prospectus

                     February 28, 2002, as revised August 19, 2002

                Scudder International Select Equity Fund
                Scudder European Equity Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Contents

                         3  International Select Equity
                            Fund --
                            Institutional Class

                        18  European Equity Fund --
                            Institutional Class

                      Information Concerning
                      Both Funds

                      33  Management of the Funds

                      36  Buying and Selling Institutional
                          Class Shares

                      40  Policies You Should Know
                          About

                      45  Performance Information

                      45  Other Rights We Reserve

                      46  Understanding Distributions
                          and Taxes

Overview of the International Select Equity Fund --
 Institutional Class

Goal: The Fund invests for capital appreciation.

Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE(R) Index.

Investment Policies and Strategies: The Fund seeks to achieve its investment objective by investing in a focused list of approximately 30 to 40 stocks that offer, in our opinion, the greatest upside potential on a 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

          Scudder International Select Equity Fund -- Institutional Class  |  3

The Fund follows a strict buy and sell strategy. We begin with a broad universe of equity securities that show long-term prospects for growth. We set for each security a target price objective. The price objective represents our opinion of the intrinsic value of the security. We rank each security based on these target price objectives and purchase the top 30 to 40 securities in the ranking. Stocks are sold when they meet their target price objectives or when we revise price objectives downward.

4  |  Scudder International Select Equity Fund -- Institutional Class

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Stocks that the investment advisor has selected could perform poorly.

         . The stock market could perform poorly in one or more of the countries in which the Fund has invested.

         Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

         . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

         . Foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

         . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

         . Foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying or selling securities in those markets.

Who Should Consider Investing in the Fund

         The International Select Equity Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in more diversified equity funds or in bond or money market funds.

         You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

          Scudder International Select Equity Fund -- Institutional Class  |  5

         The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

         An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

6  |  Scudder International Select Equity Fund -- Institutional Class

The bar chart on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class Shares for each full calendar year since the Fund began selling Institutional Class Shares to the public on May 15, 1995 (its inception date). The table on the next page compares the average annual return of the Fund's Institutional Class Shares with that of the Morgan Stanley Capital International ('MSCI') EAFE(R) Index over the last one year and

--------------------------------------------------------------------------------

The MSCI EAFE(R) Index of major markets in Europe, Australasia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain,
Sweden, Switzerland and the United Kingdom.


Total Returns, After Fees and Expenses

since inception. The MSCI Index EAFE(R) is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

         Year-by-Year Returns (each full calendar year since inception)
                                    [CHART]

 1996   1997    1998    1999     2000      2001
------  -----  ------  ------  --------  --------
10.31%  0.51%  23.49%  88.85%  -14.01%   -16.52%

For the period shown in the bar chart, the Fund's highest return for Institutional Class Shares in any calendar quarter was 42.80% (fourth quarter
1999) and its lowest quarterly return for Institutional Class Shares was -15.37% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

          Scudder International Select Equity Fund -- Institutional Class  |  7

Performance for Periods Ended December 31, 2001
Average Annual Return
                                                                    Since Inception
                                                    1 Year  5 Years (May 15, 1995)/1/
-------------------------------------------------------------------------------------
Institutional Class
Return Before Taxes                                 -16.52% 10.97%       12.16%
-------------------------------------------------------------------------------------
Institutional Class
Return After Taxes on Distributions                 -16.44%  9.46%       10.51%
-------------------------------------------------------------------------------------
Institutional Class
Return After Taxes on Distributions and
Sale of Fund Shares                                  -9.96%  8.50%        9.50%
-------------------------------------------------------------------------------------
MSCI EAFE(R) Index
(reflects no deduction for fees, expenses or taxes) -21.44%  0.89%        2.56%
-------------------------------------------------------------------------------------

/1/ MSCI EAFE(R) Index performance is calculated from May 30, 1995.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

8  |  Scudder International Select Equity Fund -- Institutional Class

Fees and Expenses of the Fund

(expenses paid from Fund assets)

The Annual Fees and Expenses table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the International Select Equity Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class Shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

              Annual Fees and Expenses              Percentage of
                                                    Average Daily
                                                     Net Assets
              Management Fees                           0.70%
              ---------------------------------------------------
              Distribution and Service (12b-1) Fees      None
              ---------------------------------------------------
              Other Expenses                            0.46%
              ---------------------------------------------------
              Total Fund Operating Expenses             1.16%/1/
              ---------------------------------------------------

          Shareholder Fees
          (fees paid directly from your investment)
          Maximum Sales Charge Imposed on Purchases               None
          ------------------------------------------------------------
          Maximum Sales Charge on Reinvested Dividends            None
          ------------------------------------------------------------
          Maximum Short-Term Redemption Fee
          (as a percentage of amount redeemed, as applicable) 2.00%/2/
          ------------------------------------------------------------

Expense Example/3/

         1 Year                     3 Years                    5 Years                   10 Years
          $118                       $368                       $638                      $1,409
-----------------------------------------------------------------------------------------------------------

/1/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%. This waiver excludes interest charges on Fund borrowings.

/2/ The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the Fund.

/3/ For the first 12 months, the expense example takes into account fee waivers and/or reimbursements.

          Scudder International Select Equity Fund -- Institutional Class  |  9

A Detailed Look at the International Select Equity Fund -- Institutional Class

Objective

         The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         We seek to identify a focused list of approximately 30 to 40 companies that offer, in our opinion, the greatest upside potential on a rolling 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Principal Investments

         Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. The Fund primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the Fund's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the Fund may invest up to

--------------------------------------------------------------------------------

Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call and put options and other rights to acquire stock.


10  |  Scudder International Select Equity Fund -- Institutional Class

         50% of its total assets in non-index securities of companies located in the countries that make up the Index.

         The MSCI EAFE(R) Index has a median market capitalization of over $2,810 billion. Under normal market conditions, the Fund invests in securities of issuers with a minimum market capitalization of $500 million.

Investment Process

         The Fund's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

         Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. We focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

         Based on this fundamental research, we set a target price objective (our opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. We apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the Fund. Stocks are sold when they meet their target price objectives or when we revise price objectives downward. In implementing this strategy, the Fund may experience a high portfolio turnover rate.


--------------------------------------------------------------------------------

Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares outstanding by the current market price of the company's shares.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.


         Scudder International Select Equity Fund -- Institutional Class  |  11

Other Investments

         The Fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equity securities.

         We may invest in various instruments commonly known as 'derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in US or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

Risks

         Set forth below are some of the prominent risks associated with international investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall

--------------------------------------------------------------------------------

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.


12 | Scudder International Select Equity Fund -- Institutional Class weakness in the stock prices of the entire market, including stocks held by the Fund.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

         . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

         . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

         . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

         . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

         . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

         Scudder International Select Equity Fund -- Institutional Class  |  13

         Secondary risks

         Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that we believe most accurately reflects their fair value under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

         Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

         Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

         . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

         . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

         . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

         . the use of futures contracts and options for non-hedging purposes involve greater risks than stock investments.

14  |  Scudder International Select Equity Fund -- Institutional Class

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

         Alexander Tedder

         . Managing Director, Deutsche Asset Management, and Lead Manager of the Fund.

         . Joined the investment advisor in 1994. Prior to that, was a European analyst and representative for Schroders.

         . 13 years of investment industry experience.

         . Fluent in German, French, Italian and Spanish.

         . Masters in Economics and Business Administration from Freiburg
           University.

         Marc Slendebroek

         . Director, Deutsche Asset Management, and Co-Manager of the Fund.

         . Portfolio manager for EAFE Equities: London.

         . Joined Deutsche Investment Management Americas Inc. (formerly,
           Zurich Scudder Investments, Inc.) in 1994 after five years of experience as equity analyst at Kleinwort Benson Securities and at Enskilda Securities.

         . Fluent in English, Dutch, German, Swedish and Norwegian.

         . MA from University of Leiden, Netherlands.

         James Pulsford

         . Managing Director, Deutsche Asset Management, and Co-Manager of the
           Fund.

         . Joined the investment advisor in 1984.

         . 17 years of investment industry experience including 12 years in Tokyo office specializing in small company investment.

         . BA from Oxford University.


         Scudder International Select Equity Fund -- Institutional Class  |  15

         Clare Gray

         . Director, Deutsche Asset Management and Co-Manager of the Fund.

         . Joined the investment advisor in 1993.

         . Ten years of investment industry experience.

         . Chartered Financial Analyst.

         . BS, Cornell University.

         Stuart Kirk

         . Associate Director, Deutsche Asset Management, and Co-Manager of the
           Fund.

         . Joined the investment advisor in 1995.

         . Seven years of investment industry experience.

         . Asia-Pacific analyst.

         . MA from Cambridge University.

16  |  Scudder International Select Equity Fund -- Institutional Class

Financial Highlights

The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class Shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                For the Years Ended October 31,
                                               2001     2000    1999    1998    1997

Per share operating performance:
------------------------------------------------------------------------------------
Net asset value, beginning of year         $21.50   $18.10   $12.02  $11.62  $11.88
------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------
Net investment (expenses in excess of)
income                                       0.08    (0.85)   (0.09)   0.12    0.16
------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments and foreign currencies          (5.14)    4.57     6.91    0.90    0.28
------------------------------------------------------------------------------------
Total from investment operations            (5.06)    3.72     6.82    1.02    0.44
------------------------------------------------------------------------------------
Distributions to shareholders
------------------------------------------------------------------------------------
Net investment income                          --    (0.04)   (0.07)  (0.23)  (0.15)
------------------------------------------------------------------------------------
Net realized gain from investment
transactions                                (1.99)   (0.28)   (0.67)  (0.39)  (0.55)
------------------------------------------------------------------------------------
Total distributions                         (1.99)   (0.32)   (0.74)  (0.62)  (0.70)
------------------------------------------------------------------------------------
Net asset value, end of year               $14.45   $21.50   $18.10  $12.02  $11.62
------------------------------------------------------------------------------------
Total investment return                    (25.57)%  20.68%   59.39%   9.28%   3.78%
------------------------------------------------------------------------------------

Supplemental data and ratios:
------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)     $65,548  $55,043  $61,577  $5,419  $4,954
------------------------------------------------------------------------------------
Ratios to average net assets:
------------------------------------------------------------------------------------
Net investment (expenses in excess of)
income                                       0.36%   (0.16)%   0.52%   0.92%   0.97%
------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (includes interest expense
paid by the Fund)                            1.16%    0.96%      --%     --%     --%
------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (excludes interest expense
paid by the Fund)                            1.15%    0.96%    0.90%   0.90%   0.90%
------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements (includes interest expense
paid by the Fund)                            1.16%    0.96%    2.21%   2.89%   2.79%
------------------------------------------------------------------------------------
Portfolio turnover rate                       220%     233%     239%    127%     55%
------------------------------------------------------------------------------------

         Scudder International Select Equity Fund -- Institutional Class  |  17

Overview of the European Equity Fund -- Institutional Class

Goal: The Fund invests for capital appreciation.

Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in European countries.

Investment Policies and Strategies: The Fund seeks to achieve its investment objective by investing primarily in companies located in European countries. We employ a strategy of growth at a reasonable price, combining what we believe to be the best of 'value' and 'growth' investment approaches. We look for investments that may not be appropriately priced by the market. In selecting investments, we attempt to identify investment trends or major social developments that are likely to have a positive impact on a company's technologies, products and services.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.

18  |  Scudder European Equity Fund -- Institutional Class

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Stocks that the investment advisor has selected could perform poorly.

         . The stock market could perform poorly in one or more of the countries in which the Fund has invested.

         Beyond the risks common to all stock investing, an investment in the Fund could also lose money, or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

         . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

         . Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

         . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors.

         . Foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying and selling securities in those markets.

         These risks are higher for securities of issuers located in the emerging markets in which the Fund invests. Additionally, focusing on a single country or region involves increased currency, political, regulatory and other risks.

Who Should Consider Investing in the Fund

         The European Equity Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the European Equity Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term

                     Scudder European Equity Fund -- Institutional Class | 19 fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

         You should not consider investing in the European Equity Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

         The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

         An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

20  |  Scudder European Equity Fund -- Institutional Class

Total Returns, After Fees and Expenses

The bar chart and table on the next page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class Shares for each full calendar year since the Fund began selling Institutional Class Shares to the public on September 3, 1996 (its inception date).

The table compares the average annual return of the Fund's Institutional Class Shares with that of the Morgan Stanley Capital International ('MSCI') Europe Index over the last one year and since inception. The MSCI Europe Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------

The MSCI Europe Index of major markets in Europe is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.


                     Scudder European Equity Fund -- Institutional Class  |  21

       Year-by-Year Returns/1/ (each full calendar year since inception)

                                    [CHART]

 1997    1998    1999    2000     2001
------  ------  ------  ------  --------
15.54%  22.09%  45.43%  96.70%   -27.50%

For the period shown in the bar chart, the highest return of Institutional Class Shares in any calendar quarter was 105.41% (first quarter 2000) and the lowest quarterly return for Institutional Class Shares was -16.78% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

Performance for Periods Ended December 31, 2001/1/
Average Annual Returns
                                                                Since Inception
                                             1 Year  5 Years (September 3, 1996)/2/
-----------------------------------------------------------------------------------
Institutional Class
Return Before Taxes                          -27.56% 24.09%         25.73%
-----------------------------------------------------------------------------------
Institutional Class
Return After Taxes on Distributions          -27.56% 21.64%         23.30%
-----------------------------------------------------------------------------------
Institutional Class
Return After Taxes on Distributions
and Sale of Fund Shares                      -16.78% 19.35%         20.90%
-----------------------------------------------------------------------------------
MSCI Europe Index
(reflects no deduction for fees, expenses or
taxes)/3/                                    -22.34%  5.50%          6.48%
-----------------------------------------------------------------------------------

/1/ Past performance is not indicative of future results. The Fund's performance in 2000 was significantly impacted by gains from initial public offerings (IPOs) during a period when the Fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance. The Fund's performance also benefited from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.

/2/ Effective December 23, 1999, Deutsche Asset Management, Inc. replaced
    Deutsche Asset Management Investment Services Limited as the investment advisor to the Fund.

/3/ MSCI Europe Index performance is calculated from August 31, 1996.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

22  |  Scudder European Equity Fund -- Institutional Class

Fees and Expenses of the Fund

(expenses paid from Fund assets)


The Annual Fees and Expenses table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the European Equity Fund.

Expense Example. The example on this page illustrates the expenses you will incur on a $10,000 investment in Institutional Class Shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual investment return and costs may be higher or lower.

           Annual Fees and Expenses                    Percentage of
                                                       Average Daily
                                                        Net Assets
           Management Fees                                 0.70%
           ---------------------------------------------------------
           Distribution and/or Service (12b-1) Fees         None
           ---------------------------------------------------------
           Other Expenses                                  0.93%
           ---------------------------------------------------------
           Total Annual Fund Operating Expenses            1.63%
           ---------------------------------------------------------
           Less: Fee Waivers or Expense Reimbursements    -0.35%/1/
           ---------------------------------------------------------
           Net Expenses                                    1.28%
           ---------------------------------------------------------

         Shareholder Fees
         (fees paid directly from your investment)
         Maximum Sales Charge Imposed on Purchases                 None
         --------------------------------------------------------------
         Maximum Sales Charge on Reinvested Dividends              None
         --------------------------------------------------------------
         Maximum Short-Term Redemption Fee (as a percentage of
         amount redeemed, as applicable)                       2.00%/2/
         --------------------------------------------------------------

Expense Example/3/

                        1 Year 3 Years 5 Years 10 Years
                         $130   $480    $854    $1,903
                        -------------------------------

/1/ The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%. This waiver excludes 0.03% of interest charges on fund borrowings.

/2/ The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the Fund.

/3/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

                     Scudder European Equity Fund -- Institutional Class  |  23

A Detailed Look at the European Equity Fund --Institutional Class

Objective

         The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         The Fund invests for the long term. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of 'value' and 'growth' investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. We seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.

Principal Investments

         Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics based in the developed

--------------------------------------------------------------------------------

Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.


24 | Scudder European Equity Fund -- Institutional Class countries of Europe, including the countries that make up the MSCI Europe Index. The Fund may also invest in companies that during the last fiscal year derived at least half of their revenues from goods or services produced, sold or performed in Europe. The Fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe and the Mediterranean region. Although the Fund intends to diversify its investments across different countries, the Fund may invest a significant portion of its assets in a single country.

         The Fund may invest in companies of any market capitalization.

Investment Process

         Company research lies at the heart of our investment process. Our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process. We utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company.

         Our analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis

--------------------------------------------------------------------------------

The MSCI Europe Index tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Bulgaria, Croatia, Estonia and Lithuania are examples of emerging markets from Eastern and Central Europe in which the Fund may invest. Greece, Egypt, Morocco and Tunisia are examples of emerging markets in the Mediterranean region in which the Fund may invest.


Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.

                     Scudder European Equity Fund -- Institutional Class | 25 is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.

         In choosing stocks and other equity securities, we consider a number of factors, including:

         . stock price relative to the company's rate of earnings growth;

         . valuation relative to other European companies and market averages;

         . valuation relative to global peers;

         . merger and acquisition trends.

         In implementing this strategy, the Fund may experience a high portfolio turnover rate. The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.

Other Investments

         We may invest in various instruments commonly known as 'derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.


Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

26  |  Scudder European Equity Fund -- Institutional Class

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in US or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of capital appreciation.

Risks

         Set forth below are some of the prominent risks associated with international investing, along with those of investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

         . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, and extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

         . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

                     Scudder European Equity Fund -- Institutional Class  |  27

         . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

         . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

         . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

         Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

         Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social change and business practices that depart from developed countries' norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

28  |  Scudder European Equity Fund -- Institutional Class

         Secondary risks

         Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

         Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

         . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

         . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

         . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

         . futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

         Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

                     Scudder European Equity Fund -- Institutional Class  |  29

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

         Alexander (Sandy) Black

         . Managing Director, Deutsche Asset Management and Co-Manager of the
           Fund.

         . Head of European Equity portfolio selection team, portfolio manager
           Europe ex-UK and Euroland Equity, and head of European Equity local research team: London.

         . Joined Deutsche Asset Management (International) Ltd. in 1994 after eight years of experience as portfolio manager/analyst at NM Rothschild and Invesco.

         . Fluent in French, German and Italian.

         . MA from Cambridge University.

         Joerg Breedveld

         . Managing Director, Deutsche Asset Management and Co-Manager of the
           Fund.

         . Head of global portfolio selection team for Europe ex-UK and Euroland Equities, member of European portfolio selection team, European Mid-Cap Equity analyst and portfolio manager for German and Europe Equities: Frankfurt.

         . Joined Deutsche Asset Management International GmbH in 1991 as a portfolio manager, previously serving as investment advisor and financial analyst for German equities within Deutsche Bank Research.

         Katrina Mitchell

         . Director, Deutsche Asset Management and Co-Manager of the Fund.

         . Portfolio manager for European Equity and European ex-UK and Euroland Equity and member of the European Equity local research team: London.

         . Joined Deutsche Asset Management Ltd. in 1993 as a Graduate Trainee.

         . BA from Exeter University.

30  |  Scudder European Equity Fund -- Institutional Class

         Michael Schmidt

         . Director, Deutsche Asset Management and Co-Manager of the Fund.

         . Head of global equity research team for Telecom Services sector and portfolio manager for European Equity and European ex-UK and Euroland Equity: Frankfurt.

         . Joined Deutsche Asset Management International GmbH in 1994 after two years of experience as a trainee for Deutsche Bank, Inglostadt.

         . Chartered Financial Analyst.

         . Hochschule fuer Bankwirtschaft (private banking college), Germany.

         John Wood

         . Managing Director, Deutsche Asset Management and Co-Manager of the
           Fund.

         . Head of UK Portfolio Management; Chairman of the UK Portfolio
           Selection Team and a member of the European Portfolio Selection
           Team: London.

         . Joined Deutsche Asset Management (International) Ltd. in 1998.

         . Previously worked at SG Warburg Group; management consultant with McKinsey; UK Equity Fund Manager with Mercury Asset Management; Head of Equities with Foreign & Colonial Management.

         . MA from Oxford University; MBA from Harvard University.

         Julian Barrell

         . Managing Director, Deutsche Asset Management and Co-Manager of the
           Fund.

         . European Portfolio Manager and member of the European Portfolio
           Selection Team.

         . Joined Deutsche Asset Management International Ltd. in 1997 as a member of the European Equity Team.

         . Previously with Foreign and Colonial European Team for five years.

         . BSc in Economics from Southhampton University.

                     Scudder European Equity Fund -- Institutional Class  |  31

Financial Highlights


The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                   For the Years Ended October 31,
                                                  2001     2000    1999    1998    1997

Per share operating performance:
---------------------------------------------------------------------------------------
Net asset value, beginning of year            $28.44   $11.43   $13.50  $12.81  $10.60
---------------------------------------------------------------------------------------
Income from investment operations
---------------------------------------------------------------------------------------
Net investment (expenses in excess of) income   0.23    (1.37)    0.29    0.15    0.25
---------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments and foreign currencies             (8.11)   16.20     2.04    1.68    2.11
---------------------------------------------------------------------------------------
Total from investment operations               (7.88)   14.83     2.33    1.83    2.36
---------------------------------------------------------------------------------------
Distributions to shareholders
---------------------------------------------------------------------------------------
Net investment income                          (0.37)   (0.08)   (0.29)  (0.24)  (0.03)
---------------------------------------------------------------------------------------
Net realized gain from investment
transactions                                      --       --    (4.11)  (0.90)  (0.12)
---------------------------------------------------------------------------------------
Total distributions                            (0.37)   (0.08)   (4.40)  (1.14)  (0.15)
---------------------------------------------------------------------------------------
Other capital changes/1/                          --     2.26       --      --      --
---------------------------------------------------------------------------------------
Net asset value, end of year                  $20.19   $28.44   $11.43  $13.50  $12.81
---------------------------------------------------------------------------------------
Total investment return                       (28.10)% 149.63%   21.18%  15.36%  22.48%
---------------------------------------------------------------------------------------

Supplemental data and ratios:
---------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)         $21,612  $50,677   $897   $5,387 $39,330
---------------------------------------------------------------------------------------
Ratios to average net assets:
---------------------------------------------------------------------------------------
Net investment income                           0.48%    0.92%    1.23%   1.12%   1.71%
---------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements
(includes interest expense paid by the Fund)    1.28%    1.28%      --%     --%     --%
---------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements
(excludes interest expense paid by the Fund)    1.25%    1.25%    0.90%   0.90%   0.90%
---------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements (includes interest expense
paid by the Fund)                               1.63%    1.94%    1.64%   1.13%   1.17%
---------------------------------------------------------------------------------------
Portfolio turnover rate                          238%     377%      80%     49%     45%
---------------------------------------------------------------------------------------

/1/ Represents one-time gain from accounting for cancellation of certain shareholder trades.

32  |  Scudder European Equity Fund -- Institutional Class

Information Concerning Both Funds

Management of the Funds

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. A Board of Trustees supervises for each Fund all of the Fund's activities on behalf of the Fund's shareholders.

         Investment Advisors and Sub-Advisor. Under the supervision of the Board of Trustees, Deutsche Asset Management Investment Services Limited ('DeAMIS'), with headquarters at One Appold Street, London, England, acts as investment advisor for the International Select Equity Fund. Deutsche Asset Management ('DeAM, Inc.'), with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the European Equity Fund. DeAMIS is the European Equity Fund's sub-advisor. DeAMIS makes each Fund's investment decisions. DeAMIS buys and sells securities for the Funds and conducts the research that leads to these purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. On July 30, 2002 the shareholders of the European Equity Fund voted to approve DeAMIS as the sub-advisor for the Fund. Each investment advisor received the following fees as a percentage of the average daily net assets for each Fund for its services in the last fiscal year.

                                              Percentage of Average
            Fund                              Daily Fund Net Assets
            International Select Equity Funds         0.70%
            -------------------------------------------------------
            European Equity Fund/1/                   0.70%
            -------------------------------------------------------

        /1/ DeAMIS was the Fund's investment advisor until December 23, 1999.

         DeAM, Inc. and DeAMIS provide a full range of international investment advisory services to institutional and retail clients. As of December 31, 2001, DeAM, Inc. managed approximately $96

                                       Information Concerning Both Funds  |  33
         billion in assets. As of December 31, 2001, DeAMIS managed approximately $6 billion in assets.

         DeAMIS and DeAM, Inc. are each indirect wholly-owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         Other Services. DeAM, Inc. provides administrative services for the Funds. In addition, DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Investment Company Capital Corporation ('ICCC') serves as the Funds' transfer agent ('Transfer Agent').

34  |  Information Concerning Both Funds

How to Invest in the Funds

The following pages tell you how to invest in the Funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a service agent--for example, a workplace retirement plan, financial supermarket or financial advisor--your service agent may have its own policies or instructions, and you should follow those.

                                       Information Concerning Both Funds  |  35

Buying and Selling Institutional Class Shares

         You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ('service agent'). Contact them for details on how to enter and pay for your order. Each Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Transfer Agent. Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

         Eligibility requirements

         You may buy Institutional Shares if you are any of the following:

         . An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

         . An employee benefit plan with assets of at least $50 million.

         . A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

         . A client of the private banking division of Deutsche Bank AG.

         . A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any Fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

         Investment minimums

         Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

         The minimum initial investment is waived for:

         . Investment advisory affiliates of Deutsche Bank Securities, Inc. or
           Scudder funds purchasing shares for the accounts of their investment advisory clients.

         . Employee benefit plans with assets of at least $50 million.

         . Clients of the private banking division of Deutsche Bank AG.

36  |  Information Concerning Both Funds

         . A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

         Each Fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

         How to contact the Transfer Agent

               By Phone:         (800) 621-1048
               --------------------------------------------------
               First Investments Investment Company Capital Corp.
               By Mail:          c/o Scudder Investments
                                 P.O. Box 219356
                                 Kansas City, MO 64121-9356
               --------------------------------------------------
               Additional        Investment Company Capital Corp.
               Investments       c/o Scudder Investments
               By Mail:          P.O. Box 219154
                                 Kansas City, MO 64121-9154
               --------------------------------------------------
               By Overnight      Investment Company Capital Corp.
               Mail:             c/o Scudder Investments
                                 811 Main Street
                                 Kansas City, MO 64105-2005
               --------------------------------------------------
               By Fax (for       (800) 821-6234
               exchanging and
               selling shares
               only):
               --------------------------------------------------

         You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

         How to open your fund account

       MAIL:     Complete and sign the account application that
                 accompanies this prospectus. (You may obtain additional
                 applications by calling the Transfer Agent.) Mail the
                 completed application along with a check payable to the
                 Fund you have selected to Investment Company Capital
                 Corporation. Be sure to include the Fund number. (For
                 Fund numbers, see below.) The addresses are shown
                 under 'How to contact the Transfer Agent.'
       -----------------------------------------------------------------
       WIRE:     Call the Transfer Agent to set up a wire account.
       -----------------------------------------------------------------
       FUND NAME International Select Equity Fund -- Institutional
       AND FUND  Class -- 559
       NUMBER:   European Equity Fund -- Institutional Class -- 570
       -----------------------------------------------------------------

         Please note that your account cannot become activated until we receive a completed application.

                                       Information Concerning Both Funds  |  37

         How to buy and sell shares

         MAIL:

         Buying: Send your check, payable to the Fund you have selected to the Transfer Agent. Be sure to include the Fund number. (For Fund numbers, see 'How to open your fund account.') The addresses are shown above under 'How to contact the Transfer Agent.' Be sure to include the Fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to 'Scudder Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

         Selling: Send a signed letter to the Transfer Agent with your name, your Fund number and account number, the Fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

         WIRE:

         Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Transfer Agent at (800) 621-1048 to notify us in advance of a wire transfer purchase. Inform the Transfer Agent representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day following your purchase.

                Bank Name:  Deutsche Bank Trust Company Americas
                ------------------------------------------------
                Routing No: 021001033
                ------------------------------------------------
                Attn:       Scudder Funds
                ------------------------------------------------
                DDA No:     00-226-296
                ------------------------------------------------
                FBO:        (Account name)
                            (Account number)
                ------------------------------------------------
                Credit:     (Fund name and number)
                            (See 'How to open a fund account')
                ------------------------------------------------


38  |  Information Concerning Both Funds

         Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the Fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

         Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Transfer Agent at (800) 621-1048. Inform the Transfer Agent representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The Fund and its service agents reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

         TELEPHONE TRANSACTIONS:

         You may place orders to buy and sell over the phone by calling your service agent or the Transfer Agent at (800) 621-1048. If your shares are in an account with the Transfer Agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling the Transfer Agent. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

         Short-term redemption fee

         The Funds may charge up to a 2.00% short-term redemption fee of the value of the shares being redeemed (either by selling or exchanging into another fund) within 60 days (approximately two months) of purchase. This fee will compensate the Funds for expenses directly related to redemption of Fund shares (such as brokerage costs, charges for credit lines and other redemption related costs). This fee will also discourage short-term investment in the Funds which will

                                       Information Concerning Both Funds  |  39
         facilitate more efficient portfolio management. The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the Funds.

         The short-term redemption fee does not apply to:

         . Shares acquired through reinvestment of dividends and other distributions;

         . Shares of the Fund in an account which is closed by us because it fails to meet the minimum balance requirements; and

         . Shares held by 401(k) plans, similar individual account plans or profit sharing plans.

         The fee may not be applied to shares held through certain omnibus accounts. With regard to these accounts, the Funds reserve the right, in their sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The Funds will make this determination after considering, among other things, the Funds' costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

         The Funds will use the 'first-in, first-out' method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 60 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor

40 | Information Concerning Both Funds should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Funds.

         In either case, keep in mind that the information in this prospectus applies only to the Funds' Institutional Class. Each Fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.

         Policies about transactions

         Each Fund is open for business each day the New York Stock Exchange is open. Each Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to

                                       Information Concerning Both Funds  |  41
         tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Funds or their agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. Each Fund can only send wires of $1,000 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone

42 | Information Concerning Both Funds service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if the Fund determined that your purchase would be detrimental to the interests of its shareholders.

         We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

                                       Information Concerning Both Funds  |  43

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Fund calculates share price

         Each Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         Each Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. Each Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Then price changes may ulti-

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early, the Fund will calculate its net asset value at the time of closing.


44 | Information Concerning Both Funds mately affect the price of Fund shares the next time the Fund calculates its net asset value.

Performance Information

         The Funds' performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Funds' performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value

                                       Information Concerning Both Funds  |  45

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If the Funds earn net investment income, their policy is to distribute to shareholders substantially all of that income at least annually. The Funds reserve the right to include in the distribution any short-term capital gains on securities that they sell. If the Funds recognize net capital gains, their policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         Each Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Funds close to the time that the Funds make a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in the Funds' shares (at
         NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

46  |  Information Concerning Both Funds

         If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Funds. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Funds will send you information on the tax status of dividends and distributions, if any, paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income Dividends                       Ordinary Income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary Income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         If more than 50% of your Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund which you must then include in your income. If so, your Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder Fund) is generally a taxable transaction for you:

         Transaction                   Tax status
         Your sale of shares owned for Generally, long-term capital
         more than one year            gains or losses
         -------------------------------------------------------------
         Your sale of shares owned for Generally, short-term capital
         one year or less              gains or losses; losses subject
                                       to special rules
         -------------------------------------------------------------

         Your Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

                                       Information Concerning Both Funds  |  47

To Get More Information

Shareholder reports--These include commentary from each Fund's management team about recent market conditions and the effects of a Fund's strategies on its performance. They also have detailed performance figures, a list of everything each Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about each Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about a Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a Fund, including a Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]



[LOGO]
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                                                CUSIP#
                    International Select Equity
                    Fund--
                    Institutional Class:        617.35K.604
                    European Equity Fund--
                    Institutional Class:        617.35K.307
                    Morgan Grenfell Investment Trust
                                                811-8006

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) INTL-1-IN

                                    [GRAPHIC]



                 Institutional Class
Prospectus

                     February 28, 2002, as revised August 19, 2002

                Scudder Fixed Income Fund
                Scudder Short-Term Fixed Income Fund
                Scudder Municipal Bond Fund
                Scudder Short-Term Municipal Bond Fund
                Scudder High Income Plus Fund (Formerly Deutsche High Yield
                  Bond Fund)


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Contents

 3  Fixed Income Fund --  Institutional Class

15  Short-Term Fixed Income Fund -- Institutional Class

27  Municipal Bond Fund --  Institutional Class

38  Short-Term Municipal Bond Fund -- Institutional Class

49  High Income Plus Fund --  Institutional Class

Information Concerning
All Funds

64  Management of the Funds

67  Buying and Selling Institutional Class Shares

71  Policies You Should Know About

76  Performance Information

76  Other Rights We Reserve

77  Understanding Distributions and Taxes

Overview of the Fixed Income Fund -- Institutional Class

Goal: The Fund seeks a high level of income consistent with the preservation of capital.

Core Strategy: The Fund invests primarily in investment grade fixed income securities.

Investment Policies and Strategies: The Fund invests, under normal circumstances, at least 80% of its assets in a wide range of investment grade fixed income securities, including US government bonds, corporate bonds and debentures and mortgage-backed and asset-backed securities. In selecting investments, we focus on identifying securities and sectors which we believe are undervalued relative to the market rather than rely on interest rate forecasts.

                         Scudder Fixed Income Fund -- Institutional Class  |  3

Overview of the Fixed Income Fund -- Institutional Class

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

         . The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest.

         . Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

Who Should Consider Investing in the Fund

         The Fixed Income Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Fixed Income Fund if you are seeking to earn current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

         You should not consider investing in the Fixed Income Fund if you are pursuing a short-term financial goal, if you are seeking capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

         The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4  |  Scudder Fixed Income Fund -- Institutional Class

Total Returns, After Fees and Expenses


The bar chart on this page and table on the next page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on September 18, 1992 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Lehman Brothers Aggregate Bond Index over the last one and five years and since its inception. The
Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------

The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds which include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the Index is in the intermediate range.

       Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]


 1993     1994    1995    1996   1997   1998    1999    2000    2001
------   ------  ------  -----  -----  -----   ------  ------  -----
13.67%   -1.93%  18.17%  4.49%  9.46%  7.91%   -0.55%  12.00%  9.33%




For the period shown in the bar chart, the highest return for Institutional Class shares in any calendar quarter was 5.87% (first quarter 1993) and the lowest quarterly return for Institutional Class shares was -3.20% (first quarter 1994).

                         Scudder Fixed Income Fund -- Institutional Class  |  5

Performance for Periods Ended December 31, 2001
Average Annual Returns
                                                               Since Inception
                                             1 Year 5 Years (September 18, 1992)/1/
-----------------------------------------------------------------------------------
Institutional Class
Return Before Taxes                          9.33%   7.54%          7.86%
-----------------------------------------------------------------------------------
Institutional Class
Return After Taxes on Distributions          6.75%   4.75%          5.07%
-----------------------------------------------------------------------------------
Institutional Class
Return After Taxes on Distributions and
Sale of Fund Shares                          5.63%   4.64%          4.93%
-----------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
(reflects no deduction for fees, expenses or
taxes)                                       8.44%   7.43%          7.04%
-----------------------------------------------------------------------------------

/1/ The since inception return for the Lehman Brothers Aggregate Bond Index is calculated from September 30, 1992.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

6  |  Scudder Fixed Income Fund -- Institutional Class

Fees and Expenses of the Fund

(expenses paid from Fund assets)


The Annual Fund Operating Expenses table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fixed Income Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

         Annual Fund Operating Expenses
                                                         Percentage of
                                                         Average Daily
                                                          Net Assets
         Management Fees                                      0.40%
         -------------------------------------------------------------
         Distribution and Service (12b-1) Fees                 None
         -------------------------------------------------------------
         Other Expenses                                       0.16%
         -------------------------------------------------------------
         Total Annual Fund Operating Expenses                 0.56%
         -------------------------------------------------------------
         Less: Fee Waivers and/or Expense Reimbursements     -0.01%
         -------------------------------------------------------------
         Net Expenses                                         0.55%/1/
         -------------------------------------------------------------

Expense Example/2/

                        1 Year 3 Years 5 Years 10 Years
                         $56    $178    $312     $700
                        -------------------------------

/1/ The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%.

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

                         Scudder Fixed Income Fund -- Institutional Class  |  7

A Detailed Look at the Fixed Income Fund -- Institutional Class

Objective

         The Fund seeks a high level of income consistent with the preservation of capital. The Fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         We utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the Fund, we generally use a 'bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts. We seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

         Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

--------------------------------------------------------------------------------

Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.


8  |  Scudder Fixed Income Fund -- Institutional Class

Principal Investments

         Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include intermediate-term US treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. The Fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.


Investment Process

         Company research lies at the heart of our investment process. In selecting individual securities for investment, we:

         . assign a relative value, based on creditworthiness, cash flow and price, to each bond;

--------------------------------------------------------------------------------


Fixed income securities are investment grade if:

.. They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

.. They have received a comparable short-term or other rating.

.. They are unrated securities that the investment advisor believes to be of comparable quality to rated investment grade securities.


In the event a security is rated below investment grade by a nationally recognized statistical rating organization ('NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

                         Scudder Fixed Income Fund -- Institutional Class  |  9

         . determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;

         . use credit analysis to determine the issuer's ability to fulfill its contracts; and

         . subordinate sector weightings to individual bonds that may add above-market value.

Other Investments

         The Fund may invest up to 20% of its assets in investment grade fixed income securities rated within the fourth highest rating category.

         The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event we determine that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

Risks

         Set forth on the following pages are some of the prominent risks associated with investing in fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

         Primary risks

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

10  |  Scudder Fixed Income Fund -- Institutional Class

         Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

         Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

         Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

         Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.

         Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

         Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

                        Scudder Fixed Income Fund -- Institutional Class  |  11

         Secondary risks

         Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund:

         David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund

         . Joined the investment advisor in 1989.

         . Chief Investment Officer of the Fixed Income Group.

         Gary Bartlett, CFA, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1992.

         . Analyst specializing in taxable municipal and government investments.

         . MBA, Drexel University.

12  |  Scudder Fixed Income Fund -- Institutional Class

         Warren Davis, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1995.

         . Analyst specializing in mortgage- and asset-backed securities.

         . MBA, Drexel University.

         Thomas Flaherty, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1995.

         . Analyst specializing in corporate bonds and mortgages.

         J. Christopher Gagnier, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1997.

         . Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

         . Analyst specializing in asset-backed securities and government investments.

         Daniel Taylor, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1998.

         . Prior to that, fixed income portfolio manager, asset-backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

         . Analyst specializing in asset-backed securities and government securities.

                        Scudder Fixed Income Fund -- Institutional Class  |  13

Financial Highlights


The table below helps you understand the financial performance of the Institutional Class/1/ shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                 For the Years Ended October 31,
                                            2001     2000       1999       1998       1997

Per share operating performance:
------------------------------------------------------------------------------------------
Net asset value, beginning of year       $10.24   $10.17     $10.88     $10.76     $10.51
------------------------------------------------------------------------------------------
Income from investment
operations
------------------------------------------------------------------------------------------
Net investment income                      0.67     0.67       0.64       0.65       0.68
------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                 0.88     0.07      (0.54)      0.20       0.25
------------------------------------------------------------------------------------------
Total from investment operations           1.55     0.74       0.10       0.85       0.93
------------------------------------------------------------------------------------------
Distributions to shareholders
------------------------------------------------------------------------------------------
Net investment income                     (0.67)   (0.67)     (0.64)     (0.65)     (0.68)
------------------------------------------------------------------------------------------
Net realized gain from investment
transactions                                 --       --      (0.17)     (0.08)        --
------------------------------------------------------------------------------------------
Total distributions                       (0.67)   (0.67)     (0.81)     (0.73)     (0.68)
------------------------------------------------------------------------------------------
Net asset value, end of year             $11.12   $10.24     $10.17     $10.88     $10.76
------------------------------------------------------------------------------------------
Total investment return                   15.56%    7.55%      0.86%      8.25%      9.22%
------------------------------------------------------------------------------------------

Supplemental data and ratios:
------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)  $739,834 $804,089 $1,258,869 $1,263,215 $1,103,121
------------------------------------------------------------------------------------------
Ratios to average net assets:
------------------------------------------------------------------------------------------
Net investment income                      6.26%    6.60%      6.08%      6.01%      6.50%
------------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (includes interest
expense paid by the Fund)                  0.55%    0.54%        --         --         --
------------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (excludes interest
expense paid by the Fund)                  0.55%    0.54%      0.55%      0.55%      0.55%
------------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements (includes interest
expense paid by the Fund)                  0.56%    0.54%      0.55%      0.56%      0.60%
------------------------------------------------------------------------------------------
Portfolio turnover rate                     161%     116%       157%       122%       178%
------------------------------------------------------------------------------------------

/1/ On February 28, 2000 the Institutional Shares were renamed the
    Institutional Class.

14  |  Scudder Fixed Income Fund -- Institutional Class

Overview of the Short-Term Fixed Income Fund -- Institutional Class

Goal: The Fund seeks a high level of income consistent with the preservation of capital.

Core Strategy: The Fund invests primarily in investment grade short-term fixed income securities.

Investment Policies and Strategies: The Fund seeks to achieve its investment objective by investing primarily in short-term US Treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds. In selecting investments, we focus on identifying securities and sectors of the short-term fixed income marketplace which we believe are undervalued relative to the market rather than rely on interest rate forecasting to select securities for investment.

             Scudder Short-Term Fixed Income Fund -- Institutional Class  |  15

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

         . The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest.

         . Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

Who Should Consider Investing in the Fund

         The Short-Term Fixed Income Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Short-Term Fixed Income Fund if you are seeking to earn current income higher than money market mutual funds over most time periods but are looking for less volatility in the value of your investment than the Fixed Income Fund may provide. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

         You should not consider investing in the Short-Term Fixed Income Fund if you are pursuing a long-term financial goal, if you are seeking capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

         The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to short-term fixed income investments. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

16  |  Scudder Short-Term Fixed Income Fund -- Institutional Class

Total Returns, After Fees and Expenses


The bar chart on this page and table on the next page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on March 13, 1995 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Lehman Brothers Short Treasury Index over the last one and five years and since its inception. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

The Lehman Brothers Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities in the one year or less range.


Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]

 1996    1997      1998    1999      2000     2001
-----   -------   -----   -------   ------   ------
5.48%    6.77%    6.54%    4.47%     8.00%   6.58%



For the period shown in the bar chart, the highest return for Institutional Class shares in any calendar quarter was 3.22% (third quarter 1998) and the lowest quarterly return for Institutional Class shares was 0.17% (fourth quarter 1998).

             Scudder Short-Term Fixed Income Fund -- Institutional Class  |  17

Performance for Periods Ended December 31, 2001
Average Annual Returns
                                                                    Since Inception
                                                    1 Year 5 Years (March 13, 1995)/1/
--------------------------------------------------------------------------------------
Institutional Class
Return Before Taxes                                 6.58%   6.46%        6.33%
--------------------------------------------------------------------------------------
Institutional Class
Return After Taxes on Distributions                 4.16%   3.95%        3.84%
--------------------------------------------------------------------------------------
Institutional Class
Return After Taxes on Distributions and Sale
of Fund Shares                                      3.97%   3.91%        3.81%
--------------------------------------------------------------------------------------
Lehman Brothers Short Treasury Index/2/
(reflects no deduction for fees, expenses or taxes) 4.93%   5.48%        5.57%
--------------------------------------------------------------------------------------

/1/ The since inception return for the Lehman Brothers Short Treasury Index is calculated from March 31, 1995.

/2/ As of August 31, 2001, Merrill Lynch discontinued the Merrill Lynch 1 Year
    Treasury Bill Index. Effective September 1, 2001, the Lehman Brothers Short Treasury Index is the Fund's primary benchmark.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

18  |  Scudder Short-Term Fixed Income Fund -- Institutional Class

Fees and Expenses of the Fund

(expenses paid from Fund assets)


The Annual Fund Operating Expenses table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Short-Term Fixed Income Fund.

Expense Example: The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Your actual costs and investment returns may be higher or lower.

          Annual Fund Operating Expenses                 Percentage of
                                                         Average Daily
                                                          Net Assets
          Management Fees                                     0.40%
          ------------------------------------------------------------
          Distribution and Service (12b-1) Fees                None
          ------------------------------------------------------------
          Other Expenses                                      0.40%
          ------------------------------------------------------------
          Total Fund Operating Expenses                       0.80%
          ------------------------------------------------------------
          Less: Fee Waiver and/or Expense Reimbursements     -0.25%
          ------------------------------------------------------------
          Net Expenses                                        0.55%/1/
          ------------------------------------------------------------

Expense Example/2/

                        1 Year 3 Years 5 Years 10 Years
                         $56    $230    $420     $967
                        -------------------------------

/1/ The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%.

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements

             Scudder Short-Term Fixed Income Fund -- Institutional Class  |  19

A Detailed Look at the Short-Term Fixed Income Fund--Institutional Class

Objective

         The Fund seeks a high level of income consistent with the preservation of capital. The Fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         We utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Short Treasury Index. In managing the Fund, we generally use a 'bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts. We seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Short Treasury Index.

         Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity of the Fund is generally shorter than the stated maturity (usually about 1 year) due to several factors, including but not limited to prepayment patterns, call dates and put features. In

--------------------------------------------------------------------------------

Maturity measures the time remaining until an issuer must repay a bond's principal in full.


20 | Scudder Short-Term Fixed Income Fund -- Institutional Class implementing this strategy, the Fund may experience a high portfolio turnover rate.

Principal Investments

         Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. The Fund invests in US Treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds. The Fund invests primarily in investment grade short-term fixed income securities rated within the top three rating categories. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. The Fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

         The Fund may invest up to 40% of its total assets in asset-backed securities.

--------------------------------------------------------------------------------

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

Fixed income securities are investment grade if:

.. They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.


.. They have received a comparable short-term or other rating.

.. They are unrated securities that the investment advisor believes to be of comparable quality to rated investment grade securities.

In the event a security is rated below investment grade by a nationally recognized statistical rating organization ('NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

             Scudder Short-Term Fixed Income Fund -- Institutional Class  |  21

Investment Process

         Company research lies at the heart of our investment process. In selecting individual securities for investment, we:

         . assign a relative value, based on creditworthiness, cash flow and price, to each bond;

         . determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;

         . use credit analysis to determine the issue's ability to fulfill its contracts; and

         . subordinate sector weightings to individual bonds that may add above-market value.

Other Investments

         The Fund may invest up to 15% of its assets in investment grade fixed income securities rated within the fourth highest rating category.

         The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event we determine that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

Risks

         Set forth on the following pages are some of the prominent risks associated with investing in fixed income securities, along with those of investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

22  |  Scudder Short-Term Fixed Income Fund -- Institutional Class

         Primary risks

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

         Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

         Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

         Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.

         Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

             Scudder Short-Term Fixed Income Fund -- Institutional Class  |  23

         Secondary risks

         Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund:

         David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund

         . Joined the investment advisor in 1989.

         . Chief Investment Officer of the Fixed Income Group.

         Gary Bartlett, CFA, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1992.

         . Analyst specializing in taxable municipal and government investments.

         . MBA, Drexel University.

24  |  Scudder Short-Term Fixed Income Fund -- Institutional Class

         Warren Davis, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1995.

         . Analyst specializing in mortgage- and asset-backed securities.

         . MBA, Drexel University.

         Thomas Flaherty, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1995.

         . Analyst specializing in corporate bonds and mortgages.

         J. Christopher Gagnier, Managing Director of Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1997.

         . Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

         . Analyst specializing in asset-backed securities and government investments.

         Daniel Taylor, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1998.

         . Prior to that, fixed income portfolio manager, asset-backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

         . Analyst specializing in asset-backed securities and government securities.

             Scudder Short-Term Fixed Income Fund -- Institutional Class  |  25

Financial Highlights


The table below helps you understand the financial performance of the Institutional Class/1/ shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                 For the Years Ended October 31,
                                               2001     2000     1999     1998     1997

Per share operating performance:
---------------------------------------------------------------------------------------
Net asset value, beginning of year           $9.97    $9.96   $10.13   $10.06   $10.00
---------------------------------------------------------------------------------------
Income from investment operations
---------------------------------------------------------------------------------------
Net investment income                         0.60     0.63     0.59     0.60     0.58
---------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                       0.21     0.01    (0.14)    0.07     0.06
---------------------------------------------------------------------------------------
Total from investment operations              0.81     0.64     0.45     0.67     0.64
---------------------------------------------------------------------------------------
Distributions to shareholders
---------------------------------------------------------------------------------------
Net investment income                        (0.60)   (0.63)   (0.60)   (0.60)   (0.58)
---------------------------------------------------------------------------------------
Net realized gain from investment
transactions                                    --       --    (0.02)      --       --
---------------------------------------------------------------------------------------
Total distributions                          (0.60)   (0.63)   (0.62)   (0.60)   (0.58)
---------------------------------------------------------------------------------------
Net asset value, end of year                $10.18    $9.97    $9.96   $10.13   $10.06
---------------------------------------------------------------------------------------
Total investment return                       8.39%    6.63%    4.49%    6.85%    6.61%
---------------------------------------------------------------------------------------

Supplemental data and ratios:
---------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)   $38,209  $34,476  $26,753  $20,201  $17,083
---------------------------------------------------------------------------------------
Ratios to average net assets:
---------------------------------------------------------------------------------------
Net investment income                         5.97%    6.35%    6.03%    5.92%    5.77%
---------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (includes interest expense
paid by the Fund)                             0.55%    0.55%      --       --       --
---------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (excludes interest expense
paid by the Fund)                             0.55%    0.55%    0.55%    0.55%    0.53%
---------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements (includes interest expense
paid by the Fund)                             0.80%    0.87%    1.29%    0.93%    1.09%
---------------------------------------------------------------------------------------
Portfolio turnover rate                        129%      89%     142%      98%     186%
---------------------------------------------------------------------------------------

/1/ On February 28, 2000 the Institutional Shares were renamed the
    Institutional Class.

26  |  Scudder Short-Term Fixed Income Fund -- Institutional Class

Overview of the Municipal Bond Fund -- Institutional Class

Goal: The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.

Core Strategy: The Fund invests primarily in investment grade fixed income securities that pay interest exempt from federal income tax.

Investment Policies and Strategies: The Fund seeks to achieve its investment objective by investing primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest exempt from federal income tax. We focus on individual security selection rather than rely on interest rate forecasting.

                      Scudder Municipal Bond Fund -- Institutional Class  |  27

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

         . The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest.

         . Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

         . A greater-than-anticipated percentage of the Fund's investments could produce taxable income, resulting in a lower tax-adjusted return.

         . Unfavorable legislation could affect the tax-exempt status of municipal bonds.

Who Should Consider Investing in the Fund

         The Municipal Bond Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Municipal Bond Fund if you are seeking income that is exempt from federal income tax. There is, of course, no guarantee that the Fund will realize its goal of providing a high level of income exempt from regular federal income tax.

         You should not consider investing in the Municipal Bond Fund if you are pursuing a short-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

         The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to municipal securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers another class with different fees, expenses and investment minimums.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

28  |  Scudder Municipal Bond Fund -- Institutional Class

Total Returns, After Fees and Expenses

The bar chart on this page and table on the next page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on December 13, 1991 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Lehman Brothers 5 Year G.O. Index over the last one, five and ten years and since its inception. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

The Lehman Brothers 5 Year G.O. Index includes over 1,400 intermediate term General Obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with minimum par amount of $5 million.

           Year-by-Year Returns (each calendar year since inception)

                                    [CHART]



 1992    1993     1994    1995    1996   1997   1998    1999    2000    2001
------  ------   ------  ------  -----  -----  -----   ------  ------  -----
11.99%  12.31%   -0.99%  13.34%  5.84%  8.18%  5.44%   -1.25%   8.64%  5.34%



For the period covered in the bar chart, the highest return for Institutional Class shares in any calendar quarter was 5.16% (first quarter 1995) and the lowest quarterly return for Institutional Class shares was -2.98% (first quarter 1994).

                      Scudder Municipal Bond Fund -- Institutional Class  |  29

Performance for Periods Ended December 31, 2001
Average Annual Returns
                                                                      Since Inception
                                             1 Year 5 Years 10 Years (Dec. 13, 1991)/1/
---------------------------------------------------------------------------------------
Institutional Class
Return Before Taxes                          5.34%   5.20%   6.77%         7.04%
---------------------------------------------------------------------------------------
Institutional Class
Return After Taxes on Distributions          5.29%   5.12%   6.55%         6.81%
---------------------------------------------------------------------------------------
Institutional Class
Return After Taxes on Distributions
and Sale of Fund Shares                      5.13%   5.11%   6.46%         6.70%
---------------------------------------------------------------------------------------
Lehman Brothers 5 Year G.O. Index
(reflects no deduction for fees, expenses or
taxes)                                       5.98%   5.31%   5.69%         5.84%
---------------------------------------------------------------------------------------

/1/ The since inception return for the Lehman Brothers 5 Year G.O. Index is calculated from December 31, 1991.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

30  |  Scudder Municipal Bond Fund -- Institutional Class

Fees and Expenses of the Fund

(expenses paid from Fund assets)

The Annual Fund Operating Expenses table below describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Municipal Bond Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

         Annual Fund Operating Expenses
                                                         Percentage of
                                                         Average Daily
                                                          Net Assets
         Management Fees                                     0.40%
         -------------------------------------------------------------
         Distribution and Service (12b-1) Fees                None
         -------------------------------------------------------------
         Other Expenses                                      0.17%
         -------------------------------------------------------------
         Total Annual Fund Operating Expenses                0.57%/1/
         -------------------------------------------------------------
         Less: Fee Waivers and/or Expense Reimbursements    -0.02%
         -------------------------------------------------------------
         Net Expenses                                        0.55%/1/
         -------------------------------------------------------------

Expense Example/2/

                        1 Year 3 Years 5 Years 10 Years
                         $56    $181    $316     $712
                        -------------------------------

/1/ The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%.

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

                      Scudder Municipal Bond Fund -- Institutional Class  |  31

A Detailed Look at the Municipal Bond Fund -- Institutional Class

Objective

         The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         In managing this Fund, we generally use a 'bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than rely on interest rate forecasts.

         Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

--------------------------------------------------------------------------------

Maturity measures the time remaining until an issuer must repay a bond's principal in full.



32  |  Scudder Municipal Bond Fund -- Institutional Class

Principal Investments

         The Fund invests primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities which pay interest exempt from federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

         The Fund invests primarily in high quality bonds (those rated within the top three rating categories).

Investment Process

         Issuer research lies at the heart of our investment process. In selecting individual securities for investment, we:

         . assign a relative value, based on creditworthiness, cash flow and price, to each bond;

         . use credit analysis to determine the issuer's ability to fulfill its contracts;

         . compare each bond with a US Treasury instrument to develop a theoretical intrinsic value;

--------------------------------------------------------------------------------

Fixed income securities are investment grade if:

.. They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

.. They have received a comparable short-term or other rating.

.. They are unrated securities that the investment advisor believes to be of comparable quality to rated investment grade securities.

In the event a security is rated below investment grade by a nationally recognized statistical rating organization ('NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

                      Scudder Municipal Bond Fund -- Institutional Class  |  33

         . look to exploit any inefficiencies between intrinsic value and market trading price; and

         . subordinate sector weightings to individual bonds that may add above-market value.

Other Investments

         The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The Fund may also invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

         Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The Fund may also purchase securities on a when-issued basis.


         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

Risks

         Set forth below are some of the prominent risks associated with investing in municipal securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

         Primary risks

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

34  |  Scudder Municipal Bond Fund -- Institutional Class

         Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

         Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

         Tax Liability Risk. Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund's income and gains will generally be subject to state taxation.

         Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

         Secondary risks

         Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

         When-Issued and Delayed Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by

                      Scudder Municipal Bond Fund -- Institutional Class | 35 the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund:

         David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund.

         . Joined the investment advisor in 1989.

         . Chief Investment Officer of the Fixed Income Group.

         Ted Manges, Vice President of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined the investment advisor in 1999.

         . Prior to that, Manager of Trading and Sales, Commerce Capital
           Markets, from 1995 to 1999.

         . Analyst specializing in tax-exempt municipal bonds.

         Daniel Scholl, Vice President of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined the investment advisor in 1998.

         . Prior to that, Special Assistant for Economic Development to
           Governor Tom Carper in Delaware, from 1996 to 1998. Prior to that, Executive Assistant to Delaware's Secretary of Finance, from 1992 to 1996.

         . Analyst specializing in tax-exempt municipal bonds.

         . MGA, University of Pennsylvania.

         Susan Beck, Vice President of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined the investment advisor in 1989.

         . Fixed income research analyst.

36  |  Scudder Municipal Bond Fund -- Institutional Class

Financial Highlights

The table below helps you understand the financial performance of the Institutional Class/1/ shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                               For the Years Ended October 31,
                                            2001     2000      1999     1998     1997

Per share operating performance:
-------------------------------------------------------------------------------------
Net asset value, beginning of year       $10.77   $10.66   $11.30    $11.12   $10.99
-------------------------------------------------------------------------------------
Income from investment operations
-------------------------------------------------------------------------------------
Net investment income                      0.53     0.56     0.51      0.53     0.57
-------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                 0.41     0.11    (0.59)     0.18     0.22
-------------------------------------------------------------------------------------
Total from investment operations           0.94     0.67    (0.08)     0.71     0.79
-------------------------------------------------------------------------------------
Distributions to shareholders
-------------------------------------------------------------------------------------
Net investment income                     (0.53)   (0.56)   (0.51)    (0.53)   (0.57)
-------------------------------------------------------------------------------------
Net realized gain from investment
transactions                                 --       --    (0.05)       --    (0.09)
-------------------------------------------------------------------------------------
Total distributions                       (0.53)   (0.56)   (0.56)    (0.53)   (0.66)
-------------------------------------------------------------------------------------
Net asset value, end of year             $11.18   $10.77   $10.66    $11.30   $11.12
-------------------------------------------------------------------------------------
Total investment return                    8.90%    6.45%   (0.78)%    6.58%    7.49%
-------------------------------------------------------------------------------------
Supplemental data and ratios:
-------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)  $442,458 $514,784 $622,896  $570,743 $361,461
-------------------------------------------------------------------------------------
Ratios to average net assets:
-------------------------------------------------------------------------------------
Net investment income                      4.80%    5.25%    4.62%     4.71%    5.19%
-------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (includes interest
expense paid by the Fund)                  0.55%    0.55%      --        --       --
-------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (excludes interest
expense paid by the Fund)                  0.55%    0.55%    0.55%     0.54%    0.54%
-------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements (includes interest
expense paid by the Fund)                  0.57%    0.59%    0.58%     0.58%    0.61%
-------------------------------------------------------------------------------------
Portfolio turnover rate                      27%      29%      27%       42%      67%
-------------------------------------------------------------------------------------

/1/ On February 28, 2000 the Institutional Shares were renamed the
    Institutional Class.

                      Scudder Municipal Bond Fund -- Institutional Class  |  37

Overview of the Short-Term Municipal Bond Fund --Institutional Class

Goal: The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.

Core Strategy: The Fund invests primarily in investment grade short-term fixed income securities that pay interest exempt from federal income tax.

Investment Policies and Strategies: The Fund seeks to achieve its investment objective by investing primarily in investment grade short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. We focus on individual security selection rather than rely on interest rate forecasting.

38  |  Scudder Short-Term Municipal Bond Fund -- Institutional Class

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

         . The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest.

         . Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

         . A greater-than-anticipated percentage of the Fund's investments could produce taxable income, resulting in a lower tax-adjusted return.

         . Unfavorable legislation could affect the tax-exempt status of municipal bonds.

Who Should Consider Investing in the Fund

         The Short-Term Municipal Bond Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Short-Term Municipal Bond Fund if you are seeking income that is exempt from federal income tax. You are also seeking less volatility in the value of your investment than an investment in the Municipal Bond Fund. There is, of course, no guarantee that the Fund will realize its goal of providing a high level of income exempt from regular federal income tax.

         You should not consider investing in the Short-Term Municipal Bond Fund if you are pursuing a long-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

         The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to municipal securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers another class with different fees, expenses and investment minimums.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

           Scudder Short-Term Municipal Bond Fund -- Institutional Class  |  39

Total Returns, After Fees and Expenses


The bar chart on this page and table on the next page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since it began selling Institutional Class shares to the public on March 6, 1995 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Lehman Brothers One-Year General Obligation Municipal Bond Index (the 'Lehman Brothers Index') and the iMoneyNet All Tax-Free Money Funds Average (formerly the IBC Financial All Tax-Free Average) over the last one and five years and since inception of Institutional Class Shares of the Fund. The Fund has changed its primary benchmark from the iMoneyNet Average to the Lehman Brothers Index because the Lehman Brothers Index more accurately reflects the duration and composition of the Fund. The Indices are a passive measure of combined stock market returns. They do not factor in the costs of buying, selling and holding securities-costs which are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------

The Lehman Brothers Index is a total return benchmark designed for short-term municipal assets. The index includes bonds with a minimum credit rating of BAA3 by Standard & Poor's, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990.


The iMoneyNet All Tax-Free Money Funds Average is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities.

         Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]


 1996    1997      1998    1999      2000     2001
-----   -------   -----   -------   ------   ------
5.59%    6.94%    5.13%    1.20%     6.34%   5.11%



For the period covered in the bar chart, the highest return for Institutional Class shares in any calendar quarter was 2.27% (second quarter 1997) and the lowest quarterly return for Institutional Class shares was -0.03% (second quarter 1999).

40  |  Scudder Short-Term Municipal Bond Fund -- Institutional Class

                Performance for Periods Ended December 31, 2001
                Average Annual Returns

                                                                       Since Inception
                                                       1 Year 5 Years (March 6, 1995)/1/
----------------------------------------------------------------------------------------
Institutional Class
Return Before Taxes                                    5.11%   4.92%        5.28%
----------------------------------------------------------------------------------------
Institutional Class
Return After Taxes on Distributions                    5.02%   4.83%        5.19%
----------------------------------------------------------------------------------------
Institutional Class
Return After Taxes on Distributions and Sale of
Fund Shares                                            4.79%   4.79%        5.12%
----------------------------------------------------------------------------------------
Lehman Brothers Index (reflects no deduction for fees,
expenses or taxes)                                     5.67%   4.69%        4.80%
----------------------------------------------------------------------------------------
iMoneyNet All Tax-Free Money Funds Average (reflects
no deduction for fees, expenses or taxes)              2.24%   2.93%        2.99%
----------------------------------------------------------------------------------------

/1/ The since inception returns for the Lehman Brothers Index and the iMoneyNet
    All Tax-Free Money Funds Average are calculated from February 28, 1995.


--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.


The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

           Scudder Short-Term Municipal Bond Fund -- Institutional Class  |  41

Fees and Expenses of the Fund

(expenses paid from Fund assets)


The Annual Fund Operating Expenses table below describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Short-Term Municipal Bond Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Annual Fund Operating Expenses
                                                Percentage of
                                                Average Daily
                                                 Net Assets
Management Fees                                     0.40%
-------------------------------------------------------------
Distribution and Service (12b-1) Fees                None
-------------------------------------------------------------
Other Expenses                                      0.22%
-------------------------------------------------------------
Total Annual Fund Operating Expenses                0.62%
-------------------------------------------------------------
Less: Fee Waivers and/or Expense Reimbursements    -0.07%
-------------------------------------------------------------
Net Expenses                                        0.55%/1/
-------------------------------------------------------------

Expense Example/2/

 1 Year    3 Years 5 Years 10 Years
   $56      $191    $339     $768
-----------------------------------

/1/ The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 0.55%.

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

42  |  Scudder Short-Term Municipal Bond Fund -- Institutional Class

A Detailed Look at the Short-Term Municipal Bond Fund --Institutional Class

Objective
         The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         In managing the Fund, we generally use a 'bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than rely on interest rate forecasting.

         Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

--------------------------------------------------------------------------------

Maturity measures the time remaining until an issuer must repay a bond's principal in full.


           Scudder Short-Term Municipal Bond Fund -- Institutional Class  |  43

Principal Investments

         The Fund invests primarily in investment grade short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities which pay interest exempt from federal income tax.

         There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

         The Fund invests primarily in high quality bonds (those rated within the top three rating categories).

Investment Process

         Issuer research lies at the heart of our investment process. In selecting individual securities for investment, we:

         . assign a relative value, based on creditworthiness, cash flow and price, to each bond;

         . use credit analysis to determine the issuer's ability to fulfill its contracts;

         . compare each bond with a US Treasury instrument to develop a theoretical intrinsic value;

--------------------------------------------------------------------------------

Fixed income securities are investment grade if:

.. They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

.. They have received a comparable short-term or other rating.

.. They are unrated securities that the investment advisor believes to be of comparable quality to rated investment grade securities.

In the event a security is rated below investment grade by a nationally recognized statistical rating organization ('NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

44  |  Scudder Short-Term Municipal Bond Fund -- Institutional Class

         . look to exploit any inefficiencies between intrinsic value and market trading price; and

         . subordinate sector weightings to individual bonds that may add above-market value.

Other Investments

         The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest category. The Fund may also invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely upon the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

         Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The Fund may also purchase securities on a when-issued basis.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

Risks

         Set forth below are some of the prominent risks associated with investing in municipal securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

         Primary risks

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates.

           Scudder Short-Term Municipal Bond Fund -- Institutional Class  |  45

         Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

         Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

         Tax Liability Risk. Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund's income and gains will generally be subject to state taxation.

         Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

         Secondary risks

         Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

         When-Issued and Delayed Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current

46 | Scudder Short-Term Municipal Bond Fund -- Institutional Class worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund:

         David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund

         . Joined the investment advisor in 1989.

         . Chief Investment Officer of the Fixed Income Group.

         Ted Manges, Vice President of Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1999.

         . Prior to that, Manager of Trading and Sales, Commerce Capital
           Markets, from 1995 to 1999.

         . Analyst specializing in tax-exempt municipal bonds.

         Daniel Scholl, Vice President of Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1998.

         . Prior to that, Special Assistant for Economic Development to
           Governor Tom Carper in Delaware, from 1996 to 1998. Prior to that, Executive Assistant to Delaware's Secretary of Finance, from 1992 to 1996.

         . Analyst specializing in tax-exempt municipal bonds.

         . MGA, University of Pennsylvania.

         Susan Beck, Vice President of Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1989.

         . Fixed income research analyst.

           Scudder Short-Term Municipal Bond Fund -- Institutional Class  |  47

Financial Highlights


The table below helps you understand the financial performance of the Institutional Class/1/ shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                             For the Years Ended October 31,
                                            2001     2000     1999    1998    1997

Per share operating performance:
----------------------------------------------------------------------------------
Net asset value, beginning of year       $10.16   $10.11   $10.37  $10.28  $10.13
----------------------------------------------------------------------------------
Income from investment operations
----------------------------------------------------------------------------------
Net investment (expenses in excess of)
income                                     0.47     0.50     0.40    0.46    0.52
----------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                 0.17     0.05    (0.26)   0.09    0.16
----------------------------------------------------------------------------------
Total from investment operations           0.64     0.55     0.14    0.55    0.68
----------------------------------------------------------------------------------
Distributions to shareholders
----------------------------------------------------------------------------------
Net investment income                     (0.47)   (0.50)   (0.40)  (0.46)  (0.52)
----------------------------------------------------------------------------------
Net realized gain from investment
transactions                                 --       --       --      --   (0.01)
----------------------------------------------------------------------------------
Total distributions                       (0.47)   (0.50)   (0.40)  (0.46)  (0.53)
----------------------------------------------------------------------------------
Net asset value, end of year             $10.33   $10.16   $10.11  $10.37  $10.28
----------------------------------------------------------------------------------
Total Investment return                    6.40%    5.52%    1.33%   5.51%   6.93%
----------------------------------------------------------------------------------

Supplemental data and ratios:
----------------------------------------------------------------------------------
Net assets, end of year
(000s omitted)                          $154,657 $192,357 $107,427 $54,369 $19,950
----------------------------------------------------------------------------------
Ratios to average net assets:
----------------------------------------------------------------------------------
Net investment income                      4.60%    5.26%    3.92%   4.46%   5.14%
----------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (includes interest
expense paid by the Fund)                  0.55%    0.55%      --      --      --
----------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (excludes interest
expense paid by the Fund)                  0.55%    0.55%    0.55%   0.55%   0.53%
----------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements (includes interest
expense paid by the Fund)                  0.62%    0.71%    0.80%   0.82%   1.02%
----------------------------------------------------------------------------------
Portfolio turnover rate                      63%      52%      64%     28%     95%
----------------------------------------------------------------------------------

/1/ On February 28, 2000 the Institutional Shares were renamed the
    Institutional Class.

48  |  Scudder Short-Term Municipal Bond Fund -- Institutional Class

Overview of the High Income Plus Fund -- Institutional Class

Goal: The Fund seeks high current income and, as a secondary objective, capital appreciation.

Core Strategy: The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers.

Investment Policies and Strategies: The Fund seeks to achieve its goal by investing in a diversified portfolio of high yield fixed income securities ('junk bonds') with a dollar weighted effective average portfolio maturity of seven to ten years. In managing the Fund, we generally use both a 'top-down' approach by considering macro trends in the economy and a 'bottom-up' approach by using fundamental credit analysis to select investments. We focus on careful cash flow and total return analysis, and broad

                    Scudder High Income Plus Fund -- Institutional Class | 49 diversification among countries, sectors, industries and individual issuers and maturities. We use an active process, which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities.

50  |  Scudder High Income Plus Fund -- Institutional Class

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

         . The lower rated fixed income securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade fixed income securities, particularly in deteriorating economic periods.

         . An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline. This risk is higher for below investment grade fixed income securities.

         . The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is higher for below investment grade fixed income securities.

         . Securities with longer effective maturities, like those in the Fund's portfolio, are more sensitive to interest rate changes than those with shorter effective maturities.

         . The market for below investment grade fixed income securities may be thinner than for higher rated securities, which can adversely affect the prices at which below investment grade fixed income securities are sold and the Fund's ability to dispose of these securities.

         . Deteriorating market conditions in a particular class of fixed income securities or developments in the stock market could also adversely affect the Fund by reducing the relative attractiveness of fixed income securities as an investment.

         . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its value. Foreign securities markets are often less

--------------------------------------------------------------------------------

Effective maturity is the average life of a security. Many fixed income securities have long maturity dates, but shorter average lives. Since these fixed income securities behave according to their average life, and not their maturity date, we estimate the average life and apply an appropriate duration to the security.


                    Scudder High Income Plus Fund -- Institutional Class | 51 liquid, more volatile and subject to less government regulation than US securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests.

         . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.


Who Should Consider Investing in the Fund

         The High Income Plus Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the High Income Plus Fund if you are seeking to earn current income higher than investment grade bond funds provide over most time periods. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in investment grade bond or money market funds. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in below investment grade securities, including credit risk and interest rate risk.

         You should not consider investing in the High Income Plus Fund if you are pursuing a short-term financial goal, if you primarily seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

         The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in only investment grade fixed income securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

52  |  Scudder High Income Plus Fund -- Institutional Class

Total Returns After Expenses


The bar chart on this page and table on the following page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the actual return of the Fund's Institutional Class shares, for each full calendar year since the Fund's inception on March 16, 1998. The table compares the average annual return of the Fund's Institutional Class shares with that of the CS First Boston High Yield Index over the last one year and since inception of the Institutional Class Shares of the Fund. The Index is a passive measure of combined national and international high yield bond market returns. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------

The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.


         Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]

 1999      2000     2001
------    ------   -----
15.72%    -7.21%   8.77%



For the period covered in the bar chart, the highest return for Institutional Class shares was 8.47% (first quarter 2001) and the lowest quarterly return for Institutional Class shares was -8.59% (fourth quarter 2000).

                    Scudder High Income Plus Fund -- Institutional Class  |  53

                Performance for Periods Ended December 31, 2001

Average Annual Returns
                                                                 Since Inception
                                                         1 Year (March 16, 1998)/1/
-----------------------------------------------------------------------------------
Institutional Class Return Before Taxes                  8.77%         3.65%
-----------------------------------------------------------------------------------
Institutional Class Return After Taxes on Distributions  3.90%        -1.01%
-----------------------------------------------------------------------------------
Institutional Class Return After Taxes on Distributions
and Sale of Fund Shares                                  5.32%         0.62%
-----------------------------------------------------------------------------------
CS First Boston High Yield Index (reflects no deduction
for fees, expenses or taxes)                             5.80%         0.28%
-----------------------------------------------------------------------------------

/1/ The since inception return for the CS First Boston High Yield Index is calculated from March 16, 1998.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.
..

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.


54  |  Scudder High Income Plus Fund -- Institutional Class

Fees and Expenses of the Fund

The Shareholder Fees and Annual Fund Operating Expenses tables below describe the fees and expenses that you may pay if you buy and hold Institutional Class shares of the High Income Plus Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same, you sold your shares at the end of the period and you did not pay a redemption fee.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases                                  None
----------------------------------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                               None
----------------------------------------------------------------------------------
Maximum Short-Term Redemption Fee (as a percentage of amount redeemed, as
applicable)                                                               2.00%/1/
----------------------------------------------------------------------------------

         Annual Fund Operating Expenses
         (fees paid directly from your investment)
                                                         Percentage of
                                                         Average Daily
                                                          Net Assets
         Management Fees                                     0.50%
         -------------------------------------------------------------
         Distribution and Service (12b-1) Fees                None
         -------------------------------------------------------------
         Other Expenses                                      0.36%
         -------------------------------------------------------------
         Total Annual Fund Operating Expenses                0.86%
         -------------------------------------------------------------
         Less: Fee Waivers and/or Expense Reimbursements    -0.21%/2/
         -------------------------------------------------------------
         Net Expenses                                        0.65%
         -------------------------------------------------------------

Expense Example/3/

                        1 Year 3 Years 5 Years 10 Years
                         $66    $253    $456    $1,041
                        -------------------------------

/1/ The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 180 days of purchase (approximately six months). The fee is withheld from redemption proceeds and retained by the Fund.

/2/ The investment advisor and administrator have contractually agreed, for the 16 month period beginning October 31, 2001, to waive their fees or reimburse expenses so that total expenses of the class will not exceed 0.65%.

/3/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

                    Scudder High Income Plus Fund -- Institutional Class  |  55

A Detailed Look at the High Income Plus Fund -- Institutional Class

Objectives

         The Fund seeks high current income and, as a secondary objective, capital appreciation. While we seek current income and, to a lesser extent, capital appreciation, we cannot offer any assurance of achieving these objectives. The Fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

Strategy

         In managing the Fund, we generally use both a 'top-down' and a 'bottom-up' approach to select investments. We use a 'top-down' approach by considering macro trends in the economy and a 'bottom-up' approach by using fundamental credit analysis to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities ('junk bonds').

         Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The Fund's average portfolio maturity may be shortened by certain of the Fund's securities which have floating or variable interest rates or include put features that provide the Fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated

--------------------------------------------------------------------------------

Maturity measures the time remaining until an issuer must repay a bond's principal in full.


56 | Scudder High Income Plus Fund -- Institutional Class maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

Principal Investments

         The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment grade fixed income securities ('junk bonds'), including those whose issuers are located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, and securities in default.

--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces the value of its securities within a given period. Fixed income funds usually have a higher portfolio turnover rate as a group compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

Fixed income securities are rated below investment grade if they are rated below the top four long-term rating categories of a nationally recognized statistical rating organization or, if unrated, are determined to be of equivalent quality by the investment advisor. These securities may be in default and are considered speculative. In the event a fixed income security is rated below investment grade by a nationally recognized statistical rating organization ('NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated below investment grade.

                    Scudder High Income Plus Fund -- Institutional Class  |  57

Investment Process

         The investment process involves using both a 'top-down' approach, first focusing on sector allocations and a 'bottom-up' approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, we:

         . analyze economic conditions for improving or undervalued sectors and industries;

         . use independent credit research and on-site management visits to evaluate individual issues' debt service, growth rate, and both downgrade and upgrade potential;

         . assess new issues versus secondary market opportunities; and

         . seek issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Other Investments

         The Fund may invest up to 25% of its total assets in non-US dollar-denominated, below investment grade fixed income securities. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase. Money market securities include commercial paper, certificates of deposit, banker's acceptances, repurchase agreements and other short-term debt securities. The Fund may also purchase securities on a when-issued basis and engage in short sales.

         We may also use as secondary investments various instruments commonly known as 'derivatives'. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives:

--------------------------------------------------------------------------------

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

58  |  Scudder High Income Plus Fund -- Institutional Class

         . in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index;

         . to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the markets;

         . to hedge against adverse changes in the market value of securities held by or to be bought for the Fund (Adverse changes may be caused by changing interest rates, security prices or currency exchange rates.);

         . as a substitute for purchasing or selling securities or foreign currencies; or

         . to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

         In non-hedging situations, we may also use derivative contracts to attempt to profit from anticipated market developments.

         The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the investment advisor believes possess volatility characteristics similar to those being hedged.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objectives.

Risks

         Set forth on the following pages are the prominent risks associated with investing in below investment grade fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

         Primary risks

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

                    Scudder High Income Plus Fund -- Institutional Class  |  59

         Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

         Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated below the fourth highest category of a nationally recognized statistical rating organization have speculative characteristics. These securities involve a greater risk of loss than investment grade securities and are more sensitive to changes in the issuer's capacity to pay.

         Maturity Risk. Prices of fixed income securities with longer effective maturities are more volatile because they are more sensitive to interest rate changes than those with shorter effective maturities.

         Pricing Risk. The market for below investment grade fixed income securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the below investment grade fixed income securities are sold. If market quotations are not readily available, or may be unreliable, below investment grade fixed income securities will be valued in accordance with procedures established by and under the general supervision of the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the investment advisor's research and credit analysis are an especially important part of managing securities of this type.

         Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

60  |  Scudder High Income Plus Fund -- Institutional Class

         Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

         Emerging Market Risk. Because the Fund may invest in emerging markets, it may face higher political, information and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

         Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in the value of a country's currency than in bonds denominated in that currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

         Secondary risks

         Short Sales. Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains or losses from the sale of securities.

         Derivative Risks. Risks associated with derivatives include:

         . that the derivative is not well correlated with the security for which it is acting as a substitute;

--------------------------------------------------------------------------------

Currency Management may be used in an attempt to offset investment risks ('hedging') and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.


                    Scudder High Income Plus Fund -- Institutional Class  |  61

         . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         . that the Fund cannot sell the derivative because of an illiquid secondary market.

         Portfolio manager

         The following portfolio manager is responsible for the day-to-day management of the Fund's investments:

         Andrew Cestone, Director of Deutsche Asset Management.

         . Joined the investment advisor in March 1998.

         . Prior to that, Investment Analyst, Phoenix Investment Partners, from
           1997 to 1998. Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

62  |  Scudder High Income Plus Fund -- Institutional Class

Financial Highlights

The table below helps you understand the financial performance of the Institutional Class/1/ shares of the Fund/4/ for the past four fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                                        For the Period
                                               For the Years Ended     March 16, 1998/1/
                                                   October 31,             through
                                                 2001    2000     1999  Oct. 31, 1998

Per share operating performance:
----------------------------------------------------------------------------------------
Net asset value, beginning of period        $8.23      $9.08   $8.71        $10.00
----------------------------------------------------------------------------------------
Income from investment operations
----------------------------------------------------------------------------------------
Net investment income                        1.01       1.12    1.03          0.54
----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments and foreign currencies          (0.95)     (0.85)   0.37         (1.29)
----------------------------------------------------------------------------------------
Total from investment operations             0.06       0.27    1.40         (0.75)
----------------------------------------------------------------------------------------
Distributions to shareholders
----------------------------------------------------------------------------------------
Net investment income                       (0.98)     (1.12)  (1.03)        (0.54)
----------------------------------------------------------------------------------------
Net realized gain from investment
transactions                                (0.06)        --      --            --
----------------------------------------------------------------------------------------
Total distributions                         (1.04)     (1.12)  (1.03)        (0.54)
----------------------------------------------------------------------------------------
Net asset value, end of period              $7.25      $8.23   $9.08         $8.71
----------------------------------------------------------------------------------------
Total investment return                      0.68%      2.45%  16.54%        (7.84)%
----------------------------------------------------------------------------------------
Supplemental data and ratios:
----------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)   $15,736    $29,580 $318,247     $92,668
----------------------------------------------------------------------------------------
Ratios to average net assets:
----------------------------------------------------------------------------------------
Net investment income                       12.44%     12.29%  11.37%         9.34%/2/
----------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (includes interest expense
paid by the Fund)                            0.65%      0.68%     --            --
----------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (excludes interest expense
paid by the Fund)                            0.65%      0.65%   0.65%         0.65%/2/
----------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements (includes interest expense
paid by the Fund)                            0.86%      0.72%   0.75%         0.82%/2/
----------------------------------------------------------------------------------------
Portfolio turnover rate                       175%/3/    151%    180%          131%
----------------------------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Annualized.

/3/ Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

/4/ Prior to July 31, 2002, the Fund was named High Yield Bond Fund.

                    Scudder High Income Plus Fund -- Institutional Class  |  63

Information Concerning All Funds

Management of the Funds

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. A Board of Trustees supervises for each Fund all of the Fund's activities on behalf of the Fund's shareholders.

         Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for each Fund. As investment advisor, DeAM, Inc. makes the Funds' investment decisions. It buys and sells securities for the Funds and conducts the research that leads to these purchase and sale decisions. The Funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor received the following fees as a percentage of the average daily net assets for each Fund for its services in the last fiscal year. The investment advisor reimbursed a portion of its fee during the period.

                                                 Percentage of
                                                 Average Daily
                                                     Fund
                  Fund                            Net Assets
                  Fixed Income Fund                  0.40%
                  --------------------------------------------
                  Short-Term Fixed Income Fund       0.40%
                  --------------------------------------------
                  Municipal Bond Fund                0.40%
                  --------------------------------------------
                  Short-Term Municipal Bond Fund     0.40%
                  --------------------------------------------
                  High Income Plus Fund              0.50%
                  --------------------------------------------

         DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $96 billion in assets.

64  |  Information Concerning All Funds

         DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

         Other Services. DeAM, Inc. provides administrative services for the Funds. In addition, either DeAM, Inc., or your service agent, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service Agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

         Investment Company Capital Corporation serves as the Fund's transfer agent ('Transfer Agent'). Investment Company Capital Corporation is an indirect wholly owned subsidiary of Deutsche Bank AG.

                                        Information Concerning All Funds  |  65

How to Invest in the Funds

The following pages tell you how to invest in the Funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a service agent--for example, a workplace retirement plan, financial supermarket or financial advisor--your service agent may have its own policies or instructions, and you should follow those.

66  |  Information Concerning All Funds

Buying and Selling Institutional Class Shares

         You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ('service agent'). Contact them for details on how to enter and pay for your order. Each Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Transfer Agent. Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

         Eligibility requirements

         You may buy Institutional Shares if you are any of the following:

         . An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

         . An employee benefit plan with assets of at least $50 million.

         . A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

         . A client of the private banking division of Deutsche Bank AG.

         . A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any Fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

         Investment minimums

         Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

         The minimum initial investment is waived for:

         . Investment advisory affiliates of Deutsche Bank Securities, Inc. or
           Scudder funds purchasing shares for the accounts of their investment advisory clients.

         . Employee benefit plans with assets of at least $50 million.

                                        Information Concerning All Funds  |  67

         . Clients of the private banking division of Deutsche Bank AG.

         . A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

         The Fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

         How to contact the Transfer Agent

            By Phone:         (800) 621-1048
            --------------------------------------------------------
            First Investments Investment Company Capital Corporation
            By Mail:          c/o Scudder Investments
                              P.O. Box 219356
                              Kansas City, MO 64121-9356
            --------------------------------------------------------
            Additional        Investment Company Capital Corporation
            Investments       c/o Scudder Investments
            By Mail:          P.O. Box 219154
                              Kansas City, MO 64121-9154
            --------------------------------------------------------
            By Overnight      Investment Company Capital Corporation
            Mail:             c/o Scudder Investments
                              811 Main Street
                              Kansas City, MO 64105-2005
            --------------------------------------------------------
            By Fax (for       (800) 821-6234
            exchanging and
            selling shares
            only):
            --------------------------------------------------------

         You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

         How to open your fund account

     MAIL:     Complete and sign the account application that
               accompanies this prospectus. (You may obtain
               additional applications by calling the Transfer Agent.)
               Mail the completed application along with a check
               payable to the Fund you have selected to Investment
               Company Capital Corporation. Be sure to include the
               Fund number. (For Fund numbers, see below.) The
               addresses are shown under 'How to contact the Transfer
               Agent.'
     ----------------------------------------------------------------------
     WIRE:     Call the Transfer Agent to set up a wire account.
     ----------------------------------------------------------------------
     FUND NAME Fixed Income Fund -- Institutional Class -- 593
     AND FUND  Short-Term Fixed Income Fund -- Institutional Class -- 557
     NUMBER:   Municipal Bond Fund -- Institutional Class -- 528
               Short-Term Municipal Bond Fund -- Institutional Class -- 536
               High Income Plus Fund -- Institutional Class -- 596
     ----------------------------------------------------------------------

         Please note that your account cannot become activated until we receive a completed application.

68  |  Information Concerning All Funds

         How to buy and sell shares

         MAIL:

         Buying: Send your check, payable to the Fund you have selected to the Transfer Agent. Be sure to include the Fund number. (For Fund numbers, see 'How to open your fund account.') The addresses are shown above under 'How to contact the Transfer Agent.' Be sure to include the Fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to 'Scudder Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

         Selling: Send a signed letter to the Transfer Agent with your name, your Fund number and account number, the Fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

         WIRE:

         Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Transfer Agent at (800) 621-1048 to notify us in advance of a wire transfer purchase. Inform the Transfer Agent representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day following your purchase.

               Bank Name:  Deutsche Bank Trust Company Americas
               --------------------------------------------------
               Routing No: 021001033
               --------------------------------------------------
               Attn:       Scudder Funds
               --------------------------------------------------
               DDA No:     00-226-296
               --------------------------------------------------
               FBO:        (Account name)
                           (Account number)
               --------------------------------------------------
               Credit:     (Fund name and number)
                           (See 'How to open your fund account.')
               --------------------------------------------------


                                        Information Concerning All Funds  |  69

         Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the Fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

         Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Transfer Agent at (800) 621-1048. Inform the Transfer Agent representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The Fund and its service agents reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

         TELEPHONE TRANSACTIONS:

         You may place orders to buy and sell over the phone by calling your service agent or the Transfer Agent at (800) 621-1048. If your shares are in an account with the Transfer Agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling the Transfer Agent. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

         Short-term redemption fee

         The High Income Plus Fund may charge up to a 2.00% short-term redemption fee of the value of the shares being redeemed (either by selling or exchanging into another fund) within 180 days (approximately six months) of purchase. This fee will compensate the High Income Plus Fund for expenses directly related to redemption of Fund shares (such as brokerage costs, charges for credit lines and other redemption related costs). This fee will also dis-

70  |  Information Concerning All Funds
         courage short-term investment in the High Income Plus Fund which will facilitate more efficient portfolio management. The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the High Income Plus Fund.

         The short-term redemption fee does not apply to:

         . Shares acquired through reinvestment of dividends and other distributions;

         . Shares of the Fund in an account which is closed by us because it fails to meet the minimum balance requirements; and

         . Shares held by 401(k) plans, similar individual account plans or profit sharing plans.

         The fee may not be applied to shares held through certain omnibus accounts. With regard to these accounts, the High Income Plus Fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The High Income Plus Fund will make this determination after considering, among other things, the High Income Plus Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

         The High Income Plus Fund will use the 'first-in, first-out' method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 180 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that dif-

                                        Information Concerning All Funds  |  71
         fer in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by each Fund.

         In either case, keep in mind that the information in this prospectus applies only to each Fund's Institutional Class. The Funds do have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.

         Policies about transactions

         Each Fund is open for business each day the New York Stock Exchange is open. Each Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Funds are open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

72  |  Information Concerning All Funds

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Funds can only send wires of $1,000 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.


                                        Information Concerning All Funds  |  73

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if the Fund determined that your purchase would be detrimental to the interests of its shareholders.

         We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a

74  |  Information Concerning All Funds
         signature guarantee from a notary public and we must be provided the original guarantee.

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Fund calculates share price

         Each Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         Each Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. Each Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.


--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early, the Fund will calculate its net asset value at the time of closing.


                                        Information Concerning All Funds  |  75

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Then price changes may ultimately affect the price of Fund shares the next time the Fund calculates its net asset value.

Performance Information

         Each Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. Each Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less


76  |  Information Concerning All Funds

         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If a Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income monthly. Each Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If a Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         A Fund may also pay dividends and capital gains distributions at other times if necessary for a Fund to avoid federal income or excise tax. If you invest in a Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date.

                                        Information Concerning All Funds  |  77

         If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions, if any, paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income Dividends                       Ordinary Income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary Income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         The Municipal Bond Fund and the Short-Term Municipal Bond Fund intend to distribute tax-exempt interest they earn as exempt-interest dividends, which are excluded from gross income for federal income tax purposes, but may be subject to alternative minimum tax and state and local income tax. Their distributions from other sources, if any, would be taxable as described above.

         If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

78  |  Information Concerning All Funds

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder Fund) is generally a taxable transaction for you:

         Transaction                   Tax status
         Your sale of shares owned for Generally, long-term capital
         more than one year            gains or losses
         -------------------------------------------------------------
         Your sale of shares owned for Generally, short-term capital
         one year or less              gains or losses; losses subject
                                       to special rules
         -------------------------------------------------------------

         Your Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

                                        Information Concerning All Funds  |  79

To Get More Information

Shareholder reports--These include commentary from each Fund's management team about recent market conditions and the effects of a Fund's strategies on its performance. They also have detailed performance figures, a list of everything a Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about each Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about a Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a Fund, including a Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

[LOGO]SCUDDER
INVESTMENTS



[LOGO]A Member of
Deutsche Asset Management

SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090


                          CUSIP#
Fixed Income Fund--
Institutional Class:      617.35K.836
Short-Term Fixed Income
Fund--
Institutional Class:      617.35K.828
Municipal Bond Fund--
Institutional Class:      617.35K.810
Short-Term Municipal Bond
Fund--
Institutional Class:      617.35K.794
High Income Plus Fund--
Institutional Class:      617.35K.646
Morgan Grenfell Investment Trust
                          811-8006

[GRAPHIC]


  Printed on recycled paper.  (08/19/02) SINC3-1-IN

[LOGO] SCUDDER
       INVESTMENTS




                 Investment Class
Prospectus

                     February 28, 2002, as revised August 19, 2002

                Scudder Fixed Income Fund
                Scudder Municipal Bond Fund
                Scudder Short-Term Municipal Bond Fund
                Scudder High Income Plus Fund (formerly
                  Deutsche High Yield Bond Fund)


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Contents

                          3  Fixed Income Fund --
                             Investment Class

                         15  Municipal Bond Fund --
                             Investment Class

                         27  Short-Term Municipal Bond
                             Fund -- Investment Class

                         39  High Income Plus Fund --
                             Investment Class

                       Information Concerning
                       All Funds

                       53  Management of the Funds

                       56  Buying and Selling Investment
                           Class Shares

                       58  Policies You Should Know
                           About

                       62  Performance Information

                       62  Other Rights We Reserve

                       63  Understanding Distributions
                           and Taxes

Overview of the Fixed Income Fund -- Investment Class

Goal: The Fund seeks a high level of income consistent with the preservation of capital.

Core Strategy: The Fund invests primarily in investment grade fixed income securities.

Investment Policies and Strategies: The Fund invests, under normal circumstances, at least 80% of its assets in a wide range of investment grade fixed income securities, including US government bonds, corporate bonds and debentures and mortgage-backed and asset-backed securities. In selecting investments, we focus on identifying securities and sectors which we believe are undervalued relative to the market rather than rely on interest rate forecasts.

                            Scudder Fixed Income Fund -- Investment Class  |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

         . The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest.

         . Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

Who Should Consider Investing in the Fund

         You should consider investing in the Fixed Income Fund if you are seeking to earn current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

         You should not consider investing in the Fixed Income Fund if you are pursuing a short-term financial goal, if you are seeking capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

         The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4  |  Scudder Fixed Income Fund -- Investment Class

Total Returns, After Fees and Expenses

The bar chart on this page and the table on the following page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment Class shares to the public on February 11, 1998. The table compares the average annual return of the Fund's Investment Class shares with that of the Lehman Brothers Aggregate Bond Index over the last one year and since the inception of the class. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Investment Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds which include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The Index includes over 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the Index is in the intermediate range.


         Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]


  1999      2000      2001
 ------    ------    -----
 -0.79%    11.75%    9.06%



For the period shown in the bar chart, the highest return for Investment Class shares in any calendar quarter was 4.82% (third quarter 2001) and the lowest quarterly return for Investment Class shares was -0.74% (second quarter 1999).

                            Scudder Fixed Income Fund -- Investment Class  |  5

Performance for Periods Ended December 31, 2001
Average Annual Returns
                                                               Since Inception
                                                     1 Year (February 11, 1998)/1/
----------------------------------------------------------------------------------
Investment Class
Return Before Taxes                                   9.06%         6.68%
----------------------------------------------------------------------------------
Investment Class
Return After Taxes on Distributions                   6.59%         4.07%
----------------------------------------------------------------------------------
Investment Class
Return After Taxes on Distributions and Sale of Fund
Shares                                                5.47%         4.03%
----------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (reflects no
deduction for fees, expenses or taxes)                8.44%         6.85%
----------------------------------------------------------------------------------

/1/ The since inception return for the Lehman Brothers Aggregate Bond Index is calculated from February 28, 1998.
--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.


The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

6  |  Scudder Fixed Income Fund -- Investment Class

Fees and Expenses of the Fund

(expenses paid from Fund assets)

The Annual Fund Operating Expenses table below describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the Fixed Income Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

   Annual Fund Operating Expenses
                                                                Percentage of
                                                                Average Daily
                                                                 Net Assets
   Management Fees                                                  0.40%
   --------------------------------------------------------------------------
   Distribution and Service (12b-1) Fees                             None
   --------------------------------------------------------------------------
   Other Expenses (including a 0.25% shareholder servicing fee)     0.41%
   --------------------------------------------------------------------------
   Total Annual Fund Operating Expenses                             0.81%/1/
   --------------------------------------------------------------------------
   Less: Fee Waiver and/or Expense Reimbursements                  -0.01%
   --------------------------------------------------------------------------
   Net Expenses                                                     0.80%
   --------------------------------------------------------------------------

Expense Example/2/

                        1 Year 3 Years 5 Years 10 Years
                         $82    $258    $449    $1,001
                        -------------------------------

/1/ The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees and/or reimburse expenses so that total expenses will not exceed 0.80%.

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

                            Scudder Fixed Income Fund -- Investment Class  |  7

A Detailed Look at the Fixed Income Fund -- Investment Class

Objective

         The Fund seeks a high level of income consistent with the preservation of capital. The Fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         We utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the Fund, we generally use a 'bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than relying on interest rate forecasts. We seek to identify pricing inefficiencies of individual securities in the fixed income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

         Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

--------------------------------------------------------------------------------


Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities in a given period. Fixed income funds usually have a higher portfolio turnover rate as a group as compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.


8  |  Scudder Fixed Income Fund -- Investment Class

Principal Investments

         Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include intermediate-term US treasury, corporate, mortgage-backed and asset-backed, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities. The Fund invests primarily in investment grade fixed income securities rated within the top three rating categories. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. The Fund's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

Investment Process

         Company research lies at the heart of our investment process. In selecting individual securities for investment, we:

         . assign a relative value, based on creditworthiness, cash flow and price, to each bond;

--------------------------------------------------------------------------------

Fixed income securities are investment grade if:

.. They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

.. They have received a comparable short-term or other rating.

.. They are unrated securities that the investment advisor believes to be of comparable quality to rated investment grade securities.


In the event a security is rated below investment grade by a nationally recognized statistical rating organization ('NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

                             Scudder Fixed Income Fund -- Investment Fund  |  9

         . determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;

         . use credit analysis to determine the issuer's ability to fulfill its contracts; and

         . subordinate sector weightings to individual bonds that may add above-market value.

Other Investments

         The Fund may invest up to 20% of its assets in investment grade fixed income securities rated within the fourth highest rating category.

         The Fund may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event we determine that securities meeting the Fund's investment objective are not otherwise readily available for purchase.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

Risks

         Set forth below are some of the prominent risks associated with investing in fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

         Primary risks

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

10  |  Scudder Fixed Income Fund -- Investment Class

         Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

         Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

         Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

         Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increase the security's duration and reduce the value of the security. There is a greater risk that the Fund will lose money due to extension risk because the Fund invests in mortgage-related securities.

         Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

         Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

                           Scudder Fixed Income Fund -- Investment Class  |  11

         Secondary risks

         Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund:

         David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund.

         . Joined the investment advisor in 1989.

         . Chief Investment Officer of the Fixed Income Fund Group.

         Gary Bartlett, CFA, Managing Director of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined the investment advisor in 1992.

         . Analyst specializing in taxable municipal and government investments.

         . MBA, Drexel University.

12  |  Scudder Fixed Income Fund -- Investment Class

         Warren Davis, Managing Director of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined the investment advisor in 1995.

         . Analyst specializing in mortgage- and asset-backed securities.

         . MBA, Drexel University.

         Thomas Flaherty, Managing Director of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined the investment advisor in 1995.

         . Analyst specializing in corporate bonds and mortgages.

         J. Christopher Gagnier, Managing Director of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined the investment advisor in 1997.

         . Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

         . Analyst specializing in asset-backed securities and government investments.

         Daniel Taylor, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined the investment advisor in 1998.

         . Prior to that, fixed income portfolio manager, asset-backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

         . Analyst specializing in asset-backed securities and government securities.

                           Scudder Fixed Income Fund -- Investment Class  |  13

Financial Highlights

The table below helps you understand the financial performance of the Investment Class/1/ shares of the Fund for the past four fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                                       For the Period
                                              For the Years Ended    February 11, 1998/2/
                                                  October 31,              through
                                             2001     2000    1999    October 31, 1998

Per share operating performance:
-----------------------------------------------------------------------------------------
Net asset value, beginning of period       $10.24   $10.17   $10.88        $10.75
-----------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------
Net investment income                        0.64     0.59     0.61          0.45
-----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                      0.88     0.07    (0.54)         0.13
-----------------------------------------------------------------------------------------
Total from investment operations             1.52     0.66     0.07          0.58
-----------------------------------------------------------------------------------------

Distributions to shareholders:
-----------------------------------------------------------------------------------------
Net investment income                       (0.64)   (0.59)   (0.61)        (0.45)
-----------------------------------------------------------------------------------------
Net realized gain from investment
transactions                                   --       --    (0.17)           --
-----------------------------------------------------------------------------------------
Total distributions                         (0.64)   (0.59)   (0.78)        (0.45)
-----------------------------------------------------------------------------------------
Net asset value, end of period             $11.12   $10.24   $10.17        $10.88
-----------------------------------------------------------------------------------------
Total investment return                     15.39%    7.19%    0.65%         5.28%
-----------------------------------------------------------------------------------------

Supplemental data and ratios:
-----------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)    $33,847  $13,469  $7,389       $1,533
-----------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------
Net investment income                        5.95%    6.40%    5.86%         5.77%/3/
-----------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (includes interest expense
paid by the Fund)                            0.80%    0.79%      --            --
-----------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (excludes interest expense
paid by the Fund)                            0.80%    0.79%    0.80%         0.80%/3/
-----------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements (includes interest expense
paid by the Fund)                            0.81%    0.79%    0.80%         0.87%/3/
-----------------------------------------------------------------------------------------
Portfolio turnover rate                       161%     116%     157%          122%
-----------------------------------------------------------------------------------------

/1/ On February 28, 2000 the Service Shares were renamed the Investment Class.

/2/ Commencement of operations.

/3/ Annualized.

14  |  Scudder Fixed Income Fund -- Investment Class

Overview of the Municipal Bond Fund -- Investment Class

Goal: The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.

Core Strategy: The Fund invests primarily in investment grade fixed income securities that pay interest exempt from federal income tax.

Investment Policies and Strategies: The Fund seeks to achieve its investment objective by investing primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest exempt from federal income tax. We focus on individual security selection rather than rely on interest rate forecasting.

                         Scudder Municipal Bond Fund -- Investment Class  |  15

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

         . The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest.

         . Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

         . A greater-than-anticipated percentage of the Fund's investments could produce taxable income, resulting in a lower tax-adjusted return.

         . Unfavorable legislation could affect the tax-exempt status of municipal bonds.

Who Should Consider Investing in the Fund

         You should consider investing in the Municipal Bond Fund if you are seeking income that is exempt from federal income tax. There is, of course, no guarantee that the Fund will realize its goal of providing a high level of income exempt from regular federal income tax.

         You should not consider investing in the Municipal Bond Fund if you are pursuing a short-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

         The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to municipal securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers another class with different fees, expenses and investment minimums.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

16  |  Scudder Municipal Bond Fund -- Investment Class

Total Returns, After Fees and Expenses


The bar chart on this page and the table on the following page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment Class shares to the public on July 30, 1997. The table compares the average annual return of the Fund's Investment Class shares with that of the Lehman Brothers 5 Year G.O. Index over the last one year and since inception of the Investment Class shares. The Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Investment Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

The Lehman Brothers 5 Year G.O. Index includes over 1,400 intermediate term General Obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.


        Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]

 1998    1999      2000     2001
-----   ------    ------   ------
5.28%   -1.56%     8.47%   5.08%



For the period covered in the bar chart, the highest return for Investment Class shares in any calendar quarter was 2.93% (fourth quarter 2000) and the lowest quarterly return for Investment Class shares was -1.01% (second quarter
1999).

                         Scudder Municipal Bond Fund -- Investment Class  |  17

Performance for Periods Ended December 31, 2001
Average Annual Returns
                                                                     Since Inception
                                                             1 Year (July 30, 1997)/1/
--------------------------------------------------------------------------------------
Investment Class
Return Before Taxes                                          5.08%        4.55%
--------------------------------------------------------------------------------------
Investment Class
Return After Taxes on Distributions                          5.03%        4.46%
--------------------------------------------------------------------------------------
Investment Class
Return After Taxes on Distributions and Sale of Fund
Shares                                                       4.87%        4.51%
--------------------------------------------------------------------------------------
Lehman Brothers 5 Year G.O. Index (reflects no deduction for
fees, expenses or taxes)                                     5.98%        5.05%
--------------------------------------------------------------------------------------

/1/ The since inception return for the Lehman Brothers 5 Year G.O. Index is calculated from July 31, 1997.
--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

18  |  Scudder Municipal Bond Fund -- Investment Class

Fees and Expenses of the Fund

(expenses paid from Fund assets)

The Annual Fund Operating Expenses table below describes the fees and expenses you may pay if you buy and hold Investment Class shares of the Municipal Bond Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

         Annual Fund Operating Expenses
                                                         Percentage of
                                                         Average Daily
                                                          Net Assets
         Management Fees                                     0.40%
         -------------------------------------------------------------
         Distribution and/or Service (12b-1) Fees             None
         -------------------------------------------------------------
         Other Expenses                                      0.41%
         -------------------------------------------------------------
         Total Fund Operating Expenses                       0.81%
         -------------------------------------------------------------
         Less: Fee Waivers and/or Expense Reimbursements    -0.02%
         -------------------------------------------------------------
         Net Expenses                                        0.79%/1/
         -------------------------------------------------------------

Expense Example/2/

                        1 Year 3 Years 5 Years 10 Years
                         $81    $257    $448    $1,000
                        -------------------------------

/1/ The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees and/or reimburse expenses so that expenses will not exceed 0.79%.

/2/ For the first 12 months, the expense example takes into account fee waivers and/or reimbursements.

                         Scudder Municipal Bond Fund -- Investment Class  |  19

A Detailed Look at the Municipal Bond Fund -- Investment Class

Objective

         The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         In managing the Fund, we generally use a 'bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than rely on interest rate forecasts.

         Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

--------------------------------------------------------------------------------


Maturity measures the time remaining until an issuer must repay a bond's principal in full.


20  |  Scudder Municipal Bond Fund -- Investment Class

Principal Investments

         The Fund invests primarily in investment grade municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. Under normal conditions, the Fund invests at least 80% of its assets, determined at the time of purchase, in municipal securities which pay interest exempt from federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

         The Fund invests primarily in high quality bonds (those rated within the top-three rating categories).

Investment Process

         Issuer research lies at the heart of our investment process. In selecting individual securities for investment, we:

         . assign a relative value, based on creditworthiness, cash flow and price, to each bond;

         . use credit analysis to determine the issuer's ability to fulfill its contracts;

--------------------------------------------------------------------------------

Fixed income securities are investment grade if:

.. They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

.. They have received a comparable short-term or other rating.

.. They are unrated securities that the investment advisor believes to be of comparable quality to rated investment grade securities.


In the event a security is rated below investment grade by a nationally recognized statistical rating organization ('NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

                         Scudder Municipal Bond Fund -- Investment Class  |  21

         . compare each bond with a US Treasury instrument to develop a theoretical intrinsic value;

         . look to exploit any inefficiencies between intrinsic value and market trading price; and

         . subordinate sector weightings to individual bonds that may add above-market value.

Other Investments

         The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The Fund may also invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

         Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The Fund may also purchase securities on a when-issued basis.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.

Risks

         Set forth on the following pages are some of the prominent risks associated with investing in municipal securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

22  |  Scudder Municipal Bond Fund -- Investment Class

         Primary risks

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

         Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

         Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

         Tax Liability Risk. Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund's income and gains will generally be subject to state taxation.

         Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

                         Scudder Municipal Bond Fund -- Investment Class  |  23

         Secondary risks

         Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

         When-Issued and Delayed Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund:

         David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund

         . Joined the investment advisor in 1989.

         . Chief Investment Officer of the Fixed Income Fund Group.

         Ted Manges, Vice President of Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1999.

         . Prior to that, Manager of Trading and Sales, Commerce Capital
           Markets, from 1995 to 1999.

         . Analyst specializing in tax-exempt municipal bonds.

24  |  Scudder Municipal Bond Fund -- Investment Class

         Daniel Scholl, Vice President, Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1998.

         . Prior to that, Special Assistant for Economic Development to
           Governor Tom Carper in Delaware, from 1996 to 1998. Prior to that, Executive Assistant to Delaware's Secretary of Finance, from 1992 to 1996.

         . Analyst specializing in tax-exempt municipal bonds.

         . MGA, University of Pennsylvania.

         Susan Beck, Vice President of Deutsche Asset Management and Co-Manager of the Fund

         . Joined the investment advisor in 1989.

         . Fixed income research analyst.

                         Scudder Municipal Bond Fund -- Investment Class  |  25

Financial Highlights

The table below helps you understand the financial performance of the Investment Class/1/ shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                                                For the Period
                                                                                July 30, 1997/2/
                                               For the Years Ended October 31,      through
                                                  2001    2000     1999    1998  Oct. 31, 1997

Per share operating performance:
------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $10.77  $10.66  $11.30   $11.11      $11.11
------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------
Net investment income                            0.50    0.53    0.49     0.50        0.14
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                          0.41    0.11   (0.59)    0.19          --/3/
------------------------------------------------------------------------------------------------
Total from investment operations                 0.91    0.64  (0.10)     0.69        0.14
------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------
Net investment income                           (0.50)  (0.53)  (0.49)   (0.50)      (0.14)
------------------------------------------------------------------------------------------------
Net realized gain from investment transactions     --      --   (0.05)      --          --
------------------------------------------------------------------------------------------------
Total distributions                            (0.50)  (0.53)  (0.54)   (0.50)      (0.14)
------------------------------------------------------------------------------------------------
Net asset value, end of period                 $11.18  $10.77  $10.66   $11.30      $11.11
------------------------------------------------------------------------------------------------
Total investment return                          8.63%   6.21%  (1.01)%   6.42%       1.22%
------------------------------------------------------------------------------------------------

Supplemental data and ratios:
------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)       $13,210 $12,468  $7,172   $5,126       $192
------------------------------------------------------------------------------------------------
Ratios to average net assets:
------------------------------------------------------------------------------------------------
Net investment income                            4.55%   5.01%   4.33%    4.41%       4.95%/4/
------------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements
(includes interest expense paid by the Fund)     0.80%   0.80%     --       --          --
------------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements
(excludes interest expense paid by the Fund)     0.80%   0.80%   0.80%    0.79%       0.79%/4/
------------------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements
(includes interest expense paid by the Fund)     0.82%   0.83%   0.82%    0.85%       0.85%/4/
------------------------------------------------------------------------------------------------
Portfolio turnover rate                            27%     29%     27%      42%         67%
------------------------------------------------------------------------------------------------

/1/ On February 28, 2000 the Service Shares were renamed the Investment Class.

/2/ Commencement of operations.

/3/ Less than $0.01.

/4/ Annualized.

26  |  Scudder Municipal Bond Fund -- Investment Fund

Overview of the Short-Term Municipal Bond Fund --Investment Class

Goal: The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.

Core Strategy: The Fund invests primarily in investment grade short-term fixed income securities that pay interest exempt from federal income tax.

Investment Policies and Strategies: The Fund seeks to achieve its investment objective by investing primarily in investment grade short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax. We focus on individual security selection rather than rely on interest rate forecasting.

              Scudder Short-Term Municipal Bond Fund -- Investment Class  |  27

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

         . The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest.

         . Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

         . A greater-than-anticipated percentage of the Fund's investments could produce taxable income, resulting in a lower tax-adjusted return.

         . Unfavorable legislation could affect the tax-exempt status of municipal bonds.

Who Should Consider Investing in the Fund

         You should consider investing in the Short-Term Municipal Bond Fund if you are seeking income that is exempt from federal income tax. You are also seeking less volatility in the value of your investment than an investment in the Municipal Bond Fund. There is, of course, no guarantee that the Fund will realize its goal of providing a high level of income exempt from regular federal income tax.

         You should not consider investing in the Short-Term Municipal Bond Fund if you are pursuing a long-term financial goal, if you seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

         The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking exposure to municipal securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers another class with different fees, expenses and investment minimums.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

28  |  Scudder Short-Term Municipal Bond Fund -- Investment Class

Total Returns, After Fees and Expenses

The bar chart on this page and the table on the following page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since it began selling Investment Class shares to the public on December 3, 1997. The table compares the average annual return of the Fund's Investment Class shares with that of the Lehman Brothers One-Year General Obligation Municipal Bond Index (the 'Lehman Brothers Index') and the iMoneyNet All Tax-Free Money Funds Average (formerly the IBC Financial All Tax-Free Average) over the last one year and since inception of Investment Class shares of the Fund. The Fund has changed its primary benchmark from the iMoneyNet Average to the Lehman Brothers Index because the Lehman Brothers Index more accurately reflects the duration and composition of the Fund. An Index is a passive measure of combined stock market returns. It does not factor in the costs of buying, selling and holding securities, costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Investment Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
The Lehman Brothers Index is a total return benchmark designed for short-term municipal assets. The index includes bonds with a minimum credit rating of BAA3 by Standard & Poor's, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990.

The iMoneyNet All Tax-Free Money Funds Average is the average of all tax-exempt municipal money market funds that invest in obligations of tax-exempt entities, including state and municipal authorities.


       Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]


 1998    1999    2000    2001
-----   -----   -----   -----
4.75%   0.93%   6.18%   4.75%



For the period covered in the bar chart, the highest return for Investment Class shares in any calendar quarter was 1.78% (fourth quarter 2000) and the lowest quarterly return for Investment Class shares was -0.19% (second quarter
1999).

              Scudder Short-Term Municipal Bond Fund -- Investment Class  |  29

Performance for Periods Ended December 31, 2001
Average Annual Returns
                                                                    Since Inception
                                                           1 Year (December 3, 1997)/1/
---------------------------------------------------------------------------------------
Investment Class
Return Before Taxes                                        4.75%         4.34%
---------------------------------------------------------------------------------------
Investment Class
Return After Taxes on Distributions                        4.66%         4.19%
---------------------------------------------------------------------------------------
Investment Class
Return After Taxes on Distributions and Sale of Fund
Shares                                                     4.47%         4.20%
---------------------------------------------------------------------------------------
Lehman Brothers Index/1/ (reflects no deduction for fees,
expenses or taxes)                                         5.67%         4.71%
---------------------------------------------------------------------------------------
iMoneyNet All Tax-Free Money Funds Average/1/ (reflects no
deduction for fees, expenses or taxes)                     2.24%         2.88%
---------------------------------------------------------------------------------------

/1/ The since inception returns for the Lehman Brothers Index and the iMoneyNet
    All Tax-Free Money Funds Average are calculated from November 30, 1997.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

30  |  Scudder Short-Term Municipal Bond Fund -- Investment Class

Fees and Expenses of the Fund

(expenses paid from Fund assets)

The Annual Fund Operating Expenses table below describes the fees and expenses you may pay if you buy and hold Investment Class shares of the Short-Term Municipal Bond Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

         Annual Fund Operating Expenses
                                                         Percentage of
                                                         Average Daily
                                                          Net Assets
         Management Fees                                      0.40%
         -------------------------------------------------------------
         Distribution and Service (12b-1) Fees                 None
         -------------------------------------------------------------
         Other Expenses                                       0.47%
         -------------------------------------------------------------
         Total Fund Operating Expenses                        0.87%
         -------------------------------------------------------------
         Less: Fee Waivers and/or Expense Reimbursements     -0.07%
         -------------------------------------------------------------
         Net Expenses                                      0.80%/1/
         -------------------------------------------------------------

Expense Example/2 /

                        1 Year 3 Years 5 Years 10 Years
                         $82    $271    $475    $1,066
                        -------------------------------

/1/ The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees and/or reimburse expenses so that total expenses will not exceed 0.80%.

/2/ For the first 12 months, the expense example takes into account fee waivers and/or reimbursements.

              Scudder Short-Term Municipal Bond Fund -- Investment Class  |  31

A Detailed Look at the Short-Term Municipal Bond Fund --Investment Class

Objective

         The Fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         In managing the Fund, we generally use a 'bottom-up' approach. We focus on the securities and sectors we believe are undervalued relative to the market, rather than rely on interest rate forecasting.

         Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of no longer than three years. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features.

--------------------------------------------------------------------------------


Maturity measures the time remaining until an issuer must repay a bond's principal in full.


32  |  Scudder Short-Term Municipal Bond Fund -- Investment Class

Principal Investments

         The Fund invests primarily in investment grade short-term municipal securities. Municipal securities are debt securities issued by states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from federal income tax.

         Under normal conditions, the Fund invests at least 80% of its assets in municipal securities which pay interest exempt from federal income tax. There is no restriction on the percentage of assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax.

         The Fund invests primarily in high quality bonds (those rated within the top three rating categories).

Investment Process

         Issuer research lies at the heart of our investment process. In selecting individual securities for investment, we:

         . assign a relative value, based on creditworthiness, cash flow and price, to each bond;

         . use credit analysis to determine the issuer's ability to fulfill its contracts;

         . compare each bond with a US Treasury instrument to develop a theoretical intrinsic value;

--------------------------------------------------------------------------------

Fixed income securities are investment grade if:

.. They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

.. They have received a comparable short-term or other rating.

.. They are unrated securities that the investment advisor believes to be of comparable quality to rated investment grade securities.


In the event a security is rated below investment grade by a nationally recognized statistical rating organization ('NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated investment grade. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund's minimum acceptable credit rating. The Fund's credit standards also apply to counterparties of OTC derivative contracts.

               Scudder Short-Term Municipal Bond Fund -- Investment Fund  |  33

         . look to exploit any inefficiencies between intrinsic value and market trading price; and

         . subordinate sector weightings to individual bonds that may add above-market value.

Other Investments

         The Fund may invest up to 15% of its assets in investment grade bonds that are rated in the fourth highest rating category. The Fund may also invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. The payment of principal and interest on a private activity or industrial development bond is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

         Up to 20% of the Fund's total assets may be invested in certain taxable securities in order to maintain liquidity. The Fund may also purchase securities on a when-issued basis.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objective.


Risks

         Set forth below are some of the prominent risks associated with investing in municipal securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

         Primary risks

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

34  |  Scudder Short-Term Municipal Bond Fund -- Investment Class

         Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

         Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

         Tax Liability Risk. Distributions by the Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income. There is a risk that a greater percentage of the Fund's investments will produce taxable income, resulting in a lower tax-adjusted return. New federal or state legislation could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders. In addition, distribution of the Fund's income and gains will generally be subject to state taxation.

         Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

         Secondary risks

         Private Activity and Industrial Development Bond Risks. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

              Scudder Short-Term Municipal Bond Fund -- Investment Class  |  35

         When-Issued and Delayed Delivery Securities Risk. The Fund may purchase or sell a security at a future date for a predetermined price. The market value of the securities may change before delivery.

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund:

         David Baldt, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund.

         . Joined the investment advisor in 1989.

         . Chief Investment Officer of the Fixed Income Group.

         Ted Manges, Vice President of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined the investment advisor in 1999.

         . Prior to that, Manager of Trading and Sales, Commerce Capital
           Markets, from 1995 to 1999.

         . Analyst specializing in tax-exempt municipal bonds.

         Daniel Scholl, Vice President of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined the investment advisor in 1998.

         . Prior to that, Special Assistant for Economic Development to
           Governor Tom Carper in Delaware, from 1996 to 1998. Prior to that, Executive Assistant to Delaware's Secretary of Finance, from 1992 to 1996.

36  |  Scudder Short-Term Municipal Bond Fund -- Investment Class

         . Analyst specializing in tax exempt municipal bonds.

         . MGA, University of Pennsylvania.

         Susan Beck, Vice President of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined the investment advisor in 1989.

         . Fixed income research analyst.

              Scudder Short-Term Municipal Bond Fund -- Investment Class  |  37

Financial Highlights

The table below helps you understand the financial performance of the Investment Class/1/ shares of the Fund for the past four fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                                             For the Period
                                                                           December 3, 1997/2/
                                           For the Years Ended October 31,      through
                                            2001       2000       1999      October 31, 1998
Per share operating performance:
----------------------------------------------------------------------------------------------
Net asset value, beginning of period       $10.16     $10.11     $10.37          $10.28
----------------------------------------------------------------------------------------------
Income from investment operations
----------------------------------------------------------------------------------------------
Net investment income                        0.44       0.47       0.37            0.39
----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                      0.16       0.05      (0.26)           0.09
----------------------------------------------------------------------------------------------
Total from investment operations             0.60       0.52       0.11            0.48
----------------------------------------------------------------------------------------------
Distributions to shareholders
----------------------------------------------------------------------------------------------
Net investment income                       (0.44)     (0.47)     (0.37)          (0.39)
----------------------------------------------------------------------------------------------
Net realized gain from investment
transactions                                   --         --         --              --
----------------------------------------------------------------------------------------------
Total distributions                         (0.44)     (0.47)     (0.37)          (0.39)
----------------------------------------------------------------------------------------------
Net asset value, end of period             $10.32     $10.16     $10.11          $10.37
----------------------------------------------------------------------------------------------
Total investment return                      6.03%      5.24%      1.08%           4.81%
----------------------------------------------------------------------------------------------

Supplemental data and ratios:
----------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)    $6,182      $192       $268            $436
----------------------------------------------------------------------------------------------
Ratios to average net assets:
----------------------------------------------------------------------------------------------
Net investment income                        3.95%      4.78%      3.91%           4.20%/3/
----------------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (includes interest expense
paid by the Fund)                            0.80%      0.80%        --              --
----------------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (excludes interest
expense paid by the Fund)                    0.80%      0.80%      0.80%           0.80%/3/
----------------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements (includes interest expense
paid by the Fund)                            0.87%      0.96%      1.00%           1.02%/3/
----------------------------------------------------------------------------------------------
Portfolio turnover rate                        63%        52%        64%             26%
----------------------------------------------------------------------------------------------

/1/ On February 28, 2000 the Service Shares were renamed the Investment Class.

/2/ Commencement of operations.

/3/ Annualized.

38  |  Scudder Short-Term Municipal Bond Fund -- Investment Class

Overview of the High Income Plus Fund -- Investment Class

Goal: The Fund seeks high current income and, as a secondary objective, capital appreciation.

Core Strategy: The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers.

Investment Policies and Strategies: The Fund seeks to achieve its goal by investing in a diversified portfolio of high yield fixed income securities ('junk bonds') with a dollar weighted effective average portfolio maturity of seven to ten years. In managing the Fund, we generally use both a 'top-down' approach by considering macro trends in the economy and a 'bottom-up' approach by using fundamental credit analysis, to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities.


                       Scudder High Income Plus Fund -- Investment Class  |  39

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

         . The lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.

         . An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline. This risk is higher for below investment grade fixed income securities.

         . The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is higher for below investment grade fixed income securities.

         . Securities with longer effective maturities, like those in the Fund's portfolio, are more sensitive to interest rate changes than those with shorter effective maturities.

         . The market for below investment grade fixed income securities may be thinner than for higher rated securities, which can adversely affect the prices at which below investment grade fixed income securities are sold and the Fund's ability to dispose of these securities.

         . Deteriorating market conditions in a particular class of fixed income securities or developments in the stock market could also adversely affect the Fund by reducing the relative attractiveness of fixed income securities as an investment.

--------------------------------------------------------------------------------

Effective maturity is the average life of a security. Many fixed income securities have long maturity dates, but shorter average lives. Since these fixed income securities behave according to their average life, and not their maturity date, we estimate the average life and apply an appropriate duration to the security.


40  |  Scudder High Income Plus Fund -- Investment Class

         . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests.

         . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

Who Should Consider Investing in the Fund

         You should consider investing in the High Income Plus Fund if you are seeking to earn current income higher than investment grade bond funds provide over most time periods. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in investment grade bond or money market funds.

         You should not consider investing in the High Income Plus Fund if you are pursuing a short-term financial goal, if you primarily seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

         The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in only investment grade fixed income securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       Scudder High Income Plus Fund -- Investment Class  |  41

Total Returns After Expenses

The bar chart on this page and the table on the following page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since it began selling Investment Class shares to the public on September 15, 1998. The table compares the average annual return of the Fund's Investment Class shares with that of the CS First Boston High Yield Index over the last one year and since inception of Investment Class shares of the Fund. The Index is a passive measure of combined national and international high yield bond market re-turns. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Investment Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------

The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.


         Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]

 1999      2000     2001
------    ------   -----
15.36%    -7.51%   8.48%



For the period covered in the bar chart, the highest return for Investment Class shares was 8.39% (first quarter 2001) and the lowest quarterly return for Investment Class shares was -8.76% (third quarter 2001).

42  |  Scudder High Income Plus Fund -- Investment Class

Performance for Periods Ended December 31, 2001
Average Annual Returns
                                                                  Since Inception
                                                        1 Year (September 15, 1998)/1/
--------------------------------------------------------------------------------------
Investment Class
Return Before Taxes                                     8.48%          6.60%
--------------------------------------------------------------------------------------
Investment Class
Return After Taxes on Distributions                     3.73%          1.73%
--------------------------------------------------------------------------------------
Investment Class
Return After Taxes on Distributions and Sale of
Fund Shares                                             5.15%          2.91%
--------------------------------------------------------------------------------------
CS First Boston High Yield Index (reflects no deduction
for fees, expenses or taxes)                            5.80%          1.93%
--------------------------------------------------------------------------------------

/1/ The since inception return for the CS First Boston High Yield Index is calculated from September 30, 1998.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

                       Scudder High Income Plus Fund -- Investment Class  |  43

Fees and Expenses of the Fund

The Shareholder Fees and Annual Fund Operating Expenses tables below describe the fees and expenses that you may pay if you buy and hold Investment Class shares of the High Income Plus Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same, you sold your shares at the end of the period and you did not pay a redemption fee.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases                                     None
----------------------------------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                                  None
----------------------------------------------------------------------------------
Maximum Short-Term Redemption Fee (as a percentage of amount redeemed, as
applicable)                                                               2.00%/1/
----------------------------------------------------------------------------------

         Annual Fund Operating Expenses
         (fees paid directly from your investment)
                                                         Percentage of
                                                         Average Daily
                                                          Net Assets
         Management Fees                                      0.50%
         -------------------------------------------------------------
         Distribution and Service (12b-1) Fees                None
         -------------------------------------------------------------
         Other Expenses                                       0.61%
         -------------------------------------------------------------
         Total Fund Operating Expenses                        1.11%
         -------------------------------------------------------------
         Less: Fee Waivers and/or Expense Reimbursements     -0.21%
         -------------------------------------------------------------
         Net Expenses                                         0.90%/2/
         -------------------------------------------------------------

Expense Example/3/

                        1 Year 3 Years 5 Years 10 Years
                         $92    $332    $591    $1,333
                        -------------------------------

/1/ The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 180 days of purchase (approximately six months). The fee is withheld from redemption proceeds and retained by the Fund.

/2/ The investment advisor and administrator have contractually agreed, for the 16 month period beginning October 31, 2001, to waive their fees and/or reimburse expenses so that expenses will not exceed 0.90%.

/3/ For the first 12 months, the expense example takes into account fee waivers and/or reimbursements.

44  |  Scudder High Income Plus Fund -- Investment Class

A Detailed Look at the High Income Plus Fund -- Investment Class

Objectives

         The Fund seeks high current income and, as a secondary objective, capital appreciation. While we seek current income and, to a lesser extent, capital appreciation, we cannot offer any assurance of achieving these objectives. The Fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

Strategy

         In managing the Fund, we generally use both a 'top-down' and a 'bottom-up' approach to select investments. We use a 'top-down' approach by considering macro trends in the economy and a 'bottom-up' approach by using fundamental credit analysis to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities (junk bonds).

         Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The Fund's average portfolio maturity may be shortened by certain of the Fund's

--------------------------------------------------------------------------------

Maturity measures the time remaining until an issuer must repay a bond's principal in full.


                       Scudder High Income Plus Fund -- Investment Class | 45 securities which have floating or variable interest rates or include put features that provide the Fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

Principal Investments

         The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government,

--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces the value of its securities within a given period. Fixed income funds usually have a higher portfolio turnover rate as a group compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

Fixed income securities are rated below investment grade if they are rated below the top four long-term rating categories of a nationally recognized statistical rating organization or, if unrated, are determined to be of equivalent quality by the investment advisor. These securities may be in default and are considered speculative. In the event a fixed income security is rated below investment grade by a nationally recognized statistical rating organization ('NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated below investment grade.

46 | Scudder High Income Plus Fund -- Investment Class its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, and securities in default.

Investment Process

         The investment process involves using both a 'top-down' approach, first focusing on sector allocations and a 'bottom-up' approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, we:

         . analyze economic conditions for improving or undervalued sectors and industries;

         . use independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

         . assess new issues versus secondary market opportunities; and

         . seek issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Other Investments

         The Fund may invest up to 25% of its total assets in non-US dollar-denominated, below investment grade fixed income securities. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase. Money market securities include commercial paper, certificates of deposit, banker's acceptances, repurchase agreements and other short-term debt securities. The Fund may also purchase securities on a when-issued basis and engage in short sales.


                       Scudder High Income Plus Fund -- Investment Class  |  47

         We may also use as secondary investments various instruments commonly known as 'derivatives'. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives:

         . in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index;

         . to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the markets;

         . to hedge against adverse changes in the market value of securities held by or to be bought for the Fund (Adverse changes may be caused by changing interest rates, security prices or currency exchange rates.);

         . as a substitute for purchasing or selling securities or foreign currencies;

         . to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

         In non-hedging situations, we may also use derivative contracts to attempt to profit from anticipated market developments.

         The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the investment advisor believes possess volatility characteristics similar to those being hedged.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to

--------------------------------------------------------------------------------


A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

48  |  Scudder High Income Plus Fund -- Investment Class

         100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objectives.

Risks

         Set forth below are the prominent risks associated with investing in below investment grade fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

         Primary risks

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

         Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated below the fourth highest category of a nationally recognized statistical rating organization have speculative characteristics. These securities involve a greater risk of loss than investment grade securities and are more sensitive to changes in the issuer's capacity to pay.

         Maturity Risk. Prices of fixed income securities with longer effective maturities are more volatile because they are more sensitive to interest rate changes than those with shorter effective maturities.

         Pricing Risk. The market for below investment grade fixed income securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the below investment grade fixed income securities are sold. If market

                       Scudder High Income Plus Fund -- Investment Class | 49 quotations are not readily available, or may be unreliable, below investment grade fixed income securities will be valued in accordance with procedures established by and under the general supervision of the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the investment advisor's research and credit analysis are an especially important part of managing securities of this type.

         Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

         Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

         Emerging Market Risk. Because the Fund may invest in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

         Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in the value of a country's currency than in bonds denominated in that

50 | Scudder High Income Plus Fund -- Investment Class currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

         Secondary risks

         Short Sales. Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains or losses from the sale of securities.

         Derivative Risks. Risks associated with derivatives include:

         . that the derivative is not well correlated with the security for which it is acting as a substitute;

         . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         . that the Fund cannot sell the derivative because of an illiquid secondary market.

         Portfolio manager

         The following portfolio manager is responsible for the day-to-day management of the Fund's investments:

         Andrew Cestone, Director of Deutsche Asset Management

         . Joined the investment advisor in March 1998.

         . Prior to that, Investment Analyst, Phoenix Investment Partners, from
           1997 to 1998. Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

--------------------------------------------------------------------------------

Currency Management may be used in an attempt to offset investment risks ('hedging') and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.


                       Scudder High Income Plus Fund -- Investment Class  |  51

Financial Highlights


The table below helps you understand the financial performance of the Investment Class/1/ shares of the Fund/5/ for the past four fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                                            For the Period
                                                 For the Years Ended     September 15, 1998/2/
                                                     October 31,               through
                                                    2001    2000    1999   October 31, 1998

Per share operating performance:
----------------------------------------------------------------------------------------------
Net asset value, beginning of period           $8.23      $9.07   $8.71         $10.28
----------------------------------------------------------------------------------------------
Income from investment operations
----------------------------------------------------------------------------------------------
Net investment income                           0.94       1.10    1.00           0.11
----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments and foreign currencies             (0.91)     (0.84)   0.36          (1.57)
----------------------------------------------------------------------------------------------
Total from investment operations                0.03       0.26    1.36          (1.46)
----------------------------------------------------------------------------------------------
Distributions to shareholders
----------------------------------------------------------------------------------------------
Net investment income                          (0.96)     (1.10)  (1.00)         (0.11)
----------------------------------------------------------------------------------------------
Net realized gain from investment
transactions                                   (0.06)        --      --             --
----------------------------------------------------------------------------------------------
Total distributions                            (1.02)     (1.10)  (1.00)         (0.11)
----------------------------------------------------------------------------------------------
Net asset value, end of period                 $7.24      $8.23   $9.07          $8.71
----------------------------------------------------------------------------------------------
Total investment return                         0.29%      2.34%  16.07%          0.27%
----------------------------------------------------------------------------------------------

Supplemental data and ratios:
----------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)      $4,534     $3,128  $2,875            $81
----------------------------------------------------------------------------------------------
Ratios to average net assets:
----------------------------------------------------------------------------------------------
Net investment income                          12.12%     12.96%  11.24%         11.89%/4/
----------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements
(includes interest expense paid by the Fund)    0.90%      0.91%     --             --
----------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements
(excludes interest expense paid by the Fund)    0.90%      0.90%   0.90%          0.90%/4/
----------------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements
(includes interest expense paid by the Fund)    1.11%      0.96%   1.00%          1.05%/4/
----------------------------------------------------------------------------------------------
Portfolio turnover rate                          175%/3/    151%    180%           131%
----------------------------------------------------------------------------------------------

/1/ On February 28, 2000 the Service Shares were renamed the Investment Class.

/2/ Commencement of operations.

/3/ Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

/4/ Annualized.

/5/ Prior to July 31, 2002, the Fund was named the High Yield Bond Fund.

52  |  Scudder High Income Plus Fund -- Investment Class

Information Concerning All Funds

Management of the Funds

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. A Board of Trustees supervises for each Fund all of a Fund's activities on behalf of the Fund's shareholders.

         Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc. with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for each Fund. As investment advisor, DeAM, Inc. makes the Funds' investment decisions. The Funds' investment advisor buys and sells securities for the Funds and conducts the research that leads to these purchase and sale decisions. The Funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

         The Funds paid the following fees to DeAM, Inc. for investment advisory services in the last fiscal year. The investment advisor reimbursed a portion of its fee during the year.

                                                 Percentage of
                                                 Average Daily
                  Fund                            Net Assets
                  Fixed Income Fund                  0.40%
                  --------------------------------------------
                  Municipal Bond Fund                0.40%
                  --------------------------------------------
                  Short-Term Municipal Bond Fund     0.40%
                  --------------------------------------------
                  High Income Plus Fund              0.50%
                  --------------------------------------------

         DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $96 billion in assets.

         DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution

                                        Information Concerning All Funds  |  53
         that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

         Other Services. DeAM, Inc. provides administrative services for the Funds. In addition, either DeAM, Inc., or your service agent, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from a Fund;

         . answering your questions on a Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Investment Company Capital Corporation serves as the Fund's transfer agent ('Transfer Agent'). Investment Company Capital Corporation is an indirect wholly owned subsidiary of Deutsche Bank AG.

         Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with a Fund. Service Agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

54  |  Information Concerning All Funds

How to Invest in the Funds

The following pages tell you how to invest in the Funds and what to expect as a shareholder.

If you're investing through a service agent, your service agent may have its own policies or instructions, and you should follow those.

                                        Information Concerning All Funds  |  55

Buying and Selling Investment Class Shares

         You may only buy Investment Class shares if you have a shareholder account set up with a service agent. Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Funds. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

         Contact your service agent for details on how to enter and pay for your order. Each Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services.

         Investment minimums

            Initial investment                                $1,000
            --------------------------------------------------------
            Subsequent investment                                $50
            --------------------------------------------------------
            IRA account
            Initial investment                                  $500
            --------------------------------------------------------
            Subsequent investment                                $50
            --------------------------------------------------------
            Automatic investment plan (minimum/maximum) $50/$250,000
            --------------------------------------------------------
            Minimum account balance                           $1,000
            --------------------------------------------------------

         The Funds and their service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

         Service plan

         Each Fund has adopted a service plan for its Investment Class shares. Under the plan, each Fund pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. The fees are compensation to service agents for providing personal services and/or account maintenance services to the customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same Fund.

56  |  Information Concerning All Funds

         Short-term redemption fee

         The High Income Plus Fund may charge up to 2.00% short-term redemption fee of the value of the shares being redeemed (either by selling or exchanging into another fund) within 180 days (approximately six months) of purchase. This fee will compensate the High Income Plus Fund for expenses directly related to redemption of Fund shares (such as brokerage costs, charges for credit lines and other redemption related costs). This fee will also discourage short-term investment in the High Income Plus Fund which will facilitate more efficient portfolio management. The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the High Income Plus Fund.

         The short-term redemption fee does not apply to:

         . Shares acquired through reinvestment of dividends and other distributions;

         . Shares of the High Income Plus Fund in an account which is closed by us because it fails to meet the minimum balance requirements; and

         . Shares held by 401(k) plans, similar individual account plans or profit sharing plans.

         The fee may not be applied to shares held through certain omnibus accounts. With regard to these accounts, the High Income Plus Fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The High Income Plus Fund will make this determination after considering, among other things, the High Income Plus Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

         The High Income Plus Fund will use the 'first-in, first-out' method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 180 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

                                        Information Concerning All Funds  |  57

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Funds.

         In either case, keep in mind that the information in this prospectus applies only to each Fund's Investment Class. The Funds do have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         Policies about transactions

         Each Fund is open for business each day the New York Stock Exchange is open. Each Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Funds are open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a

58  |  Information Concerning All Funds
         timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Funds can only send wires of $1,000 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

                                        Information Concerning All Funds  |  59

         We do not issue share certificates.

         Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if the Fund determined that your purchase would be detrimental to the interests of its shareholders.

         We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) both the New York Stock Exchange and the Fund's custodian are closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

60  |  Information Concerning All Funds

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.

         Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Fund calculates share price

         Each Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find a Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         Each Fund calculates a net asset value per share for each of its classes. The formula for calculating a Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. Each Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early, the Fund will calculate its net asset value at the time of closing.

                                        Information Concerning All Funds  |  61

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. The price changes may ultimately affect the price of Fund shares the next time the Fund calculates its net asset value.

Performance Information

         Each Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. Each Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000 for any reason other than a change in market value

62  |  Information Concerning All Funds

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If a Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income monthly. Each Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If a Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         Each Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in a Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

                                        Information Concerning All Funds  |  63

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions, if any, paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income Dividends                       Ordinary Income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary Income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         The Municipal Bond Fund and the Short-Term Municipal Bond Fund intend to distribute tax-exempt interest as exempt-interest dividends, which are excluded from gross income for federal income tax purposes, but may be subject to alternative minimum tax and state and local income tax. Their distributions from other sources, if any, would be taxable as described above.

         If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder Fund) is generally a taxable transaction for you:

  Transaction                                 Tax status
  Your sale of shares owned for more than one Generally, long-term capital
  year                                        gains or losses
  ---------------------------------------------------------------------------
  Your sale of shares owned for one year or   Generally, short-term capital
  less                                        gains or losses; losses subject
                                              to special rules
  ---------------------------------------------------------------------------

64  |  Information Concerning All Funds

         Your Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

                                        Information Concerning All Funds  |  65

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from each Fund's management team about recent market conditions and the effects of a Fund's strategies on its performance. They also have detailed performance figures, a list of everything a Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about each Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about a Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a Fund, including a Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                                               CUSIP#
                     FIxed Income Fund--
                     Investment Class:         617.35K.760
                     Municipal Bond Fund--
                     Investment Class:         617.35K.737
                     Short-Term Municipal Bond
                     Fund--Investment Class:   617.35K.729
                     High Income Plus Fund--
                     Investment Class:         617.35K.596
                     Morgan Grenfell Investment Trust
                                               811-8006

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SINC3-1-IV

[LOGO] SCUDDER
       INVESTMENTS



                 Institutional Class
Prospectus

                     January 28, 2002, as revised August 19, 2002

                Scudder Micro Cap Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Micro Cap Fund --
 Institutional Class


                      Overview of the
                      Micro Cap Fund

                      3   Goal

                      3   Core Strategy

                      3   Investment Policies and
                          Strategies

                      4   Principal Risks of Investing in
                          the Fund

                      4   Who Should Consider Investing
                          in the Fund

                      6   Total Returns, After Fees and
                          Expenses

                      7   Fees and Expenses of the Fund

                      A Detailed Look at the
                      Micro Cap Fund

                       8  Objective

                       8  Strategy

                       8  Principal Investments

                       9  Investment Process

                       9  Other Investments

                      10  Risks

                      12  Management of the Fund

                      How to Invest in the Fund

                      16  Buying and Selling Institutional
                          Class Shares

                      19  Policies You Should Know
                          About

                      24  Performance Information

                      24  Other Rights We Reserve

                      25  Understanding Distributions
                          and Taxes

                      27  Financial Highlights

Overview of the Micro Cap Fund -- Institutional Class

Goal: The Fund seeks capital appreciation.

Core Strategy: The Fund invests primarily in the stocks and other equity securities of US micro capitalization growth-oriented companies.

Investment Policies and Strategies: The Fund seeks to achieve its investment objective by investing in the stocks and other equity securities of US micro capitalization growth-oriented companies. In managing the Fund, we use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The portfolio management team uses an active process which combines financial analysis with company visits to evaluate management and strategies.


                           Scudder Micro Cap Fund -- Institutional Class   |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . micro capitalization company stock returns could trail stock market returns generally because of risks specific to small company investing: greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress;

         . stocks held by the Fund could perform poorly;

         . the overall stock market could decline or could underperform other investments;

         . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests; or

         . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

Who Should Consider Investing in the Fund

         The Fund requires a minimum investment of $250,000. You should consider investing in the Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money-market funds.

         You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

         The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in fixed income securities alone, or invests in large- or medium-sized company

4 | Scudder Micro Cap Fund -- Institutional Class stocks. Diversifying your investments may lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           Scudder Micro Cap Fund -- Institutional Class   |  5

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares on December 18, 1996 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Russell 2000 Index over the last one year, five years and since inception. The Russell 2000 Index is a passive measure of US equity market returns. It does not factor in the costs of buying, selling and holding stocks--costs which are reflected in the Fund's results.

--------------------------------------------------------------------------------

The Russell 2000 Index is an unmanaged domestic equity securities index representing the performance of the 2,000 smallest companies of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 3000 represents approximately 98% of the investable US equity market. The Russell 2000 Index is a widely accepted benchmark of US small capitalization company performance. It is a model, not an actual portfolio.

Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]

 1997   1998    1999   2000    2001
------  -----  ------  -----  ------
19.83%  1.20%  77.53%  3.22%  15.37%

Since inception, the Fund's highest return in any calendar quarter was 29.74% (fourth quarter 1999) and its lowest quarterly return was -24.12% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

 Performance for Periods Ended December 31,
 2001
 Average Annual Returns
                                                            Since Inception
                                          1 Year 5 Years (December 18, 1996)/1/
 ------------------------------------------------------------------------------
 Micro Cap Fund--Institutional Class      15.37% 20.72%         20.94%
 ------------------------------------------------------------------------------
 Russell 2000 Index                        2.49%  7.52%          7.52%
 ------------------------------------------------------------------------------

/1/ The Russell 2000 Index average is calculated from December 31, 1996.

6  |  Scudder Micro Cap Fund -- Institutional Class

Fees and Expenses of the Fund


The Annual Fees and Expenses table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Expense Example. The example illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

           Annual Fees and Expenses
                                                        Percent of
                                                       Average Daily
                                                        Net Assets
           Management Fees                                 1.50%
           ---------------------------------------------------------
           Distribution (12b-1) Fees                        None
           ---------------------------------------------------------
           Other Expenses                                  0.48%
           ---------------------------------------------------------
           Total Fund Operating Expenses                   1.98%
           ---------------------------------------------------------
           Less: Fee Waivers or Expense Reimbursements    -0.49%/1/
           ---------------------------------------------------------
           Net Expenses                                    1.49%
           ---------------------------------------------------------

/1/ The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of September 30, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 1.49%.

Expense Example/2/

                        1 Year 3 Years 5 Years 10 Years
                         $152   $574   $1,022   $2,267
                        -------------------------------

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

                            Scudder Micro Cap Fund -- Institutional Class  |  7

A Detailed Look at the Micro Cap Fund -- Institutional Class

Objective

         The Fund seeks capital appreciation. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         The Fund invests primarily in equity securities of US micro capitalization growth-oriented companies. We focus on individual security selection rather than industry selection. The team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Principal Investments

         Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of US micro capitalization companies. The investment advisor defines the micro capitalization equity universe as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million.

         The Fund may invest up to 20% of its total assets in the securities of foreign companies that would be considered in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million capitalization minimum).

8  |  Scudder Micro Cap Fund -- Institutional Class

Investment Process

         Company research lies at the heart of our investment process. We use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

         . The team focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

         . The team emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

         . The team generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

         . The team screens the bottom 5% of the total domestic equity market capitalization (subject to a $10 million capitalization minimum) for micro capitalization companies with growth and profitability.

         In implementing this strategy, the Fund may experience a high portfolio turnover rate.

Other Investments

         The Fund may also invest up to 20% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. The Fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that are considered of high quality.

         We may also use various instruments commonly known as 'derivatives,' and, to the extent that the fund invests in foreign

--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. In implementing its investment strategy, the Fund may experience a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

                            Scudder Micro Cap Fund -- Institutional Class | 9 securities, it may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We may invest up to 100% of the Fund's assets in money market investments, or other short-term bonds that offer comparable safety. To the extent we adopt such a position and over the course of its duration, the Fund may not meet its goal of capital growth.

Risks

         Set forth below are some of the prominent risks associated with investing in micro capitalization companies, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

         Primary risks

         Micro Capitalization Company Risk. The Fund's investments in micro capitalization companies will be more susceptible to share price fluctuations since micro capitalization company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in micro company investing, can also pose added risk. Industry-wide reversals may have a greater impact on micro capitalization companies, since they lack a large company's financial resources. Micro capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses. Finally, micro capitalization company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a micro capitalization company's shares may be more difficult to sell.

--------------------------------------------------------------------------------


Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.


10  |  Scudder Micro Cap Fund -- Institutional Class

         Market Risk. Although individual stocks can outperform their local markets, deteriorating stock market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Foreign Investment Risk. To the extent that the Fund holds the stocks of companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the 'numbers' themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

         Secondary risks

         Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we value the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares. This risk may be heightened for micro capitalization companies.

         Derivative Risk. Risks associated with derivatives include:

         . that the derivative is not well correlated with the security for which it is acting as a substitute;

         . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

                          Scudder Micro Cap Fund -- Institutional Class   |  11

         . that the Fund cannot sell the derivative because of an illiquid secondary market.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

         Investment Advisor. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ('DeAM, Inc.') with headquarters at 280 Park Avenue, New York, New York 10017, acts as investment advisor for the Fund. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. For its services as investment advisor DeAM, Inc. receives a fee of 1.50% of the Fund's average daily net assets. The investment advisor reimbursed a portion of its fee during the period.

         DeAM, Inc. provides a full range of international investment advisory services to institutional clients, and as of September 30, 2001, managed approximately $73.9 billion in assets.

         DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private, commercial banking, investment banking and insurance.

         Organizational Structure. The Fund is a series of an open-end investment company organized as a Delaware business trust.

         Other Services. DeAM, Inc. provides administrative services for the Fund. In addition, DeAM, Inc.--or your broker or financial advisor--performs the functions necessary to establish and maintain

12 | Scudder Micro Cap Fund -- Institutional Class your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the brokers or financial advisors servicing agreement, such as cash management or special trust or retirement-investment reporting.

         Investment Company Capital Corporation serves as the Fund's transfer agent ('Transfer Agent'). Investment Company Capital Corporation is an indirect wholly owned subsidiary of Deutsche Bank AG.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund:

         Audrey M. T. Jones, CFA

         . Managing Director of Deutsche Asset Management and Lead Manager of the Fund.

         . Joined the investment advisor in 1986 and the Fund at its inception.

         . Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.

         . 30 years of investment industry experience.

         . BBA from Pace University Lubin School of Business.

                          Scudder Micro Cap Fund -- Institutional Class   |  13

         Doris R. Klug, CFA

         . Director of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined Deutsche Asset Management in 2000.

         . Portfolio manager with primary focus on the consumer and capital goods sectors.

         . Vice President of Mutual of America from 1993 to 2000.

         . 21 years of financial industry experience.

         . MBA from New York University Stern School of Business.

         Bob Grandhi, CFA

         . Director of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined Deutsche Asset Management in 2001.

         . Portfolio manager with primary focus on the technology and healthcare sectors.

         . Portfolio manager at Monument Funds Group and Daiwa Securities from
           2000 to 2001 and 1990 to 2000, respectively.

         . 25 years of financial industry experience.

         . MS and MBA from Illinois Institute of Technology.

14  |  Scudder Micro Cap Fund -- Institutional Class

How to Invest in the Fund

The following pages tell you how to invest in the Fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a service agent--for example, a workplace retirement plan, financial supermarket or financial advisor--your service agent may have its own policies or instructions, and you should follow those.

                          Scudder Micro Cap Fund -- Institutional Class   |  15

Buying and Selling Institutional Class Shares

         You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ('service agent'). Contact them for details on how to enter and pay for your order. The Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Transfer Agent. Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

         Eligibility requirements

         You may buy Institutional Shares if you are any of the following:

         . An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

         . An employee benefit plan with assets of at least $50 million.

         . A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

         . A client of the private banking division of Deutsche Bank AG.

         . A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any Fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

         Investment minimums

         Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

         The minimum initial investment is waived for:

         . Investment advisory affiliates of Deutsche Bank Securities, Inc. or
           Scudder funds purchasing shares for the accounts of their investment advisory clients.

         . Employee benefit plans with assets of at least $50 million.

16  |  Scudder Micro Cap Fund -- Institutional Class

         . Clients of the private banking division of Deutsche Bank AG.

         . A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

         The Fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

         How to contact the Transfer Agent

            By Phone:         (800) 621-1048
            --------------------------------------------------------
            First Investments Investment Company Capital Corporation
            By Mail:          c/o Scudder Investments
                              P.O. Box 219356
                              Kansas City, MO 64121-9356
            --------------------------------------------------------
            Additional        Investment Company Capital Corporation
            Investments       c/o Scudder Investments
            By Mail:          P.O. Box 219154
                              Kansas City, MO 64121-9154
            --------------------------------------------------------
            By Overnight      Investment Company Capital Corporation
            Mail:             c/o Scudder Investments
                              811 Main Street
                              Kansas City, MO 64105-2005
            --------------------------------------------------------
            By Fax (for       (800) 821-6234
            exchanging and
            selling shares
            only):
            --------------------------------------------------------

         You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

         How to open your fund account

         MAIL: Complete and sign the account application that
               accompanies this prospectus. (You may obtain
               additional applications by calling the Transfer Agent.)
               Mail the completed application along with a check
               payable to Micro Cap Fund -- Institutional Class --
                589 to Investment Company Capital Corporation.
               The addresses are shown under 'How to contact the
               Transfer Agent.'
         -------------------------------------------------------------
         WIRE: Call the Transfer Agent to set up a wire account.
         -------------------------------------------------------------

         Please note that your account cannot become activated until we receive a completed application.

                          Scudder Micro Cap Fund -- Institutional Class   |  17

         How to buy and sell shares

         MAIL:

         Buying: Send your check, payable to 'Scudder Micro Cap
         Fund --Institutional Class -- 589,' to the Transfer Agent. The addresses are shown above under 'How to contact the Transfer Agent.' Be sure to include the Fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to 'Scudder Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

         Selling: Send a signed letter to the Transfer Agent with your name, your Fund number and account number, the Fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

         WIRE:

         Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Transfer Agent at (800) 621-1048 to notify us in advance of a wire transfer purchase. Inform the Transfer Agent representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day following your purchase.

        Bank Name:  Deutsche Bank Trust Company Americas
        ----------------------------------------------------------------
        Routing No: 021001033
        ----------------------------------------------------------------
        Attn:       Scudder Funds
        ----------------------------------------------------------------
        DDA No:     00-226-296
        ----------------------------------------------------------------
        FBO:        (Account name)
                    (Account number)
        ----------------------------------------------------------------
        Credit:     Scudder Micro Cap Fund -- Institutional Class -- 589
        ----------------------------------------------------------------

18  |  Scudder Micro Cap Fund -- Institutional Class

         Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the Fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

         Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Transfer Agent at (800) 621-1048. Inform the Transfer Agent representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The Fund and its service agents reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

         TELEPHONE TRANSACTIONS:

         You may place orders to buy and sell over the phone by calling your service agent or the Transfer Agent at (800) 621-1048. If your shares are in an account with the Transfer Agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling the Transfer Agent. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor

                          Scudder Micro Cap Fund -- Institutional Class   |  19
         should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In either case, keep in mind that the information in this prospectus applies only to the Fund's Institutional Class. The Fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow

20 | Scudder Micro Cap Fund -- Institutional Class extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         We do not issue share certificates.

                          Scudder Micro Cap Fund -- Institutional Class   |  21

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if the Fund determined that your purchase would be detrimental to the interests of its shareholders.

         We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

22  |  Scudder Micro Cap Fund -- Institutional Class

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Fund calculates share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Then price changes may ulti-

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early, the Fund will calculate its net asset value at the time of closing.


                           Scudder Micro Cap Fund -- Institutional Class | 23 mately affect the price of Fund shares the next time the Fund calculates its net asset value.

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value

24  |  Scudder Micro Cap Fund -- Institutional Class

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income at least annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject

                           Scudder Micro Cap Fund -- Institutional Class | 25 to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions, if any, paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income Dividends                       Ordinary Income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary Income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder Fund) is generally a taxable transaction for you:

         Transaction                   Tax status
         Your sale of shares owned for Generally, long-term capital
         more than one year            gains or losses
         -------------------------------------------------------------
         Your sale of shares owned for Generally, short-term capital
         one year or less              gains or losses; losses subject
                                       to special rules
         -------------------------------------------------------------

         Your Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

26  |  Scudder Micro Cap Fund -- Institutional Class

Financial Highlights

The table below provides a picture of the Fund's Institutional Class financial performance since inception. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, (assuming reinvestment of all dividends and distributions). This information has been audited by Price-
 waterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                                              For the Period
                                For the Years   For the Eleven    For the   December 18, 1996/2/
                                    Ended        Months Ended   Year Ended        through
                                September 30,   September 30,   October 31,     October 31,
                                2001     2000        1999          1998            1997

Per share operating
performance:
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period           $24.52   $16.16        $9.90        $12.62          $10.00
------------------------------------------------------------------------------------------------
Income from investment
operations
------------------------------------------------------------------------------------------------
Expenses in excess of
income                         (0.13)   (0.14)       (0.14)        (0.05)          (0.04)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) from investment
transactions                   (5.35)    9.91         6.40         (2.18)           2.66
------------------------------------------------------------------------------------------------
Total from investment
operations                     (5.48)    9.77         6.26         (2.23)           2.62
------------------------------------------------------------------------------------------------
Distributions to
shareholders
------------------------------------------------------------------------------------------------
Net realized capital gains
from investment
transactions                   (1.83)   (1.41)          --         (0.49)             --
------------------------------------------------------------------------------------------------
Total distributions            (1.83)   (1.41)          --         (0.49)             --
------------------------------------------------------------------------------------------------
Net asset value, end of
period                        $17.21   $24.52       $16.16         $9.90          $12.62
------------------------------------------------------------------------------------------------
Total investment return       (22.55)%  64.49%       63.23%/3/    (18.16)%         26.20%/3/
------------------------------------------------------------------------------------------------

Supplemental data and
ratios:
------------------------------------------------------------------------------------------------
Net assets, end of period
(000s omitted)                $33,208  $36,745      $17,000       $14,363          $3,276
------------------------------------------------------------------------------------------------
Ratios to average net assets:
------------------------------------------------------------------------------------------------
Expenses in excess of
income                         (0.78)%  (0.78)%     (1.0.7)%/1/    (0.75)%         (0.49)%/1/
------------------------------------------------------------------------------------------------
Expenses after waivers and/
or reimbursements               1.49%    1.49%        1.49%/1/      1.49%           1.63%/1/
------------------------------------------------------------------------------------------------
Expenses before waivers
and/or reimbursements           1.98%    2.30%        3.00%/1/      2.59%           3.39%/1/
------------------------------------------------------------------------------------------------
Portfolio turnover rate           79%     137%         115%           85%            272%
------------------------------------------------------------------------------------------------

/1/ Annualized.
/2/ Inception of Institutional Class shares of the Fund was 12/18/96. /3/ Total return is not annualized.

                           Scudder Micro Cap Fund -- Institutional Class  |  27

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

[LOGO]SCUDDER
INVESTMENTS



[LOGO]A Member of
Deutsche Asset Management
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                        Micro Cap Fund--     CUSIP#
                        Institutional Class: 617.35K.786
                        Morgan Grenfell Investment Trust
                                             811-8006

[GRAPHIC]


  Printed on recycled paper.  (08/19/02) SMCF-1-IN

                                    [GRAPHIC]



                 Investment Class
Prospectus

                     January 28, 2002, as revised August 19, 2002

                Scudder Micro Cap Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Micro Cap Fund --  Investment Class


                      Overview of the
                      Micro Cap Fund

                       3  Goal

                       3  Core Strategy

                       3  Investment Policies and
                          Strategies

                       4  Principal Risks of Investing in
                          the Fund

                       4  Who Should Consider Investing
                          in the Fund

                       5  Total Returns, After Fees
                          and Expenses

                       6  Fees and Expenses of the Fund

                       A Detailed Look at the
                       Micro Cap Fund

                        7  Objective

                        7  Strategy

                        7  Principal Investments

                        7  Investment Process

                        8  Other Investments

                        9  Risks

                       11  Management of the Fund

                       How To Invest in the Fund

                       15  Buying and Selling Investment
                           Class Shares

                       16  Policies You Should Know
                           About

                       20  Performance Information

                       20  Other Rights We Reserve

                       21  Understanding Distributions
                           and Taxes

                       24  Financial Highlights

Overview of the Micro Cap Fund -- Investment Class

Goal: The Fund seeks capital appreciation.

Core Strategy: The Fund invests primarily in the stocks and other equity securities of US micro capitalization growth-oriented companies.

Investment Policies and Strategies: The Fund seeks to achieve its investment objective by investing in the stocks and other equity securities of US micro capitalization growth-oriented companies. In managing the Fund, we use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The portfolio management team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

                               Scudder Micro Cap Fund -- Investment Class  |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . micro capitalization company stock returns could trail stock market returns generally because of risks specific to small company investing: greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress;

         . stocks held by the Fund could perform poorly;

         . the overall stock market could decline or could underperform other investments;

         . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests; or

         . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money-market funds.

         You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

         The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in fixed income securities alone, or invests in large- or medium-sized company stocks. Diversifying your investments may lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4  |  Scudder Micro Cap Fund -- Investment Class

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment Class shares on August 21, 1997 (its inception date). The table compares the average annual return of the Fund's Investment Class shares with that of the Russell 2000 Index over the last one year and since inception. The Russell 2000 Index is a passive measure of US equity market returns. It does not factor in the costs of buying, selling and holding stocks--costs which are reflected in the Fund's results.

--------------------------------------------------------------------------------


The Russell 2000 Index is an unmanaged domestic equity securities index representing the performance of the 2,000 smallest companies of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 3000 represents approximately 98% of the investable US equity market. The Russell 2000 Index is a widely accepted benchmark of US small capitalization company performance. It is a model, not an actual portfolio.

Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]

1998    1999   2000    2001
-----  ------  -----  ------
1.11%  76.99%  2.92%  15.15%

Since inception, the Fund's highest return in any calendar quarter was 29.56% (fourth quarter 1999) and its lowest quarterly return was -24.16% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

  Performance for Periods Ended December 31, 2001
  Average Annual Returns
                                                           Since Inception
                                                  1 Year (August 21, 1997)/1/
  ---------------------------------------------------------------------------
         Micro Cap Fund--Investment Class         15.15%       18.87%
  ---------------------------------------------------------------------------
         Russell 2000 Index                        2.49%        4.66%
  ---------------------------------------------------------------------------

/1/ The Russell 2000 Index average is calculated from August 30, 1997.

                               Scudder Micro Cap Fund -- Investment Class  |  5

Fees and Expenses of the Fund

The Annual Fees and Expenses table below describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the Fund.

Expense Example. The example illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

   Annual Fees and Expenses
                                                                 Percent of
                                                                Average Daily
                                                                 Net Assets
   Management Fees                                                  1.50%
   --------------------------------------------------------------------------
   Distribution (12b-1) Fees                                         None
   --------------------------------------------------------------------------
   Other Expenses (including a 0.25% shareholder servicing fee)     0.73%
   --------------------------------------------------------------------------
   Total Fund Operating Expenses                                    2.33%
   --------------------------------------------------------------------------
   Less: Fee Waivers or Expense Reimbursement                      -0.49%/1/
   --------------------------------------------------------------------------
   Net Expenses                                                     1.74%
   --------------------------------------------------------------------------

Expense Example/2 /

                        1 Year 3 Years 5 Years 10 Years
                         $177   $650   $1,150   $2,526
                        -------------------------------

/1/ The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of September 30, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 1.74%.

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

6  |  Scudder Micro Cap Fund -- Investment Class

A Detailed Look at the Micro Cap Fund -- Investment Class

Objective

         The Fund seeks capital appreciation. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         The Fund invests primarily in equity securities of US micro capitalization growth-oriented companies. We focus on individual security selection rather than industry selection. The team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Principal Investments

         Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of US micro capitalization companies. The investment adviser defines the micro capitalization equity universe as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million.

         The Fund may invest up to 20% of its total assets in the securities of foreign companies that would be considered in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million capitalization minimum).

Investment Process

         Company research lies at the heart of our investment process. We use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

                               Scudder Micro Cap Fund -- Investment Class  |  7

         . The team focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

         . The team emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

         . The team generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

         . The team screens the bottom 5% of the total domestic equity market capitalization (subject to a $10 million capitalization minimum) for micro cap companies with growth and profitability.

         In implementing this strategy, the Fund may experience a high portfolio turnover rate.

Other Investments

         The Fund may also invest up to 20% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. The Fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that are considered of high quality.

         We may also use various instruments commonly known as 'derivatives,' and, to the extent that the fund invests in foreign secu-

--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. The Fund has had a high portfolio turnover rate in the past. In implementing its investment strategy, the Fund may experience a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.


A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

8 | Scudder Micro Cap Fund -- Investment Class rities, it may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We may invest up to 100% of the Fund's assets in money market investments, or other short-term bonds that offer comparable safety. To the extent we adopt such a position and over the course of its duration, the Fund may not meet its goal of capital growth.

Risks

         Set forth below are some of the prominent risks associated with investing in micro capitalization companies, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

         Primary risks

         Micro Capitalization Company Risk. The Fund's investments in micro capitalization companies will be more susceptible to share price fluctuations since micro capitalization company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in micro company investing, can also pose added risk. Industry wide reversals may have a greater impact on micro capitalization companies, since they lack a large company's financial resources. Micro capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses. Finally, micro capitalization company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a micro capitalization company's shares may be more difficult to sell.

--------------------------------------------------------------------------------

Forward Currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time.
Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

                               Scudder Micro Cap Fund -- Investment Class  |  9

         Market Risk. Although individual stocks can outperform their local markets, deteriorating stock market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Foreign Investment Risk. To the extent that the Fund holds the stocks of companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the 'numbers' themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

         Secondary risks

         Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we value the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares. This risk may be heightened for micro capitalization companies.

         Derivative Risk. Risks associated with derivatives include:

         . that the derivative is not well correlated with the security for which it is acting as a substitute;

         . that the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         . that the Fund cannot sell the derivative because of an illiquid secondary market.

10  |  Scudder Micro Cap Fund -- Investment Class

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

         Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ('DeAM, Inc.') with headquarters at 280 Park Avenue, New York, New York 10017 acts as investment adviser for the Fund. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. For its services as investment advisor, DeAM, Inc. receives a fee of 1.50% of the Fund's average daily net assets. The investment advisor reimbursed a portion of its fee during the period.

         DeAM, Inc. provides a full range of international investment advisory services to institutional clients, and as of September 30, 2001, managed approximately $73.9 billion in assets.

         DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         Organizational Structure. The Fund is a series of an open-end investment company organized as a Delaware business trust.

         Other Services. DeAM, Inc. provides administrative services for the Fund. In addition, DeAM, Inc.--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;


                              Scudder Micro Cap Fund -- Investment Class  |  11

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the brokers or financial advisors servicing agreement, such as cash management or special trust or retirement-investment reporting.

         Investment Company Capital Corporation serves as the Fund's transfer agent ('Transfer Agent'). Investment Company Capital Corporation is an indirect wholly owned subsidiary of Deutsche Bank AG.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

         Audrey M. T. Jones, CFA,

         . Managing Director of Deutsche Asset Management and Lead Manager of the Fund.

         . Joined the investment advisor in 1986 and the Fund at its inception.

         . Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.

         . 30 years of investment industry experience.

         . BBA from Pace University Lubin School of Business.

         Doris R. Klug, CFA,

         . Director of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined Deutsche Asset Management in 2000.

         . Portfolio manager with primary focus on the consumer and capital goods sectors.

         . Vice President of Mutual of America from 1993 to 2000.


12  |  Scudder Micro Cap Fund -- Investment Class

         . 21 years of financial industry experience.

         . MBA from New York University Stern School of Business.

         Bob Grandhi, CFA,

         . Director of Deutsche Asset Management and Co-Manager of the Fund.

         . Joined Deutsche Asset Management in 2001.

         . Portfolio manager with primary focus on the technology and healthcare sectors.

         . Portfolio manager at Monument Funds Group and Daiwa Securities from
           2000 to 2001 and 1990 to 2000, respectively.

         . 25 years of financial industry experience.

         . MS and MBA from Illinois Institute of Technology.

                              Scudder Micro Cap Fund -- Investment Class  |  13

How to Invest in the Fund

The following pages tell you how to invest in the Fund and what to expect as a shareholder.

If you're investing through a service agent, your service agent may have its own policies or instructions, and you should follow those.

14  |  Scudder Micro Cap Fund -- Investment Class

Buying and Selling Investment Class Shares

         You may only buy Investment Class shares if you have a shareholder account set up with a service agent. Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

         Contact your service agent for details on how to enter and pay for your order. The Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services.

         Investment minimums

            Initial investment                                $1,000
            --------------------------------------------------------
            Subsequent investment                                $50
            --------------------------------------------------------
            IRA account
            Initial investment                                  $500
            --------------------------------------------------------
            Subsequent investment                                $50
            --------------------------------------------------------
            Automatic investment plan (minimum/maximum) $50/$250,000
            --------------------------------------------------------
            Minimum account balance                           $1,000
            --------------------------------------------------------

         The Fund and its service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

                              Scudder Micro Cap Fund -- Investment Class  |  15

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In either case, keep in mind that the information in this prospectus applies only to the Fund's Investment Class. The Fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility

16 | Scudder Micro Cap Fund -- Investment Class of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.


                              Scudder Micro Cap Fund -- Investment Class  |  17

         We do not issue share certificates.

         Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if the Fund determined that your purchase would be detrimental to the interests of its shareholders.

         We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

18  |  Scudder Micro Cap Fund -- Investment Class

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.

         Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Fund calculates share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early, the Fund will calculate its net asset value at the time of closing.

                              Scudder Micro Cap Fund -- Investment Class  |  19

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. The price changes may ultimately affect the price of Fund shares the next time the Fund calculates its net asset value.

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000 for any reason other than a change in market value

20  |  Scudder Micro Cap Fund -- Investment Class

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income at least annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

                              Scudder Micro Cap Fund -- Investment Class  |  21

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions, if any, paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income Dividends                       Ordinary Income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary Income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder Fund) is generally a taxable transaction for you:

  Transaction                                 Tax status
  Your sale of shares owned for more than one Generally, long-term capital
  year                                        gains or losses
  ---------------------------------------------------------------------------
  Your sale of shares owned for one year or   Generally, short-term capital
  less                                        gains or losses; losses subject
                                              to special rule
  ---------------------------------------------------------------------------

22  |  Scudder Micro Cap Fund -- Investment Class

         Your Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

                              Scudder Micro Cap Fund -- Investment Class  |  23

Financial Highlights
The table below provides a picture of the Fund's financial performance of the Investment Class shares of the Fund for the fiscal periods presented. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                                                        For the
                                                                                        Period
                                                          For the Eleven              August 21,
                                             For the          Months        For the     1997/2/
                                           Years Ended        Ended       Year Ended    through
                                          September 30,   September 30,   October 31, October 31,
                                          2001     2000        1999          1998        1997

Per share operating performance:
---------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                  $24.36   $16.12        $9.88        $12.62      $12.12
---------------------------------------------------------------------------------------------------
Income from investment
operations
---------------------------------------------------------------------------------------------------
Expenses in excess of income             (0.15)   (0.14)       (0.14)        (0.06)      (0.02)
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
from investment transactions             (5.33)    9.79         6.38         (2.19)       0.52
---------------------------------------------------------------------------------------------------
Total from investment operations         (5.48)    9.65         6.24         (2.25)       0.50
---------------------------------------------------------------------------------------------------
Distributions to shareholders
---------------------------------------------------------------------------------------------------
Net realized capital gains from
investment transactions                  (1.83)   (1.41)          --         (0.49)         --
---------------------------------------------------------------------------------------------------
Total distributions                      (1.83)   (1.41)          --         (0.49)         --
---------------------------------------------------------------------------------------------------
Net asset value, end of period          $17.05   $24.36       $16.12         $9.88      $12.62
---------------------------------------------------------------------------------------------------
Total investment return                 (22.71)%  63.87%       63.16%/3/    (18.33)%      3.87%/3/
---------------------------------------------------------------------------------------------------

Supplemental data and ratios:
---------------------------------------------------------------------------------------------------
Net assets, end of period (000s
omitted)                                 $6,616   $4,552      $1,383        $1,036         $10
---------------------------------------------------------------------------------------------------
Ratios to average net assets:
---------------------------------------------------------------------------------------------------
Expenses in excess of income             (1.03)%  (1.05)%      (1.29)%/1/    (0.98)%     (1.15)%/1/
---------------------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements                            1.74%    1.74%        1.74%/1/      1.74%       1.74%/1/
---------------------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements                            2.23%    2.55%        3.25%/1/      2.68%       3.52%/1/
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                     79%     137%         115%           85%        272%
---------------------------------------------------------------------------------------------------

/1/ Annualized.

/2/ Inception of Investment Class shares of the Fund was August 21, 1997.

/3/ Total return is not annualized.

24  |  Scudder Micro Cap Fund -- Investment Class

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                         Micro Cap Fund--    CUSIP#
                         Investment Class:   617.35K.778
                         Morgan Grenfell Investment Trust
                                             811-8006

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SMCF-1-IV

                                    [LOGO]SCUDDER INVESTMENTS



                 Investment Class
Prospectus

                     February 28, 2002, as revised August 19, 2002

                Scudder International Select Equity Fund
                Scudder European Equity Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Contents


                         3  International Select Equity
                            Fund -- Investment Class

                        18  European Equity Fund --
                            Investment Class

                       Information Concerning
                       Both Funds

                       34  Management of the Funds

                       37  Buying and Selling Investment
                           Class Shares

                       39  Policies You Should Know
                           About

                       43  Performance Information

                       43  Other Rights We Reserve

                       44  Understanding Distributions
                           and Taxes

Overview of the International Select Equity Fund -- Investment Class

Goal: The Fund invests for capital appreciation.

Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE(R) Index.

Investment Policies and Strategies: The Fund seeks to achieve its investment objective by investing in a focused list of approximately 30 to 40 stocks offering, in our opinion, the greatest upside potential on a 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

             Scudder International Select Equity Fund -- Investment Class  |  3

The Fund follows a strict buy and sell strategy. We begin with a broad universe of equity securities that show long-term prospects for growth. We set for each security a target price objective. The price objective represents our opinion of the intrinsic value of the security. We rank each security based on these target price objectives and purchase the top 30 to 40 securities in the ranking. Stocks are sold when they meet their target price objectives or when we revise price objectives downward.

4  |  Scudder International Select Equity Fund -- Investment Class

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Stocks that the investment advisor has selected could perform poorly.

         . The stock market could perform poorly in one or more of the countries in which the Fund has invested.

         Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

         . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

         . Foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

         . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

         . Foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying or selling securities in these markets.

Who Should Consider Investing in the Fund

         You should consider investing in the International Select Equity Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in more diversified equity funds or in bond or money market funds.

         You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

             Scudder International Select Equity Fund -- Investment Class  |  5

         The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

         An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

6  |  Scudder International Select Equity Fund -- Investment Class

Total Returns, After Fees and Expenses

The bar chart on this page and table on the following page can help you evaluate the potential risk of investing in the Fund by comparing the Fund's Investment Class performance with a broad based measure of market performance. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment Class shares to the public on October 29, 1999. The table compares the average annual return of the Fund's Investment Class shares with that of the Morgan Stanley Capital International (MSCI) EAFE(R) Index since inception. The MSCI EAFE(R) Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Investment Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

The MSCI EAFE(R) Index of major markets in Europe, Australasia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]

 2000     2001
-------  -------
-14.81%  -16.86%

For the period covered in the bar chart, the Fund's highest return in any calendar quarter was 13.46% (first quarter 2001) and its lowest quarterly return was -14.51% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.

             Scudder International Select Equity Fund -- Investment Class  |  7

Performance for Periods Ended December 31, 2001
Average Annual Returns
                                                              Since Inception
                                                    1 Year  (October 29, 1999)/1/
---------------------------------------------------------------------------------
Investment Class
Return Before Taxes                                 -16.86%        -2.49%
---------------------------------------------------------------------------------
Investment Class
Return After Taxes on Distributions                 -16.86%        -4.35%
---------------------------------------------------------------------------------
Investment Class
Return After Taxes on Distributions and Sale of
Fund Shares                                         -10.27%        -2.70%
---------------------------------------------------------------------------------
MSCI EAFE(R) Index
(reflects no deduction for fees, expenses or taxes) -21.44%       -11.88%
---------------------------------------------------------------------------------

/1/ MSCI EAFE(R) Index performance is calculated from March 1, 1999.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

8  |  Scudder International Select Equity Fund -- Investment Class

Fees and Expenses of the Fund


The Annual Fees and Expenses table below describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the International Select Equity Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

          Shareholder Fees
          (fees paid directly from your investment)
          Maximum Sales Charge Imposed on Purchases            None
          ------------------------------------------------------------
          Maximum Sales Charge on Reinvested Dividends         None
          ------------------------------------------------------------
          Maximum Short-Term Redemption Fee
          (as a percentage of amount redeemed, as applicable) 2.00%/2/
          ------------------------------------------------------------

   Annual Fees and Expenses
                                                                Percentage of
                                                                Average Daily
                                                                 Net Assets
   Management Fees                                                  0.70%
   --------------------------------------------------------------------------
   Distribution and Service (12b-1) Fees                             None
   --------------------------------------------------------------------------
   Other Expenses (including a 0.25% shareholder servicing fee)     0.71%
   --------------------------------------------------------------------------
   Total Annual Fund Operating Expenses                             1.41%/1/
   --------------------------------------------------------------------------

Expense Example/3 /

                        1 Year 3 Years 5 Years 10 Years
                         $144   $446    $771    $1,691
                        -------------------------------

/1/ The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 1.50%. This waiver excludes interest charges on fund borrowings.

/2/ The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the Funds.

/3/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

             Scudder International Select Equity Fund -- Investment Class  |  9

A Detailed Look at the International Select Equity Fund -- Investment Class

Objective

         The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         We seek to identify a focused list of approximately 30 to 40 companies that offer, in our opinion, the greatest upside potential on a rolling 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Principal Investments

         Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. The Fund primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the Fund's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the Fund may invest up to

--------------------------------------------------------------------------------

Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.

10  |  Scudder International Select Equity Fund -- Investment Class

         50% of its total assets in non-Index securities of companies located in the countries that make up the Index. The MSCI EAFE(R) Index has a median market capitalization of over $2,810 billion.

         Under normal market conditions, the Fund invests in securities of issuers with a minimum market capitalization of $500 million.

Investment Process

         The Fund's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

         Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. We focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

         Based on this fundamental research, we set for each security a target price objective (our opinion of the intrinsic value of the security) and rank the securities based on these target price objectives. We apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the Fund. Stocks are sold when they meet their target price objectives or when we revise price objectives downward. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

--------------------------------------------------------------------------------

Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

            Scudder International Select Equity Fund -- Investment Class  |  11

Other Investments

         The Fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equity securities.

         We may invest in various instruments commonly known as 'derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions.

         We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in US or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

--------------------------------------------------------------------------------

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

12  |  Scudder International Select Equity Fund -- Investment Class

Risks

         Set forth below are some of the prominent risks associated with international investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

         . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

         . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

         . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

            Scudder International Select Equity Fund -- Investment Class  |  13

         . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

         . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

         Secondary risks

         Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that we believe most accurately reflects their fair value under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

         Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

14  |  Scudder International Select Equity Fund -- Investment Class

         Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

         . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

         . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

         . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

         . the use of futures and options for non-hedging purposes involves greater risks than stock investments.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

         Alexander Tedder,

         . Managing Director, Deutsche Asset Management, and Lead Manager of the Fund.

         . Head of EAFE Equity Portfolio selection team.

         . Joined the investment advisor in 1994.

         . Prior to that, was a European analyst (1990-1994) and representative for Schroders.

         . 12 years of investment experience.

         . Fluent in German, French, Italian and Spanish.

         . Masters in Economics and Business Administration from Freiburg
           University.

         Marc Slendebroek,

         . Director, Deutsche Asset Management, and Co-Manager of the Fund.

         . Portfolio manager for EAFE Equities: London.

         . Joined Deutsche Investment Management Americas Inc. (formerly,
           Zurich Scudder Investments, Inc.) in 1994 after five years of experience as equity analyst at Kleinwort Benson Securities and at Enskilda Securities.

            Scudder International Select Equity Fund -- Investment Class  |  15

         . Fluent in English, Dutch, German, Swedish and Norwegian.

         . MA from University of Leiden, Netherlands.

         James Pulsford,

         . Managing Director, Deutsche Asset Management, and Advisor to the
           Fund.

         . Joined the investment advisor in 1984.

         . 17 years of investment industry experience including 12 years in Tokyo office specializing in small company investment.

         . BA from Oxford University.

         Clare Gray,

         . Director, Deutsche Asset Management and Co-Manager of the Fund.

         . Joined Deutsche Asset Management, Inc., an affiliate of the investment advisor, in 1993.

         . Ten years of investment industry experience.

         . Chartered Financial Analyst.

         . BS, Cornell University.

         Stuart Kirk,

         . Associate Director, Deutsche Asset Management, and Co-Manager of the
           Fund.

         . Joined the investment advisor in 1995.

         . Seven years of investment industry experience.

         . Asia-Pacific analyst.

         . MA from Cambridge University.

16  |  Scudder International Select Equity Fund -- Investment Class

Financial Highlights


The table below helps you understand the financial performance of the Investment Class shares of the Fund for the past fiscal year. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.


                                                             For the Years Ended October 31,
                                                               2001            2000

  Per share operating performance:
  ------------------------------------------------------------------------------------------
  Net asset value, beginning of year                         $21.31           $18.09
  ------------------------------------------------------------------------------------------
  Income from investment operations
  ------------------------------------------------------------------------------------------
  Net investment income                                          --/1/          0.01
  ------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currencies                                          (5.08)            3.49
  ------------------------------------------------------------------------------------------
  Total from investment operations                            (5.08)            3.50
  ------------------------------------------------------------------------------------------
  Distributions to shareholders
  ------------------------------------------------------------------------------------------
  Net realized gain from investment transactions              (1.99)           (0.28)
  ------------------------------------------------------------------------------------------
  Total distributions                                         (1.99)           (0.28)
  ------------------------------------------------------------------------------------------
  Net asset value, end of year                               $14.24           $21.31
  ------------------------------------------------------------------------------------------
  Total investment return                                    (25.88)%          19.41%
  ------------------------------------------------------------------------------------------

  Supplemental data and ratios:
  ------------------------------------------------------------------------------------------
  Net assets, end of year (000s omitted)                     $9,661           $9,430
  ------------------------------------------------------------------------------------------
  Ratios to average net assets:
  ------------------------------------------------------------------------------------------
  Net investment income                                        0.12%            0.04%
  ------------------------------------------------------------------------------------------
  Expenses after waivers and/or reimbursements (includes
  interest expense paid by the Fund)                           1.41%            1.28%
  ------------------------------------------------------------------------------------------
  Expenses after waivers and/or reimbursements (excludes
  interest expense paid by the Fund)                           1.40%            1.28%
  ------------------------------------------------------------------------------------------
  Expenses before waivers and/or reimbursements (includes
  interest expense paid by the Fund)                           1.41%            1.28%
  ------------------------------------------------------------------------------------------
  Portfolio turnover rate                                       220%             233%
  ------------------------------------------------------------------------------------------

/1/ Amount rounds to less than $0.01 per share.

            Scudder International Select Equity Fund -- Investment Class  |  17

Overview of the European Equity Fund -- Investment Class

Goal: The Fund invests for capital appreciation.

Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in European countries.

Investment Policies and Strategies: The Fund seeks to achieve its investment objective by investing primarily in companies located in European countries. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of 'value' and 'growth' investment approaches. We look for investments that may not be appropriately priced by the market. In selecting investments, we attempt to identify investment trends or major social developments that are likely to have a positive

18 | Scudder European Equity Fund -- Investment Class impact on a company's technologies, products and services.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.

                        Scudder European Equity Fund -- Investment Class  |  19

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Stocks that the investment advisor has selected could perform poorly.

         . The stock market could perform poorly in one or more of the countries in which the Fund has invested.

         Beyond the risks common to all stock investing, an investment in the Fund could also lose money, or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

         . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

         . Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

         . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors.

         . Foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying and selling securities in those markets.

         These risks are higher for securities of issuers located in the emerging markets in which the Fund invests. Additionally, focusing on a single country or region involves increased currency, political, regulatory and other risks.

Who Should Consider Investing in the Fund

         You should consider investing in the European Equity Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

20  |  Scudder European Equity Fund -- Investment Class

         You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

         The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

         An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                        Scudder European Equity Fund -- Investment Class  |  21

Total Returns, After Fees and Expenses

The bar chart on this page and table on the following page can help you evaluate the potential risk of investing in the Fund by comparing the Fund's Investment Class performance with a broad based measure of market performance. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began to sell its Investment Class shares to the public on December 23, 1999.

The table compares the average annual return of the Fund's Investment Class shares with that of the Morgan Stanley Capital International (MSCI) Europe Index since inception. The MSCI Europe Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Investment Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------

The MSCI Europe Index of major markets in Europe is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]

 2000     2001
------   -------
88.32%   -27.70%

For the period shown in the bar chart, the highest return for Investment Class shares in any calendar quarter was 95.45% (first quarter 2000) and the lowest quarterly return for Investment Class shares was -3.93% (second quarter 2000). Past performance offers no indication of how the Fund will perform in the future.

22  |  Scudder European Equity Fund -- Investment Class

Performance for Periods Ended December 31, 2001
Average Annual Returns
                                                               Since Inception
                                                    1 Year  (December 23, 1999)/2/
----------------------------------------------------------------------------------
Investment Class
Return Before Taxes                                 -27.70%         17.36%/1/
----------------------------------------------------------------------------------
Investment Class
Return After Taxes on Distributions                 -27.70%         17.07%
----------------------------------------------------------------------------------
Investment Class
Return After Taxes on Distributions and Sale
of Fund Shares                                      -16.87%         14.03%
----------------------------------------------------------------------------------
MSCI Europe Index
(reflects no deduction for fees, expenses or taxes) -19.90%        -14.34%
----------------------------------------------------------------------------------

/1/ Past performance is not indicative of future results. The Fund's performance in 2000 was significantly impacted by gains from initial public offerings (IPOs) during a period when the Fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance. The Fund's performance also benefited from one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.

/2/ MSCI Europe Index performance is calculated from December 31, 1999.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

                        Scudder European Equity Fund -- Investment Class  |  23

Fees and Expenses of the Fund

(expenses paid from Fund assets)

The Annual Fees and Expenses tables below describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the European Equity Fund.

Expense Example. The example on this page illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual investment return and costs may be higher or lower.

   Annual Fees and Expenses
                                                                Percentage of
                                                                Average Daily
                                                                 Net Assets
   Management Fees                                                  0.70%
   --------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees                          None
   --------------------------------------------------------------------------
   Other Expenses (including a 0.25% shareholder servicing fee)     1.18%
   --------------------------------------------------------------------------
   Total Annual Fund Operating Expenses                             1.88%
   --------------------------------------------------------------------------
   Less: Fee Waivers and/or Expense
   Reimbursements                                                  -0.35%/1/
   --------------------------------------------------------------------------
   Net Expenses                                                     1.53%
   --------------------------------------------------------------------------

          Shareholder Fees
          (fees paid directly from your investment)
          Maximum Sales Charge Imposed on Purchases               None
          ------------------------------------------------------------
          Maximum Sales Charge on Reinvested Dividends            None
          ------------------------------------------------------------
          Maximum Short-Term Redemption Fee
          (as a percentage of amount redeemed, as applicable) 2.00%/2/
          ------------------------------------------------------------

Expense Example/3 /

                        1 Year 3 Years 5 Years 10 Years
                         $156   $557    $984    $2,173
                        -------------------------------

/1/ The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 1.50%. This waiver excludes 0.03% of interest charges on fund borrowings.

/2/ The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the Funds.

/3/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.


24  |  Scudder European Equity Fund -- Investment Class

A Detailed Look at the Scudder European Equity Fund --Investment Class

Objective

         The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         The Fund invests for the long term. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of 'value' and 'growth' investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. We seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.

Principal Investments

         Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics based in the developed

--------------------------------------------------------------------------------

Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.


                        Scudder European Equity Fund -- Investment Class | 25 countries of Europe including the countries that make up the MSCI Europe Index. The Fund may also invest in companies that during the last fiscal year derived at least half of their revenues from goods or services produced, sold or performed in Europe.

         The Fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe and the Mediterranean region. Although the Fund intends to diversify its investments across different countries, the Fund may invest a significant portion of its assets in a single country.

         The Fund may invest in companies of any market capitalization.

Investment Process

         Company research lies at the heart of our investment process. Our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process. We utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company.

         Our analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis

--------------------------------------------------------------------------------


The MSCI Europe Index tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Bulgaria, Croatia, Estonia and Lithuania are examples of emerging markets from Eastern and Central Europe in which the Fund may invest. Greece, Egypt, Morocco and Tunisia are examples of emerging markets in the Mediterranean region in which the Fund may invest.


Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.

26 | Scudder European Equity Fund -- Investment Class is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.

         In choosing stocks and other equity securities, we consider a number of factors, including:

         . stock price relative to the company's rate of earnings growth;

         . valuation relative to other European companies and market averages;

         . valuation relative to global peers;

         . merger and acquisition trends.

         In implementing this strategy, the Fund may experience a high portfolio turnover rate. The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.

Other Investments

         We may invest in various instruments commonly known as 'derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or

--------------------------------------------------------------------------------

Portfolio Turnover. The Portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

                        Scudder European Equity Fund -- Investment Class | 27 to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in US or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of capital appreciation.

Risks

         Set forth below are some of the prominent risks associated with international investing and emerging markets investing, along with those of investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

         . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, and extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

         . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States

28  |  Scudder European Equity Fund -- Investment Class
           and may present an incomplete or misleading picture of a foreign company compared to US standards.

         . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

         . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

         . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

         Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

         Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social change and business practices that depart from developed countries' norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.


                        Scudder European Equity Fund -- Investment Class  |  29

         Secondary risks

         Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

         Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

         . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

         . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

         . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

         . the use of futures and options for non-hedging purposes involves greater risks than stock investments.

         Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

30  |  Scudder European Equity Fund -- Investment Class

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

         Alexander (Sandy) Black

         . Managing Director, Deutsche Asset Management and Co-Manager of the
           Fund.

         . Head of European Equity portfolio selection team, portfolio manager
           Europe ex-UK and Euroland Equity, and head of European Equity local research team: London.

         . Joined Deutsche Asset Management (International) Ltd. in 1994 after eight years of experience as portfolio manager/analyst at NM Rothschild and Invesco.

         . Fluent in French, German and Italian.

         . MA from Cambridge University.

         Joerg Breedveld

         . Managing Director, Deutsche Asset Management and Co-Manager of the
           Fund.

         . Head of global portfolio selection team for Europe ex-UK and Euroland Equities, member of European portfolio selection team, European Mid-Cap Equity analyst and portfolio manager for German and Europe Equities: Frankfurt.

         . Joined Deutsche Asset Management International GmbH in 1991 as a portfolio manager, previously serving as investment advisor and financial analyst for German equities within Deutsche Bank Research.

         Katrina Mitchell

         . Director, Deutsche Asset Management and Co-Manager of the Fund.

         . Portfolio manager for European Equity and European ex-UK and Euroland Equity and member of the European Equity local research team: London.

         . Joined Deutsche Asset Management Ltd. in 1993 as a Graduate Trainee.

         . BA from Exeter University.

                        Scudder European Equity Fund -- Investment Class  |  31

         Michael Schmidt

         . Director, Deutsche Asset Management and Co-Manager of the Fund.

         . Head of global equity research team for Telecom Services sector and portfolio manager for European Equity and European ex-UK and Euroland Equity: Frankfurt.

         . Joined Deutsche Asset Management International GmbH in 1994 after two years of experience as a trainee for Deutsche Bank, Inglostadt.

         . Chartered Financial Analyst.

         . Hochschule fuer Bankwirtschaft (private banking college), Germany.

         John Wood

         . Managing Director, Deutsche Asset Management and Co-Manager of the
           Fund.

         . Head of UK Portfolio Management; Chairman of the UK Portfolio
           Selection Team and a member of the European Portfolio Selection
           Team: London.

         . Joined Deutsche Asset Management (International) Ltd. in 1998.

         . Previously worked at SG Warburg Group; management consultant with McKinsey; UK Equity Fund Manager with Mercury Asset Management; Head of Equities with Foreign & Colonial Management.

         . MA from Oxford University; MBA from Harvard University.

         Julian Barrell

         . Managing Director, Deutsche Asset Management and Co-Manager of the
           Fund.

         . European Portfolio Manager and member of the European Portfolio
           Selection Team.

         . Joined Deutsche Asset Management International Ltd. in 1997 as a member of the European Equity Team.

         . Previously with Foreign and Colonial European Team for five years.

         . BSc in Economics from Southhampton University.

32  |  Scudder European Equity Fund -- Investment Class

Financial Highlights

The table below helps you understand the financial performance of the Investment Class shares of the Fund for the past fiscal periods. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                                For the Period
                                                              December 23, 1999/1/
                                           For the Year Ended       through
                                            October 31, 2001   October 31, 2000

Per share operating performance:
----------------------------------------------------------------------------------
Net asset value, beginning of period             $27.11             $14.63
----------------------------------------------------------------------------------
Income from investment operations
----------------------------------------------------------------------------------
Net investment income                              0.03               0.04
----------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments and foreign currencies                (7.55)             11.48
----------------------------------------------------------------------------------
Total from investment operations                  (7.52)             11.52
----------------------------------------------------------------------------------
Distributions to shareholders
----------------------------------------------------------------------------------
Net investment income                             (0.41)                --
----------------------------------------------------------------------------------
Total distributions                               (0.41)                --
----------------------------------------------------------------------------------
Other capital changes/2/                             --               0.96
----------------------------------------------------------------------------------
Net asset value, end of period                   $19.18             $27.11
----------------------------------------------------------------------------------
Total investment return                          (28.17)%            85.30%
----------------------------------------------------------------------------------

Supplemental data and ratios:
----------------------------------------------------------------------------------
Net assets, end of period (000s omitted)         $13,411            $29,739
----------------------------------------------------------------------------------
Ratios to average net assets:
----------------------------------------------------------------------------------
Net investment income                              0.24%              0.36%/3/
----------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (includes interest expense
paid by the Fund)                                  1.53%              1.54%/3/
----------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (excludes interest expense
paid by the Fund)                                  1.50%              1.50%/3/
----------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements (includes interest expense
paid by the Fund)                                  1.88%              2.07%/3/
----------------------------------------------------------------------------------
Portfolio turnover rate                             238%               377%
----------------------------------------------------------------------------------

/1/ Commencement of operations.
/2/ Represents one-time gain from accounting for cancellation of certain shareholder trades.
/3/ Annualized.

                        Scudder European Equity Fund -- Investment Class  |  33

Information Concerning Both Funds

Management of the Funds


         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. A Board of Trustees supervises for each Fund all of the Fund's activities on behalf of the Fund's shareholders.

         Investment Advisors and Sub-Advisor. Under the supervision of the Board of Trustees, Deutsche Asset Management Investment Services Limited ('DeAMIS') with headquarters at One Appold Street, London, England, acts as investment advisor for the International Select Equity Fund. Deutsche Asset Management, Inc. ('DeAM, Inc.') with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the European Equity Fund. DeAMIS is the European Equity Fund's sub-advisor. DeAMIS makes each Fund's investment decisions. DeAMIS buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. On July 30, 2002, the shareholders of the European Equity Fund voted to approve DeAMIS as the sub-advisor for the Fund. Each investment advisor received the following fees as a percentage of the average daily net assets for each Fund for its services in the last fiscal year.

                                              Percentage of Average
                                              Daily Fund Net Assets
             International Select Equity Fund         0.70%
             ------------------------------------------------------
             European Equity Fund                     0.70%
             ------------------------------------------------------

         DeAM, Inc. and DeAMIS provide a full range of international investment advisory services to institutional and retail clients. As of

34  |  Information Concerning Both Funds

         December 31, 2001, DeAM, Inc. managed approximately $96 billion in assets. As of December 31, 2001, DeAMIS managed approximately $6 billion in assets.

         DeAMIS and DeAM, Inc. are each indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         Other Services. DeAM, Inc. provides administrative services for the Funds. In addition, DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Investment Company Corporation ("ICCC") serves as the Funds' transfer agent ("Transfer Agent").

                                       Information Concerning Both Funds  |  35

How to Invest in the Funds

The following pages tell you how to invest in the Funds and what to expect as a shareholder.

If you're investing through a service agent, your service agent may have its own policies or instructions, and you should follow those.

36  |  Information Concerning Both Funds

Buying and Selling Investment Class Shares

         You may only buy Investment Class shares if you have a shareholder account set up with a service agent. Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

         Contact your service agent for details on how to enter and pay for your order. Each Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services.

         Investment minimums

            Initial investment                                $1,000
            --------------------------------------------------------
            Subsequent investment                                $50
            --------------------------------------------------------
            IRA account
            Initial investment                                  $500
            --------------------------------------------------------
            Subsequent investment                                $50
            --------------------------------------------------------
            Automatic investment plan (minimum/maximum) $50/$250,000
            --------------------------------------------------------
            Minimum account balance                           $1,000
            --------------------------------------------------------

         The Fund and its service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

         Service plan

         Each Fund has adopted a service plan for its Investment Class shares. Under the plan, each Fund pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. The fees are compensation to service agents for providing personal services and/or account maintenance services to the customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same Fund.

                                       Information Concerning Both Funds  |  37

         Short-term redemption fee

         The Fund may charge up to a 2.00% short-term redemption fee of the value of the shares being redeemed (either by selling or exchanging into another fund) within 60 days (approximately two months) of purchase. This fee will compensate the Funds for expenses directly related to redemption of Fund shares (such as brokerage costs, charges for credit lines and other redemption related costs). This fee will also discourage short-term investment in the Funds which will facilitate more efficient portfolio management. The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the Funds.

         The short-term redemption fee does not apply to:

         . Shares acquired through reinvestment of dividends and other distributions;

         . Shares of the Funds in accounts which are closed by us because they fail to meet the minimum balance requirements; and

         . Shares held by 401(k) plans, similar individual account plans or profit sharing plans.

         The fee may not be applied to shares held through certain omnibus accounts. With regard to these accounts, the Funds reserve the right, in their sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The Funds will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

         The Funds will use the 'first-in, first-out' method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 60 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

38  |  Information Concerning Both Funds

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Funds.

         In either case, keep in mind that the information in this prospectus applies only to each Fund's Investment Class. Each Fund has other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         Policies about transactions

         Each Fund is open for business each day the New York Stock Exchange is open. Each Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of

                                       Information Concerning Both Funds  |  39
         your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Funds or their agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.


40  |  Information Concerning Both Funds

         We do not issue share certificates.

         Your purchase order may not be accepted if the Funds withdraw the offering of Fund shares, the sale of the Funds' shares have been suspended or if the Funds determined that your purchase would be detrimental to the interests of their shareholders.

         We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

                                       Information Concerning Both Funds  |  41

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.

         Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Fund calculates share price

         Each Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         Each Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. Each Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early, the Fund will calculate its net asset value at the time of closing.

42  |  Information Concerning Both Funds

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. The price changes may ultimately affect the price of Fund shares the next time the Fund calculates its net asset value.

Performance Information

         Each Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. Each Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000 for any reason other than a change in market value

                                       Information Concerning Both Funds  |  43

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income at least annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

44  |  Information Concerning Both Funds

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions, if any, paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income Dividends                       Ordinary Income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary Income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         If more than 50% of your Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund which you must then include in your income. If so, your Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder Fund) is generally a taxable transaction for you:

  Transaction                                 Tax status
  Your sale of shares owned for more than one Generally, long-term capital
  year                                        gains or losses
  ---------------------------------------------------------------------------
  Your sale of shares owned for one year or   Generally, short-term capital
  less                                        gains or losses; losses subject
                                              to special rules
  ---------------------------------------------------------------------------

                                       Information Concerning Both Funds  |  45

         Your Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

46  |  Information Concerning Both Funds

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]



[LOGO]
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                    International Select Equity CUSIP#
                    Fund--
                    Investment Class:           617.35K.695
                    European Equity Fund--
                    Investment Class:           617.35K.679
                    Morgan Grenfell Investment Trust
                                                811-8006

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) INTL-1-IV

[LOGO] SCUDDER INVESTMENTS



                 Class A, B and C Shares
Prospectus

                     February 28, 2002, as revised August 19, 2002

                Scudder European Equity Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

European Equity Fund --
Class A, B and C

Overview of the European
Equity Fund

3   Goal

3   Core Strategy

3   Investment Policies and Strategies

4   Principal Risks of Investing in the Fund

5   Who Should Consider Investing in the Fund

6   Total Returns, After Fees and Expenses

8   Fees and Expenses of the Fund

A Detailed Look at the
European Equity Fund

10  Objective

10  Strategy

10  Principal Investments

11  Investment Process

12  Other Investments

13  Risks

16  Management of the Fund

How To Invest in the Fund

21  Choosing a Share Class

26  How to Buy Shares

27  How to Exchange or Sell Shares

28  Policies You Should Know About

35  Performance Information

35  Other Rights We Reserve

36  Understanding Distributions and Taxes

39  Financial Highlights

Overview of the European Equity Fund -- Class A, B and C

Goal: The Fund invests for capital appreciation.

Core Strategy: The Fund invests primarily in the stocks and other securities with equity characteristics of companies located in European countries.

Investment Policies and Strategies: The Fund seeks to achieve its investment objective by investing primarily in companies located in European countries. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of 'value' and 'growth' investment approaches. We look for investments that may not be appropriately priced by the market. In selecting investments, we attempt to identify investment trends or major social developments that are likely to have a positive impact on a company's technologies, products and services.

The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.


                         Scudder European Equity Fund -- Class A, B and C  |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's perfor-mance could trail that of other investments. For example:

         . Stocks that the investment advisor has selected could perform poorly.

         . The stock market could perform poorly in one or more of the countries in which the Fund has invested.

         Beyond the risks common to all stock investing, an investment in the Fund could also lose money, or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

         . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

         . Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

         . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors.

         . Foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying and selling securities in those markets.

         These risks are higher for securities of issuers located in the emerging markets in which the Fund invests. Additionally, focusing on a single country or region involves increased currency, political, regulatory and other risks.

4  |  Scudder European Equity Fund -- Class A, B and C

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

         You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

         This Prospectus describes the Fund's Class A shares, Class B shares and Class C shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Choosing a Share Class.') The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares directly from the Fund through the Fund's transfer agent. The Fund also offers other classes with different fees, expenses and investment minimums.

         The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         Scudder European Equity Fund -- Class A, B and C  |  5

Total Returns, After Fees and Expenses


The bar chart on this page and table on the following page can help you evaluate the potential risks and rewards of investing in the Fund by showing the changes in the Fund's performance year to year. Because the Class A, B and C shares were first offered on February 28, 2001, the following bar chart shows performance of Class A shares, from their inception date, February 28, 2001, to December 31, 2001, along with the historical performance of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on September 3, 1996.

The table compares these returns with the Morgan Stanley Capital International
(MSCI) Europe Index over the past one year, five years and since inception. The index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results. In the table, the performance figures for the Class A, B and C shares for the periods prior to their inception are based on the historical performance of the Fund's Institutional Class shares, adjusted to reflect the sales charges and expenses of Class A, B and C shares.

The table also shows the after-tax returns of the Fund's Class A shares. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The MSCI Europe Index of major markets in Europe is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.


         Year-by-Year Returns (each calendar year since inception)/1,2/

                                    [CHART]

 1997    1998   1999/3/   2000     2001
------  ------  -------  ------  -------
15.23%  22.56%  45.08%   96.22%  -27.84%

The bar chart does not reflect sales charges. If it did, returns would be less than those shown.

For the period shown in the bar chart, the Fund's highest return for Institutional Class shares in any calendar quarter was 105.30% (first quarter
2000) and the lowest quarterly return for Institutional Class shares was -16.84% (third quarter 1998).

6   |  Scudder European Equity Fund -- Class A, B and C

Performance for Periods Ended December 31, 2001/2/
Average Annual Return
                                                                       Since Inception
                                                    1 Year  5 Years (September 3, 1996)/4/
------------------------------------------------------------------------------------------
Class A Shares
------------------------------------------------------------------------------------------
Return Before Taxes                                 -31.80% 22.35%         24.05%
------------------------------------------------------------------------------------------
Return After Taxes on Distributions                 -31.80% 19.93%         21.65%
------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
of Fund Shares                                      -19.37% 17.82%         19.41%
------------------------------------------------------------------------------------------
Class B Shares
------------------------------------------------------------------------------------------
Return Before Taxes                                 -31.78% 22.85%         24.57%
------------------------------------------------------------------------------------------
Class C Shares
------------------------------------------------------------------------------------------
Return Before Taxes                                 -28.63% 26.56%         24.73%
------------------------------------------------------------------------------------------
MSCI Europe Index/4/
(reflects no deduction for fees, expenses or taxes) -19.90%  6.24%          8.09%
------------------------------------------------------------------------------------------

/1/ The performance for the Class A, Class B and Class C shares represents the historical performance since the inception date of the classes to February 28, 2001. The performance for periods prior to that date reflect the historical performance for the Fund's Institutional Class from its inception date, September 3, 1996 through February 28, 2001, which has been adjusted to reflect the applicable expenses of the Class A shares.

/2/ The Fund's performance in 2000 was significantly impacted by gains from initial public offerings (IPOs) during a period when the Fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance. The Fund's performance also benefited from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.

/3/ Effective December 23, 1999, Deutsche Asset Management, Inc. replaced
    Deutsche Asset Management Investment Services Limited as the investment advisor to the Fund.

/4/ The inception date in the table is the inception date of the Institutional
    Class. The MSCI Europe Index performance is calculated from September 30, 1996.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

                         Scudder European Equity Fund -- Class A, B and C  |  7

Fees and Expenses of the Fund


The Annual Fees and Expenses tables below describe the fees and expenses that you may pay if you buy Class A, B and C shares.

Shareholder Fees                         Class A Shares Class B Shares Class C Shares
(fees paid directly from your               Initial        Deferred       Deferred
investment)                               Sales Charge   Sales Charge   Sales Charge
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
offering price)                             5.75%/1/         None           None
-------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase
price or redemption proceeds,
whichever is lower)                         None/1/        4.00%/2/       1.00%/3/
-------------------------------------------------------------------------------------
Maximum Short-Term Redemption Fee
(as a percentage of amount redeemed,
as applicable)                              2.00%/4/         None           None
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses paid from Fund assets)
                                            Percentage of Average Daily Net Assets
                                            Class A        Class B        Class C
Management Fees                                0.70%          0.70%          0.70%
-------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees       0.25%          0.75%          0.75%
-------------------------------------------------------------------------------------
Other Expenses (including a 0.25%
shareholder servicing fee for Class B
and Class C Shares)                            0.93%          1.18%          1.18%
-------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses
(before fee waivers and expense
reimbursements)                                1.88%          2.63%          2.63%
-------------------------------------------------------------------------------------
Less: Fee Waivers or Expense
Reimbursements/5/                             -0.35%         -0.35%         -0.35%
-------------------------------------------------------------------------------------
Net Expenses                                   1.53%          2.28%          2.28%
-------------------------------------------------------------------------------------

/1/ Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled 'Choosing a Share Class-Class A shares.')

/2/ Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After six years, Class B shares automatically convert to Class A shares. (See the section entitled 'Choosing a Share Class-Class B shares.')

/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See the section entitled 'Choosing a Share Class-Class C shares.')

/4/ The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the Fund.

/5/ The investment advisor and administrator have contractually agreed, for the 16 month period from the Fund's fiscal year-end, October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 1.50% for Class A shares and 2.25% for Class B and C shares. This waiver excludes 0.03% of interest charges on fund borrowings.

8  |  Scudder European Equity Fund -- Class A, B and C

Expense Examples. The examples below illustrate the expenses you will incur on a $10,000 investment in Class A, B and C shares of the Fund. The example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvest all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Federal regulations require that the tables reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See the section entitled 'Choosing a Share Class.') Long-term shareholders of the Fund may pay more than the maximum sales charge permitted by the Conduct Rule for the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and the recurring 12b-1 fees.

Expense Examples/1/

                 You would pay the following expenses if you redeemed your shares at the end of each period:
                                        1 Year         3 Years        5 Years        10 Years
                 Class A Shares          $722          $1,100         $1,502          $2,623
                 -----------------------------------------------------------------------------------
                 Class B Shares          $631          $1,084         $1,564          $2,588
                 -----------------------------------------------------------------------------------
                 Class C Shares          $331            $784         $1,364          $2,938
                 -----------------------------------------------------------------------------------

                 You would pay the following expenses if you did not redeem your shares at the end of each period:
                                        1 Year         3 Years         5 Years        10 Years
                 Class A Shares          $722          $1,100          $1,502          $2,623
                 ------------------------------------------------------------------------------------
                 Class B Shares          $231            $784          $1,364          $2,588
                 ------------------------------------------------------------------------------------
                 Class C Shares          $231            $784          $1,364          $2,938
                 ------------------------------------------------------------------------------------

/1/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

                         Scudder European Equity Fund -- Class A, B and C  |  9

A Detailed Look at the European Equity Fund -- Class A, B and C

Objective

         The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         The Fund invests for the long term. We employ a strategy of growth at a reasonable price--combining what we believe to be the best of 'value' and 'growth' investment approaches. This core philosophy involves attempting to identify both undervalued stocks and catalysts that will function to realize the inherent value of these companies. We seek to identify companies that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their peers.


Principal Investments

         Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics based in the developed countries of Europe, including the countries that make up the MSCI Europe Index. The Fund may also invest in companies that during

--------------------------------------------------------------------------------

Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call options and other rights to acquire stock.


The MSCI Europe Index tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

10 | Scudder European Equity Fund -- Class A, B and C the last fiscal year derived at least half of their revenues from goods or services produced, sold or performed in Europe. The Fund may invest a portion of its assets in companies based in the emerging markets of Eastern and Central Europe and the Mediterranean region. Although the Fund intends to diversify its investments across different countries, the Fund may invest a significant portion of its assets in a single country.

         The Fund may invest in companies of any market capitalization.

Investment Process

         Company research lies at the heart of our investment process. Our process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of our investment process. We utilize a team approach to investing and believe strongly in fundamental analysis as a starting point to valuing a company.

         Our analysis of trends and possible breaks with traditional patterns allows for the identification of investments which may be undervalued because changes in legislation, technological developments, industry rationalization or other structural shifts have created potential opportunities which the market has not yet discovered. Emphasis is placed on visiting companies and conducting in-depth research of industries and regions. This involves identifying investment trends or major social developments that are likely to have a significant positive impact on certain technologies, products and services.

--------------------------------------------------------------------------------

An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization. Bulgaria, Croatia, Estonia and Lithuania are examples of emerging markets from Eastern and Central Europe in which the Fund may invest. Greece, Egypt, Morocco and Tunisia are examples of emerging markets in the Mediterranean region in which the Fund may invest.

Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.

                        Scudder European Equity Fund -- Class A, B and C  |  11

         In choosing stocks and other equity securities, we consider a number of factors, including:

         . stock price relative to the company's rate of earnings growth;

         . valuation relative to other European companies and market averages;

         . valuation relative to global peers; and

         . merger and acquisition trends.

         In implementing this strategy, the Fund may experience a high portfolio turnover rate. The Fund's investment team has a sell discipline which maintains upside and downside target prices, which are adjusted to keep pace with changes in company, industry and market circumstances.

Other Investments

         We may invest in various instruments commonly known as 'derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

12  |  Scudder European Equity Fund -- Class A, B and C

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock-market events. We could place up to 100% of the Fund's assets in US or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent that we might adopt such a position, and over the course of its duration, the Fund may not meet its goal of capital appreciation.

Risks

         Set forth below are some of the prominent risks associated with international investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

         . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

         . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

                        Scudder European Equity Fund -- Class A, B and C  |  13

         . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

         . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

         . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.

         Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

         Emerging Markets Risk. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social change and business practices that depart from developed countries' norms have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt have tended to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

14  |  Scudder European Equity Fund -- Class A, B and C

         Secondary risks

         Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

         Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

         . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

         . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

         . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

         . the use of futures and options for non-hedging purposes involve greater risks than stock investments.

         Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

                        Scudder European Equity Fund -- Class A, B and C  |  15

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ('DeAM, Inc.'), Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ('DeAMIS'), Deutsche Bank Trust Company Americas and Scudder
         Trust Company.

         Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

         Investment Advisor and Sub-Advisor. Under the supervision of the Board of Trustees, DeAM, Inc.,/1/ with headquarters at 280 Park Avenue, New York, New York 10017, acts as the Fund's investment advisor. DeAMIS is the Fund's Sub-Advisor. As Sub-Advisor, DeAMIS makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. received a fee of 0.70% of the master portfolio's average daily net assets for its services in the last fiscal year. On July 30, 2002, the shareholders of the Fund voted to approve DeAMIS as the Sub-Advisor for the Fund.

         DeAM, Inc. and DeAMIS provide a full range of international investment advisory services to institutional and retail clients. As of December 31, 2001, DeAM, Inc. managed approximately $96 billion in assets. As of December 31, 2001, DeAMIS managed approximately $6 billion in assets.

         DeAM, Inc. and DeAMIS are indirect wholly-owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         Investment Company Capital Corporation ('ICCC') serves as the Fund's transfer agent ('Transfer Agent'). ICCC is a wholly-owned subsidiary of Deutsche Bank AG.
--------------------------------------------------------------------------------
/1/ DeAMIS was the Fund's investment advisor until December 23, 1999.

16  |  Scudder European Equity Fund -- Class A, B and C

Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

         Alexander (Sandy) Black, Managing Director, Deutsche Asset Management and Co-Manager of the Fund.

         . Head of European Equity portfolio selection team, portfolio manager
           Europe ex-UK and Euroland Equity, and head of European Equity local research team: London.

         . Joined Deutsche Asset Management (International) Ltd. in 1994 after eight years of experience as portfolio manager/analyst at NM Rothschild and Invesco.

         . Fluent in French, German and Italian.

         . MA from Cambridge University.

         Joerg Breedveld, Managing Director, Deutsche Asset Management and Co-Manager of the Fund.

         . Head of global portfolio selection team for Europe ex-UK and Euroland Equities, member of European portfolio selection team, European Mid-Cap Equity analyst and portfolio manager for German and Europe Equities: Frankfurt.

         . Joined Deutsche Asset Management International GmbH in 1991 as a portfolio manager, previously serving as investment advisor and financial analyst for German equities within Deutsche Bank Research.

         Katrina Mitchell, Director, Deutsche Asset Management and Co-Manager of the Fund.

         . Portfolio manager for European Equity and European ex-UK and Euroland Equity and member of the European Equity local research team: London.

         . Joined Deutsche Asset Management Ltd. in 1993 as a Graduate Trainee.

         . BA from Exeter University.

                        Scudder European Equity Fund -- Class A, B and C  |  17

         Michael Schmidt, Director, Deutsche Asset Management and Co-Manager of the Fund.

         . Head of global equity research team for Telecom Services sector and portfolio manager for European Equity and European ex-UK and Euroland Equity: Frankfurt.

         . Joined Deutsche Asset Management International GmbH in 1994 after two years of experience as a trainee for Deutsche Bank, Inglostadt.

         . Chartered Financial Analyst.

         . Hochschule fuer Bankwirtschaft (private banking college), Germany.

         John Wood, Managing Director, Deutsche Asset Management and Co-Manager of the Fund.

         . Head of UK Portfolio Management; Chairman of the UK Portfolio
           Selection Team and a member of the European Portfolio Selection
           Team: London.

         . Joined Deutsche Asset Management (International) Ltd. in 1998.

         . Previously worked at SG Warburg Group; management consultant with McKinsey; UK Equity Fund Manager with Mercury Asset Management; Head of Equities with Foreign & Colonial Management.

         . MA from Oxford University; MBA from Harvard University.

         Julian Barrell, Managing Director, Deutsche Asset Management and Co-Manager of the Fund.

         . European Portfolio Manager and member of the European Portfolio
           Selection Team.

         . Joined Deutsche Asset Management (International) Ltd. in 1997 as a member of the European Equity Team.

         . Previously with Foreign and Colonial European Team for five years.

         . BSc in Economics from Southhampton University.


         Other Services. DeAM, Inc. also provides administrative services for the Fund. In addition, DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your ac-

18 | Scudder European Equity Fund -- Class A, B and C count. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreements, such as cash management or special trust or retirement-investment reporting.

                        Scudder European Equity Fund -- Class A, B and C  |  19

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your securities dealer or service agent or a representative of your workplace retirement plan or other investment provider ('service agent').

20  |  Scudder European Equity Fund -- Class A, B and C

Choosing a Share Class


This prospectus describes three share classes for the Fund. Each class has its own fees and expenses, offering you a choice of cost structures. The Fund offers other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a service agent, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your service agent to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features                          Points to help you compare
-----------------------------------------------------------------------------------------
Class A
..Sales charges of up to 5.75% when you buy    .Some investors may be able to reduce or
 shares                                        eliminate their sales charges; see next
..In most cases, no charges when you sell       page
 shares                                       .Total annual expenses are lower than
..Up to 0.25% annual distribution fee           those for Class B or Class C
-----------------------------------------------------------------------------------------
Class B
..No charges when you buy shares               .The deferred sales charge rate falls to
..Deferred sales charge declining from 4.00%,   zero after six years
 charged when you sell shares you bought      .Shares automatically convert to Class A
 within the last six years                     after six years, which means lower annual
..1.00% annual distribution/service fee         expenses going forward
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------
Class C
..No charges when you buy shares               .The deferred sales charge is lower, but
..Deferred sales charge of 1.00%, charged       your shares never convert to Class A, so
 when you sell shares you bought within the    annual expenses remain higher
 last year
..1.00% annual distribution/service fee
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

                        Scudder European Equity Fund -- Class A, B and C  |  21

         Class A shares

         Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

         Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year.

         Class A shares of Scudder European Equity Fund have a sales charge that varies with the amount you invest:

                                                      Sales charge as a
                           Sales charge as a percent percent of your net
        Your investment        of offering price         investment
        ----------------------------------------------------------------
        Up to $50,000                5.75%                  6.10%
        ----------------------------------------------------------------
        $50,000-$99,999              4.50%                  4.71%
        ----------------------------------------------------------------
        $100,000-$249,999            3.50%                  3.63%
        ----------------------------------------------------------------
        $250,000-$499,999            2.60%                  2.67%
        ----------------------------------------------------------------
        $500,000-$999,999            2.00%                  2.04%
        ----------------------------------------------------------------
        $1 million or more  See below and next page
        ----------------------------------------------------------------

         You may be able to lower your Class A sales charges if:

         . You plan to invest at least $50,000 over the next 24 months ('letter of intent')

         . The amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ('cumulative discount')

         . You are investing a total of $50,000 or more in several funds at once ('combined purchases')

         The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to 'move' your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your service agent.

         You may be able to buy Class A shares without sales charges when you are:

         . reinvesting dividends or distributions

         . investing through certain workplace retirement plans

22  |  Scudder European Equity Fund -- Class A, B and C

         . participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

         . exchanging an investment in Class A shares of another fund for an investment in the Fund unless the Fund has a higher sales load in which case you would be required to pay the difference

         . a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds

         There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Fund may waive the sales charges for investors in other situations as well. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

         If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ('Large Order NAV Purchase Privilege'). This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         Class B shares

         Class B shares may make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher expenses.

         With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) than those of Class A

                        Scudder European Equity Fund -- Class A, B and C | 23 shares. After six years, Class B shares automatically convert on a tax-free basis to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

         Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

      Year after you bought shares        CDSC on shares you sell
      -------------------------------------------------------------------
         First year                                4.00%
      -------------------------------------------------------------------
         Second or third year                      3.00%
      -------------------------------------------------------------------
         Fourth or fifth year                      2.00%
      -------------------------------------------------------------------
         Sixth year                                1.00%
      -------------------------------------------------------------------
         Seventh year and later    None (automatic conversion to Class A)
      -------------------------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

         Class C shares

         Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them, or who aren't certain of their investment time horizon.

         Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a 0.25% shareholder servicing fee from class assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

24  |  Scudder European Equity Fund -- Class A, B and C

         Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

         Class C shares have a CDSC, but only on shares you sell within one year of buying them:

              Year after you bought shares CDSC on shares you sell
              ----------------------------------------------------
                 First year                         1.00%
              ----------------------------------------------------
                 Second year and later              None
              ----------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

                        Scudder European Equity Fund -- Class A, B and C  |  25

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

First investment                            Additional investments
---------------------------------------------------------------------------------------
$1,000 or more for regular accounts         $50 or more for regular accounts and
$500 or more for IRAs                       IRA accounts
                                            $50 or more with an Automatic
                                            Investment Plan
---------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent using the       .Contact your service agent using the
 method that's most convenient for you       method that's most convenient for you
---------------------------------------------------------------------------------------
By mail or express mail (see below)
..Fill out and sign an application           .Send a check made out to 'Scudder
..Send it to us at the appropriate address,   Funds' and a Scudder investment slip to
 along with an investment check              us at the appropriate address below
                                            .If you don't have an investment slip,
                                             simply include a letter with your name,
                                             account number, the full name of the
                                             fund and the share class and your
                                             investment instructions
---------------------------------------------------------------------------------------
By wire
..Call (800) 621-1048 for instructions       .Call (800) 621-1048 for instructions
                                             (minimum $50)
---------------------------------------------------------------------------------------
By phone
not available                               .Call (800) 621-1048 for instructions
---------------------------------------------------------------------------------------
With an automatic investment plan
not available                               .To set up regular investments from a
                                             bank checking account, call
                                             (800) 621-1048 (minimum $50)
---------------------------------------------------------------------------------------
On the Internet
not available                               .Go to www.scudder.com and register
                                            .Follow the instructions for buying shares
                                             with money from your bank account
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Regular mail:
First Investment: Investment Company Capital Corporation, c/o Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: Investment Company Capital Corporation, c/o Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154
Express, registered or certified mail:
Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005
Fax number: (800) 821-6234 (for exchanging and selling only)


26  |  Scudder European Equity Fund -- Class A, B and C

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund                 Selling shares
-----------------------------------------------------------------------------------------
$1,000 or more to open a new account         Some transactions, including most for over
($500 for IRAs)                              $100,000, can only be ordered in writing
$50 or more for exchanges between            with a signature guarantee; if you're in
existing accounts                            doubt, see page 31
-----------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent by the           .Contact your service agent by the
 method that's most convenient for you        method that's most convenient for you
-----------------------------------------------------------------------------------------
By phone or wire
..Call (800) 621-1048 for instructions        .Call (800) 621-1048 for instructions
-----------------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)                          Write a letter that includes:
Write a letter that includes:                .the fund, class and account number from
..the fund, class and account number you're    which you want to sell shares
 exchanging out of                           .the dollar amount or number of shares
..the dollar amount or number of shares you    you want to sell
 want to exchange                            .your name(s), signature(s) and address, as
..the name and class of the fund you want to   they appear on your account
 exchange into                               .a daytime telephone number
..your name(s), signature(s) and address, as
 they appear on your account
..a daytime telephone number
-----------------------------------------------------------------------------------------
With an automatic exchange plan
..To set up regular exchanges from a fund     not available
 account, call (800) 621-1048
-----------------------------------------------------------------------------------------
With an automatic withdrawal plan
not applicable                               .To set up regular cash payments from a
                                              fund account, call (800) 621-1048
                                              (minimum $50)
-----------------------------------------------------------------------------------------
On the Internet
..Go to www.scudder.com and register          not available
..Follow the instructions for making on-line
 exchanges
-----------------------------------------------------------------------------------------

If your shares are in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

                        Scudder European Equity Fund -- Class A, B and C  |  27

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In either case, keep in mind that the information in this prospectus applies only to the Fund's Class A, Class B and Class C shares. The Fund has other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.


28  |  Scudder European Equity Fund -- Class A, B and C

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

         QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

                        Scudder European Equity Fund -- Class A, B and C  |  29

         Telephone transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date. Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more and accept wires of $50 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         The Fund and its service providers reserve the right, from time to time in their sole discretion, to change the investment minimums.

30  |  Scudder European Equity Fund -- Class A, B and C

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases and sales. In addition, for exchange requests, we may require a shareholder to own shares of a Fund for 15 days before we process the purchase order for the other fund if we believe the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

                        Scudder European Equity Fund -- Class A, B and C  |  31

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for--whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

         There are certain cases in which you may be exempt from a CDSC. These include:

         . the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your service agent or the Transfer Agent to determine if the conditions exist

         . withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

         . withdrawals related to certain retirement or benefit plans

         . redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

         . for Class A shares purchased through the Large Order NAV Purchase
           Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the Fund's distributor, that the dealer waives the applicable commission

         . for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

         In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

32  |  Scudder European Equity Fund -- Class A, B and C

         The Fund may charge up to 2.00% short-term redemption fee of the net asset value of Class A shares (either by selling or exchanging into another fund) within 60 days of purchase. This fee will compensate the Fund for expenses directly related to redemption of Class A shares, discourage short-term investment in Class A shares and facilitate portfolio management.

         The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the Fund. The short-term redemption fee does not apply to:

         . Shares acquired through reinvestment of dividends and other distributions;

         . Shares of the Fund in an account which is closed by us because it fails to meet the minimum balance requirements; and

         . Shares held by 401(k) plans, similar individual account plans or profit sharing plans.

         The fee may not be applied to Class A shares held through certain omnibus accounts. With regard to these accounts, the Fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The Fund will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

         The Fund will use the 'first-in, first-out' method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.


                        Scudder European Equity Fund -- Class A, B and C  |  33

         If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the 'reinstatement feature.' With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of Fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact the Transfer Agent or your service agent.

         Account statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Funds calculate share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.


--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4/th/), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the NYSE closes early, the Fund will calculate its NAV at the time of closing.


34  |  Scudder European Equity Fund -- Class A, B and C

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees. In such a case, a Fund's value for a security is likely to be different from the last quoted market prices.

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Then price changes may ultimately affect the price of Fund shares the next time a Fund calculates its net asset value.

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already

                        Scudder European Equity Fund -- Class A, B and C | 35 been opened, we may give you 30 days' notice to provide the correct number

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance of $1,000 for any reason other than a change in market value

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

         . change, add or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (The Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) The Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income at least annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash, and even if a portion of the distribution represents a return of your purchase price.

36  |  Scudder European Equity Fund -- Class A, B and C

         You can choose how to receive your dividends and distributions. You can have them automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders may pay federal, state and local taxes on the income dividends or capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions if any are paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income dividends                       Ordinary income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to de-

                        Scudder European Equity Fund -- Class A, B and C | 37 termine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder fund) is generally a taxable transaction for you:

    Transaction                              Tax status
    Your sale of shares owned for more than  Generally, long-term capital
    one year                                 gains or losses
    ------------------------------------------------------------------------
    Your sale of shares owned for one year   Generally, short-term capital
    or less                                  gains or losses; losses subject
                                             to special rules
    ------------------------------------------------------------------------

         Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends and distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of the given year are taxed in that year, even though you may not receive the money until the following January.

38  |  Scudder European Equity Fund -- Class A, B and C

Financial Highlights


The tables below and on the following pages provide a picture of the Fund's financial performance for the past fiscal period for Class A, B and C shares. The information selected reflects results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestments of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.
Class A shares

                                                                           For the Period
                                                                         February 28, 2001/1/
                                                                               through
                                                                          October 31, 2001

Per share operating performance:
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $10.00
---------------------------------------------------------------------------------------------
Income from investment operations
---------------------------------------------------------------------------------------------
Net investment income                                                           --/2/
---------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currencies          (2.54)
---------------------------------------------------------------------------------------------
Total from investment operations                                                (2.54)
---------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $7.46
---------------------------------------------------------------------------------------------
Total investment return                                                        (25.40)%
---------------------------------------------------------------------------------------------

Supplemental data and ratios:
---------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                                         $283
---------------------------------------------------------------------------------------------
Ratios to average net assets:
---------------------------------------------------------------------------------------------
Net investment income                                                            0.25%/3/
---------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements (includes interest expense
paid by the Fund)                                                                1.53%/3/
---------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements (excludes interest expense
paid by the Fund)                                                                1.50%/3/
---------------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements (includes interest expense
paid by the Fund)                                                                1.88%/3/
---------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           238%
---------------------------------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Amount rounds to less than $0.01 per share.

/3/ Annualized.

                        Scudder European Equity Fund -- Class A, B and C  |  39

Class B shares

                                                                           For the Period
                                                                         February 28, 2001/1/
                                                                               through
                                                                          October 31, 2001

Per share operating performance:
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $10.00
---------------------------------------------------------------------------------------------
Income from investment operations
---------------------------------------------------------------------------------------------
Expenses in excess of income                                                    (0.01)
---------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currencies          (2.57)
---------------------------------------------------------------------------------------------
Total from investment operations                                                (2.58)
---------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $7.42
---------------------------------------------------------------------------------------------
Total investment return                                                        (25.80)%
---------------------------------------------------------------------------------------------

Supplemental data and ratios:
---------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                                          $67
---------------------------------------------------------------------------------------------
Ratios to average net assets:
---------------------------------------------------------------------------------------------
Expenses in excess of income                                                    (0.26)%/2/
---------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements (includes interest expense
paid by the Fund)                                                                2.28%/2/
---------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements (excludes interest expense
paid by the Fund)                                                                2.25%/2/
---------------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements (includes interest expense
paid by the Fund)                                                                2.63%/2/
---------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           238%
---------------------------------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Annualized.

40  |  Scudder European Equity Fund -- Class A, B and C

Class C shares

                                                                         For the Period
                                                                       February 28, 2001/1/
                                                                             through
                                                                        October 31, 2001

Per share operating performance:
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $10.00
-------------------------------------------------------------------------------------------
Income from investment operations
-------------------------------------------------------------------------------------------
Expenses in excess of income                                                  (0.01)
-------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currencies        (2.54)
-------------------------------------------------------------------------------------------
Total from investment operations                                              (2.55)
-------------------------------------------------------------------------------------------
Net asset value, end of period                                                $7.45
-------------------------------------------------------------------------------------------
Total investment return                                                      (25.50)%
-------------------------------------------------------------------------------------------

Supplemental data and ratios:
-------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                                        $94
-------------------------------------------------------------------------------------------
Ratios to average net assets:
-------------------------------------------------------------------------------------------
Expenses in excess of income                                                  (0.29)%/2/
-------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements
(includes interest expense paid by the Fund)                                   2.28%/2/
-------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements
(excludes interest expense paid by the Fund)                                   2.25%/2/
-------------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements
(includes interest expense paid by the Fund)                                   2.63%/2/
-------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         238%
-------------------------------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Annualized.

                        Scudder European Equity Fund -- Class A, B and C  |  41

Financial Highlights

Institutional Class performance is presented to provide historical financial performance for the periods prior to the inception of the Class A, B and C shares. The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.
Institutional Class shares

                                                 For the Years Ended October 31,
                                                2001     2000    1999    1998     1997

Per share operating performance:
--------------------------------------------------------------------------------------
Net asset value, beginning of year          $28.44    $11.43  $13.50  $12.81   $10.60
--------------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------------
Net investment (expenses in excess of)
income                                        0.23     (1.37)   0.29    0.15     0.25
--------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments and foreign currencies           (8.11)    16.20    2.04    1.68     2.11
--------------------------------------------------------------------------------------
Total from investment operations             (7.88)    14.83    2.33    1.83     2.36
--------------------------------------------------------------------------------------
Distributions to shareholders
--------------------------------------------------------------------------------------
Net investment income                        (0.37)    (0.08)  (0.29)  (0.24)   (0.03)
--------------------------------------------------------------------------------------
Net realized gain from investment
transactions                                    --        --   (4.11)  (0.90)   (0.12)
--------------------------------------------------------------------------------------
Total distributions                          (0.37)    (0.08)  (4.40)  (1.14)   (0.15)
--------------------------------------------------------------------------------------
Other capital changes/1/                        --      2.26      --      --       --
--------------------------------------------------------------------------------------
Net asset value, end of year                $20.19    $28.44  $11.43  $13.50   $12.81
--------------------------------------------------------------------------------------
Total investment return                     (28.10)%  149.63%  21.18%  15.36%   22.48%
--------------------------------------------------------------------------------------

Supplemental data and ratios:
--------------------------------------------------------------------------------------
Net assets, end of year
(000s omitted)                             $21,612   $50,677    $897  $5,387  $39,330
--------------------------------------------------------------------------------------
Ratios to average net assets:
--------------------------------------------------------------------------------------
Net investment income                         0.48%     0.92%   1.23%   1.12%    1.71%
--------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (includes interest expense
paid by the Fund)                             1.28%     1.28%     --      --       --
--------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements (excludes interest expense
paid by the Fund)                             1.25%     1.25%   0.90%   0.90%    0.90%
--------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements (includes interest expense
paid by the Fund)                             1.63%     1.94%   1.64%   1.13%    1.17%
--------------------------------------------------------------------------------------
Portfolio turnover rate                        238%      377%     80%     49%      45%
--------------------------------------------------------------------------------------

/1/ Represents one-time gain from accounting for cancellation of certain shareholder transactions.

42  |  Scudder European Equity Fund -- Class A, B and C

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund also are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

[LOGO] SCUDDER INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                      European Equity Fund -- CUSIP#
                      Class A Shares          617.35K.521
                      Class B Shares          617.35K.513
                      Class C Shares          617.35K.497
                      Morgan Grenfell Investment Trust
                                              811-8006

[GRAPHIC]


  Printed on recycled paper.  (08/19/02) SEEF-1

                                    [GRAPHIC]



                 Class A, B and C Shares
Prospectus

                     February 28, 2002, as revised August 19, 2002

                Scudder International Select Equity Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

International Select Equity Fund -- Class A, B and C

                      Overview of the International
                      Select Equity Fund
                      3   Goal
                      3   Core Strategy
                      3   Investment Policies and
                          Strategies
                      5   Principal Risks of Investing in
                          the Fund
                      5   Who Should Consider Investing
                          in the Fund
                      7   Total Returns, After Fees and
                          Expenses
                      9   Fees and Expenses of the Fund

                       A Detailed Look at the
                       International Select Equity Fund
                       11  Objective
                       11  Strategy
                       11  Principal Investments
                       12  Investment Process
                       13  Other Investments
                       14  Risks
                       16  Management of the Fund

                       How To Invest in the Fund
                       20  Choosing a Share Class
                       25  How to Buy Shares
                       26  How to Exchange or Sell Shares
                       27  Policies You Should Know
                           About
                       34  Performance Information
                       34  Other Rights We Reserve
                       35  Understanding Distributions
                           and Taxes
                       38  Financial Highlights

Overview of the International Select Equity Fund -- Class A, B and C

Goal: The Fund invests for capital appreciation.

Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE(R) Index.

Investment Policies and Strategies: The Fund seeks to achieve its investment objective by investing in a focused list of approximately 30 to 40 stocks that offer, in our opinion, the greatest upside potential on a 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

The Fund follows a strict buy and sell strategy. We begin with a broad universe of equity

             Scudder International Select Equity Fund -- Class A, B and C | 3 securities that show long-term prospects for growth. We set for each security a target price objective. The price objective represents our opinion of the intrinsic value of the security. We rank each security based on these target price objectives and purchase the top 30 to 40 securities in the ranking. Stocks are sold when they meet their target price objectives or when we revise price objectives downward.

4  |  Scudder International Select Equity Fund -- Class A, B and C

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's perfor-mance could trail that of other investments. For example:

         . Stocks that the investment advisor has selected could perform poorly.

         . The stock market could perform poorly in one or more of the countries in which the Fund has invested.

         Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

         . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

         . Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

         . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

         . Foreign securities markets are often smaller and less liquid than the US market, which may cause the Fund to have more difficulty or higher costs buying or selling securities in those markets.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in more diversified equity funds or in bond or money market funds.

         You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

             Scudder International Select Equity Fund -- Class A, B and C  |  5

         This Prospectus describes the Fund's Class A shares, Class B shares and Class C shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Choosing a Share Class'.) The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares directly from the Fund through the transfer agent. The Fund also offers other classes with different fees, expenses and investment minimums.

         The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

6  |  Scudder International Select Equity Fund -- Class A, B and C

Total Returns, After Fees and Expenses


The bar chart and the table on the following page can help you evaluate the potential risks and rewards of investing in the Fund by showing the changes in the Fund's performance year to year. Because the Class A, B and C shares were first offered on February 28, 2001, the following bar chart shows performance of Class A shares from their inception date, February 28, 2001 to December 31, 2001 along with the historical performance of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on May 15, 1995.

The table compares these returns with the Morgan Stanley Capital International ('MSCI') EAFE(R) Index over the past year, five years and since inception. The index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stockscosts that are reflected in the Fund's results. In the table, the perform-ance figures for the Class A, B and C Shares for the periods prior to their in-ception are based on the historical performance of the Fund's Institutional Class Shares, adjusted to reflect the sales charges and expenses of Class A, B and C Shares.


The table also shows the after-tax returns of the Fund's Class A shares. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------

The MSCI EAFE(R) Index of major markets in Europe, Australasia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

             Scudder International Select Equity Fund -- Class A, B and C  |  7

       Year-by-Year Returns/1/ (each full calendar year since inception)

                  [CHART]

1996   1997    1998    1999     2000      2001
-----  -----  ------  ------  --------  --------
9.85%  0.08%  22.98%  88.06%  -14.38%   -16.44%

The bar chart does not reflect sales charges. If it did, returns would be less than those shown.

For the period shown in the bar chart, the highest return of Institutional Class shares in any calendar quarter was 42.67% (fourth quarter 1999) and the lowest quarterly return for Institutional Class shares was -16.84% (third quarter 1998).

Performance for Periods Ended December 31, 2001
Average Annual Total Returns
                                                                    Since Inception
                                                    1 Year  5 Years (May 5, 1995)/2/
------------------------------------------------------------------------------------
Class A Shares
------------------------------------------------------------------------------------
Return Before Taxes                                 -16.44% 10.61%      11.77%
------------------------------------------------------------------------------------
Return After Taxes on Distributions                 -21.03%  7.86%       9.18%
------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
of Fund Shares                                      -12.81%  7.13%       8.33%
------------------------------------------------------------------------------------
Class B Shares
------------------------------------------------------------------------------------
Return Before Taxes                                 -17.49%  9.72%      10.90%
------------------------------------------------------------------------------------
Class C Shares
------------------------------------------------------------------------------------
Return Before Taxes                                 -17.40%  9.75%      10.92%
------------------------------------------------------------------------------------
MSCI EAFE(R) Index (reflects no deduction for fees,
expenses or taxes)/2/                               -21.44%  0.89%       2.56%
------------------------------------------------------------------------------------

/1/ The performance for the Class A, B and C shares represents the historical performance since the inception date of the classes, February 28, 2001. The performance for periods prior to that date reflects the historical performance for the Fund's Institutional Class from its inception date May 15, 1995 through February 28, 2001, which has been adjusted to reflect the applicable expenses of the Class A shares.

/2/ The inception date in the table is the inception date of the Fund's
    Institutional Class shares. The MSCI EAFE(R) Index is calculated from May 31, 1995.

--------------------------------------------------------------------------------


The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

8  |  Scudder International Select Equity Fund -- Class A, B and C

Fees and Expenses of the Fund

The Annual Fees and Expense tables below describe the fees and expenses that you may pay if you buy and hold Class A, B and C shares.

Shareholder Fees
(fees paid directly from your investment)                 Class A   Class B  Class C
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                        5.75%/1/     None   None
--------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption
proceeds, whichever is lower)                               None/1/ 4.00%/2/  1.00%/3/
--------------------------------------------------------------------------------------
Maximum Short-Term Redemption Fee
(as a percentage of amount redeemed, as applicable)        2.00%/4/     None   None
--------------------------------------------------------------------------------------

     Annual Fund Operating Expenses/5/
     (expenses paid from Fund assets)
                                                   Percentage of Average Daily Net Assets
                                                   Class A      Class B      Class C
     Management Fees                                0.70%        0.70%        0.70%
     ------------------------------------------------------------------------------------
     Distribution and/or Service (12b-1) Fees       0.25%        0.75%        0.75%
     ------------------------------------------------------------------------------------
     Other Expenses (including a 0.25% shareholder
     servicing fee for Class B and Class C shares)  0.46%        0.71%        0.71%
     ------------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses           1.41%        2.16%        2.16%
     ------------------------------------------------------------------------------------

/1/ Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled 'Choosing a Share Class--Class A shares.')

/2/ Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After six years, Class B shares automatically convert to Class A shares. (See the section entitled 'Choosing a Share Class--Class B shares.')

/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See the section entitled 'Choosing a Share Class--Class C shares.')

/4/ The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the Fund.

/5/ The investment advisor and administrator have contractually agreed, for the 16 month period from the Fund's fiscal year-end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 1.50% for Class A and 2.25% for Class B and C shares. This waiver excludes interest charges on fund borrowings.

             Scudder International Select Equity Fund -- Class A, B and C  |  9

Expense Examples. The examples below illustrate the expenses you will incur on a $10,000 investment in Class A, B and C shares of the Fund. The example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvest all dividends and distributions.

You may use these hypothetical examples to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Federal regulations require that the tables reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charges at all. (See the section entitled 'Choosing a Share Class'.) Long-term shareholders of the Fund may pay more than the maximum sales charge permitted by the Conduct Rule for the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and the recurring 12b-1 fees.

Expense Examples/1/

                 You would pay the following expenses if you redeemed your shares at the end of each period:
                                        1 Year         3 Years        5 Years        10 Years
                 Class A Shares          $710           $996          $1,302          $2,169
                 -----------------------------------------------------------------------------------
                 Class B Shares          $619           $976          $1,359          $2,128
                 -----------------------------------------------------------------------------------
                 Class C Shares          $319           $676          $1,159          $2,493
                 -----------------------------------------------------------------------------------

                 You would pay the following expenses if you did not redeem your shares at the end of each period:
                                        1 Year         3 Years         5 Years        10 Years
                 Class A Shares          $710           $996           $1,302          $2,169
                 ------------------------------------------------------------------------------------
                 Class B Shares          $219           $676           $1,159          $2,128
                 ------------------------------------------------------------------------------------
                 Class C Shares          $219           $676           $1,159          $2,493
                 ------------------------------------------------------------------------------------

/1/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

10  |  Scudder International Select Equity Fund -- Class A, B and C

A Detailed Look at the International Select Equity Fund --Class A, B and C

Objective

         The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         We seek to identify a focused list of approximately 30 to 40 companies that offer, in our opinion, the greatest upside potential on a rolling 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Principal Investments

         Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. The Fund primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the Fund's assets will be invested in securities that are represented

--------------------------------------------------------------------------------


Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call and put options and other rights to acquire stock.


            Scudder International Select Equity Fund -- Class A, B and C | 11 in the MSCI EAFE(R) Index. However, the Fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

         The MSCI EAFE(R) Index has a median market capitalization of over $2,810 billion. Under normal market conditions, the Fund invests in securities of issuers with a minimum market capitalization of $500 million.

Investment Process

         The Fund's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

         Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. We focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

         Based on this fundamental research, we set a target price objective (our opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. We apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the Fund. Stocks are sold when they meet their target price objectives or when we revise price objectives downward. In implementing this strategy, the Fund may experience a high portfolio turnover rate.


--------------------------------------------------------------------------------

Market capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.


Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

12  |  Scudder International Select Equity Fund -- Class A, B and C

Other Investments

         The Fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equity securities.

         We may invest in various instruments commonly known as 'derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions.


         We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in US or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

--------------------------------------------------------------------------------


Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.


Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

            Scudder International Select Equity Fund -- Class A, B and C  |  13

Risks

         Set forth below are some of the prominent risks associated with international investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

         . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

         . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

         . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

14  |  Scudder International Select Equity Fund -- Class A, B and C

         . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

         . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

         Secondary risks

         Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that we believe most accurately reflects their fair value under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

         Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

            Scudder International Select Equity Fund -- Class A, B and C  |  15

         Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

         . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

         . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

         . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

         . futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ('DeAMIS'), Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

         Investment Advisor. Under the supervision of the Board of Trustees, DeAMIS, with headquarters at One Appold Street, London, England, acts as investment advisor for the Fund ('Advisor'). The Fund's investment advisor makes the Fund's investment decisions. The Fund's investment advisor buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor received a fee of 0.70% of the average daily net assets for its services in the last fiscal year.

         DeAMIS provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $6 billion in assets.

         DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is

16 | Scudder International Select Equity Fund -- Class A, B and C engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         Other Services. DeAM, Inc. provides administrative services for the Funds ('Administrator'). In addition, either DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement-investment reporting.

         Investment Company Capital Corporation serves as the Fund's transfer agent ('Transfer Agent'). Investment Company Capital Corporation is an indirect wholly-owned subsidiary of Deutsche Bank AG.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

         Alexander Tedder, Managing Director, Deutsche Asset Management, and Lead Manager of the Fund.

         . Joined the investment advisor in 1994. Prior to that, was a European analyst and representative for Schroders.

            Scudder International Select Equity Fund -- Class A, B and C  |  17

         . 13 years of investment industry experience.

         . Fluent in German, French, Italian and Spanish.

         . Masters in Economics and Business Administration from Freiburg
           University.

         Marc Slendebroek, Director, Deutsche Asset Management, and Co-Manager of the Fund.

         . Portfolio manager for EAFE Equities: London.

         . Joined Deutsche Investment Management Americas Inc. (formerly,
           Zurich Scudder Investments, Inc.) in 1994 after five years of experience as equity analyst at Kleinwort Benson Securities and at Enskilda Securities.

         . Fluent in English, Dutch, German, Swedish and Norwegian.

         . MA from University of Leiden, Netherlands.

         James Pulsford, Managing Director, Deutsche Asset Management, and Co-Manager of the Fund.

         . Joined the investment advisor in 1984.

         . 17 years of investment industry experience including 12 years in Tokyo office specializing in small company investment.

         . BA from Oxford University.


         Clare Gray, Director, Deutsche Asset Management and Co-Manager of the Fund.

         . Joined the investment advisor in 1993.

         . Ten years of investment industry experience.

         . Chartered Financial Analyst.

         . BS, Cornell University.

         Stuart Kirk, Associate Director, Deutsche Asset Management, and Co-Manager of the Fund.

         . Joined the investment advisor in 1995.

         . Seven years of investment industry experience.

         . Asia-Pacific analyst.

         . MA from Cambridge University.

18  |  Scudder International Select Equity Fund -- Class A, B and C

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your securities dealer or service agent or a representative of your workplace retirement plan or other investment provider ('service agent').

            Scudder International Select Equity Fund -- Class A, B and C  |  19

Choosing a Share Class


This prospectus describes three share classes for the Fund. Each class has its own fees and expenses, offering you a choice of cost structures. The Fund offers other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a service agent, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your service agent to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features                          Points to help you compare
-----------------------------------------------------------------------------------------
Class A
..Sales charges of up to 5.75% when you buy    .Some investors may be able to reduce or
 shares                                        eliminate their sales charges; see next
..In most cases, no charges when you sell       page
 shares                                       .Total annual expenses are lower than
..Up to 0.25% annual distribution fee           those for Class B or Class C
-----------------------------------------------------------------------------------------
Class B
..No charges when you buy shares               .The deferred sales charge rate falls to
..Deferred sales charge declining from 4.00%,   zero after six years
 charged when you sell shares you bought      .Shares automatically convert to Class A
 within the last six years                     after six years, which means lower annual
..1.00% annual distribution/service fee         expenses going forward
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------
Class C
..No charges when you buy shares               .The deferred sales charge is lower, but
..Deferred sales charge of 1.00%, charged       your shares never convert to Class A, so
 when you sell shares you bought within the    annual expenses remain higher
 last year
..1.00% annual distribution/service fee
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

20  |  Scudder International Select Equity Fund -- Class A, B and C

         Class A shares

         Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

         Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year.

         Class A shares of Scudder International Select Equity Fund have a sales charge that varies with the amount you invest:

                                                      Sales charge as a
                           Sales charge as a percent percent of your net
        Your investment        of offering price         investment
        ----------------------------------------------------------------
        Up to $50,000                5.75%                  6.10%
        ----------------------------------------------------------------
        $50,000-$99,999              4.50%                  4.71%
        ----------------------------------------------------------------
        $100,000-$249,999            3.50%                  3.63%
        ----------------------------------------------------------------
        $250,000-$499,999            2.60%                  2.67%
        ----------------------------------------------------------------
        $500,000-$999,999            2.00%                  2.04%
        ----------------------------------------------------------------
        $1 million or more  See below and next page
        ----------------------------------------------------------------

         You may be able to lower your Class A sales charges if:

         . You plan to invest at least $50,000 over the next 24 months ('letter of intent')

         . The amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ('cumulative discount')

         . You are investing a total of $50,000 or more in several funds at once ('combined purchases')

         The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to 'move' your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your service agent.

         You may be able to buy Class A shares without sales charges when you are:

         . reinvesting dividends or distributions

         . investing through certain workplace retirement plans

            Scudder International Select Equity Fund -- Class A, B and C  |  21

         . participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

         . exchanging an investment in Class A shares of another fund for an investment in the Fund unless the Fund has a higher sales load in which case you would be required to pay the difference

         . a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds

         There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Fund may waive the sales charges for investors in other situations as well. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

         If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ('Large Order NAV Purchase Privilege'). This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         Class B shares

         Class B shares may make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher expenses.

         With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) than those of Class A

22 | Scudder International Select Equity Fund -- Class A, B and C shares. After six years, Class B shares automatically convert on a tax-free basis to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

         Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

      Year after you bought shares        CDSC on shares you sell
      -------------------------------------------------------------------
         First year                                4.00%
      -------------------------------------------------------------------
         Second or third year                      3.00%
      -------------------------------------------------------------------
         Fourth or fifth year                      2.00%
      -------------------------------------------------------------------
         Sixth year                                1.00%
      -------------------------------------------------------------------
         Seventh year and later    None (automatic conversion to Class A)
      -------------------------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

         Class C shares

         Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them, or who aren't certain of their investment time horizon.

         Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a 0.25% shareholder servicing fee from class assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

            Scudder International Select Equity Fund -- Class A, B and C  |  23

         Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

         Class C shares have a CDSC, but only on shares you sell within one year of buying them:

              Year after you bought shares CDSC on shares you sell
              ----------------------------------------------------
                 First year                         1.00%
              ----------------------------------------------------
                 Second year and later              None
              ----------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

24  |  Scudder International Select Equity Fund -- Class A, B and C

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

First investment                            Additional investments
---------------------------------------------------------------------------------------
$1,000 or more for regular accounts         $50 or more for regular accounts and
$500 or more for IRAs                       IRA accounts
                                            $50 or more with an Automatic
                                            Investment Plan
---------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent using the       .Contact your service agent using the
 method that's most convenient for you       method that's most convenient for you
---------------------------------------------------------------------------------------
By mail or express mail (see below)
..Fill out and sign an application           .Send a check made out to 'Scudder
..Send it to us at the appropriate address,   Funds' and a Scudder investment slip to
 along with an investment check              us at the appropriate address below
                                            .If you don't have an investment slip,
                                             simply include a letter with your name,
                                             account number, the full name of the
                                             fund and the share class and your
                                             investment instructions
---------------------------------------------------------------------------------------
By wire
..Call (800) 621-1048 for instructions       .Call (800) 621-1048 for instructions
                                             (minimum $50)
---------------------------------------------------------------------------------------
By phone
not available                               .Call (800) 621-1048 for instructions
---------------------------------------------------------------------------------------
With an automatic investment plan
not available                               .To set up regular investments from a
                                             bank checking account, call
                                             (800) 621-1048 (minimum $50)
---------------------------------------------------------------------------------------
On the Internet
not available                               .Go to www.scudder.com and register
                                            .Follow the instructions for buying shares
                                             with money from your bank account
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Regular mail:
First Investment: Investment Company Capital Corporation c/o Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: Investment Company Capital Corporation c/o Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154
Express, registered or certified mail:
Investment Company Capital Corporation c/o Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005
Fax number: (800) 821-6234 (for exchanging and selling only)


            Scudder International Select Equity Fund -- Class A, B and C  |  25

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund                 Selling shares
-----------------------------------------------------------------------------------------
$1,000 or more to open a new account         Some transactions, including most for over
($500 for IRAs)                              $100,000, can only be ordered in writing
$50 or more for exchanges between            with a signature guarantee; if you're in
existing accounts                            doubt, see page 30
-----------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent by the           .Contact your service agent by the
 method that's most convenient for you        method that's most convenient for you
-----------------------------------------------------------------------------------------
By phone or wire
..Call (800) 621-1048 for instructions        .Call (800) 621-1048 for instructions
-----------------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)                          Write a letter that includes:
Write a letter that includes:                .the fund, class and account number from
..the fund, class and account number you're    which you want to sell shares
 exchanging out of                           .the dollar amount or number of shares
..the dollar amount or number of shares you    you want to sell
 want to exchange                            .your name(s), signature(s) and address, as
..the name and class of the fund you want to   they appear on your account
 exchange into                               .a daytime telephone number
..your name(s), signature(s) and address, as
 they appear on your account
..a daytime telephone number
-----------------------------------------------------------------------------------------
With an automatic exchange plan
..To set up regular exchanges from a fund     not available
 account, call (800) 621-1048
-----------------------------------------------------------------------------------------
With an automatic withdrawal plan
not applicable                               .To set up regular cash payments from a
                                              fund account, call (800) 621-1048
                                              (minimum $50)
-----------------------------------------------------------------------------------------
On the Internet
..Go to www.scudder.com and register          not available
..Follow the instructions for making on-line
 exchanges
-----------------------------------------------------------------------------------------

If your shares are in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

26  |  Scudder International Select Equity Fund -- Class A, B and C

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In either case, keep in mind that the information in this prospectus applies only to the Fund's Class A, Class B and Class C shares. The Fund has other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.


            Scudder International Select Equity Fund -- Class A, B and C  |  27

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

         QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

28  |  Scudder International Select Equity Fund -- Class A, B and C

         Telephone transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more and accept wires of $50 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         The Fund and its service providers reserve the right, from time to time in their sole discretion, to change the investment minimums.

            Scudder International Select Equity Fund -- Class A, B and C  |  29

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases and sales. In addition, for exchange requests, we may require a shareholder to own shares of a Fund for 15 days before we process the purchase order for the other fund if we believe the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

30  |  Scudder International Select Equity Fund -- Class A, B and C

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for--whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

         There are certain cases in which you may be exempt from a CDSC. These include:

         . the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your service agent or the Transfer Agent to determine if the conditions exist

         . withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

         . withdrawals related to certain retirement or benefit plans

         . redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

         . for Class A shares purchased through the Large Order NAV Purchase
           Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the Fund's distributor, that the dealer waives the applicable commission

         . for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

         In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

            Scudder International Select Equity Fund -- Class A, B and C  |  31

         The Fund may charge up to 2.00% short-term redemption fee of the net asset value of Class A shares (either by selling or exchanging into another fund) within 60 days of purchase. This fee will compensate the Fund for expenses directly related to redemption of Class A shares, discourage short-term investment in Class A shares and facilitate portfolio management.

         The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the Fund. The short-term redemption fee does not apply to:

         . Shares acquired through reinvestment of dividends and other distributions;

         . Shares of the Fund in an account which is closed by us because it fails to meet the minimum balance requirements; and

         . Shares held by 401(k) plans, similar individual account plans or profit sharing plans.

         The fee may not be applied to Class A shares held through certain omnibus accounts. With regard to these accounts, the Fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The Fund will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

         The Fund will use the 'first-in, first-out' method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

         If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the 'reinstatement feature.' With this feature, you can put your money

32 | Scudder International Select Equity Fund -- Class A, B and C back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of Fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact the Transfer Agent or your service agent.

         Account statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Funds calculate share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4/th/), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the NYSE closes early, the Fund will calculate its NAV at the time of closing.


            Scudder International Select Equity Fund -- Class A, B and C  |  33

         The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees. In such a case, a Fund's value for a security is likely to be different from the last quoted market prices.

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Then price changes may ultimately affect the price of Fund shares the next time a Fund calculates its net asset value.

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance of $1,000 for any reason other than a change in market value

34  |  Scudder International Select Equity Fund -- Class A, B and C

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

         . change, add or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (The Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) The Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income at least annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash, and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested

            Scudder International Select Equity Fund -- Class A, B and C | 35 without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders may pay federal, state and local taxes on the income dividends or capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions if any are paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income dividends                       Ordinary income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

36  |  Scudder International Select Equity Fund -- Class A, B and C

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder fund) is generally a taxable transaction for you:

    Transaction                              Tax status
    Your sale of shares owned for more than  Generally, long-term capital
    one year                                 gains or losses
    ------------------------------------------------------------------------
    Your sale of shares owned for one year   Generally, short-term capital
    or less                                  gains or losses; losses subject
                                             to special rules
    ------------------------------------------------------------------------

         Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends and distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of the given year are taxed in that year, even though you may not receive the money until the following January.

            Scudder International Select Equity Fund -- Class A, B and C  |  37

Financial Highlights


The tables below and on the following pages provide a picture of the Fund's financial performance for the past fiscal period for Class A, B and C shares. The information selected reflects results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestments of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

Class A shares

                                                                           For the Period
                                                                         February 28, 2001/1/
                                                                               through
                                                                          October 31, 2001

Per share operating performance:
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $10.00
---------------------------------------------------------------------------------------------
Income from investment operations
---------------------------------------------------------------------------------------------
Expenses in excess of income                                                    (0.01)
---------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currencies          (1.80)
---------------------------------------------------------------------------------------------
Total from investment operations                                                (1.81)
---------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $8.19
---------------------------------------------------------------------------------------------
Total investment return                                                        (18.10)%
---------------------------------------------------------------------------------------------

Supplemental data and ratios:
---------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                                         $484
---------------------------------------------------------------------------------------------
Ratios to average net assets:
---------------------------------------------------------------------------------------------
Expenses in excess of income                                                    (0.15)%/2/
---------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements (includes interest expense
paid by the Fund)                                                                1.41%/2/
---------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements (excludes interest expense
paid by the Fund)                                                                1.40%/2/
---------------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements (includes interest expense
paid by the Fund)                                                                1.41%/2/
---------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           220%
---------------------------------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Annualized.

38  |  Scudder International Select Equity Fund -- Class A, B and C

Class B shares

                                                                          For the Period
                                                                        February 28, 2001/1/
                                                                              through
                                                                         October 31, 2001

Per share operating performance:
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $10.00
--------------------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------------------
Expenses in excess of income                                                   (0.02)
--------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currencies         (1.87)
--------------------------------------------------------------------------------------------
Total from investment operations                                               (1.89)
--------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $8.11
--------------------------------------------------------------------------------------------
Total investment return                                                       (18.90)%
--------------------------------------------------------------------------------------------

Supplemental data and ratios:
--------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                                         $80
--------------------------------------------------------------------------------------------
Ratios to average net assets:
--------------------------------------------------------------------------------------------
Expenses in excess of income                                                   (0.43)%/2/
--------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements (includes interest expense
paid by the Fund)                                                               2.16%/2/
--------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements (excludes interest expense
paid by the Fund)                                                               2.15%/2/
--------------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements (includes interest
expense paid by the Fund)                                                       2.16%/2/
--------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          220%
--------------------------------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Annualized.

            Scudder International Select Equity Fund -- Class A, B and C  |  39

Class C shares

                                                                           For the Period
                                                                         February 28, 2001/1/
                                                                               through
                                                                          October 31, 2001

Per share operating performance:
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $10.00
---------------------------------------------------------------------------------------------
Income from investment operations
---------------------------------------------------------------------------------------------
Expenses in excess of income                                                    (0.02)
---------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currencies          (1.87)
---------------------------------------------------------------------------------------------
Total from investment operations                                                (1.89)
---------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $8.11
---------------------------------------------------------------------------------------------
Total investment return                                                        (18.90)%
---------------------------------------------------------------------------------------------

Supplemental data and ratios:
---------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                                         $105
---------------------------------------------------------------------------------------------
Ratios to average net assets:
---------------------------------------------------------------------------------------------
Expenses in excess of income                                                    (0.53)%/2/
---------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements (includes interest expense
paid by the Fund)                                                                2.16%/2/
---------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements (excludes interest expense
paid by the Fund)                                                                2.15%/2/
---------------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements (includes interest expense
paid by the Fund)                                                                2.16%/2/
---------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           220%
---------------------------------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Annualized.

40  |  Scudder International Select Equity Fund -- Class A, B and C

Financial Highlights

Institutional Class performance is presented to provide financial performance for the Class A, B and C shares for periods prior to their inception. Class A, B and C shares will have different performance. The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the past five fiscal periods. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.
Institutional Class

                                        For the Years Ended October 31,
                                       2001     2000    1999    1998    1997
    Per share operating
    performance:
    ------------------------------------------------------------------------
    Net asset value, beginning of
    year                           $21.50   $18.10   $12.02  $11.62  $11.88
    ------------------------------------------------------------------------
    Income from investment
    operations
    ------------------------------------------------------------------------
    Net investment (expenses in
    excess of) income                0.08    (0.85)   (0.09)   0.12    0.16
    ------------------------------------------------------------------------
    Net realized and unrealized
    gain (loss) on investments
    and foreign currencies          (5.14)    4.57     6.91    0.90    0.28
    ------------------------------------------------------------------------
    Total from investment
    operations                      (5.06)    3.72     6.82    1.02    0.44
    ------------------------------------------------------------------------
    Distributions to shareholders:
    ------------------------------------------------------------------------
    Net investment income              --    (0.04)   (0.07)  (0.23)  (0.15)
    ------------------------------------------------------------------------
    Net realized gain from
    investment transactions         (1.99)   (0.28)   (0.67)  (0.39)  (0.55)
    ------------------------------------------------------------------------
    Total distributions             (1.99)   (0.32)   (0.74)  (0.62)  (0.70)
    ------------------------------------------------------------------------
    Net asset value, end of year   $14.45   $21.50   $18.10  $12.02  $11.62
    ------------------------------------------------------------------------
    Total investment return        (25.57)%  20.68%   59.39%   9.28%   3.78%
    ------------------------------------------------------------------------

    Supplemental data and ratios:
    ------------------------------------------------------------------------
    Net assets at end of year
    (000s omitted)                 $65,548  $55,043  $61,577  $5,419  $4,954
    ------------------------------------------------------------------------
    Ratios to average net assets:
    ------------------------------------------------------------------------
    Net investment (expenses in
    excess of) income                0.36%   (0.16)%   0.52%   0.92%   0.97%
    ------------------------------------------------------------------------
    Expenses after waivers and/or
    reimbursements (includes
    interest expense paid by the
    Fund)                            1.16%    0.96%      --      --      --
    ------------------------------------------------------------------------
    Expenses after waivers and/or
    reimbursements (excludes
    interest expense paid by the
    Fund)                            1.15%    0.96%    0.90%   0.90%   0.90%
    ------------------------------------------------------------------------
    Expenses before waivers
    and/or reimbursements
    (includes interest expense
    paid by the Fund)                1.16%    0.96%    2.21%   2.89%   2.79%
    ------------------------------------------------------------------------
    Portfolio turnover rate           220%     233%     239%    127%     55%
    ------------------------------------------------------------------------

            Scudder International Select Equity Fund -- Class A, B and C  |  41

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund also are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management

SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                    International Select Equity
                    Fund--                      CUSIP#
                    Class A                     617.35K.489
                    Class B                     617.35K.471
                    Class C                     617.35K.463
                    Morgan Grenfell Investment Trust
                                                811-8006

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SISEF-1

                                    [GRAPHIC]



                 Institutional Class
Prospectus

                     February 28, 2002, as revised August 19, 2002

                Scudder Emerging Markets Debt Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Emerging Markets Debt Fund -- Institutional Class

Overview of the Emerging
Markets Debt Fund

 3  Goal

 3  Core Strategy

 3  Investment Policies and Strategies

 5  Principal Risks of Investing in the Fund

 6  Who Should Consider Investing in the Fund

 7  Total Returns, After Fees and Expenses

 9  Fees and Expenses of the Fund


A Detailed Look at the Emerging
Markets Debt Fund

10  Objective

10  Strategy

10  Principal Investments

11  Investment Process

12  Other Investments

13  Risks

16  Management of the Fund

How To Invest in the Fund

20  Buying and Selling Institutional Class Shares

23  Policies You Should Know About

28  Performance Information

28  Other Rights We Reserve

29  Understanding Distributions and Taxes

32  Financial Highlights

Overview of the Emerging Markets Debt Fund -- Institutional Class

Goal: The Fund seeks total return.

Core Strategy: The Fund invests primarily in fixed income securities of issuers in countries with new or emerging securities markets.

Investment Policies and Strategies: The Fund seeks to achieve its investment objective by investing in the high yield/high risk fixed income securities of issuers located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. The Fund may invest more than 25% of its total assets in the sovereign debt securities of Russia, Brazil and Mexico. In managing the Fund, we pick

                Scudder Emerging Markets Debt Fund -- Institutional Class | 3 securities by using a combination of country selection and individual security selection.

The Fund follows a rigorous sell strategy. We set a target price objective for each security and a target exchange rate objective for each currency. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward.

4  |  Scudder Emerging Markets Debt Fund -- Institutional Class

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. These risks are higher for below investment grade bonds ('junk bonds'). For example:

         . An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.

         . The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest.

         . Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

         . The lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.

         . Since the Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer, the Fund may be more susceptible to developments affecting any single issuer of portfolio securities.

         Beyond the risks common to all investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. These risks are more severe for securities of issuers in emerging market countries. For example:

         . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

         . Since the Fund may focus its investments in Russia, Brazil and Mexico, it could be particularly susceptible to the effects of political and economic developments in these countries.

         . Foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

         . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

                Scudder Emerging Markets Debt Fund -- Institutional Class  |  5

Who Should Consider Investing in the Fund

         The Emerging Markets Debt Fund--Institutional Class requires a minimum investment of $250,000. You should consider investing in the Fund if you are seeking current income higher than money market mutual funds over most time periods. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept the risks of investing in the fixed income market, including credit risk and interest rate risk.

         Deutsche Asset Management (DeAM) uses the Fund as an investment vehicle in global asset allocation strategies, that DeAM offers to certain institutional clients. In implementing its asset allocation strategy, DeAM may, from time to time, move large amounts of assets into or out of the Fund, and at times may move all asset allocation funds out of the Fund. Large inflows or outflows can have adverse effects on the Fund's performance. These effects may include, but are not limited to, higher portfolio turnover, higher transactions costs and adverse tax consequences for Fund shareholders that are not in an asset allocation strategy. If DeAM moved all or most asset allocation strategy assets out of the Fund, remaining shareholders may experience higher pro rata operating expenses and the Fund's portfolio may become less diversified, resulting in increased portfolio risk. You should be willing to accept these risks if you invest in the Fund.

         You should not consider investing in the Fund if you are pursuing a short-term financial goal or if you cannot tolerate fluctuations in the value of your investments.

         The Fund by itself does not constitute a balanced investment program. It can, however provide a complementary investment for investors seeking exposure to international fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

6  |  Scudder Emerging Markets Debt Fund -- Institutional Class

Total Returns, After Fees and Expenses


The bar chart on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on August 4, 1994 (its inception date). The table on the next page compares the average annual return of the Fund's Institutional Class shares with that of the JP Morgan Emerging Markets Bond Index Global Constrained Index over the last one year, five years and since inception. The index is a passive measure of emerging debt market returns. It does not factor in the costs of buying, selling and holding fixed income securities--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------
The JP Morgan Emerging Markets Bond Index Global Constrained Index is an unmanaged foreign securities index representing external currency-denominated debt markets of emerging markets and is a widely accepted benchmark of emerging debt market performance. It is a model, not an actual portfolio. It is a uniquely-weighted version of the JP Morgan Emerging Markets Bond Indices (EMBI) Global Index. It tracks instruments issued in Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland,
Russia and Venezuela. It limits the weights of those countries with larger debt stocks by only including specified portions of these countries' eligible current face amount of debt outstanding.

       Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]

 1995   1996   1997    1998    1999   2000   2001
------ ------ ------ -------- ------ ------ ------
20.02% 33.47% 12.51% -34.28%  28.37% 18.69% 5.38%

For the period shown in the bar chart, the highest return of Institutional Class shares in any calendar quarter was 16.99% (second quarter 1995) and lowest quarterly return of Institutional Class shares was -34.74% (third quarter 1998).

                Scudder Emerging Markets Debt Fund -- Institutional Class  |  7

Performance for Periods Ended December 31, 2001
Average Annual Returns

                                                             Since Inception
                                             1 Year 5 Years (August 4, 1994)/1/
-------------------------------------------------------------------------------
Institutional Class
Return Before Taxes                           5.38%  3.48%         8.67%
-------------------------------------------------------------------------------
Institutional Class
Return After Taxes on Distributions          -1.65% -2.78%         2.53%
-------------------------------------------------------------------------------
Institutional Class
Return After Taxes on Distributions and
Sale of Fund Shares                           3.31% -0.35%         3.98%
-------------------------------------------------------------------------------
JPMorgan Emerging Markets Bond Plus Index
(reflects no deduction for fees, expenses or
taxes)                                       -0.79%  6.95%        12.86%
-------------------------------------------------------------------------------
JPMorgan Emerging Markets Bond Index Global
Constrained /2/
(reflects no deduction for fees, expenses or
taxes)                                        9.70%  8.52%        14.23%
-------------------------------------------------------------------------------

/1/ The JPMorgan Emerging Markets Bond Index Global Constrained and the
    JPMorgan Emerging Markets Bond Plus Index average are calculated from July 31, 1994.

/2/ Effective May 1, 2002, the Fund's primary benchmark changed from the JPMorgan Emerging Markets Bond Plus Index to JPMorgan Emerging Markets Bond Index Global Constrained Index. The Advisor believes that the JPMorgan Bond Index Global Constrained Index is more diversified than the Fund's prior benchmark and therefore a better comparison for the Fund.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

8  |  Scudder Emerging Markets Debt Fund -- Institutional Class

Fees and Expenses of the Fund

(expenses paid from Fund assets)

The Annual Fees and Expenses table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Emerging Markets Debt Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in the Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

Annual Fees and Expenses
                                          Percentage of
                                          Average Daily
                                           Net Assets
Management Fees                               1.00%
-------------------------------------------------------
Distribution and Service (12b-1) Fees          None
-------------------------------------------------------
Other Expenses                                0.38%
-------------------------------------------------------
Total Annual Fund Operating Expenses          1.38%
-------------------------------------------------------
Less: Fee Waiver or Expense Reimbursement    -0.87%
-------------------------------------------------------
Net Expenses/1/                               0.51%
-------------------------------------------------------

Expense Example/2 /

1 Year 3 Years 5 Years 10 Years
 $52    $351    $672    $1,582
-------------------------------

/1/ The investment advisor and the administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 0.50%. This waiver excludes 0.01% of interest charges on fund borrowings.

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

                Scudder Emerging Markets Debt Fund -- Institutional Class  |  9

A Detailed Look at the Emerging Markets Debt Fund -- Institutional Class

Objective

         The Fund seeks total return. While we seek total return, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         In managing the Fund, the portfolio management team uses an approach that combines country selection with individual security selection.

         Countries are selected according to macro-economic factors such as inflation, interest rates, monetary and fiscal policies and the political climate. Short-term factors such as market sentiment, capital flows and new issues are also evaluated.

         Portfolio Duration. The portfolio management team intends to maintain a portfolio duration of (+/-)1 year around the Fund's benchmark index.

Principal Investments

         Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities of issuers located in countries with new or emerging securities markets. These fixed income securities include high yield/high risk fixed income securities (junk bonds). The Fund considers emerging

10  |  Scudder Emerging Markets Debt Fund -- Institutional Class

--------------------------------------------------------------------------------

Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates.

High yield/high risk fixed income securities are lower quality securities rated by a nationally recognized statistical rating organization below its top four long-term categories, or if unrated, judged by the investment advisor to be of comparable credit quality.

         securities markets to be those with economic structures that are generally less diverse and mature than in the United States, and to have political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

         The Fund invests primarily in sovereign debt and, to a limited extent, in corporate debt. The Fund's fixed income securities include performing and non-performing loans, Eurobonds, Brady Bonds (dollar denominated securities used to refinance foreign government bank loans) and other fixed income securities of foreign governments and their agencies as well as some corporate debt instruments. The Fund may invest in fixed income securities of any credit quality, including securities not paying interest currently, zero coupon bonds, pay-in-kind securities and securities in default. The loans and debt instruments in which the Fund may invest may be denominated in the currency of a developed country such as the United Kingdom or the United States or in a local currency.

         The Fund may invest more than 25% of its total assets in the sovereign debt securities of Russia, Brazil and Mexico.

Investment Process

         In selecting securities for the Fund, the portfolio management team considers macro-economic factors such as:

         . inflation,

         . interest rates,

         . monetary and fiscal policies, and

         . political climate.

         The portfolio management team also considers short-term factors such as:

         . market sentiment,

         . capital flows, and

         . new issue programs.

         We seek to identify those securities that will offer, in our opinion, the greatest potential capital appreciation on a three month outlook.

               Scudder Emerging Markets Debt Fund -- Institutional Class  |  11

         The Fund follows a rigorous sell strategy. We set a target price objective for each security and a target exchange rate objective for each currency. These objectives represent our opinions of the intrinsic value of the security or the currency. Securities are sold or currencies exchanged when they meet their target price objectives or when we revise price objectives downward. Because the Fund does not typically hold a security to maturity, the Fund may experience a high portfolio turnover rate.

Other Investments

         The Fund may invest up to 20% its total assets in domestic and foreign cash equivalents and US investment grade fixed income securities.

         We may also use as secondary investments, various instruments commonly known as 'derivatives' to control volatility and achieve desired currency weightings in a cost effective manner. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund may invest up to 10% of its total assets in credit default swaps to sell protection on sovereign credit exposure as measured by the notional value of the sovereign bond.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in US or foreign-government money-market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of total return.

--------------------------------------------------------------------------------


Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against the default of a third party. The buyer of protection pays the seller a fixed, regular fee. In the case of a credit event, the seller of protection will fully compensate the buyer.

12  |  Scudder Emerging Markets Debt Fund -- Institutional Class

Risks

         Set forth below are some of the prominent risks associated with fixed income investing and emerging markets investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

         Primary risks

         Risk Related to Investing in Junk Bonds. High yield/high risk securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a high risk of default, tend to be less liquid and may be more difficult to value. The issuers of lower quality securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. The general risks of investing in fixed income securities as described below are greater when investing in high yield/high risk securities.

         Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

         Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuer may not be able to make timely payments on the interest and principal on the bonds they have issued. The Fund's investment in fixed income securities rated in the fourth highest category have speculative characteristics. These securities involve a greater risk of loss than higher quality securities and are more sensitive to changes in the issuer's capacity to pay.

         Extension Risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

               Scudder Emerging Markets Debt Fund -- Institutional Class  |  13

         Emerging Market Risk. Because the Fund invests in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

         Foreign Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading fixed income securities on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

         . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

         . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

         . Liquidity Risk. Fixed income securities that trade infrequently or in low volumes can be more difficult or more costly to buy or to sell than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches our estimate of its value.

         . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

         . Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possi-

14  |  Scudder Emerging Markets Debt Fund -- Institutional Class
           bility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in a country's currency than in bonds denominated in that currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

         Region Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in Russia, Brazil and Mexico, or a particular region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fixed income fund.

         Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market also could affect the Fund adversely by reducing the relative attractiveness of bonds as an investment.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Non-diversification Risk. The Fund is non-diversified. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. This will cause the Fund to be more susceptible to developments affecting any single issuer of portfolio securities.

         Secondary risks

         Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that

--------------------------------------------------------------------------------


Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.


               Scudder Emerging Markets Debt Fund -- Institutional Class | 15 our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

         Derivative Risk. Risks associated with derivatives include:

         . that the derivative is not well correlated with the security for which it is acting as a substitute;

         . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         . that the Fund cannot sell the derivative because of an illiquid secondary market.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ('DeAM, Inc.'), Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ('DeAMIS'), Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

         Investment Advisor. Under the supervision of the Board of Trustees, DeAMIS with headquarters at One Appold Street, London, England, acts as investment advisor for the Fund. As investment advisor, DeAMIS makes the Fund's investment decisions. DeAMIS buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor received a fee of 1.00% of the Fund's average daily net assets for its services in the last fiscal year.

16  |  Scudder Emerging Markets Debt Fund -- Institutional Class

         DeAMIS provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $6 billion in assets.

         DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         Portfolio manager

         The following portfolio manager is responsible for the day-to-day management of the Fund's investments:

         Brett Diment, Managing Director, Fixed Income, Deutsche Asset Management, and Co-Manager of the Fund.

         . Joined the investment advisor in 1991.

         . Head of emerging market debt.

         . 12 years of investment industry experience.

         . B.Sc. from the London School of Economics

         Other Services. DeAM, Inc. an affiliate of DeAMIS, provides administrative services for the Fund. In addition, DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

               Scudder Emerging Markets Debt Fund -- Institutional Class  |  17

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Investment Company Capital Corporation serves as the Fund's transfer agent ('Transfer Agent'). Investment Company Capital Corporation is an indirect wholly owned subsidiary of Deutsche Bank AG.

18  |  Scudder Emerging Markets Debt Fund -- Institutional Class

How to Invest in the Fund

The following pages tell you how to invest in the Fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a service agent--for example, a workplace retirement plan, financial supermarket or financial advisor--your service agent may have its own policies or instructions, and you should follow those.

               Scudder Emerging Markets Debt Fund -- Institutional Class  |  19

Buying and Selling Institutional Class Shares

         You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ('service agent'). Contact them for details on how to enter and pay for your order. The Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services. You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to the Transfer Agent. Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

         Eligibility requirements

         You may buy Institutional Class shares if you are any of the following:

         . An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

         . An employee benefit plan with assets of at least $50 million.

         . A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

         . A client of the private banking division of Deutsche Bank AG.

         . A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any Fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

         Investment minimums

         Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

         The minimum initial investment is waived for:

         . Investment advisory affiliates of Deutsche Bank Securities, Inc. or
           Scudder funds purchasing shares for the accounts of their investment advisory clients.

         . Employee benefit plans with assets of at least $50 million.

20  |  Scudder Emerging Markets Debt Fund -- Institutional Class

         . Clients of the private banking division of Deutsche Bank AG.

         . A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

         The Fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

         How to contact the Transfer Agent

            By Phone:         (800) 621-1048
            --------------------------------------------------------
            First Investments Investment Company Capital Corporation
            By Mail:          c/o Scudder Investments
                              P.O. Box 219356
                              Kansas City, MO 64121-9356
            --------------------------------------------------------
            Additional        Investment Company Capital Corporation
            Investments       c/o Scudder Investments
            By Mail:          P.O. Box 219154
                              Kansas City, MO 64121-9154
            --------------------------------------------------------
            By Overnight      Investment Company Capital Corporation
            Mail:             c/o Scudder Investments
                              811 Main Street
                              Kansas City, MO 64105-2005
            --------------------------------------------------------
            By Fax (for       (800) 821-6234
            exchanging and
            selling shares
            only):
            --------------------------------------------------------

         You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

         How to open your fund account

         MAIL: Complete and sign the account application that
               accompanies this prospectus. (You may obtain
               additional applications by calling the Transfer Agent.)
               Mail the completed application along with a check
               payable to Emerging Markets Debt Fund--Institutional
               Class--553 to Investment Company Capital
               Corporation. The addresses are shown under 'How to
               contact the Transfer Agent.'
         -------------------------------------------------------------
         WIRE: Call the Transfer Agent to set up a wire account.

         Please note that your account cannot become activated until we receive a completed application.

               Scudder Emerging Markets Debt Fund -- Institutional Class  |  21

         How to buy and sell shares

         MAIL:

         Buying: Send your check, payable to 'Scudder Emerging Markets Debt Fund -- Institutional Class -- 553,' to the Transfer Agent. The addresses are shown above under 'How to contact the Transfer Agent.' Be sure to include the Fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to 'Scudder Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

         Selling: Send a signed letter to the Transfer Agent with your name, your Fund number and account number, the Fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

         WIRE:

         Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Transfer Agent at (800) 621-1048 to notify us in advance of a wire transfer purchase. Inform the Transfer Agent representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day following your purchase.

        Bank Name:  Deutsche Bank Trust Company Americas
        ---------------------------------------------------------------
        Routing No: 021001033
        ---------------------------------------------------------------
        Attn:       Scudder Funds
        ---------------------------------------------------------------
        DDA No:     00-226-296
        ---------------------------------------------------------------
        FBO:        (Account name)
                    (Account number)
        ---------------------------------------------------------------
        Credit:     Scudder Emerging Markets Debt Fund -- Institutional
                    Class -- 553
        ---------------------------------------------------------------


22  |  Scudder Emerging Markets Debt Fund -- Institutional Class

         Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the Fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

         Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Transfer Agent at (800) 621-1048. Inform the Transfer Agent representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The Fund and its service agents reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

         TELEPHONE TRANSACTIONS:

         You may place orders to buy and sell over the phone by calling your service agent or the Transfer Agent at (800) 621-1048. If your shares are in an account with the Transfer Agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling the Transfer Agent. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor

               Scudder Emerging Markets Debt Fund -- Institutional Class | 23 should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

24  |  Scudder Emerging Markets Debt Fund -- Institutional Class

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

               Scudder Emerging Markets Debt Fund -- Institutional Class  |  25

         Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if the Fund determined that your purchase would be detrimental to the interests of its shareholders.

         We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

26  |  Scudder Emerging Markets Debt Fund -- Institutional Class

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Fund calculates share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early, the Fund will calculate its net asset value at the time of closing.


               Scudder Emerging Markets Debt Fund -- Institutional Class | 27 you cannot buy or sell Fund shares. Then price changes may ultimately affect the price of Fund shares the next time the Fund calculates its net asset value.

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value

28  |  Scudder Emerging Markets Debt Fund -- Institutional Class

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income at least annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

               Scudder Emerging Markets Debt Fund -- Institutional Class  |  29

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions, if any, paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income Dividends                       Ordinary Income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary Income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder Fund) is generally a taxable transaction for you:

         Transaction                   Tax status
         Your sale of shares owned for Generally, long-term capital
         more than one year            gains or losses
         -------------------------------------------------------------
         Your sale of shares owned for Generally, short-term capital
         one year or less              gains or losses; losses subject
                                       to special rules
         -------------------------------------------------------------

30  |  Scudder Emerging Markets Debt Fund -- Institutional Class

         Your Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

               Scudder Emerging Markets Debt Fund -- Institutional Class  |  31

Financial Highlights


The table below helps you understand the performance of the Institutional Class shares of the Fund for the past five years. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                    For the Years Ended October 31,
                                                   2001     2000     1999     1998     1997

Per share operating performance:
-------------------------------------------------------------------------------------------
Net asset value, beginning of year            $6.97      $5.80    $5.82   $11.95   $13.36
-------------------------------------------------------------------------------------------
Income from investment operations
-------------------------------------------------------------------------------------------
Net investment income                          1.37       0.60     0.19     1.81     1.05
-------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments and foreign currencies            (1.05)      0.81     0.69    (4.12)    0.40
-------------------------------------------------------------------------------------------
Total from investment operations               0.32       1.41     0.88    (2.31)    1.45
-------------------------------------------------------------------------------------------
Distributions to shareholders
-------------------------------------------------------------------------------------------
Net investment income                         (0.73)     (0.24)   (0.90)   (1.32)   (1.32)
-------------------------------------------------------------------------------------------
Net realized gain from investment
transactions                                     --         --       --    (2.50)   (1.54)
-------------------------------------------------------------------------------------------
Total distributions                           (0.73)     (0.24)   (0.90)   (3.82)   (2.86)
-------------------------------------------------------------------------------------------
Net asset value, end of year                  $6.56      $6.97    $5.80    $5.82   $11.95
-------------------------------------------------------------------------------------------
Total investment return/1/                     4.52%     25.08%   17.86%  (30.35)%  12.03%
-------------------------------------------------------------------------------------------

Supplemental data and ratios:
-------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)       $72,684    $284,631 $340,365 $55,684  $187,455
-------------------------------------------------------------------------------------------
Ratios to average net assets:
-------------------------------------------------------------------------------------------
Net investment income                         10.31%      8.29%   10.90%    9.82%    7.15%
-------------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements
-------------------------------------------------------------------------------------------
(includes interest expense paid by the Fund)   0.87%      1.01%      --%      --%      --%
-------------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements
-------------------------------------------------------------------------------------------
(excludes interest expense paid by the Fund)   0.86%/1/   1.00%    1.00%    1.05%    1.32%
-------------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements
-------------------------------------------------------------------------------------------
(includes interest expense paid by the Fund)   1.38%      1.37%    1.40%    1.31%    1.47%
-------------------------------------------------------------------------------------------
Portfolio turnover rate                         464%/2/    359%     397%     638%     472%
-------------------------------------------------------------------------------------------

/1/ Beginning June 1, 2001, the expense cap was decreased from 1.00% to 0.50%. /2/ Excludes portfolio securities delivered as a result of processing a redemption in-kind transaction.

32  |  Scudder Emerging Markets Debt Fund -- Institutional Class

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]



[LOGO]
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                       Emerging Markets Debt CUSIP#
                       Fund--
                       Institutional Class:  617.35K.869
                       Morgan Grenfell Investment Trust
                                             811-8006

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SEMDF-1-IN

[LOGO] SCUDDER
       INVESTMENTS




                 Premier Class
Prospectus

                     February 28, 2002, as revised August 19, 2002

                Scudder High Income Plus Fund (formerly
                  Deutsche High Yield Bond Fund)


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

High Income Plus Fund --Premier Class


                      Overview of the High Income
                      Plus Fund

                       3  Goal

                       3  Core Strategy

                       3  Investment Policies and
                          Strategies

                       5  Principal Risks of Investing in
                          the Fund

                       6  Who Should Consider Investing
                          in the Fund

                       7  Total Returns, After Fees and
                          Expenses

                       9  Fees and Expenses of the Fund

                       A Detailed Look at the
                       High Income Plus Fund

                       10  Objectives

                       10  Strategy

                       11  Principal Investments

                       12  Investment Process

                       12  Other Investments

                       14  Risks

                       16  Management of the Fund

                       How to Invest in the Fund

                       19  Buying and Selling Premier
                           Class Shares

                       22  Policies You Should Know About

                       27  Performance Information

                       27  Other Rights We Reserve

                       28  Understanding Distributions
                           and Taxes

                       31  Financial Highlights

Overview of the High Income Plus Fund -- Premier Class

Goal: The Fund seeks high current income and, as a secondary objective, capital appreciation.

Core Strategy: The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers.

Investment Policies and Strategies: The Fund seeks to achieve its goal by investing in a diversified portfolio of high yield fixed income securities (junk bonds) with a dollar weighted effective average portfolio maturity of seven to ten years. In managing the Fund, we generally use both a 'top-down' approach by considering macro trends in the economy and a 'bottom-up' approach by using fundamental credit analysis, to select investments. We focus on careful cash flow and total return analysis, and broad

                           Scudder High Income Plus Fund -- Premier Class  |  3
diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities.

4  |  Scudder High Income Plus Fund -- Premier Class

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Interest rates could increase, causing the prices of fixed income securities to decline, thereby reducing the value of the Fund's portfolio.

         . The lower rated debt securities in which the Fund invests are considered speculative and subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.

         . An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline. This risk is higher for below investment grade fixed income securities.

         . The issuer of a security owned by the Fund could default on its obligation to pay principal and/or interest. This risk is higher for below investment grade fixed income securities.

         . Securities with longer effective maturities, like those in the Fund's portfolio, are more sensitive to interest rate changes than those with shorter effective maturities.

         . The market for below investment grade fixed income securities may be thinner than for higher rated securities, which can adversely affect the prices at which below investment grade fixed income securities are sold and the Fund's ability to dispose of these securities.

         . Deteriorating market conditions in a particular class of fixed income securities or developments in the stock market could also adversely affect the Fund by reducing the relative attractiveness of fixed income securities as an investment.

         . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its value. Foreign securities markets are often less

--------------------------------------------------------------------------------

Effective maturity is the average life of a security. Many fixed income securities have long maturity dates, but shorter average lives. Since these fixed income securities behave according to their average life, and not their maturity date, we estimate the average life and apply an appropriate duration to the security.


                           Scudder High Income Plus Fund -- Premier Class | 5 liquid, more volatile and subject to less government regulation than US securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests.

         . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

Who Should Consider Investing in the Fund

         The High Income Plus Fund--Premier Class requires a minimum investment of $5 million. You may only invest in the class by setting up an account directly with the Fund's transfer agent or through an omnibus account for which Deutsche Asset Management has access to underlying shareholder and trading data. You should consider investing in the High Income Plus Fund if you are seeking to earn current income higher than investment grade bond funds provide over most time periods. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in investment grade bond or money market funds.

         You should not consider investing in the High Income Plus Fund if you are pursuing a short-term financial goal, if you primarily seek capital appreciation or if you cannot tolerate fluctuations in the value of your investments.

         The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests only in investment grade fixed income securities. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


6  |  Scudder High Income Plus Fund -- Premier Class

Total Returns, After Fees and Expenses

The bar chart on this page and the table on the following page can help you evaluate the potential risks of investing in the Fund by showing changes in the Fund's performance. The bar chart shows Premier Class shares' actual total return for each full calendar year since the Fund began selling Premier Class shares. The table compares the average annual return of the Fund's Premier Class shares with that of the CS First Boston High Yield Index over the last year and since inception of Premier Class shares of the Fund. The Index is a passive measure of combined national and international high yield bond market returns. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Premier Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market. It is a model, not an actual portfolio.

         Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]


   2001
   -----
   8.94%

For the period shown in the bar chart, the Fund's highest return of Premier Class shares in any calendar quarter was 8.51% (first quarter 2001) and its lowest quarterly return was -5.56% (third quarter 2001).

                           Scudder High Income Plus Fund -- Premier Class  |  7

 Performance for Periods Ended December 31, 2001
 Average Annual Returns
                                                             Since Inception
                                                     1 Year (October 31, 2000)
 -----------------------------------------------------------------------------
 Premier Class
 Return Before Taxes                                 8.94%         3.69%
 -----------------------------------------------------------------------------
 Premier Class
 Return After Taxes on Distributions                 4.00%        -1.52%
 -----------------------------------------------------------------------------
 Premier Class
 Return After Taxes on Distributions
 and Sale of Fund Shares                             5.42%         0.42%
 -----------------------------------------------------------------------------
 CS First Boston High Yield Index
 (reflects no deduction for fees, expenses or taxes) 5.80%         3.14%
 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

8  |  Scudder High Income Plus Fund -- Premier Class

Fees and Expenses of the Fund


The Annual Fees and Expenses table below describes the fees and expenses that you may pay if you buy and hold Premier Class shares of the High Income Plus Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Premier Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

         Annual Fees and Expenses
                                                         Percentage of
                                                         Average Daily
                                                          Net Assets
         Management Fees                                     0.50%
         -------------------------------------------------------------
         Distribution and/or Service (12b-1) Fees             None
         -------------------------------------------------------------
         Other Expenses                                      0.21%
         -------------------------------------------------------------
         Total Fund Operating Expenses                       0.71%
         -------------------------------------------------------------
         Less: Fee Waivers and/or Expense Reimbursements    -0.21%
         -------------------------------------------------------------
         Net Expenses                                        0.50%/1/
         -------------------------------------------------------------

Expense Example/2/

                        1 Year 3 Years 5 Years 10 Years
                         $51    $206    $374     $863
                        -------------------------------

/1/ The investment advisor and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees and/or reimburse expenses so that expenses will not exceed 0.50%.

/2/ For the first 12 months, the expense example takes into account fee waivers and/or reimbursements.

                           Scudder High Income Plus Fund -- Premier Class  |  9

A Detailed Look at the High Income Plus Fund -- Premier Class

Objectives

         The Fund seeks high current income and, as a secondary objective, capital appreciation. While we seek current income and, to a lesser extent, capital appreciation, we cannot offer any assurance of achieving these objectives. The Fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

Strategy

         In managing the Fund, we generally use both a 'top-down' and a 'bottom-up' approach to select investments. We use a 'top-down' approach by considering macro trends in the economy and a 'bottom-up' approach by using fundamental credit analysis to select investments. We focus on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. We use an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities (junk bonds).

         Portfolio Maturity. We intend to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The Fund's average portfolio maturity may be shortened by certain of the Fund's securities which have floating or variable interest rates or include put features that provide the Fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity.

--------------------------------------------------------------------------------


Maturity measures the time remaining until an issuer must repay a bond's principal in full.


10  |  Scudder High Income Plus Fund -- Premier Class

         The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

Principal Investments

         The Fund invests primarily in US dollar-denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by US and foreign corporations or entities; US and foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their subdivisions. These securities may have all types of interest rate payment and reset terms, including

--------------------------------------------------------------------------------


Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces the value of its securities within a given period. Fixed income funds usually have a higher portfolio turnover rate as a group compared to equity funds because fixed income security maturities contribute to turnover. High turnover can increase the Fund's transaction costs, thereby lowering its returns or increasing your tax liability.

Fixed income securities are rated below investment grade if they are rated below the top four long-term rating categories of a nationally recognized statistical rating organization or, if unrated, are determined to be of equivalent quality by the investment advisor. These securities may be in default and are considered speculative. In the event a fixed income security is rated below investment grade by a nationally recognized statistical rating organization ('NRSRO') and rated investment grade by another NRSRO, we will consider the security to be rated below investment grade.

                          Scudder High Income Plus Fund -- Premier Class | 11 fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, and securities in default.

Investment Process

         The investment process involves using both a 'top-down' approach, first focusing on sector allocations and a 'bottom-up' approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, we:

         . analyze economic conditions for improving or undervalued sectors and industries;

         . use independent credit research and on-site management visits to evaluate individual issues' debt service, growth rate, and both downgrade and upgrade potential;

         . assess new issues versus secondary market opportunities; and

         . seek issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Other Investments

         The Fund may invest up to 25% of its total assets in non-US dollar denominated, below investment grade fixed income securities. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund's investment objectives are not otherwise readily available for purchase. Money market securities include commercial paper, certificates of deposit, banker's acceptances, repurchase agreements and other short-term debt securities. The Fund may also purchase securities on a when-issued basis and engage in short sales.

12  |  Scudder High Income Plus Fund -- Premier Class

         We may also use as secondary investments various instruments commonly known as 'derivatives'. In particular, the Fund may use forward currency transactions and currency options. We may use derivatives:

         . in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index;
         . to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the markets;
         . to hedge against adverse changes in the market value of securities held by or to be bought for the Fund. (Adverse changes may be caused by changing interest rates, security prices or currency exchange rates.);
         . as a substitute for purchasing or selling securities or foreign currencies; or
         . to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

         In non-hedging situations, we may also use derivative contracts to attempt to profit from anticipated market developments.

         The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the investment advisor believes possess volatility characteristics similar to those being hedged.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or bond market events. We could place up to 100% of the Fund's assets in US money market investments, or other short-term bonds that offer comparable safety, if the situation

--------------------------------------------------------------------------------


A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.


Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

                          Scudder High Income Plus Fund -- Premier Class | 13 warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment objectives.

Risks

         Set forth below are the prominent risks associated with investing in below investment grade fixed income securities, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

         Primary risks

         Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

         Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued. Fixed income securities rated below the fourth highest category of a nationally recognized statistical rating organization have speculative characteristics. These securities involve a greater risk of loss than investment grade securities and are more sensitive to changes in the issuer's capacity to pay.

         Maturity Risk. Prices of fixed income securities with longer effective maturities are more volatile because they are more sensitive to interest rate changes than those with shorter effective maturities.

         Pricing Risk. The market for below investment grade fixed income securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the below investment grade fixed income securities are sold. If market quotations are not readily available, or may be unreliable, below investment grade fixed income securities will be valued in accordance with procedures established by and under the general supervision of the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may

14 | Scudder High Income Plus Fund -- Premier Class affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the investment advisor's research and credit analysis are an especially important part of managing securities of this type.

         Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment.

         Foreign Investing. The risks of investing in foreign securities are generally higher than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

         Emerging Market Risk. Because the Fund may invest in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

         Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar amount of income or gain received on these investments. Additionally, a change in economic policy may cause a greater fluctuation in the value of a country's currency than in bonds denominated in that currency. We may, but need not, seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging from time to time.

                          Scudder High Income Plus Fund -- Premier Class  |  15

--------------------------------------------------------------------------------


Currency Management may be used in an attempt to offset investment risks ('hedging') and, where possible, to add to investment returns. Currency management activities include the use of forward contracts and may include the use of other instruments. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

         Secondary risks

         Short Sales. Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains or losses from the sale of securities.

         Derivative Risks. Risks associated with derivatives include:

         . that the derivative is not well correlated with the security for which it is acting as a substitute;

         . that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         . that the Fund cannot sell the derivative because of an illiquid secondary market.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc. ('DeAM, Inc.'), Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

         Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the Fund. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor received 0.50% of the Fund's average daily net assets for its services in the last fiscal year.

         DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $96 billion in assets.

         DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

16  |  Scudder High Income Plus Fund -- Premier Class

         Portfolio manager

         The following portfolio manager is responsible for the day-to-day management of the Fund's investments:

         Andrew Cestone, Director of Deutsche Asset Management.

         . Joined the investment advisor in March 1998.

         . Prior to that, Investment Analyst, Phoenix Investment Partners, from
           1997 to 1998. Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

         Organizational Structure. The Fund is a series of an open-end investment company organized as a Delaware business trust.

         Other Services. DeAM, Inc. provides administrative services for the Fund. In addition, either DeAM, Inc. or your service agent performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

         Investment Company Capital Corporation serves as the Fund's transfer agent ('Transfer Agent'). Investment Company Capital Corporation is an indirect wholly-owned subsidiary of Deutsche Bank AG.

                          Scudder High Income Plus Fund -- Premier Class  |  17

How to Invest in the Fund

The following pages tell you how to invest in the Fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a service agent--for example, a workplace retirement plan, financial supermarket or financial advisor--your service agent may have its own policies or instructions, and you should follow those.

18  |  Scudder High Income Plus Fund -- Premier Class

Buying and Selling Premier Class Shares

         You may buy Premier Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ('service agent'). Contact them for details on how to enter and pay for your order. The Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services. You may also buy Premier Class shares by sending your check (along with a completed Application Form) directly to the Fund. Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

         Investment minimums

         Your initial investment must be at least $5,000,000. The minimum subsequent investment requirement is $1,000,000. The Fund and its service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion.

         How to contact the Transfer Agent

            By Phone:         (800) 621-1048
            --------------------------------------------------------
            First Investments Investment Company Capital Corporation
            By Mail:          c/o Scudder Investments
                              P.O. Box 219356
                              Kansas City, MO 64121-9356
            --------------------------------------------------------
            Additional        Investment Company Capital Corporation
            Investments By    c/o Scudder Investments
            Mail:             P.O. Box 219154
                              Kansas City, MO 64121-9154
            --------------------------------------------------------
            By Overnight      Investment Company Capital Corporation
            Mail:             c/o Scudder Investments
                              811 Main Street
                              Kansas City, MO 64105-2005
            --------------------------------------------------------
            By Fax (for       (800) 821-6234
            exchanging and
            selling shares
            only):
            --------------------------------------------------------

                          Scudder High Income Plus Fund -- Premier Class  |  19

         You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

         How to open your fund account

         Mail: Complete and sign the account application that
               accompanies this prospectus. (You may obtain
               additional applications by calling the Transfer Agent.)
               Mail the completed application along with a check
               payable to Scudder High Income Plus Fund--Premier
               Class--556 to Investment Company Capital
               Corporation. The addresses are shown under 'How to
               contact the Transfer Agent.'
         -------------------------------------------------------------
         Wire: Call the Transfer Agent to set up a wire account.

         Please note that your account cannot become activated until we receive a completed application.

         How to buy and sell shares

         MAIL:

         Buying: Send your check, payable to 'Scudder High Income Plus Fund Premier Class--556,' to the Transfer Agent. The addresses are shown above under 'How to contact the Transfer Agent.' Be sure to include the Fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to 'Scudder Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

         Selling: Send a signed letter to the Transfer Agent with your name, your Fund number and account number, the Fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $5,000,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

20  |  Scudder High Income Plus Fund -- Premier Class

         WIRE:

         Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Transfer Agent at (800) 621-1048 to notify us in advance of a wire transfer purchase. Inform the Transfer Agent representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day following your purchase.

         Bank Name:  Deutsche Bank Trust Company Americas
         -------------------------------------------------------------
         Routing No: 021001033
         -------------------------------------------------------------
         Attn:       Scudder Funds
         -------------------------------------------------------------
         DDA No:     00-226-296
         -------------------------------------------------------------
         FBO:        (Account name)
                     (Account number)
         -------------------------------------------------------------
         Credit:     Scudder High Income Plus Fund--Premier Class--556
         -------------------------------------------------------------

         Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the Fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

         Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Transfer Agent at (800) 621-1048. Inform the Transfer Agent representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The Fund and its service agents reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

                          Scudder High Income Plus Fund -- Premier Class  |  21

         TELEPHONE TRANSACTIONS:

         You may place orders to buy and sell over the phone by calling your service agent or the Transfer Agent at (800) 621-1048. If your shares are in an account with the Transfer Agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Premier Class shares of another Scudder fund by calling the Transfer Agent. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In either case, keep in mind that the information in this prospectus applies only to the Fund's Premier Class. The Fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

22  |  Scudder High Income Plus Fund -- Premier Class

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

                          Scudder High Income Plus Fund -- Premier Class  |  23

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if the Fund determined that your purchase would be detrimental to the interests of its shareholders.

         We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) both the New York Stock Exchange and the Fund's custodian are closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

24  |  Scudder High Income Plus Fund -- Premier Class

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

                          Scudder High Income Plus Fund -- Premier Class  |  25

         How the Fund calculates share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. The price changes may ultimately affect the price of Fund shares the next time the Fund calculates its net asset value.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early, the Fund will calculate its net asset value at the time of closing.


26  |  Scudder High Income Plus Fund -- Premier Class

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $5,000,000 for any reason other than a change in market value

                          Scudder High Income Plus Fund -- Premier Class  |  27

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (The Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) The Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to declare dividends from its net income daily and pay the dividends to shareholders monthly. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

28  |  Scudder High Income Plus Fund -- Premier Class

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions, if any, paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income Dividends                       Ordinary Income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary Income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder fund) is generally a taxable transaction for you:

  Transaction                                 Tax status
  Your sale of shares owned for more than one Generally, long-term capital
  year                                        gains or losses
  ---------------------------------------------------------------------------
  Your sale of shares owned for one year or   Generally, short-term capital
  less                                        gains or losses; losses subject
                                              to special rules
  ---------------------------------------------------------------------------

                          Scudder High Income Plus Fund -- Premier Class  |  29

         Your Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

30  |  Scudder High Income Plus Fund -- Premier Class

Financial Highlights


The table below provides a picture of the Fund's Premier Class shares financial performance for the last fiscal year. The information selected reflects financial results for a single Premier Class share of the Fund./3/ The total returns in the table represent the rate of return that an investor would have earned on an investment in the Premier Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                                       For the Year Ended
                                                                       October 31, 2001/1/

Per share operating performance:
------------------------------------------------------------------------------------------
Net asset value, beginning of year                                            $8.23
------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------
Net investment income                                                          0.98
------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currencies        (0.92)
------------------------------------------------------------------------------------------
Total from investment operations                                               0.06
------------------------------------------------------------------------------------------
Distributions to shareholders
------------------------------------------------------------------------------------------
Net investment income                                                         (0.99)
------------------------------------------------------------------------------------------
Net realized gain from investment transactions                                (0.06)
------------------------------------------------------------------------------------------
Total distributions                                                           (1.05)
------------------------------------------------------------------------------------------
Net asset value, end of year                                                  $7.24
------------------------------------------------------------------------------------------
Total investment return                                                        0.68%
------------------------------------------------------------------------------------------

Supplemental data and ratios:
------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                      $330,849
------------------------------------------------------------------------------------------
Ratios to average net assets:
------------------------------------------------------------------------------------------
Net investment income                                                         12.53%
------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements
(includes interest expense paid by the Fund)                                   0.50%
------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements
(excludes interest expense paid by the Fund)                                   0.50%
------------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements
(includes interest expense paid by the Fund)                                   0.71%
------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         175%/2/
------------------------------------------------------------------------------------------

/1/ Commencement of operations was October 31, 2000.
/2/ Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
/3/ Prior to July 31, 2002, the Fund was named High Yield Bond Fund.

                          Scudder High Income Plus Fund -- Premier Class  |  31

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management

SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090


                      High Income Plus Fund-- CUSIP#
                      Premier Class:          617.35K.547
                      Morgan Grenfell Investment Trust
                                              811-8006

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SHLPF-1-PR

                                    [GRAPHIC]



                 Premier Class
Prospectus

                     February 28, 2002, as revised August 19, 2002

                Scudder International Select Equity Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

International Select Equity Fund -- Premier Class

Overview of the International
Select Equity Fund

 3  Goal

 3  Core Strategy

 3  Investment Policies and Strategies

 5  Principal Risks of Investing in the Fund

 5  Who Should Consider Investing in the Fund

 7  Total Returns, After Fees and Expenses

 9  Annual Fund Operating Expenses

A Detailed Look at the
International Select Equity
Fund

 10 Objective

 10 Strategy

 10 Principal Investments

 11 Investment Process

 11 Other Investments

 13 Risks

 15 Management of the Fund

How to Invest in the Fund

 19 Buying and Selling Premier Class Shares

 22 Policies You Should Know About

 26 Performance Information

 26 Other Rights We Reserve

 27 Understanding Distributions and Taxes

 30 Financial Highlights

Overview of the International Select Equity Fund --
 Premier Class

Goal: The Fund invests for capital appreciation.

Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE(R) Index.

Investment Policies and Strategies: The Fund seeks to achieve its investment objective by investing in a focused list of approximately 30 to 40 stocks that offer, in our opinion, the greatest upside potential on a 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.


                Scudder International Select Equity Fund -- Premier Class  |  3

The Fund follows a strict buy and sell strategy. We begin with a broad universe of equity securities that show long-term prospects for growth. We set for each security a target price objective. The price objective represents our opinion of the intrinsic value of the security. We rank each security based on these target price objectives and purchase the top 30 to 40 securities in the ranking. Stocks are sold when they meet their target price objectives or when we revise price objectives downward.

4  |  Scudder International Select Equity Fund -- Premier Class

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Stocks that the investment advisor has selected could perform poorly.

         . The stock market could perform poorly in one or more of the countries in which the Fund has invested.

         Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

         . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

         . Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

         . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

         . Foreign securities markets are often smaller and less liquid than the US market which may cause the Fund to have more difficulty or higher costs buying or selling securities in those markets.

Who Should Consider Investing in the Fund

         The International Select Equity Fund--Premier Class requires a minimum investment of $5 million. You should consider investing in the Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in more diversified equity funds or in bond or money market funds.

         You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

                Scudder International Select Equity Fund -- Premier Class  |  5

         The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

         An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

6  |  Scudder International Select Equity Fund -- Premier Class

Total Returns, After Fees and Expenses

The bar chart on this page and the table on the following page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Premier Class shares for each full calendar year since it began selling Premier Class shares on February 29, 2000 (its inception date). The table compares the average annual return of the Fund's Premier Class shares with that of the Morgan Stanley Capital International ('MSCI') EAFE(R) Index for the last one year and since inception. The index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Premier Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

The MSCI EAFE(R) Index of major markets in Europe, Australasia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio.


Year-by-Year Returns (each full calendar year since inception)

                                    [CHART]


 2001
-------
-16.34%

For the period shown in the bar chart, the highest return of Premier Class shares in any calendar quarter was 11.17% (fourth quarter 2001) and the lowest quarterly return of Premier Class shares was -14.41% (third quarter 2001).

                Scudder International Select Equity Fund -- Premier Class  |  7

Performance for Periods Ended December 31, 2001
Average Annual Total Returns
                                                                  Since Inception
                                                        1 Year  (February 29, 2000)
-----------------------------------------------------------------------------------
Premier Class
Return Before Taxes                                     -16.34%       -22.93%
-----------------------------------------------------------------------------------
Premier Class
Return After Taxes on Distributions                     -16.33%       -24.57%
-----------------------------------------------------------------------------------
Premier Class
Return After Taxes on Distributions and Sale of
Fund Shares                                              -9.85%       -18.52%
-----------------------------------------------------------------------------------
MSCI EAFE(R) Index/1/ (reflects no deductions for fees,
expenses or taxes)                                      -21.44%       -17.61%
-----------------------------------------------------------------------------------

/1/ MSCI EAFE(R) Index performance is calculated from February 29, 2000.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

8  |  Scudder International Select Equity Fund -- Premier Class

Annual Fund Operating Expenses

(expenses paid from Fund assets)

The Annual Fees and Expenses table below describes the fees and expenses that you may pay if you buy and hold Premier Class shares of the Fund.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in the Premier Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.

Annual Fees and Expenses
                                                             Percentage of
                                                             Average Daily
                                                              Net Assets
Management Fees                                                  0.70%
--------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                            None
--------------------------------------------------------------------------
Other Expenses                                                   0.46%
--------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             1.16%
--------------------------------------------------------------------------
Less: Fee Waivers or Expense Reimbursements                     -0.25%/1/
--------------------------------------------------------------------------
Net Expenses                                                     0.91%
--------------------------------------------------------------------------

Expense Example/2/

     1 Year              3 Years              5 Years            10 Years
       $93                $344                 $614               $1,387
-------------------------------------------------------------------------------

/1/ The investment advisor and the administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of October 31, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 0.90%. This waiver excludes 0.01% of interest charges on fund borrowings.

/2/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

                Scudder International Select Equity Fund -- Premier Class  |  9

A Detailed Look at the International Select Equity Fund -- Premier Class

Objective

         The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Strategy

         We seek to identify a focused list of approximately 30 to 40 companies that offer, in our opinion, the greatest upside potential on a rolling 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Principal Investments

         Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. The Fund primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the Fund's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the Fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

--------------------------------------------------------------------------------

Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call and put options and other rights to acquire stock.


10  |  Scudder International Select Equity Fund -- Premier Class

         The MSCI EAFE(R) Index has a median market capitalization of over $2,810 billion. Under normal market conditions, the Fund invests in securities of issuers with a minimum market capitalization of $500 million.

Investment Process

         The Fund's process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

         Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. We focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

         Based on this fundamental research, we set a target price objective (our opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. We apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the Fund. Stocks are sold when they meet their target price objectives or when we revise price objectives downward. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

Other Investments

         The Fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equity securities.

--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. Recently, the Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.


               Scudder International Select Equity Fund -- Premier Class  |  11

         We may invest in various instruments commonly known as 'derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

         Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

         Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in US or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

--------------------------------------------------------------------------------

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a


12  |  Scudder International Select Equity Fund -- Premier Class

Risks

         Set forth below are some of the prominent risks associated with international investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

         . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

         . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

         . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

               Scudder International Select Equity Fund -- Premier Class  |  13

         . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

         . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time.

         Secondary risks

         Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.

         Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. A small company's shares may be more difficult to sell, particularly when they are performing poorly.

         Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

         . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

14  |  Scudder International Select Equity Fund -- Premier Class

         . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

         . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

         . the use of futures and options for non-hedging purposes involves greater risks than stock investments.

Management of the Fund


         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ('DeAM, Inc.'), Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Limited ('DeAMIS'), Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

         Investment Advisor. Under the supervision of the Board of Trustees, DeAMIS, with headquarters at One Appold Street, London, England, acts as investment advisor for the Fund ('Advisor'). The Fund's investment advisor makes the Fund's investment decisions. The Fund's investment advisor buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor received a fee of 0.70% of the average daily net assets for its services in the last fiscal year.

         DeAMIS provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $6 billion in assets.

         DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

               Scudder International Select Equity Fund -- Premier Class  |  15

         Other Services. DeAM, Inc. provides administrative services for the Funds ('Administrator'). In addition, either DeAM, Inc.--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;


         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement-investment reporting.

         Investment Company Capital Corporation serves as the Fund's transfer agent ('Transfer Agent'). Investment Company Capital Corporation is an indirect wholly-owned subsidiary of Deutsche Bank AG.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

         Alexander Tedder

         . Managing Director, Deutsche Asset Management, and Lead Manager of the Fund.

         . Joined the investment advisor in 1994. Prior to that, was a European analyst and representative for Schroder's.

         . 13 years of investment industry experience.

         . Fluent in German, French, Italian and Spanish.

16  |  Scudder International Select Equity Fund -- Premier Class

         . Masters in Economics and Business Administration from Freiburg
           University.

         Marc Slendebroek

         . Director, Deutsche Asset Management, and Co-Manager of the Fund.

         . Portfolio manager for EAFE Equities: London.

         . Joined Deutsche Investment Management Americas Inc. (formerly,
           Zurich Scudder Investments, Inc.) in 1994 after five years of experience as equity analyst at Kleinwort Benson Securities and at Enskilda Securities.

         . Fluent in English, Dutch, German, Swedish and Norwegian.

         . MA from University of Leiden, Netherlands.

         James Pulsford

         . Managing Director, Deutsche Asset Management, and Co-Manager of the
           Fund.

         . Joined the investment advisor in 1984.

         . 17 years of investment industry experience including 12 years in Tokyo office specializing in small company investment.

         . BA from Oxford University.

         Clare Gray

         . Director, Deutsche Asset Management and Co-Manager of the Fund.

         . Joined the investment advisor in 1993.

         . Ten years of investment industry experience.

         . Chartered Financial Analyst.

         . BS, Cornell University.

         Stuart Kirk

         . Associate Director, Deutsche Asset Management, and Co-Manager of the
           Fund.

         . Joined the investment advisor in 1995.

         . Seven years of investment industry experience.

         . Asia-Pacific analyst.

         . MA from Cambridge University.

               Scudder International Select Equity Fund -- Premier Class  |  17

How to Invest in the Fund

The following pages tell you how to invest in the Fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a service agent--for example, a workplace retirement plan, financial supermarket or financial advisor--your service agent may have its own policies or instructions, and you should follow those.

18  |  Scudder International Select Equity Fund -- Premier Class

Buying and Selling Premier Class Shares

         You may buy Premier Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ('service agent'). Contact them for details on how to enter and pay for your order. The Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services. You may also buy Premier Class shares by sending your check (along with a completed Application Form) directly to the Fund. Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

         Investment minimums

         Your initial investment must be at least $5,000,000. The minimum subsequent investment requirement is $1,000,000. The Fund and its service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion.

         How to contact the Transfer Agent

            By Phone:         (800) 621-1048
            --------------------------------------------------------
            First Investments Investment Company Capital Corporation
            By Mail:          c/o Scudder Investments
                              P.O. Box 219356
                              Kansas City, MO 64121-9356
            --------------------------------------------------------
            Additional        Investment Company Capital Corporation
            Investments By    c/o Scudder Investments
            Mail:             P.O. Box 219154
                              Kansas City, MO 64121-9154
            --------------------------------------------------------
            By Overnight      Investment Company Capital Corporation
            Mail:             c/o Scudder Investments
                              811 Main Street
                              Kansas City, MO 64105-2005
            --------------------------------------------------------
            By Fax (for       (800) 821-6234
            exchanging and
            selling shares
            only):
            --------------------------------------------------------

               Scudder International Select Equity Fund -- Premier Class  |  19

         You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

         How to open your fund account

         Mail: Complete and sign the account application that
               accompanies this prospectus. (You may obtain
               additional applications by calling the Transfer Agent.)
               Mail the completed application along with a check
               payable to International Select Equity Fund--Premier
               Class--599 to Investment Company Capital
               Corporation. The addresses are shown under 'How to
               contact the Transfer Agent.'
         -------------------------------------------------------------
         Wire: Call the Transfer Agent to set up a wire account.

         Please note that your account cannot become activated until we receive a completed application.

         How to buy and sell shares

         MAIL:

         Buying: Send your check, payable to Scudder International Select Equity Fund--Premier Class--599 to the Transfer Agent. The addresses are shown above under 'How to contact the Transfer Agent.' Be sure to include the Fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to 'Scudder Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

         Selling: Send a signed letter to the Transfer Agent with your name, your Fund number and account number, the Fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $5,000,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

20  |  Scudder International Select Equity Fund -- Premier Class

         WIRE:

         Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Transfer Agent at (800) 621-1048 to notify us in advance of a wire transfer purchase. Inform the Transfer Agent representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day following your purchase.

         Bank Name:  Deutsche Bank Trust Company Americas
         --------------------------------------------------------------
         Routing No: 021001033
         --------------------------------------------------------------
         Attn:       Scudder Funds
         --------------------------------------------------------------
         DDA No:     00-226-296
         --------------------------------------------------------------
         FBO:        (Account name) (Account number)
         --------------------------------------------------------------
         Credit:     Scudder International Select Equity
                     Fund-- Premier Class--599
         --------------------------------------------------------------

         Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the Fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

         Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Transfer Agent at (800) 621-1048. Inform the Transfer Agent representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The Fund and its service agents reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

               Scudder International Select Equity Fund -- Premier Class  |  21

         TELEPHONE TRANSACTIONS:

         You may place orders to buy and sell over the phone by calling your service agent or the Transfer Agent at (800) 621-1048. If your shares are in an account with the Transfer Agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Premier Class shares of another Scudder fund by calling the Transfer Agent. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In either case, keep in mind that the information in this prospectus applies only to the Fund's Premier Class. The Fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in

22 | Scudder International Select Equity Funds -- Premier Class the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more.

              Scudder International Select Equity Funds -- Premier Class  |  23

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if the Fund determined that your purchase would be detrimental to the interests of its shareholders.

         We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guar-

24 | Scudder International Select Equity Fund -- Premier Class antee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Fund calculates share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early, the Fund will calculate its net asset value at the time of closing.

              Scudder International Select Equity Funds -- Premier Class | 25 shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. The price changes may ultimately affect the price of Fund shares the next time the Fund calculates its net asset value.

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a

26  |  Scudder International Select Equity Fund -- Premier Class

           90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $5,000,000 for any reason other than a change in market value

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income at least annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

               Scudder International Select Equity Fund -- Premier Class  |  27

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions, if any, paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income Dividends                       Ordinary Income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary Income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

28  |  Scudder International Select Equity Fund -- Premier Class

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder Fund) is generally a taxable transaction for you:

  Transaction                                 Tax status
  Your sale of shares owned for more than one Generally, long-term capital
  year                                        gains or losses
  ---------------------------------------------------------------------------
  Your sale of shares owned for one year or   Generally, short-term capital
  less                                        gains or losses; losses subject
                                              to special rules
  ---------------------------------------------------------------------------

         Your Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

               Scudder International Select Equity Fund -- Premier Class  |  29

Financial Highlights


The table below helps you understand the financial performance of the Premier Class shares of the Fund for the past two fiscal periods. Certain information selected reflects financial results for a single Premier Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Premier Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

Premier Class shares

                                                                       For the Period
                                                        For the      February 29, 2000/1/
                                                       Year Ended          through
                                                    October 31, 2001  October 31, 2000

Per share operating performance:
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                     $21.48             $27.67
-----------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------
Net investment income                                      0.08               0.07
-----------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and
foreign currencies                                        (5.08)             (6.26)
-----------------------------------------------------------------------------------------
Total from investment operations                          (5.00)             (6.19)
-----------------------------------------------------------------------------------------
Distributions to shareholders
-----------------------------------------------------------------------------------------
Net investment income                                     (0.12)                --
-----------------------------------------------------------------------------------------
Net realized gain from investment transactions            (1.99)                --
-----------------------------------------------------------------------------------------
Total distributions                                       (2.11)                --
-----------------------------------------------------------------------------------------
Net asset value, end of period                           $14.37             $21.48
-----------------------------------------------------------------------------------------
Total investment return                                  (25.44)%           (22.37)%
-----------------------------------------------------------------------------------------

Supplemental data and ratios:
-----------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                $159,332           $213,688
-----------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------
Net investment income                                      0.52%              0.56%/2/
-----------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements
(includes interest expense paid by the Fund)               0.91%              0.90%/2/
-----------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements
(excludes interest expense paid by the Fund)               0.90%              0.90%/2/
-----------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements
(includes interest expense paid by the Fund)               1.16%              1.15%/2/
-----------------------------------------------------------------------------------------
Portfolio turnover rate                                     220%               233%
-----------------------------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Annualized.

30  |  Scudder International Select Equity Fund -- Premier Class

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]



[LOGO]

SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090


                    International Select Equity CUSIP#
                    Fund--
                    Premier Class:              617.35K.570
                    Morgan Grenfell Investment Trust
                                                811-8006

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SISEF-1-PR

                                                             Scudder Investments

Supplement dated August 19, 2002 to the Prospectuses dated February 28, 2002, as revised August 19, 2002 for the International Equity Fund - Institutional Class I, International Equity Fund - Institutional Class II, International Equity Fund
- Class A, B and C Shares, International Equity Fund - Investment Class, European Equity Fund - Premier Class, International Select Equity Fund and European Equity Fund - Institutional Class, International Select Equity Fund and European Equity Fund - Investment Class, European Equity Fund - Class A, B and C Shares

The following supplements the `Portfolio Managers' section of the prospectuses for the International Equity Fund (Institutional Class I, Institutional Class II, Class A, B and C Shares and Investment Class) and the European Equity Fund (Premier Class, Institutional Class, Investment Class and Class A, B and C Shares) until October 1, 2002:

Joseph DeSantis, Managing Director, Deutsche Asset Management and Co-Manager of the Fund

..    Oversees all equity portfolio managers based in the Americas region.

..    Joined Deutsche Asset Management, Inc. (formerly, Zurich Scudder
     Investments, Inc.) in 2000.

..    Chief Investment Officer at Chase Trust Bank in Tokyo, Japan, a division of
     Chase Global Asset Management and Mutual Funds (1996-2000).

..    Head of International Equities at Chase in New York (1992-1996).

..    Positions as a portfolio manager at Chase and as the founder, later,
     Investment Strategist at Strategic Research International, Inc.

..    BA from University of Cincinnati.


                PLEASE DISCARD THIS SUPPLEMENT ON OCTOBER 1, 2002



                                                             Scudder Investments
                      A Member of Deutsche Asset Management [Deutsche Bank logo]

                        Supplement dated August 19, 2002
     to the Statement of Additional Information dated June 28, 2002 for the following funds (each a `Fund')

Morgan Grenfell Investment Trust
         Municipal Bond Fund
         Short-Term Municipal Bond Fund
         (collectively, the `Municipal Bonds')

         Fixed Income Fund
         Short-Term Fixed Income Fund
         High Income Plus Fund (formerly, the `High Yield Bond Fund') Total Return Bond Fund
         (collectively, the `Fixed Income Funds')

The following supplements the Statement of Additional Information dated June 28, 2002:

         The High Yield Bond Fund (the `Fund') changed its name to the High Income Plus Fund. All references to the Fund's name in its current prospectus as the High Yield Bond Fund are replaced with the Fund's new name, the High Income Plus Fund.

The following supplements the Statement of Additional Information dated June 28, 2002:

The legal name of the Fund is:            The Fund will also be known as:

Municipal Bond Fund                       Scudder Municipal Bond Fund
Short-Term Municipal Bond Fund            Scudder Short-Term Municipal Bond Fund
Fixed Income Fund                         Scudder Fixed Income Fund
Short-Term Fixed Income Fund              Scudder Short-Term Fixed Income Fund
High Income Plus Fund                     Scudder High Income Plus Fund
Total Return Bond Fund                    Scudder Total Return Bond Fund

Effective August 19, 2002, the following supplements the Statement of Additional Information dated June 28, 2002:

         The address for Investment Company Capital Corporation, the Funds' transfer agent (`Transfer Agent'), is:

                  Investment Company Capital Corporation
                  c/o Scudder Investments
                  811 Main Street
                  Kansas City, MO 64105

Effective August 19, 2002, the following supplements the `Investment Advisory and Other Services' Sub-Section of the `Management of the Trust and Funds' Section of the Statement of Additional Information dated June 28, 2002:

         Effective August 19, 2002, the Deutsche Asset Management funds will be combined with the Scudder family of funds under the Scudder Investments brand. This change will not affect the operations of the Fund, but results in modifications to the presentation of each Fund's prospectuses, periodic reports and other publications on behalf of each Fund.

Effective August 19, 2002, the following supplements the `The Distributor' Sub-Section of the `Management of the Trust and Funds' Section of the Statement of Additional Information dated June 28, 2002:

         Effective August 19, 2002, Scudder Distributors, Inc. (`SDI') will serve as the distributor of each Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of each Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a `Participating Dealer'). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.


Effective August 19, 2002, the following supplements the `Investment Advisory and Other Services' Section, `Portfolio Transactions' Sub-section of the Statement of Additional Information dated June 28, 2002:

         In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Effective August 19, 2002, the following replaces the `Purchase and Redemption of Shares' Section in its entirety in the Statement of Additional Information dated June 28, 2002:

                        PURCHASE AND REDEMPTION OF SHARES

Shares of each Fund are distributed by SDI. Each of the Municipal Bond Fund and Short-Term Municipal Bond Fund offers two classes of shares, Institutional Class and Investment Class shares. The Fixed Income Fund offers five classes of shares, Institutional Class and Investment Class shares, as well as Class A, B and C Shares. The Short-Term Fixed Income Fund offers one class of shares, Institutional Class shares. The High Income Plus Fund offers three classes of shares, Premier Class, Institutional Class and Investment Class shares. The Total Return Bond Fund offers two classes of shares, Institutional Class and Premier Class shares. The following discussion on the purchase and redemption of shares is qualified in its entirety by the availability of a particular share class of a Fund. Each Fund does not offer each class of shares described below.

General information on how to buy shares of each Fund is set forth in `Buying and Selling Fund shares' in each Fund's Prospectuses. The following supplements that information.

Class A, B, and C shares

Fund shares are sold at their public offering price, which is the net asset value per share next determined after an order is received in proper form, plus, with respect to Class A shares, an initial sales charge. Class A shares are sold subject to an annual Rule 12b-1 distribution fee of 0.25%. Class B shares and Class C shares are sold subject to an annual Rule 12b-1 distribution fee of 0.75%. Class B and C shares are also subject to an annual 0.25% shareholder servicing fee. The minimum initial investment for Class A, B or C shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for an Individual Retirement Account is $500 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion. Each Fund may waive the minimum for purchases by a current or former director or trustee of Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

Purchase of Class A, B and C Shares

Investors may invest in each Fund's Class A, B and C shares by establishing a shareholder account directly with the Fund's Transfer Agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent.

Alternative Purchase Arrangements

Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution and shareholder servicing fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                            Annual 12b-1
                                                          Distribution Fee
                                                         (as a % of average
                               Sales Charge               daily net assets)                Other Information
                               ------------               -----------------                -----------------

Class A           Maximum initial sales charge of 4.50%           0.25%           Initial sales charge waived or reduced
                  of the public offering price*                                   for certain purchases

Class B           Maximum contingent deferred sales               0.75%           Class B shares also deduct a 0.25%
                  charge of 4% of redemption proceeds;                            shareholder servicing fee from Class
                  declines to zero after six years                                assets each year.  Class B shares
                                                                                  convert to Class A shares six years
                                                                                  after issuance

Class C           Contingent deferred sales charge of             0.75%           Class C shares also deduct a 0.25%
                  1% of redemption proceeds for                                   shareholder servicing fee from Class
                  redemptions made during first year                              assets each year.  Class C shares do
                  after purchase                                                  not have a conversion feature.


* Class A shares purchased at net asset value under the `Large Order NAV Purchase Privilege' may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed within the second year of purchase.

Due to the desire of the Trust's management to afford ease of redemption, certificates will not be issued to indicate ownership of each Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 1.5% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                     Sales Charge
                                                                     ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of     As a Percentage of     As a Percentage of
Amount of Purchase                            Offering Price       Net Asset Value*        Offering Price
------------------                         ------------------     ------------------     ------------------

Less than $100,000                               4.50%                 4.71%                  4.00%
$100,000 but less than $250,000                  3.50%                 3.63%                  3.00%
$250,000 but less than $500,000                  2.60%                 2.67%                  2.25%
$500,000 but less than $1 million                2.00%                 2.04%                  1.75%
$1 million and over                              0.00%**               0.00%**                0.00%***



*        Rounded to the nearest one-hundredth percent.

**       Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by SDI as discussed below.

Each Fund receives the entire net asset value of all its Class A shares sold. SDI, the Fund's Distributor, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, SDI may reallow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of each Fund may be purchased without sales charges by: (a) any purchaser provided that the amount invested in such Fund or other Scudder Funds listed under `Special Features -- Class A Shares -- Combined Purchases' totals at least $1,000,000 including purchases of Class A shares pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features described under `Special Features;' (the `Large Order NAV Purchase Privilege'); or (b) a participant-directed qualified retirement plan described in Code
Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees. Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege.'

SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of each Fund without sales charges in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

           Compensation Schedule #1/(1)/              Compensation Schedule #2/(2)/     Compensation Schedule #3/(2)(3)/
           ----------------------------              -----------------------------     --------------------------------
                                       As a                                As a                               As a
                                   Percentage of       Amount of       Percentage of       Amount of      Percentage of
Amount of Shares Sold             Net Asset Value     Shares Sold     Net Asset Value     Shares Sold    Net Asset Value
---------------------             ---------------     -----------     ---------------     -----------    ---------------

$1 million to $5 million               1.00%       Under $15 million       0.75%       Over $15 million    0.25-0.50%

Over $5 million to $50 million         0.50%              --                --               --                --

Over $50 million                       0.25%              --                --               --                --

 /(1)/ The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through the Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in each Fund and other funds listed under `Special Features -- Class A Shares -- Combined Purchases,' including purchases pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features referred to above.

/(2)/ Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from `Compensation Schedule #2' to `Compensation Schedule #3' is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

/(3)/ Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff, the number of non-Scudder funds the plan chooses, and the per participant record keeping fee, can increase the fee paid up to 0.50%.

The privilege of purchasing Class A shares of each Fund without sales charges under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of each Fund or of any other Scudder Funds listed under `Special Features -- Class A Shares -- Combined Purchases' may be purchased without sales charges in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. Ill.). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase without sales charges under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed without sales charges pursuant to this privilege specifically identifying the purchaser as a member of the `Tabankin Class.' Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares without sales charges pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of each Fund without sales charges under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of each Fund may be purchased without sales charges in any amount by certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of up to 0.50% of the amount of Class A shares purchased.

Class A shares may be sold without sales charges in any amount to: (a) a current or former director or trustee of Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the funds; (b) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding section (a); (c) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (d) persons who purchase shares of each Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold without sales charges in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase each Fund's Class A shares without sales charges hereunder. Class A shares may be sold without sales charges in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase each Fund's Class A shares without sales charges through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of each Fund may be sold without sales charges through certain investment advisors registered under the 1940 Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. Each Fund may also issue Class A shares without sales charges in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

The sales charge scale is applicable to purchases made at one time by any `purchaser' which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group must be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares.'

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See `Distribution of Fund Shares.'

Class B shares of each Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of each Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge --

Class C Shares.' SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See `Management of the Trust and Fund.'

Purchase of Institutional, Investment, and Premier Class Shares. Information on how to buy shares is set forth in the section entitled `Buying and Selling Shares' in the relevant Fund's prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. The minimum initial investment for the Premier Class shares is $5,000,000, and the minimum subsequent investment is $1,000,000. These minimum amounts may be changed at any time in management's discretion.


                                                            Annual 12b-1
                                                          Distribution Fees
                                                         (as a % of average
                               Sales Charge                daily net assets)               Other Information
                               ------------               ------------------               -----------------
Investment                          None                           0.25%                       Not applicable
Class

In order to make an initial investment in Investment Class shares of the Fund, an investor must establish an account with a service organization. Investors may invest in Premier and Institutional Class shares by setting up an account directly with each Fund's Transfer Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's Transfer Agent should submit purchase and redemption orders as described in the prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Premier, Institutional and Investment Class shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of each Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Signature Guarantees. Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

         Your redemption is for greater than $100,000 worth of shares,

         Your account registration has changed within the last 15 days,

         The check is being mailed to a different address than the one on your account (record address),

         The check is being made payable to someone other than the account owner(s),

         The redemption proceeds are being transferred to a fund account with a different registration, or

         You wish to have redemption proceeds wired to a non-pre-designated bank account.

You should be able to obtain a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can not get a signature guarantee from a notary public and we must be provided the original guarantee, not a photocopy.

Which Arrangement Is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares.

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors alone with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will not be accepted with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Transfer Agent (Flex Plans). Orders for Class B shares or Class C shares for Flex Plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) will not be accepted in such classes but will instead be invested in Class A shares without sales charges when the combined subaccount value in each

Fund or other Eligible Funds or other plan investments listed under `Special Features -- Class A shares -- Combined Purchases' is in excess of $5 million including purchases pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features described under `Special Features.' For purposes of redirecting contributions, Flex Plan values will be calculated annually.

Flex Plans that satisfy each of the conditions described below may direct the Transfer Agent to convert plan assets invested in Class B shares to Class A shares without incurring a contingent deferred sales charge. In order to qualify for the preceding conversion privilege, a Flex Plan must satisfy each of the following conditions: (1) the plan must have an aggregate balance of $2 million in plan assets invested in Eligible Funds or other investments maintained on the subaccount recordkeeping system of the Transfer Agent; (2) the plan must have elected to purchase Class A shares of the Eligible Funds without sales charges for future contributions to be invested in Eligible Funds; and (3) the plan must have been using the subaccount recordkeeping system of the Transfer Agent for at least four years. When eligible, Flex Plan sponsors must elect in writing to the Transfer Agent in order to convert plan assets from Class B shares to Class A shares.

Flex Plans set-up after October 1, 2002 will automatically begin purchasing Class A shares without sales charges once the Flex Plan's assets reach $1 million. The current level for automatic Class A share purchases is $5 million. Flex Plans with Class B or C shares assets between $1 and $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all Flex Plans with assets over $1 million must begin purchasing Class A shares.

For more information about these sales arrangements, consult your financial representative or the Transfer Agent. In particular, for information concerning the eligibility of investors to purchase Class A shares without sales charges, see `Purchase and Redemption of Shares -- Initial Sales Charge Alternative' and for information on special rules for aggregating assets of Flex Plans for eligibility for the Combined Purchase and related features, see `Special Features -- Class A Shares -- Combined Purchases.' Financial services firms may receive different compensation depending upon which class of shares they sell. Institutional Class shares are available to certain eligible investors, as described in the relevant prospectus.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. SDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

SDI may, from time to time, pay or allow to firms up to a 1% commission on the amount of shares of each Fund sold under the following conditions: (i) the purchased shares are held in a Deutsche or Scudder IRA account; (ii) the shares are purchased as a direct `roll over' of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company; (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of each Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of each Fund, or other funds underwritten by SDI.

Orders for the purchase of shares of each Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by the Transfer Agent of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value (see `Net Asset Value') and received in good order by the Transfer Agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (`trade date'). Each Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Transfer Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Transfer Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.

A `Business Day' means any day on which The New York Stock Exchange (the `NYSE') is open. For an investor who has a shareholder account with the Fund, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

Each Fund reserves the right to withdraw all or any part of the offering made by the Fund's prospectus and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received the Fund's prospectus.

Redemption or Repurchase of Shares

General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's Transfer Agent, the shareholder may redeem such shares by sending a written request and, if required, a signature guarantee to Scudder Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder(s) with signatures guaranteed. (See `Purchase and Redemption of Shares - Signature Guarantee' Section.) The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner(s). Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, directors, trustees or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Transfer Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven calendar days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, QuickSell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased without sales charges under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see `Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares'), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see `Contingent Deferred Sales Charge -- Class B Shares' below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see `Contingent Deferred Sales Charge -- Class C Shares' below).

Each Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

If the value of your account falls below the minimum account balance requirement for the respective class, the Fund reserves the right to redeem your shares or close your account after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

Shareholders can request the following telephone privileges: redemption by wire and QuickSell transactions (see `Special Features') and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Transfer Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholders of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under `General' above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Transfer Agent with signatures guaranteed. Telephone requests may be made by calling
(800) 621-1048. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail or make an online redemption. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to the Transfer Agent, which the Fund has authorized to act as its agent. There is no charge with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by the Transfer Agent. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see `Net Asset Value') and received by the Transfer Agent prior to the close of the Transfer Agent's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Redemption by Wire. If the account holder has given or the account holders have given authorization for wire redemption to the account holder's or account holders' brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single account previously designated by the account holder(s). Requests received by the Transfer Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Fund share effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Transfer Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048 or in writing, subject to the limitations on liability described under `General' above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Transfer Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the redemption by wire privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. Note a shareholder who redeems Class A shares also may be charged a short-term redemption fee if the Fund imposes a short-term redemption fee. (See `Policies About Transactions' Section in the Fund's Prospectus.) The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Transfer Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

       Year of Redemption                  Contingent Deferred
       After Purchase                          Sales Charge
       ------------------                  -------------------
       First                                        4%
       Second                                       3%
       Third                                        3%
       Fourth                                       2%
       Fifth                                        2%
       Sixth                                        1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to an automatic withdrawal plan (see `Special Features -- Automatic Withdrawal Plan' below), (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Deutsche or Scudder IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Transfer Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan (limited to 12% of the net asset value of the account during the first year, see `Special Features -- Automatic Withdrawal Plan'); (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Transfer Agent; (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and (h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2001 will be eligible for the second year's charge if redeemed on or after March 1, 2002. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of the Fund or any fund listed under `Special Features -- Class A Shares -- Combined Purchases' (other than shares of the Scudder Cash Reserves Fund or Scudder Cash Reserve Prime Shares purchased directly without sales charges) may reinvest up to the full amount redeemed without sales charges at the time of the reinvestment in Class A shares of the Fund or of the listed funds under `Special Features -- Class A Shares -- Combined Purchases'. A shareholder of the Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see `Purchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares') or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed without sales charges at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of the Fund. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, without sales charges in Class A shares of the Fund or of the funds listed under `Special Features -- Class A Shares -- Combined Purchases.' Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for funds available for sale in the shareholder's state of residence as listed under `Special Features -- Exchange Privilege.' The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of the Funds' shares, the reinvestment in the same Fund may be subject to the `wash sale' rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind

Although it is each Fund's present policy to redeem in cash, the Fund may satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, taking such securities at the same value used to determine net asset value. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption also would not be as liquid as a redemption entirely in cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a share at the beginning of the period.

Special Features

Class A Shares -- Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Scudder 21st Century Growth Fund, Scudder Aggressive Growth Fund, Scudder Blue Chip Fund, Scudder California Tax-Free Income Fund, Scudder Capital Growth Fund, Scudder Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Cash Reserve Prime Shares (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Contrarian Fund, Scudder-Dreman Financial Services Fund, Scudder Global Discovery Fund, Scudder-Dreman High Return Equity Fund, Scudder Dynamic Growth Fund, Scudder Emerging Markets Income Fund, Scudder Florida Tax-Free Income Fund, Scudder Focus Growth Fund, Scudder Focus Value Plus Growth Fund, Scudder Global Fund, Scudder Global Bond Fund, Scudder Gold and Precious Metals Fund, Scudder Growth and Income Fund, Scudder Health Care Fund, Scudder High-Yield Fund (to be renamed `Scudder High Income Fund' on or about October 7, 2002), Scudder High-Yield Opportunity Fund (to be renamed `Scudder High Income Opportunity Fund' on or about October 29, 2002), Scudder High-Yield Tax-Free Fund, Scudder Income Fund, Scudder International Fund, Scudder Large Company Growth Fund, Scudder Large Company Value Fund, Scudder Managed Municipal Bonds, Scudder Massachusetts Tax-Free Fund, Scudder Medium-Term Tax-Free Fund, Scudder New Europe Fund, Inc., Scudder New York Tax-Free Income Fund, Scudder Pathway Series -- Conservative Portfolio, Scudder Pathway Series -- Growth Portfolio, Scudder Pathway Series -- Moderate Portfolio, Scudder S&P 500 Stock Fund, Scudder-Dreman Small Cap Value Fund, Scudder Small Company Stock Fund, Scudder Strategic Income Fund, Scudder Target Fund (series are subject to a limited offering period), Scudder Technology Fund, Scudder Technology Innovation Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, Scudder Flag Investors Value Builder Fund, Scudder Flag Investors Equity Partners Fund, Scudder Growth Opportunity Fund, Scudder Top 50 US Fund, Scudder International Equity Fund, Scudder International Select Equity Fund, Scudder European Equity Fund, Scudder Flag Investors Communications Fund, Scudder Global Biotechnology Fund, Scudder Real Estate Securities Fund, Scudder Fixed Income Fund, Scudder Micro Cap Fund, Scudder Mid Cap Fund, Scudder Small Cap Fund, Scudder Japanese Equity Fund (`Scudder Funds'). Except as noted below, there is no combined purchase credit for direct purchases of shares of Scudder Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund or Investors Cash Trust (`Money Market Funds'), which are not considered a `Scudder Fund' for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Scudder Investments Service Company may include: (a) Money Market Funds as `Scudder Funds,' (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Scudder Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent (`Letter') provided by the SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Transfer Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an `accumulation credit' toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of the Fund are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of each Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Fund being purchased, the value of all Class A shares of the above mentioned Scudder Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Transfer Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B, Class C, Investment, Institutional, and Premier Class shares may exchange their shares for shares of the corresponding class, if available, of Scudder Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Scudder Funds and shares of the Money Market Funds listed under `Special Features -- Class A Shares -- Combined Purchases' above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Class A shares of each Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Scudder Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of each Fund and Class B shares of any Scudder Fund listed under `Special Features -- Class A Shares -- Combined Purchases' may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of each Fund and Class C shares of any Scudder Fund listed under `Special Features -- Class A Shares -- Combined Purchases,' which sells Class C shares, may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, amounts exchanged retain their cost and purchase date.

Investment Class Shares. Shareholders of each Fund's Investment Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Institutional Class Shares. Shareholders of each Fund's Institutional Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Premier Class Shares. Shareholders of each Fund's Premier Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

General. Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the `15-Day Hold Policy'). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares) acquired by exchange from another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the Fund. The Fund specifically reserves the right to refuse your order if it is part of a multiple purchase or exchange request that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a `market timing' strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of the investment and your background and the background of any other investors or dealers involved. In particular, a pattern of exchanges that coincides with a `market-timing' strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to Investment Company Capital Corporation, c/o Scudder Investments, Attention: Exchange Department, P.O. Box 219557, Kansas City, Missouri 64121-9557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048, subject to the limitations on liability under `Redemption or Repurchase of Shares -- General.' Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change to this privilege will be provided.

Automatic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Scudder Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. If selected, exchanges will be made automatically until the shareholder or the Scudder Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under `Exchange Privilege.' This privilege may not be used for the exchange of shares held in certificated form.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem shares (minimum $50 and maximum $250,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in QuickBuy and QuickSell, the shareholder authorizes the Transfer Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under `Redemption or Repurchase of Shares -- General.' Once enrolled in QuickBuy and QuickSell, a shareholder can initiate a transaction by calling Shareholder Services toll free at (800) 621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to

Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination will become effective as soon as the Transfer Agent has had a reasonable amount of time to act upon the request. QuickBuy and QuickSell cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts (`IRAs').

Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (`Direct Deposit'), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Transfer Agent has received the request. The Fund may immediately terminate a shareholder's plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $50. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under an automatic withdrawal plan is 12% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested without sales charges. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. SDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class

B shares and Class C shares made pursuant to an automatic withdrawal plan. The automatic withdrawal plan may be amended on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered Retirement Plans. The Transfer Agent provides retirement plan services and documents and the Transfer Agent can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts. This includes Savings Incentive Match Plan for Employees of Small Employers (`SIMPLE'), Simplified Employee Pension Plan (`SEP') IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Transfer Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting `preferential dividends' under the Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

Effective August 19, 2002, the following supplements the `General Information About the Trust' Section in the Statement of Additional Information dated June 28, 2002:

         The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable.

         Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See `Special Features -- Class A Shares -- Combined Purchases' for a list of such other Funds. To use this privilege of investing dividends of the Fund in shares of another

         Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund automatically will reinvest dividend checks (and future dividends) in shares of that same Fund and class unless the shareholder requests payment in cash at the time the application is completed. The Fund also will reinvest dividend checks in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Effective August 19, 2002, replace the first paragraph of the `Net Asset Value'
Section in the Statement of Additional Information dated June 28, 2002 with the following:

                                 NET ASSET VALUE

         The net asset value per share of each class of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the `Exchange') on each day the Exchange is open for trading. If the NYSE closes early, the Fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Effective August 19, 2002, the following supplements the `Additional Information' Section in the Statement of Additional Information dated June 28, 2002:

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access -- Scudder Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Funds' personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Other Information

The CUSIP numbers for each class of the Fund are:



Municipal Bond Fund                                          Institutional Class: 61735K810
                                                             Investment Class:    61735K737

Short-Term Municipal Bond Fund                               Institutional Class: 61735K794
                                                             Investment Class:    61735K729

Fixed Income Fund                                            Class A: 61735K422
                                                             Class B: 61735K414
                                                             Class C: 61735K398
                                                             Institutional Class: 61735K836
                                                             Investment Class:    61735K760

Short-Term Fixed Income Fund                                 Institutional Class: 61735K828

High Income Plus Fund (formerly `High Yield                  Institutional Class: 61735K646
Bond Fund')                                                  Investment Class:    61735K596
                                                             Premier Class:       61735K547

Total Return Bond Fund                                       Institutional Class: 61735K562
                                                             Premier Class:       61735K554

Each Fund has a fiscal year ending October 31st.

Each Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

The Trust has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

Effective August 19 through September 2, 2002, the following paragraph supplements the section entitled `Code of Ethics':

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes permit access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Codes' preclearance requirements. In addition, the Codes also provide for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Codes also prohibit short-term trading profits and personal investment in initial public offerings and require prior approval with respect to purchases of securities in private placements.

Effective September 3, 2002, the following paragraph supplements the section entitled `Code of Ethics':

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (`Consolidated Code'). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The following replaces the `Information Concerning Trustees and Officers' table in the `Trustees and Officers' Sub-Section, `Management of the Trust and Funds' Section of the Statement of Additional Information dated June 28, 2002:

On July 31, 2002, the shareholders of the Trust and each Fund approved the election of new Trustees and executive officers. The following information is provided for each Trustee and officer.

                              TRUSTEES AND OFFICERS


                                                                                                                Number of
                                                                                                                Funds in the
                        Position with the                                                                       Fund Complex
                        Trust and Length        Business Experience and Directorships During the                to be Overseen
Name and Birth Date     of Time Served          Past 5 Years                                                    by Trustee/1/

Independent
Trustee
-----------
Richard R. Burt         Trustee since 2002.     Chairman, IEP Advisors, Inc. (July 1998 to present);                  80
2/3/47                                          Chairman of the Board, Weirton Steel Corporation/2/
                                                (April 1996 to present); Member of the Board,
                                                Hollinger International, Inc./2/ (publishing) (1995 to
                                                present), HCL Technologies Limited (information
                                                technology) (April 1999 to present), UBS Mutual
                                                Funds (formerly known as Brinson and Mitchell
                                                Hutchins families of funds) (1995 to present)
                                                (registered investment companies); and Member,
                                                Textron Inc./2/ International Advisory Council
                                                (July 1996 to present). Formerly, Partner, McKinsey &
                                                Company (consulting)(1991-1994) and US Chief
                                                Negotiator in Strategic Arms Reduction Talks
                                                (START) with former Soviet Union and US
                                                Ambassador to the Federal Republic of Germany
                                                (1985-1991); Member of the Board, Homestake
                                                Mining/2/ (mining and exploration)(1998-February
                                                2001), Archer Daniels Midland Company/2/
                                                (agribusiness operations) (October 1996-June 2001)
                                                and Anchor Gaming (gaming software and equipment)
                                                (March 1999-December 2001).

S. Leland Dill          Trustee since 2002.     Trustee, Phoenix Zweig Series Trust (since September                  78
3/28/30                                         1989), Phoenix Euclid Market Neutral Funds (since
                                                May 1998)(registered investment companies); Retired
                                                (since 1986). Formerly, Partner, KPMG Peat Marwick
                                                (June 1956-June 1986); Director, Vintners
                                                International Company Inc. (June 1989-May 1992),
                                                Coutts (USA) International (January 1992-March
                                                2000), Coutts Trust Holdings Ltd., Coutts Group
                                                (March 1991-March 1999) and General Partner, Pemco
                                                (investment company) (June 1979-June 1986).

Martin J. Gruber        Trustee since 2002.     Nomura Professor of Finance, Leonard N. Stern School                  79
7/15/37                                         of Business, New York University (since 1964);
                                                Trustee, CREF (since 2000); Director, S.G. Cowen
                                                Mutual Funds (1985-2001), Japan Equity Fund, Inc.
                                                (since 1992), Thai Capital Fund, Inc. (2000 to present)
                                                and Singapore Fund, Inc. (since 2000) (registered
                                                investment companies).


                                                                                                                    Number of Funds
                                                                                                                      in the Fund
                                                                                                                     Complex to be
                            Position with the Trust   Business Experience and Directorships                         Overseen by
Name and Birth Date         and Length of Time Served   During the Past 5 Years                                        Trustee/1/
Richard J. Herring          Trustee since 2002.         Jacob Safra Professor of International                             78
2/18/46                                                 Banking and Professor, Finance Department,
                                                        The Wharton School, University of Pennsylvania
                                                        (since 1972); Director, Lauder Institute of
                                                        International Management Studies (since 2000);
                                                        Co-Director, Wharton Financial Institutions
                                                        Center (since 2000) and Vice Dean and Director,
                                                        Wharton Undergraduate Division (1995-2000).

Joseph R. Hardiman          Trustee since 2002.         Private Equity Investor (1997 to present); Director,               76
5/27/37                                                 Soundview Technology Group Inc. (investment banking) (July
                                                        1998 to present), Corvis Corporation/2/ (optical networking equipment) (July 2000 to present), Brown Investment
                                                        Advisory & Trust Company (investment advisor) (February
                                                        2001 to present), The Nevis Fund (registered investment
                                                        company) (July 1999 to present), and ISI Family of Funds
                                                        (registered investment companies) (March 1998 to present).
                                                        Formerly, Director, Circon Corp. 2 (medical instruments)
                                                        (November 1998-January 1999); President and Chief Executive
                                                        Officer, The National Association of Securities Dealers,
                                                        Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief
                                                        Operating Officer of Alex. Brown & Sons Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1985-1987) and General
                                                        Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank
                                                        Securities Inc.) (1976-1985).

Graham E. Jones             Trustee since 1993.         Senior Vice President, BGK Properties, Inc. (commercial            78
1/31/33                                                 real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of
                                                        22 open-end mutual funds managed by Sun Capital Advisers,
                                                        Inc. (since 1998).

Rebecca W. Rimel            Trustee since 2002.         President and Chief Executive Officer, The Pew Charitable          78
4/10/51                                                 Trusts (charitable foundation) (1994 to present).
                                                        Formerly, Executive Director, The Pew Charitable Trusts
                                                        (1988 to 1994); Director, ISI Family of Funds
                                                        (registered investment companies)(1997 to 1999);
                                                        and Director and Executive Vice President, The Glenmede
                                                        Trust Company (investment trust and wealth management)
                                                        (1994 to 2000).

                                                                                                                    Number of
                                                                                                                    Funds in the
                            Position with the                                                                       Fund Complex
                            Trust and Length            Business Experience and Directorships During the            to be Overseen
Name and Birth Date         of Time Served              Past 5 Years                                                by Trustee/1/
Philip Saunders, Jr.        Trustee since 2002.         Principal, Philip Saunders Associates (Economic and             78
10/11/35                                                Financial Consulting) (since 1998). Formerly,
                                                        Director, Financial Industry Consulting, Wolf &
                                                        Company (1987-1988); President, John Hancock
                                                        Home Mortgage Corporation (1984-1986); Senior Vice
                                                        President of Treasury and Financial Services, John
                                                        Hancock Mutual Life Insurance Company, Inc. (1982-1986).

William N. Searcy           Trustee since 1993.         Pension & Savings Trust Officer, Sprint Corporation/2/            78
9/3/46                                                  (telecommunications) (since 1989); Trustee of 22
                                                        open-end mutual funds managed by Sun Capital
                                                        Advisers, Inc. (since 1998).

Robert H. Wadsworth         Trustee since 2002.         President, Robert H. Wadsworth Associates, Inc.                 81
1/29/40                                                 (consulting firm) (1982 to present); President and
                                                        Director, Trust for Investment Managers (registered
                                                        investment company) (1999 to present).  Formerly,
                                                        President, Investment Company Administration, L.L.C.
                                                        (1992*-July 2001); President, Treasurer and Director,
                                                        First Fund Distributors, Inc. (1990-January 2002); Vice
                                                        President, Professionally Managed Portfolios (1999-2002)
                                                        and Advisors Series Trust(1997-2002) (registered investment companies); and President, Guinness Flight Investment
                                                        Funds, Inc. (registered investment companies).
                                                        * Inception date of the corporation which was the
                                                        predecessor to the LLC.

Interested Trustee
------------------

Richard T. Hale/3/          Trustee since 2002 and      Managing Director, Deutsche Bank Securities Inc.                78
7/17/45                     President since 1999.       (formerly Deutsche Banc Alex. Brown Inc.) and
                                                        Deutsche Asset Management (1999 to present);
                                                        Director and President, Investment Company Capital
                                                        Corp. (registered investment advisor)(1996 to
                                                        present); President, DB Hedge Strategies Fund LLC
                                                        (registered investment company) (June 2002 to present);
                                                        Director, Deutsche Global Funds, Ltd. (2000 to present),
                                                        CABEI Fund (2000 to present), North American Income Fund
                                                        (2000 to present) (registered investment companies);
                                                        Vice President, Deutsche Asset Management, Inc.
                                                        (2000 to present). Chartered Financial Analyst.
                                                        Formerly, Director, ISI Family of Funds
                                                        (registered investment companies) (1992-1999).


Name and Birth Date         Position with the           Business Experience and Directorships During the
                            Trust and Length            Past 5 Years
                            of Time Served

Officers
--------

Richard T. Hale             President since 1999.       See information provided under Interested Trustee.
7/17/45

Amy M. Olmert               Assistant Treasurer since   Director, Deutsche Asset Management (January 1999 to
5/14/63                     1999.                       present); Certified Public Accountant (1989 to present).
                                                        Formerly, Vice President, BT Alex. Brown Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1997-1999); Senior Manager,
                                                        Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                                                        (1992-1997).
Charles A. Rizzo            Treasurer since 2000.       Director, Deutsche Asset Management (April 2000 to
8/5/57                                                  present); Certified Public Accountant; Certified Management
                                                        Accountant.  Formerly, Vice President and Department Head,
                                                        BT Alex. Brown Incorporated (now Deutsche Bank Securities
                                                        Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P.
                                                        (now PricewaterhouseCoopers LLP) (1993-1998).
Daniel O. Hirsch            Secretary since 1999.       Managing Director, Deutsche Asset Management (2002 to
3/27/54                                                 present) and Director, Global Funds Ltd. (2002 to
                                                        present).  Formerly, Director, Deutsche Asset Management
                                                        (1999-2002), Principal, BT Alex. Brown Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1998-1999); Assistant
                                                        General Counsel, United States Securities and Exchange
                                                        Commission (1993-1998).
Jeffrey A. Engelsman        Vice President and AML      Vice President, Deutsche Asset Management (1999 to
9/28/67                     Compliance Officer since    present).  Formerly, Attorney, Great-West Life & Annuity
                            2002.                       Insurance Company (1995 to 1999).
Bruce A. Rosenblum          Assistant Secretary since   Director, Deutsche Asset Management since 2002.  Formerly,
9/14/60                     2002.                       Vice President, Deutsche Asset Management (2000-2002);
                                                        Partner, Freedman, Levy, Kroll & Simonds (1994-2000);
                                                        Counsel to Commissioner J. Carter Beese, Staff Attorney,
                                                        Divisions of Enforcement and Corporation Finance,
                                                        Securities and Exchange Commission (1986-1994).

-----------
1 As of July 30, 2002, the total number of Funds in the Fund Complex is 84.
2 A publicly held company with securities registered pursuant to Section
  12 of the Securities Exchange Act of 1934.
3 Mr. Hale is a director who is an `interested person' within the meaning of
  Section 2(a)(19) of the 1940 Act. Mr.Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

Ms. Olmert and Messrs. Engelsman, Hale, Hirsch, Rizzo, and Rosenblum also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

                        Supplement dated August 19, 2002
       to the Statements of Additional Information for the following funds
                                (each a 'Fund')

Morgan Grenfell Investment Trust

     Micro Cap Fund, Statement of Additional Information dated January 28, 2002, as revised June 28, 2002

     International Select Equity Fund, Statement of Additional Information dated February 28, 2002

     European Equity Fund, Statement of Additional Information dated February 28, 2002

     Emerging Markets Equity Fund, Statement of Additional Information dated February 28, 2002

     Emerging Markets Debt Fund, Statement of Additional Information dated February 28, 2002

Effective August 19, 2002, the following supplements the Statements of Additional Information for each Fund:

The legal name of the Fund is:        The Fund will also be known as:

Micro Cap Fund                        Scudder Micro Cap Fund
International Select Equity Fund      Scudder International Select Equity Fund
European Equity Fund                  Scudder European Equity Fund
Emerging Markets Equity Fund          Scudder Emerging Markets Equity Fund
Emerging Markets Debt Fund            Scudder Emerging Markets Debt Fund

The following supplements the Statement of Additional Information dated February 28, 2002 for the Emerging Markets Equity Fund:

     The Emerging Markets Equity Fund ceased offering for sale Institutional Class shares on July 29, 2002. On July 27, 2002, the Board of Trustees approved closing the Fund on or about September 30, 2002.

The following supplements the "Investment Objectives, Policies and Restrictions" Section for the Statement of Additional Information dated February 28, 2002 for the Emerging Markets Debt Fund:

     The Fund may invest in up to 10% of its total assets in credit default swaps to sell protection on sovereign credit exposure as measured by the notional value of the sovereign bond. A credit default swap is a contract between a buyer and a seller of protection against the default of a third party. The buyer of protection pays the seller a fixed, regular fee. In the case of a credit event, the seller of protection will fully compensate the buyer.

Effective August 19, 2002, the following supplements the Statement of Additional Information for each Fund:

     The address for Investment Company Capital Corporation, the Funds' transfer agent ('Transfer Agent'), is:

         Investment Company Capital Corporation
         c/o Scudder Investments
         811 Main Street
         Kansas City, MO 64105

Effective August 19, 2002, the following supplements the Statement of Additional Information for each Fund:

         Effective August 19, 2002, the Deutsche Asset Management funds will be combined with the Scudder family of funds under the Scudder Investments brand. This change will not affect the operations of the Fund, but results in modifications to the presentation of each Fund's prospectuses, periodic reports and other publications on behalf of each Fund.

Effective August 19, 2002, the following supplements the 'The Distributor' Sub-Section of the Statement of Additional Information for each Fund:

         Effective August 19, 2002, Scudder Distributors, Inc. ('SDI') will serve as the distributor of each Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of each Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a 'Participating Dealer'). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago,
         IL 60606.

Effective August 19, 2002, the following supplements the 'Portfolio Transactions' or 'Portfolio Transactions and Brokerage Commissions' Sub-Section of the Statement of Additional Information for each Fund:

         In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Effective August 19, 2002, the following replaces the 'Purchase and Redemption of Shares' Section in its entirety in the Statement of Additional Information for each Fund:

                        PURCHASE AND REDEMPTION OF SHARES

Shares of each Fund are distributed by SDI. The Micro Cap Fund offers five classes of shares, Institutional Class, Investment Class, as well as Class A, B and C Shares. The International Select Equity Fund and the European Equity Fund each offer six classes of shares, Institutional Class, Investment Class, Premier Class, as well as Class A, B and C Shares. The Emerging Markets Equity Fund and the Emerging Markets Debt Fund each offer one class of shares, Institutional Class shares. The following discussion on the purchase and redemption of shares is qualified in its entirety by the availability of a particular share class of a Fund. Each Fund does not offer each class of shares described below.

General information on how to buy shares of each Fund is set forth in 'Buying and Selling Fund shares' in each Fund's Prospectuses. The following supplements that information.

Class A, B, and C shares

Fund shares are sold at their public offering price, which is the net asset value per share next determined after an order is received in proper form, plus, with respect to Class A shares, an initial sales charge. Class A shares are sold subject to an annual Rule 12b-1 distribution fee of 0.25%. Class B shares and Class C shares are sold subject to an annual Rule 12b-1 distribution fee of 0.75%. Class B and C shares are also subject to an annual 0.25% shareholder servicing fee. The minimum initial investment for Class A, B or C shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for an Individual Retirement Account is $500 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion. Each Fund may waive the minimum for purchases by a current or former director or trustee of Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

Purchase of Class A, B and C Shares

Investors may invest in each Fund's Class A, B and C shares by establishing a shareholder account directly with the Fund's Transfer Agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent.

Alternative Purchase Arrangements

Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution and shareholder servicing fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.


                                               Annual 12b-1
                                              Distribution Fee
                                             (as a % of average
                 Sales Charge                 daily net assets)         Other Information
                 ------------                ------------------         -----------------

Class A   Maximum initial sales charge           0.25%             Initial sales charge waived or
          of 5.75% of the public offering                          reduced for certain purchases
          price*

Class B   Maximum contingent deferred            0.75%             Class B shares also deduct a 0.25%
          sales charge of 4% of                                    shareholder servicing fee from Class
          redemption proceeds; declines                            assets each year.  Class B shares
          to zero after six years                                  convert to Class A shares six years
                                                                   after issuance


Class C   Contingent deferred sales              0.75%             Class C shares also deduct a 0.25%
          charge of 1% of redemption                               shareholder servicing fee from Class
          proceeds for redemptions made                            assets each year.  Class C shares do
          during first year after purchase                         not have a conversion feature.



* Class A shares purchased at net asset value under the 'Large Order NAV Purchase Privilege' may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed within the second year of purchase.

Due to the desire of the Trust's management to afford ease of redemption, certificates will not be issued to indicate ownership of each Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 1.5% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.


                                                                       Sales Charge
                                                                       ------------

                                              As a                                          Allowed to Dealers
                                         Percentage of            As a Percentage of         As a Percentage
Amount of Purchase                       Offering Price            Net Asset Value*          of Offering Price
------------------                       --------------           -----------------         -------------------

Less than $50,000                             5.75%                      6.10%                    5.20%
$50,000 but less than $100,000                4.50%                      4.71%                    4.00%
$100,000 but less than $250,000               3.50%                      3.63%                    3.00%
$250,000 but less than $500,000               2.60%                      2.67%                    2.25%
$500,000 but less than $1 million             2.00%                      2.04%                    1.75%
$1 million and over                           0.00%**                    0.00%**                  0.00%***


*    Rounded to the nearest one-hundredth percent.

**   Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***  Commission is payable by SDI as discussed below.

Each Fund receives the entire net asset value of all its Class A shares sold. SDI, the Fund's Distributor, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, SDI may reallow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of each Fund may be purchased without sales charges by: (a) any purchaser provided that the amount invested in such Fund or other Scudder Funds listed under 'Special Features -- Class A Shares -- Combined Purchases' totals at least $1,000,000 including purchases of Class A shares pursuant to the 'Combined Purchases,' 'Letter of Intent' and 'Cumulative Discount' features described under 'Special Features;' (the 'Large Order NAV Purchase Privilege'); or (b) a participant-directed qualified retirement plan described in Code
Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees. Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See 'Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege.'

SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of eachFund without sales charges in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

           Compensation Schedule #1/(1)/                Compensation Schedule #2/(2)/    Compensation Schedule #3/(2)(3)/
           ---------------------------                  ---------------------------      --------------------------------
                                                                            As a
                                       As a                            Percentage of                          As a
                                   Percentage of       Amount of         Net Asset        Amount of       Percentage of
Amount of Shares Sold             Net Asset Value     Shares Sold          Value         Shares Sold     Net Asset Value
---------------------             ---------------     -----------      --------------    -----------     ---------------

$1 million to $5 million               1.00%       Under $15 million       0.75%       Over $15 million    0.25-0.50%

Over $5 million to $50 million         0.50%              --                --               --                --

Over $50 million                       0.25%              --                --               --                --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through the Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in each Fund and other funds listed under 'Special Features -- Class A Shares -- Combined Purchases,' including purchases pursuant to the 'Combined Purchases,' 'Letter of Intent' and 'Cumulative Discount' features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from 'Compensation Schedule #2' to 'Compensation Schedule #3' is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff, the number of non-Scudder funds the plan chooses, and the per participant record keeping fee, can increase the fee paid up to 0.50%.

The privilege of purchasing Class A shares of each Fund without sales charges under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of each Fund or of any other Scudder Funds listed under 'Special Features -- Class A Shares -- Combined Purchases' may be purchased without sales charges in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. Ill.). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase without sales charges under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed without sales charges pursuant to this privilege specifically identifying the purchaser as a member of the 'Tabankin Class.' Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares without sales charges pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of each Fund without sales charges under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of each Fund may be purchased without sales charges in any amount by certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of up to 0.50% of the amount of Class A shares purchased.

Class A shares may be sold without sales charges in any amount to: (a) a current or former director or trustee of Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the funds; (b) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding section (a); (c) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (d) persons who purchase shares of each Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold without sales charges in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase each Fund's Class A shares without sales charges hereunder. Class A shares may be sold without sales charges in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase each Fund's Class A shares without sales charges through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of each Fund may be sold without sales charges through certain investment advisors registered under the 1940 Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. Each Fund may also issue Class A shares without sales charges in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

The sales charge scale is applicable to purchases made at one time by any 'purchaser' which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group must be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See 'Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares.'

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See 'Distribution of Fund Shares.'

Class B shares of each Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of each Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See 'Purchase and Redemption of Shares -- Contingent Deferred Sales Charge --

Class C Shares.' SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See Investment Advisory and Other Services.'

Purchase of Institutional, Investment, and Premier Class Shares. Information on how to buy shares is set forth in the section entitled 'Buying and Selling Shares' in the relevant Fund's prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. The minimum initial investment for the Premier Class shares is $5,000,000, and the minimum subsequent investment is $1,000,000. These minimum amounts may be changed at any time in management's discretion.

                                          Annual 12b-1
                                        Distribution Fees
                                       (as a % of average
                     Sales Charge       daily net assets)      Other Information
                     ------------      ------------------      -----------------

Investment Class         None                 0.25%              Not applicable

In order to make an initial investment in Investment Class shares of the Fund, an investor must establish an account with a service organization. Investors may invest in Premier and Institutional Class shares by setting up an account directly with each Fund's Transfer Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's Transfer Agent should submit purchase and redemption orders as described in the prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Premier, Institutional and Investment Class shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of each Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Signature Guarantees. Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

     Your redemption is for greater than $100,000 worth of shares,

     Your account registration has changed within the last 15 days,

     The check is being mailed to a different address than the one on your account (record address),

     The check is being made payable to someone other than the account owner(s),

     The redemption proceeds are being transferred to a fund account with a different registration, or

     You wish to have redemption proceeds wired to a non-pre-designated bank account.

You should be able to obtain a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can not get a signature guarantee from a notary public and we must be provided the original guarantee, not a photocopy.

Which Arrangement Is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares.

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors alone with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will not be accepted with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Transfer Agent (Flex Plans). Orders for Class B shares or Class C shares for Flex Plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) will not be accepted in such classes but will instead be invested in Class A shares without sales charges when the combined subaccount value in each

Fund or other Eligible Funds or other plan investments listed under 'Special Features -- Class A shares -- Combined Purchases' is in excess of $5 million including purchases pursuant to the 'Combined Purchases,' 'Letter of Intent' and 'Cumulative Discount' features described under 'Special Features.' For purposes of redirecting contributions, Flex Plan values will be calculated annually.

Flex Plans that satisfy each of the conditions described below may direct the Transfer Agent to convert plan assets invested in Class B shares to Class A shares without incurring a contingent deferred sales charge. In order to qualify for the preceding conversion privilege, a Flex Plan must satisfy each of the following conditions: (1) the plan must have an aggregate balance of $2 million in plan assets invested in Eligible Funds or other investments maintained on the subaccount recordkeeping system of the Transfer Agent; (2) the plan must have elected to purchase Class A shares of the Eligible Funds without sales charges for future contributions to be invested in Eligible Funds; and (3) the plan must have been using the subaccount recordkeeping system of the Transfer Agent for at least four years. When eligible, Flex Plan sponsors must elect in writing to the Transfer Agent in order to convert plan assets from Class B shares to Class A shares.

Flex Plans set-up after October 1, 2002 will automatically begin purchasing Class A shares without sales charges once the Flex Plan's assets reach $1 million. The current level for automatic Class A share purchases is $5 million. Flex Plans with Class B or C shares assets between $1 and $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all Flex Plans with assets over $1 million must begin purchasing Class A shares.

For more information about these sales arrangements, consult your financial representative or the Transfer Agent. In particular, for information concerning the eligibility of investors to purchase Class A shares without sales charges, see 'Purchase and Redemption of Shares - Initial Sales Charge Alternative' and for information on special rules for aggregating assets of Flex Plans for eligibility for the Combined Purchase and related features, see 'Special Features -- Class A Shares -- Combined Purchases.' Financial services firms may receive different compensation depending upon which class of shares they sell. Institutional Class shares are available to certain eligible investors, as described in the relevant prospectus.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. SDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

SDI may, from time to time, pay or allow to firms up to a 1% commission on the amount of shares of each Fund sold under the following conditions: (i) the purchased shares are held in a Deutsche or Scudder IRA account; (ii) the shares are purchased as a direct 'roll over' of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company; (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of each Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of each Fund, or other funds underwritten by SDI.

Orders for the purchase of shares of each Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by the Transfer Agent of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value (see 'Net Asset Value') and received in good order by the Transfer Agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ('trade date'). Each Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Transfer Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Transfer Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.

A 'Business Day' means any day on which The New York Stock Exchange (the 'NYSE') is open. For an investor who has a shareholder account with the Fund, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

Each Fund reserves the right to withdraw all or any part of the offering made by the Fund's prospectus and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received the Fund's prospectus.

Redemption or Repurchase of Shares

General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's Transfer Agent, the shareholder may redeem such shares by sending a written request and, if required, a signature guarantee to Scudder Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder(s) with signatures guaranteed. (See 'Purchase and Redemption of Shares - Signature Guarantee' Section.) The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner(s). Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, directors, trustees or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Transfer Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven calendar days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, QuickSell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased without sales charges under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see 'Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares'), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see 'Contingent Deferred Sales Charge -- Class B Shares' below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see 'Contingent Deferred Sales Charge -- Class C Shares' below).

Each Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

If the value of your account falls below the minimum account balance requirement for the respective class, the Fund reserves the right to redeem your shares or close your account after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

Shareholders can request the following telephone privileges: redemption by wire and QuickSell transactions (see 'Special Features') and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Transfer Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholders of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under 'General' above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Transfer Agent with signatures guaranteed. Telephone requests may be made by calling
(800) 621-1048. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail or make an online redemption. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to the Transfer Agent, which the Fund has authorized to act as its agent. There is no charge with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by the Transfer Agent. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see 'Net Asset Value') and received by the Transfer Agent prior to the close of the Transfer Agent's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Redemption by Wire. If the account holder has given or the account holders have given authorization for wire redemption to the account holder's or account holders' brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single account previously designated by the account holder(s). Requests received by the Transfer Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Fund share effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Transfer Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048 or in writing, subject to the limitations on liability described under 'General' above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Transfer Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the redemption by wire privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. Note a shareholder who redeems Class A shares also may be charged a short-term redemption fee if the Fund imposes a short-term redemption fee. (See 'Policies About Transactions' Section in the Fund's Prospectus.) The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Transfer Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

          Year of Redemption             Contingent Deferred
          After Purchase                     Sales Charge
          --------------                     ------------
          First                                   4%
          Second                                  3%
          Third                                   3%
          Fourth                                  2%
          Fifth                                   2%
          Sixth                                   1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to an automatic withdrawal plan (see 'Special Features -- Automatic Withdrawal Plan' below), (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Deutsche or Scudder IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Transfer Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan (limited to 12% of the net asset value of the account during the first year, see 'Special Features -- Automatic Withdrawal Plan'); (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Transfer Agent; (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and (h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2001 will be eligible for the second year's charge if redeemed on or after March 1, 2002. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of the Fund or any fund listed under 'Special Features -- Class A Shares -- Combined Purchases' (other than shares of the Scudder Cash Reserves Fund or Scudder Cash Reserve Prime Shares purchased directly without sales charges) may reinvest up to the full amount redeemed without sales charges at the time of the reinvestment in Class A shares of the Fund or of the listed funds under 'Special Features -- Class A Shares -- Combined Purchases'. A shareholder of the Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see 'Purchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares') or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed without sales charges at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of the Fund. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, without sales charges in Class A shares of the Fund or of the funds listed under 'Special Features -- Class A Shares -- Combined Purchases.' Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for funds available for sale in the shareholder's state of residence as listed under 'Special Features -- Exchange Privilege.' The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of the Funds' shares, the reinvestment in the same Fund may be subject to the 'wash sale' rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind

Although it is each Fund's present policy to redeem in cash, the Fund may satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, taking such securities at the same value used to determine net asset value. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption also would not be as liquid as a redemption entirely in cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a share at the beginning of the period.

Special Features

Class A Shares -- Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Scudder 21st Century Growth Fund, Scudder Aggressive Growth Fund, Scudder Blue Chip Fund, Scudder California Tax-Free Income Fund, Scudder Capital Growth Fund, Scudder Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Cash Reserve Prime Shares (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Contrarian Fund, Scudder-Dreman Financial Services Fund, Scudder Global Discovery Fund, Scudder-Dreman High Return Equity Fund, Scudder Dynamic Growth Fund, Scudder Emerging Markets Income Fund, Scudder Florida Tax-Free Income Fund, Scudder Focus Growth Fund, Scudder Focus Value Plus Growth Fund, Scudder Global Fund, Scudder Global Bond Fund, Scudder Gold and Precious Metals Fund, Scudder Growth and Income Fund, Scudder Health Care Fund, Scudder High-Yield Fund (to be renamed 'Scudder High Income Fund' on or about October 7, 2002), Scudder High-Yield Opportunity Fund (to be renamed 'Scudder High Income Opportunity Fund' on or about October 29, 2002), Scudder High-Yield Tax-Free Fund, Scudder Income Fund, Scudder International Fund, Scudder Large Company Growth Fund, Scudder Large Company Value Fund, Scudder Managed Municipal Bonds, Scudder Massachusetts Tax-Free Fund, Scudder Medium-Term Tax-Free Fund, Scudder New Europe Fund, Inc., Scudder New York Tax-Free Income Fund, Scudder Pathway Series -- Conservative Portfolio, Scudder Pathway Series -- Growth Portfolio, Scudder Pathway Series -- Moderate Portfolio, Scudder S&P 500 Stock Fund, Scudder-Dreman Small Cap Value Fund, Scudder Small Company Stock Fund, Scudder Strategic Income Fund, Scudder Target Fund (series are subject to a limited offering period), Scudder Technology Fund, Scudder Technology Innovation Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, Scudder Flag Investors Value Builder Fund, Scudder Flag Investors Equity Partners Fund, Scudder Growth Opportunity Fund, Scudder Top 50 US Fund, Scudder International Equity Fund, Scudder International Select Equity Fund, Scudder European Equity Fund, Scudder Flag Investors Communications Fund, Scudder Global Biotechnology Fund, Scudder Real Estate Securities Fund, Scudder Fixed Income Fund, Scudder Micro Cap Fund, Scudder Mid Cap Fund, Scudder Small Cap Fund, Scudder Japanese Equity Fund ('Scudder Funds'). Except as noted below, there is no combined purchase credit for direct purchases of shares of Scudder Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund or Investors Cash Trust ('Money Market Funds'), which are not considered a 'Scudder Fund' for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Scudder Investments Service Company may include: (a) Money Market Funds as 'Scudder Funds,' (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Scudder Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ('Letter') provided by the SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Transfer Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an 'accumulation credit' toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of the Fund are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of each Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Fund being purchased, the value of all Class A shares of the above mentioned Scudder Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Transfer Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B, Class C, Investment, Institutional, and Premier Class shares may exchange their shares for shares of the corresponding class, if available, of Scudder Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Scudder Funds and shares of the Money Market Funds listed under 'Special Features -- Class A Shares -- Combined Purchases' above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Class A shares of each Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Scudder Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of each Fund and Class B shares of any Scudder Fund listed under 'Special Features -- Class A Shares -- Combined Purchases' may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of each Fund and Class C shares of any Scudder Fund listed under 'Special Features -- Class A Shares -- Combined Purchases,' which sells Class C shares, may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, amounts exchanged retain their cost and purchase date.

Investment Class Shares. Shareholders of each Fund's Investment Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Institutional Class Shares. Shareholders of each Fund's Institutional Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Premier Class Shares. Shareholders of each Fund's Premier Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

General. Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the '15-Day Hold Policy'). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares) acquired by exchange from another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the Fund. The Fund specifically reserves the right to refuse your order if it is part of a multiple purchase or exchange request that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a 'market timing' strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of the investment and your background and the background of any other investors or dealers involved. In particular, a pattern of exchanges that coincides with a 'market-timing' strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to Investment Company Capital Corporation, c/o Scudder Investments, Attention: Exchange Department, P.O. Box 219557, Kansas City, Missouri 64121-9557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048, subject to the limitations on liability under 'Redemption or Repurchase of Shares -- General.' Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change to this privilege will be provided.

Automatic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Scudder Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. If selected, exchanges will be made automatically until the shareholder or the Scudder Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under 'Exchange Privilege.' This privilege may not be used for the exchange of shares held in certificated form.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem shares (minimum $50 and maximum $250,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in QuickBuy and QuickSell, the shareholder authorizes the Transfer Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under 'Redemption or Repurchase of Shares -- General.' Once enrolled in QuickBuy and QuickSell, a shareholder can initiate a transaction by calling Shareholder Services toll free at (800) 621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to

Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination will become effective as soon as the Transfer Agent has had a reasonable amount of time to act upon the request. QuickBuy and QuickSell cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ('IRAs').

Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ('Direct Deposit'), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Transfer Agent has received the request. The Fund may immediately terminate a shareholder's plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $50. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under an automatic withdrawal plan is 12% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested without sales charges. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. SDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class

B shares and Class C shares made pursuant to an automatic withdrawal plan. The automatic withdrawal plan may be amended on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered Retirement Plans. The Transfer Agent provides retirement plan services and documents and the Transfer Agent can establish investor accounts in any of the following types of retirement plans:

..    Traditional, Roth and Education Individual Retirement Accounts. This
     includes Savings Incentive Match Plan for Employees of Small Employers ('SIMPLE'), Simplified Employee Pension Plan ('SEP') IRA accounts and prototype documents.

..    403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

..    Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Transfer Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting 'preferential dividends' under the Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.




Effective August 19, 2002, replace the first paragraph of the 'Net Asset Value' or 'Valuation of Securities' Section in the Statement of Additional Information for each Fund:

                                   NET ASSET VALUE

     The net asset value per share of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the 'Exchange') on each day the Exchange is open for trading. If the NYSE closes early, the Fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.


Effective August 19, 2002, the following supplements the 'Additional Information' Section in the Statement of Additional Information dated February 28, 2002 for the International Select Equity Fund, the European Equity Fund, the Emerging Markets Equity Fund and the Emerging Markets Debt Fund. The following is added as a new section to the Statement of Additional Information dated January 28, 2002, as revised June 28, 2002 for the Micro Cap Fund:

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access -- Scudder Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Funds' personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See 'Special Features -- Class A Shares -- Combined Purchases' for a list of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund automatically will reinvest dividend checks (and future dividends) in shares of that same Fund and class unless the shareholder requests payment in cash at the time the application is completed. The Fund also will reinvest dividend checks in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Other Information

The CUSIP numbers for each class of the Funds are:

 Micro Cap Fund                                  Institutional Class: 61735K786
                                                 Investment Class: 61735K778
                                                 Class A Shares: 61735K455
                                                 Class B Shares: 61735K448
                                                 Class C Shares: 61735K430
 International Select Equity Fund                Institutional Class: 61735K604
                                                 Investment Class: 61735K695
                                                 Premier Class: 61735K570
                                                 Class A Shares: 61735K489
                                                 Class B Shares: 61735K471
                                                 Class C Shares: 61735K463
 European Equity Fund                            Institutional Class: 61735K307
                                                 Investment Class: 61735K679
                                                 Premier Class: 61732K39
                                                 Class A Shares: 61735K521
                                                 Class B Shares: 61735K513
                                                 Class C Shares: 61735K497


 Emerging Markets Equity Fund                    Institutional Class: 61735K109

 Emerging Markets Debt Fund                      Institutional Class: 232748238


The Micro Cap Fund has a fiscal year ending September 30th.

The International Select Equity Fund, the European Equity Fund, the Emerging Markets Equity Fund and the Emerging Markets Debt Fund each has a fiscal year ending October 31st.

Each Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

The Trust has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

Effective August 19 through September 2, 2002, the following paragraph supplements the section entitled 'Code of Ethics':

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes permit access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Codes' preclearance requirements. In addition, the Codes also provide for trading 'blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Codes also prohibit short-term trading profits and personal investment in initial public offerings and require prior approval with respect to purchases of securities in private placements.

Effective September 3, 2002, the following paragraph supplements the section entitled 'Code of Ethics':

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act ('Consolidated Code'). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading 'blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The following replaces the 'Information Concerning Trustees and Officers' table in the 'Trustees and Officers' Sub-Section of the Statement of Additional Information for each Fund:

On July 30, 2002, the shareholders of the Trust and each Fund approved the election of new Trustees and executive officers. The following information is provided for each Trustee and officer.

                              TRUSTEES AND OFFICERS

                                                                                                                     Number of
                                                                                                                     Funds in the
                                                                                                                     Fund Complex
                                                                                                                     to be Overseen
                            Position with the Trust    Business Experience and Directorships During the              by Trustee/1/
Name and Birth Date         and Length of Time Served  Past 5 Years

Independent
Trustee

Richard R. Burt             Trustee since 2002.         Chairman, IEP Advisors, Inc. (July 1998 to present);              80
2/3/47                                                  Chairman of the Board, Weirton Steel Corporation/2/ (April
                                                        1996 to present); Member of the Board, Hollinger
                                                        International, Inc./2/ (publishing) (1995 to present), HCL
                                                        Technologies Limited (information technology) (April 1999
                                                        to present), UBS Mutual Funds (formerly known as Brinson
                                                        and Mitchell Hutchins families of funds) (1995 to present)
                                                        (registered investment companies); and Member, Textron
                                                        Inc./2/ International Advisory Council (July 1996 to
                                                        present). Formerly, Partner, McKinsey & Company (consulting)
                                                        (1991-1994) and US Chief Negotiator in Strategic Arms
                                                        Reduction Talks (START) with former Soviet Union and US
                                                        Ambassador to the Federal Republic of Germany (1985-1991);
                                                        Member of the Board, Homestake Mining/2/ (mining and
                                                        exploration) (1998-February 2001), Archer Daniels Midland
                                                        Company/2/ (agribusiness operations) (October 1996-June
                                                        2001) and Anchor Gaming (gaming software and equipment)
                                                        (March 1999-December 2001).

S. Leland Dill              Trustee since 2002.         Trustee, Phoenix Zweig Series Trust (since September 1989),       78
3/28/30                                                 Phoenix Euclid Market Neutral Funds (since May 1998)
                                                        (registered investment companies); Retired (since 1986).
                                                        Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986);
                                                        Director, Vintners International Company Inc. (June 1989-
                                                        May 1992), Coutts (USA) International (January 1992-
                                                        March 2000), Coutts Trust Holdings Ltd., Coutts Group (March
                                                        1991-March 1999) and General Partner, Pemco (investment
                                                        company) (June 1979-June 1986).

Martin J. Gruber            Trustee since 2002.         Nomura Professor of Finance, Leonard N. Stern School of           79
7/15/37                                                 Business, New York University (since 1964); Trustee, CREF
                                                        (since 2000); Director, S.G. Cowen Mutual Funds (1985-2001),
                                                        Japan Equity Fund, Inc. (since 1992), Thai Capital Fund,
                                                        Inc. (2000 to present) and Singapore Fund, Inc. (since 2000)
                                                        (registered investment companies).

                                                                                                                     Number of
                                                                                                                     Funds in the
                            Position with the                                                                        Fund Complex
                            Trust and Length of         Business Experience and Directorships During the             to be Overseen
Name and Birth Date         Time Served                 Past 5 Years                                                 by Trustee/1/
Richard J. Herring          Trustee since 2002.         Jacob Safra Professor of International Banking and                78
2/18/46                                                 Professor, Finance Department, The Wharton School,
                                                        University of Pennsylvania (since 1972); Director, Lauder
                                                        Institute of International Management Studies (since 2000);
                                                        Co-Director, Wharton Financial Institutions Center (since
                                                        2000) and Vice Dean and Director, Wharton Undergraduate
                                                        Division (1995-2000).

Joseph R. Hardiman          Trustee since 2002.         Private Equity Investor (1997 to present); Director,              76
5/27/37                                                 Soundview Technology Group Inc. (investment banking) (July
                                                        1998 to present), Corvis Corporation/2/ (optical networking equipment) (July 2000 to present), Brown Investment
                                                        Advisory & Trust Company (investment advisor) (February
                                                        2001 to present), The Nevis Fund (registered investment
                                                        company) (July 1999 to present), and ISI Family of Funds
                                                        (registered investment companies) (March 1998 to present).
                                                        Formerly, Director, Circon Corp./2/ (medical instruments)
                                                        (November 1998-January 1999); President and Chief Executive
                                                        Officer, The National Association of Securities Dealers,
                                                        Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief
                                                        Operating Officer of Alex. Brown & Sons Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1985-1987) and General
                                                        Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank
                                                        Securities Inc.) (1976-1985).

Graham E. Jones             Trustee since 1993.         Senior Vice President, BGK Properties, Inc. (commercial           78
1/31/33                                                 real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of
                                                        22 open-end mutual funds managed by Sun Capital Advisers,
                                                        Inc. (since 1998).

Rebecca W. Rimel            Trustee since 2002.         President and Chief Executive Officer, The Pew Charitable         78
4/10/51                                                 Trusts (charitable foundation) (1994 to present).
                                                        Formerly, Executive Director, The Pew Charitable Trusts
                                                        (1988 to 1994); Director, ISI Family of Funds (registered
                                                        investment companies) (1997 to 1999); and Director and
                                                        Executive Vice President, The Glenmede Trust Company
                                                        (investment trust and wealth management) (1994 to 2000).

                                       30





                                                                                                                     Number of
                                                                                                                     Funds in the
                                                                                                                     Fund Complex
                            Position with the  Trust    Business Experience and Directorships During the Past 5      to be Overseen
Name and Birth Date         and Length of Time Served   Years                                                        by Trustee/1/

Philip Saunders, Jr.        Trustee since 2002.         Principal, Philip Saunders Associates (Economic and               78
10/11/35                                                Financial Consulting) (since 1998).  Formerly, Director,
                                                        Financial Industry Consulting, Wolf & Company (1987-1988);
                                                        President, John Hancock Home Mortgage Corporation
                                                        (1984-1986); Senior Vice President of Treasury and Financial
                                                        Services, John Hancock Mutual Life Insurance Company, Inc.
                                                        (1982-1986).

William N. Searcy           Trustee since 1993.         Pension & Savings Trust Officer, Sprint Corporation/2/            78
9/3/46                                                  (telecommunications) (since 1989); Trustee of 22 open-end
                                                        mutual funds managed by Sun Capital Advisers, Inc. (since
                                                        1998).

Robert H. Wadsworth         Trustee since 2002.         President, Robert H. Wadsworth Associates, Inc. (consulting       81
1/29/40                                                 firm) (1982 to present); President and Director, Trust for
                                                        Investment Managers (registered investment company) (1999
                                                        to present).  Formerly, President, Investment Company
                                                        Administration, L.L.C. (1992*-July 2001); President,
                                                        Treasurer and Director, First Fund Distributors, Inc.
                                                        (1990-January 2002); Vice President, Professionally Managed
                                                        Portfolios (1999-2002) and Advisors Series Trust
                                                        (1997-2002) (registered investment companies); and
                                                        President, Guinness Flight Investment Funds, Inc.
                                                        (registered investment companies).
                                                        * Inception date of the corporation which was the
                                                        predecessor to the LLC.
Interested Trustee

Richard T. Hale/3/          Trustee since 2002 and      Managing Director, Deutsche Bank Securities Inc. (formerly        78
7/17/45                     President since 1999.       Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
                                                        Management (1999 to present); Director and President,
                                                        Investment Company Capital Corp.(registered investment
                                                        advisor) (1996 to present); President, DB Hedge Strategies
                                                        Fund LLC (registered investment company June 2002 to
                                                        present); Director, Deutsche Global Funds, Ltd. (2000 to
                                                        present), CABEI Fund (2000 to present), North American Income
                                                        Fund (2000 to present)(registered investment companies); Vice
                                                        President, Deutsche Asset Management, Inc. (2000 to present).
                                                        Chartered Financial Analyst. Formerly, Director, ISI Family
                                                        of Funds (registered investment companies) (1992-1999).

Name and Birth Date         Position with the           Business Experience and Directorships During the
                            Trust and Length of         Past 5 Years
                            Time Served
Officers
--------

Richard T. Hale             President since 1999.       See information provided under Interested Trustee.
7/17/45

Amy M. Olmert               Assistant Treasurer         Director, Deutsche Asset Management (January 1999 to
5/14/63                     since 1999.                 present); Certified Public Accountant (1989 to present).
                                                        Formerly, Vice President, BT Alex. Brown Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1997-1999); Senior Manager,
                                                        Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                                                        (1992-1997).

Charles A. Rizzo            Treasurer since 2000.       Director, Deutsche Asset Management (April 2000 to
8/5/57                                                  present); Certified Public Accountant; Certified Management
                                                        Accountant. Formerly, Vice President and Department Head,
                                                        BT Alex. Brown Incorporated (now Deutsche Bank Securities
                                                        Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P.
                                                        (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch            Secretary since 1999.       Managing Director, Deutsche Asset Management (2002 to
3/27/54                                                 present) and Director, Global Funds Ltd. (2002 to
                                                        present). Formerly, Director, Deutsche Asset Management
                                                        (1999-2002), Principal, BT Alex. Brown Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1998-1999); Assistant
                                                        General Counsel, United States Securities and Exchange
                                                        Commission (1993-1998).

Jeffrey A. Engelsman        Vice President and          Vice President, Deutsche Asset Management (1999 to
9/28/67                     AML Compliance              present). Formerly, Attorney, Great-West Life & Annuity
                            Officer since 2002.         Insurance Company (1995 to 1999).

Bruce A. Rosenblum          Assistant Secretary         Director, Deutsche Asset Management since 2002. Formerly,
9/14/60                     since 2002.                 Vice President, Deutsche Asset Management (2000-2002);
                                                        Partner, Freedman, Levy, Kroll & Simonds (1994-2000);
                                                        Counsel to Commissioner J. Carter Beese, Staff Attorney,
                                                        Divisions of Enforcement and Corporation Finance,
                                                        Securities and Exchange Commission (1986-1994).

-----------
/1/ As of July 30, 2002, the total number of Funds in the Fund Complex is 84. /2/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
/3/  Mr. Hale is a director who is an 'interested person' within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

          Ms. Olmert and Messrs. Engelsman, Hale, Hirsch, Rizzo, and Rosenblum also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Replace the last paragraph of the 'Performance Information' Section of the Statement of Additional Information for the Statement of Additional Information for the Micro Cap Fund:

         No performance information is provided for the Micro Cap Fund Class A, B, and C shares because they have no performance history. When we advertise total return information for Class A, B and C shares we may present actual returns for the classes as well as returns for the class with the longest performance history adjusted to reflect the appropriate maximum sales charges, if any, and expenses for these periods dating back to the inception date of the class of the Fund with the longest performance history.